UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, or going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBE-SEMI-0319x0919

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALPHA OPPORTUNITY FUND	9
LARGE CAP VALUE FUND	23
MARKET NEUTRAL REAL ESTATE FUND	32
RISK MANAGED REAL ESTATE FUND	41
SMALL CAP VALUE FUND	53
STYLEPLUS—LARGE CORE FUND	63
STYLEPLUS—MID GROWTH FUND	74
WORLD EQUITY INCOME FUND	85
NOTES TO FINANCIAL STATEMENTS	96
OTHER INFORMATION	110
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	111
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	115

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”) (together, “Investment Advisers”), are pleased to present the shareholder report for eight equity funds (the “Fund” or “Funds”). The report covers the semi-annual fiscal period ended March 31, 2019.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve its investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● Please read the prospectus for more detailed information regarding these and other risks.

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2019

Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ●Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range (e.g., large-, mid- or small-cap securities). As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the six months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned -1.72%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.64%. The return of the MSCI Emerging Markets Index* was 1.83%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.63% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 2.39%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.17% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

FTSE NAREIT Equity REITs Index is one of the FTSE NAREIT US Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the US property and investment markets.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.62%	(4.43%)	$ 1,000.00	$ 955.70	$ 7.90
C-Class	2.44%	(4.88%)	1,000.00	951.20	11.87
P-Class	1.63%	(4.48%)	1,000.00	955.20	7.95
Institutional Class	1.15%	(4.21%)	1,000.00	957.90	5.61
Large Cap Value Fund
A-Class	1.15%	(3.77%)	1,000.00	962.30	5.63
C-Class	1.90%	(4.12%)	1,000.00	958.80	9.28
P-Class	1.15%	(3.76%)	1,000.00	962.40	5.63
Institutional Class	0.90%	(3.62%)	1,000.00	963.80	4.41
Market Neutral Real Estate Fund
A-Class	1.59%	4.07%	1,000.00	1,040.70	8.09
C-Class	2.38%	3.53%	1,000.00	1,035.30	12.08
P-Class	1.63%	3.75%	1,000.00	1,037.50	8.28
Institutional Class	1.40%	4.02%	1,000.00	1,040.20	7.12
Risk Managed Real Estate Fund
A-Class	1.35%	9.82%	1,000.00	1,098.20	7.06
C-Class	2.13%	9.45%	1,000.00	1,094.50	11.12
P-Class	1.39%	9.81%	1,000.00	1,098.10	7.27
Institutional Class	1.13%	9.96%	1,000.00	1,099.60	5.92
Small Cap Value Fund
A-Class	1.30%	(8.98%)	1,000.00	910.20	6.19
C-Class	2.05%	(9.34%)	1,000.00	906.60	9.74
P-Class	1.25%	(8.92%)	1,000.00	910.80	5.95
Institutional Class	1.05%	(8.88%)	1,000.00	911.20	5.00
StylePlus—Large Core Fund
A-Class	1.29%	(3.41%)	1,000.00	965.90	6.32
C-Class	2.26%	(3.85%)	1,000.00	961.50	11.05
P-Class	1.30%	(3.40%)	1,000.00	966.00	6.37
Institutional Class	1.06%	(3.27%)	1,000.00	967.30	5.20
StylePlus—Mid Growth Fund
A-Class	1.35%	(1.31%)	1,000.00	986.90	6.69
C-Class	2.28%	(1.77%)	1,000.00	982.30	11.27
P-Class	1.49%	(1.37%)	1,000.00	986.30	7.38
Institutional Class	1.22%	(1.28%)	1,000.00	987.20	6.04
World Equity Income Fund
A-Class	1.22%	(3.53%)	1,000.00	964.70	5.98
C-Class	1.97%	(3.95%)	1,000.00	960.50	9.63
P-Class	1.22%	(3.56%)	1,000.00	964.40	5.98
Institutional Class	0.97%	(3.42%)	1,000.00	965.80	4.75

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.62%	5.00%	$ 1,000.00	$ 1,016.85	$ 8.15
C-Class	2.44%	5.00%	1,000.00	1,012.76	12.24
P-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Institutional Class	1.15%	5.00%	1,000.00	1,019.20	5.79
Large Cap Value Fund
A-Class	1.15%	5.00%	1,000.00	1,019.20	5.79
C-Class	1.90%	5.00%	1,000.00	1,015.46	9.55
P-Class	1.15%	5.00%	1,000.00	1,019.20	5.79
Institutional Class	0.90%	5.00%	1,000.00	1,020.44	4.53
Market Neutral Real Estate Fund
A-Class	1.59%	5.00%	1,000.00	1,017.00	8.00
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
P-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Institutional Class	1.40%	5.00%	1,000.00	1,017.95	7.04
Risk Managed Real Estate Fund
A-Class	1.35%	5.00%	1,000.00	1,018.20	6.79
C-Class	2.13%	5.00%	1,000.00	1,014.31	10.70
P-Class	1.39%	5.00%	1,000.00	1,018.00	6.99
Institutional Class	1.13%	5.00%	1,000.00	1,019.30	5.69
Small Cap Value Fund
A-Class	1.30%	5.00%	1,000.00	1,018.45	6.54
C-Class	2.05%	5.00%	1,000.00	1,014.71	10.30
P-Class	1.25%	5.00%	1,000.00	1,018.70	6.29
Institutional Class	1.05%	5.00%	1,000.00	1,019.70	5.29
StylePlus—Large Core Fund
A-Class	1.29%	5.00%	1,000.00	1,018.50	6.49
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
P-Class	1.30%	5.00%	1,000.00	1,018.45	6.54
Institutional Class	1.06%	5.00%	1,000.00	1,019.65	5.34
StylePlus—Mid Growth Fund
A-Class	1.35%	5.00%	1,000.00	1,018.20	6.79
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
P-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
Institutional Class	1.22%	5.00%	1,000.00	1,018.85	6.14
World Equity Income Fund
A-Class	1.22%	5.00%	1,000.00	1,018.85	6.14
C-Class	1.97%	5.00%	1,000.00	1,015.11	9.90
P-Class	1.22%	5.00%	1,000.00	1,018.85	6.14
Institutional Class	0.97%	5.00%	1,000.00	1,020.09	4.89

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratio for the Alpha Opportunity Fund would be 1.62%, 2.45%, 1.63%, 1.15% and the Risk Managed Real Estate Fund would be 1.26%, 2.04%, 1.30% and 1.04% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
Tyson Foods, Inc. — Class A	1.1%
Apartment Investment & Management Co. — Class A	1.1%
FedEx Corp.	1.1%
Verizon Communications, Inc.	1.1%
FirstEnergy Corp.	1.1%
UGI Corp.	1.1%
Portland General Electric Co.	1.1%
Medical Properties Trust, Inc.	1.1%
Pinnacle West Capital Corp.	1.1%
Ameren Corp.	1.1%
Top Ten Total	11.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(4.43%)	(6.91%)	2.18%	11.77%
A-Class Shares with sales charge‡	(8.94%)	(11.33%)	1.19%	11.12%
C-Class Shares	(4.88%)	(7.71%)	1.40%	10.92%
C-Class Shares with CDSC§	(5.83%)	(8.63%)	1.40%	10.92%
Institutional Class Shares	(4.21%)	(6.54%)	2.62%	12.21%
Morningstar Long/Short Equity Category Average	(2.99%)	(0.31%)	2.18%	6.19%
S&P 500 Index	(1.72%)	9.50%	10.91%	15.92%
S&P 500 Index-Blended**	1.17%	2.12%	6.87%	13.78%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.17%	2.12%	0.75%	0.43%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(4.48%)	(6.99%)	0.73%
Morningstar Long/Short Equity Category Average	(2.99%)	(0.31%)	1.64%
S&P 500 Index	(1.72%)	9.50%	10.11%
S&P 500 Index-Blended**	1.17%	2.12%	5.03%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.17%	2.12%	0.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index, and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data for the S&P 500 Index from 03/31/09 to 03/12/17, and the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill index from 03/13/17 to 03/31/19.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
ALPHA OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS† - 94.4%

Consumer, Non-cyclical - 27.6%
Tyson Foods, Inc. — Class A1	15,481	$1,074,846
Pfizer, Inc.[1]	23,818	1,011,550
Gilead Sciences, Inc.[1]	15,548	1,010,776
Ingredion, Inc.[1]	10,651	1,008,543
Amgen, Inc.[1]	5,255	998,345
Medtronic plc[1]	10,950	997,326
Kimberly-Clark Corp.[1]	7,648	947,587
ManpowerGroup, Inc.	10,482	866,757
McKesson Corp.[1]	7,037	823,751
Zimmer Biomet Holdings, Inc.[1]	5,884	751,387
Pilgrim’s Pride Corp.*	32,816	731,469
Merck & Company, Inc.	7,700	640,409
Kroger Co.[1]	25,250	621,150
Humana, Inc.	2,289	608,874
Darling Ingredients, Inc.*	28,109	608,560
Colgate-Palmolive Co.	8,783	601,987
Molson Coors Brewing Co. — Class B1	10,027	598,110
Sysco Corp.	8,787	586,620
Cal-Maine Foods, Inc.	12,472	556,625
Philip Morris International, Inc.	5,666	500,818
Becton Dickinson and Co.	2,001	499,710
Baxter International, Inc.	6,108	496,642
Cardinal Health, Inc.[1]	10,175	489,926
Abbott Laboratories	6,051	483,717
AMERCO	1,293	480,362
Herbalife Nutrition Ltd.*	8,626	457,092
Vector Group Ltd.	40,067	432,323
Post Holdings, Inc.*	3,841	420,205
Bio-Rad Laboratories, Inc. — Class A*	1,330	406,554
Mylan N.V.*,1	13,514	382,987
Jazz Pharmaceuticals plc*	2,528	361,377
HCA Healthcare, Inc.[1]	2,716	354,112
Johnson & Johnson	2,511	351,013
Biogen, Inc.*	1,366	322,895
JM Smucker Co.	2,766	322,239
United Therapeutics Corp.*	2,726	319,951
US Foods Holding Corp.*	8,503	296,840
Allergan plc[1]	1,976	289,306
Thermo Fisher Scientific, Inc.	985	269,614
CONMED Corp.	3,218	267,673
TrueBlue, Inc.*	11,070	261,695
Innoviva, Inc.*	17,907	251,235
AbbVie, Inc.	3,081	248,298
Perrigo Company plc	4,998	240,704
MEDNAX, Inc.*	8,178	222,196
Molina Healthcare, Inc.*	1,543	219,045
General Mills, Inc.	4,160	215,280
Constellation Brands, Inc. — Class A1	1,220	213,903
Flowers Foods, Inc.	9,974	212,646
Brown-Forman Corp. — Class B	3,967	209,378
Kraft Heinz Co.[1]	6,205	202,593
Central Garden & Pet Co. — Class A*	8,045	187,046
Integer Holdings Corp.*	2,374	179,047
Archer-Daniels-Midland Co.	2,512	108,342
Total Consumer, Non-cyclical		26,221,436

Financial - 12.9%
Apartment Investment & Management Co. — Class A REIT	20,914	1,051,765
Medical Properties Trust, Inc. REIT[1]	54,766	1,013,719
Equity Commonwealth REIT	30,734	1,004,694
Hartford Financial Services Group, Inc.[1]	15,028	747,192
Park Hotels & Resorts, Inc. REIT	20,846	647,894
HCP, Inc. REIT	19,642	614,794
Travelers Companies, Inc.[1]	4,364	598,566
Chesapeake Lodging Trust REIT	20,786	578,059
Northern Trust Corp.	5,970	539,748
Bank of New York Mellon Corp.	10,619	535,516
Host Hotels & Resorts, Inc. REIT	27,542	520,544
Deluxe Corp.	11,612	507,677
Ameriprise Financial, Inc.	3,934	503,945
Prudential Financial, Inc.[1]	5,445	500,287
MetLife, Inc.	11,276	480,019
Western Union Co.	25,543	471,779
Franklin Resources, Inc.[1]	13,662	452,759
Assured Guaranty Ltd.	8,614	382,720
Hospitality Properties Trust REIT	12,797	336,689
JPMorgan Chase & Co.	3,116	315,433
Summit Hotel Properties, Inc. REIT	19,293	220,133
Visa, Inc. — Class A	1,306	203,984
Total Financial		12,227,916

Industrial - 11.9%
FedEx Corp.[1]	5,737	1,040,749
Cummins, Inc.[1]	4,976	785,561
Werner Enterprises, Inc.	20,286	692,767
J.B. Hunt Transport Services, Inc.	6,716	680,264
Heartland Express, Inc.	34,606	667,204
Kansas City Southern[1]	5,608	650,416
Schneider National, Inc. — Class B	27,787	584,916
Knight-Swift Transportation Holdings, Inc.	15,366	502,161
Huntington Ingalls Industries, Inc.	2,316	479,875
Union Pacific Corp.[1]	2,744	458,797
CSX Corp.[1]	5,635	421,611
United Parcel Service, Inc. — Class B	3,626	405,169
Saia, Inc.*	6,446	393,851
Arrow Electronics, Inc.*	5,049	389,076
Norfolk Southern Corp.[1]	2,005	374,714
Textron, Inc.	7,096	359,483
Forward Air Corp.	5,235	338,861
Kennametal, Inc.	9,205	338,284
Oshkosh Corp.	4,380	329,069
Waters Corp.*	1,020	256,744
Marten Transport Ltd.	14,260	254,256
Avnet, Inc.	5,840	253,281
Belden, Inc.	4,320	231,984
Vishay Intertechnology, Inc.	11,500	212,405
Greenbrier Companies, Inc.	5,639	181,745
Total Industrial		11,283,243

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ALPHA OPPORTUNITY FUND

	Shares	Value

Utilities - 10.2%
FirstEnergy Corp.[1]	24,745	$1,029,639
UGI Corp.[1]	18,432	1,021,501
Portland General Electric Co.	19,678	1,020,108
Pinnacle West Capital Corp.[1]	10,602	1,013,339
Ameren Corp.	13,769	1,012,710
PPL Corp.[1]	31,280	992,827
National Fuel Gas Co.[1]	15,136	922,691
El Paso Electric Co.	13,993	823,068
Exelon Corp.[1]	16,094	806,792
AES Corp.[1]	37,882	684,907
NRG Energy, Inc.	8,845	375,736
Total Utilities		9,703,318

Communications - 9.3%
Verizon Communications, Inc.[1]	17,417	1,029,867
Omnicom Group, Inc.[1]	13,519	986,752
AT&T, Inc.	26,338	825,960
AMC Networks, Inc. — Class A*	14,163	803,892
Sinclair Broadcast Group, Inc. — Class A	15,930	612,987
InterDigital, Inc.	9,190	606,356
Shenandoah Telecommunications Co.	13,352	592,295
Scholastic Corp.	11,879	472,309
MSG Networks, Inc. — Class A*	20,484	445,527
TEGNA, Inc.	31,231	440,357
John Wiley & Sons, Inc. — Class A	9,767	431,897
ATN International, Inc.	6,867	387,230
Alphabet, Inc. — Class C*	273	320,313
New Media Investment Group, Inc.	26,290	276,045
Juniper Networks, Inc.[1]	8,456	223,830
News Corp. — Class A	16,789	208,855
Facebook, Inc. — Class A*	1,214	202,362
Total Communications		8,866,834

Energy - 9.1%
Exxon Mobil Corp.[1]	12,352	998,042
Chevron Corp.[1]	8,055	992,215
Occidental Petroleum Corp.[1]	14,934	988,631
Kinder Morgan, Inc.	43,329	867,013
Valero Energy Corp.[1]	9,296	788,580
Delek US Holdings, Inc.	18,708	681,345
Phillips 66[1]	6,820	649,059
HollyFrontier Corp.[1]	13,014	641,200
Williams Companies, Inc.	16,281	467,590
PBF Energy, Inc. — Class A	13,942	434,154
Renewable Energy Group, Inc.*	17,757	389,944
ONEOK, Inc.	5,371	375,111
CVR Energy, Inc.	5,437	224,004
Marathon Petroleum Corp.	3,157	188,946
Total Energy		8,685,834

Consumer, Cyclical - 7.7%
Delta Air Lines, Inc.[1]	18,388	949,740
Cinemark Holdings, Inc.[1]	23,739	949,322
United Continental Holdings, Inc.*,1	9,459	754,639
Allison Transmission Holdings, Inc.	13,865	622,816
JetBlue Airways Corp.*	37,050	606,138
PACCAR, Inc.	7,307	497,899
Southwest Airlines Co.[1]	8,084	419,641
Walgreens Boots Alliance, Inc.	6,398	404,802
Alaska Air Group, Inc.	6,979	391,662
Casey’s General Stores, Inc.	2,978	383,477
Lear Corp.	2,073	281,327
SkyWest, Inc.	4,484	243,436
Lions Gate Entertainment Corp. — Class A	15,359	240,215
World Fuel Services Corp.	7,587	219,188
Spirit Airlines, Inc.*	3,819	201,872
Nu Skin Enterprises, Inc. — Class A	4,120	197,183
Total Consumer, Cyclical		7,363,357

Technology - 4.9%
HP, Inc.	26,534	515,556
Intel Corp.	8,677	465,955
Applied Materials, Inc.	10,338	410,005
Lam Research Corp.	2,263	405,100
Oracle Corp.[1]	7,291	391,600
Activision Blizzard, Inc.	7,765	353,540
Skyworks Solutions, Inc.	4,095	337,755
Seagate Technology plc	6,981	334,320
Apple, Inc.	1,678	318,736
DXC Technology Co.[1]	4,939	317,627
Hewlett Packard Enterprise Co.	18,937	292,198
ON Semiconductor Corp.*,1	10,496	215,903
NetApp, Inc.[1]	2,973	206,148
Icad, Inc.*	28,033	144,930
Total Technology		4,709,373

Basic Materials - 0.8%
Domtar Corp.	5,688	282,409
Westlake Chemical Corp.[1]	3,878	263,161
LyondellBasell Industries N.V. — Class A	2,714	228,194
Total Basic Materials		773,764

Total Common Stocks
(Cost $89,052,811)		89,835,075

MONEY MARKET FUND† - 8.8%
Goldman Sachs Financial Square Treasury Instruments Fund – Institutional Class 2.26%[2]	8,405,229	8,405,229
Total Money Market Fund
(Cost $8,405,229)		8,405,229

Total Investments - 103.2%
(Cost $97,458,040)		$98,240,304
Other Assets & Liabilities, net - (3.2)%		(3,076,969)
Total Net Assets - 100.0%		$95,163,335

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley	Alpha Opportunity Portfolio Long Custom Basket Swap[3]	2.81%	At Maturity	02/01/24	$40,933,307	$204,676

OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley	Alpha Opportunity Portfolio Short Custom Basket Swap[4]	(2.11%)	At Maturity	02/01/24	97,894,942	(1,552,671)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[3]
Kinder Morgan, Inc.	18,977	0.94%	$29,144
Philip Morris International, Inc.	2,481	0.55%	28,929
Tyson Foods, Inc. — Class A	6,780	1.16%	23,638
Sinclair Broadcast Group, Inc. — Class A	6,977	0.67%	22,382
Pinnacle West Capital Corp.	4,643	1.08%	18,630
Delek US Holdings, Inc.	8,194	0.73%	17,987
Kimberly-Clark Corp.	3,349	1.01%	16,358
Deluxe Corp.	5,086	0.54%	15,484
Jazz Pharmaceuticals plc*	1,107	0.39%	14,866
Delta Air Lines, Inc.	8,053	1.02%	13,580
Merck & Company, Inc.	3,372	0.69%	12,337
Apple, Inc.	735	0.34%	11,937
AT&T, Inc.	11,535	0.88%	11,682
Pilgrim's Pride Corp.*	14,372	0.78%	11,553
TEGNA, Inc.	13,678	0.47%	10,467
Zimmer Biomet Holdings, Inc.	2,577	0.80%	10,237
FedEx Corp.	2,512	1.11%	9,429
Colgate-Palmolive Co.	3,846	0.64%	8,933
Nomad Foods Ltd.*	14,803	0.74%	8,876
Williams Companies, Inc.	7,131	0.50%	8,747
FirstEnergy Corp.	10,837	1.10%	8,533
J.B. Hunt Transport Services, Inc.	2,941	0.73%	7,794
Cummins, Inc.	2,179	0.84%	7,683
Knight-Swift Transportation Holdings, Inc.	6,730	0.54%	7,490
Darling Ingredients, Inc.*	12,311	0.65%	7,399
Southwest Airlines Co.	3,540	0.45%	7,363
Ingredion, Inc.	4,665	1.08%	6,825
Becton Dickinson and Co.	876	0.53%	6,506
Amgen, Inc.	2,301	1.07%	6,309
Seagate Technology plc	3,057	0.36%	6,280
Marten Transport Ltd.	6,245	0.27%	6,253
Union Pacific Corp.	1,201	0.49%	6,217
Baxter International, Inc.	2,675	0.53%	6,042
Molina Healthcare, Inc.*	676	0.23%	6,003
CSX Corp.	2,468	0.45%	5,906
Skyworks Solutions, Inc.	1,793	0.36%	5,846
Ameriprise Financial, Inc.	1,723	0.54%	5,765
Icad, Inc.*	9,390	0.12%	5,634
Casey's General Stores, Inc.	1,304	0.41%	5,571
Kennametal, Inc.	4,031	0.36%	5,553
AES Corp.	16,591	0.73%	5,274
El Paso Electric Co.	6,128	0.88%	4,753
SkyWest, Inc.	1,964	0.26%	4,687
Scholastic Corp.	5,203	0.51%	4,589
Hartford Financial Services Group, Inc.	6,582	0.80%	4,524
United Parcel Service, Inc. — Class B	1,588	0.43%	4,470
Exxon Mobil Corp.	5,409	1.07%	4,434
Werner Enterprises, Inc.	8,885	0.74%	4,392
Huntington Ingalls Industries, Inc.	1,014	0.51%	4,370
Pfizer, Inc.	10,431	1.08%	4,172
NRG Energy, Inc.	3,874	0.40%	4,044
AMERCO	566	0.51%	4,017
JetBlue Airways Corp.*	16,227	0.65%	3,937
Norfolk Southern Corp.	878	0.40%	3,925
TrueBlue, Inc.*	4,848	0.28%	3,917
Portland General Electric Co.	8,618	1.09%	3,902
Franklin Resources, Inc.	5,984	0.48%	3,899
HP, Inc.	11,621	0.55%	3,858
Oshkosh Corp.	1,918	0.35%	3,855
Forward Air Corp.	2,293	0.36%	3,634
Sysco Corp.	3,848	0.63%	3,629
Northern Trust Corp.	2,614	0.58%	3,595
Assured Guaranty Ltd.	3,772	0.41%	3,552
Alaska Air Group, Inc.	3,056	0.42%	3,367
Cal-Maine Foods, Inc.	5,462	0.60%	3,315

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Abbott Laboratories	2,650	0.52%	$3,292
Lam Research Corp.	991	0.43%	3,285
Medical Properties Trust, Inc.	23,986	1.08%	3,279
JM Smucker Co.	1,211	0.34%	3,142
Applied Materials, Inc.	4,528	0.44%	3,142
Perrigo Company plc	2,189	0.26%	3,037
Kansas City Southern	2,456	0.70%	2,996
McKesson Corp.	3,082	0.88%	2,884
ManpowerGroup, Inc.	4,591	0.93%	2,879
Oracle Corp.	3,193	0.42%	2,874
Constellation Brands, Inc. — Class A	534	0.23%	2,850
NetApp, Inc.	1,302	0.22%	2,825
Travelers Companies, Inc.	1,911	0.64%	2,589
Arrow Electronics, Inc.*	2,211	0.42%	2,586
General Mills, Inc.	1,822	0.23%	2,388
ONEOK, Inc.	2,352	0.40%	2,352
Johnson & Johnson	1,099	0.38%	2,285
CONMED Corp.	1,409	0.29%	2,172
Thermo Fisher Scientific, Inc.	431	0.29%	2,099
Intel Corp.	3,800	0.50%	2,052
Avnet, Inc.	2,557	0.27%	1,994
Brown-Forman Corp. — Class B	1,737	0.22%	1,970
Juniper Networks, Inc.	3,703	0.24%	1,963
CVR Energy, Inc.	2,381	0.24%	1,801
JPMorgan Chase & Co.	1,364	0.34%	1,788
PACCAR, Inc.	3,200	0.53%	1,743
Belden, Inc.	1,892	0.25%	1,741
Westlake Chemical Corp.	1,698	0.28%	1,740
US Foods Holding Corp.*	3,724	0.32%	1,739
Allergan plc	865	0.31%	1,699
Bio-Rad Laboratories, Inc. — Class A*	582	0.43%	1,661
Medtronic plc	4,796	1.07%	1,604
Domtar Corp.	2,491	0.30%	1,592
Equity Commonwealth	13,461	1.08%	1,453
Alphabet, Inc. — Class C*	119	0.34%	1,430
Chevron Corp.	3,528	1.06%	1,376
National Fuel Gas Co.	6,629	0.99%	1,331
AbbVie, Inc.	1,349	0.27%	1,139
Host Hotels & Resorts, Inc.	12,063	0.56%	1,128
Visa, Inc. — Class A	572	0.22%	1,127
Humana, Inc.	1,002	0.65%	1,110
Prudential Financial, Inc.	2,385	0.54%	1,095
Textron, Inc.	3,108	0.38%	1,068
MetLife, Inc.	4,938	0.51%	1,054
Waters Corp.*	447	0.27%	1,019
Molson Coors Brewing Co. — Class B	4,391	0.64%	956
DXC Technology Co.	2,163	0.34%	863
News Corp. — Class A	7,353	0.22%	849
Flowers Foods, Inc.	4,368	0.23%	568
Park Hotels & Resorts, Inc.	9,130	0.69%	501

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Post Holdings, Inc.*	1,682	0.45%	446
Facebook, Inc. — Class A*	531	0.22%	435
United Therapeutics Corp.*	1,194	0.34%	240
Vishay Intertechnology, Inc.	5,037	0.23%	198
MEDNAX, Inc.*	3,582	0.24%	179
ON Semiconductor Corp.*	4,597	0.23%	46
Cardinal Health, Inc.	4,456	0.52%	3
Summit Hotel Properties, Inc.	8,450	0.24%	(7)
Bank of New York Mellon Corp.	4,651	0.57%	(23)
Occidental Petroleum Corp.	6,540	1.06%	(107)
PPL Corp.	13,700	1.06%	(139)
Innoviva, Inc.*	7,842	0.27%	(416)
Western Union Co.	11,187	0.50%	(495)
Spirit Airlines, Inc.*	1,672	0.22%	(592)
Lions Gate Entertainment Corp. — Class A	6,727	0.26%	(748)
Cinemark Holdings, Inc.	10,397	1.02%	(773)
Lear Corp.	908	0.30%	(812)
Central Garden & Pet Co. — Class A*	3,523	0.20%	(1,047)
World Fuel Services Corp.	3,323	0.23%	(1,050)
Hospitality Properties Trust	5,604	0.36%	(1,284)
John Wiley & Sons, Inc. — Class A	4,278	0.46%	(1,306)
Greenbrier Companies, Inc.	2,470	0.19%	(1,342)
Hewlett Packard Enterprise Co.	8,294	0.31%	(1,350)
Apartment Investment & Management Co. — Class A	9,135	1.12%	(1,579)
Marathon Petroleum Corp.	1,382	0.20%	(1,899)
Archer-Daniels-Midland Co.	31,364	3.30%	(2,288)
Nu Skin Enterprises, Inc. — Class A	1,804	0.21%	(2,352)
Exelon Corp.	7,049	0.86%	(2,820)
LyondellBasell Industries N.V. — Class A	1,189	0.24%	(2,830)
HCA Healthcare, Inc.	1,189	0.38%	(2,939)
Vector Group Ltd.	17,548	0.46%	(3,149)
Valero Energy Corp.	4,071	0.84%	(3,747)
Ameren Corp.	6,030	1.08%	(3,841)
Walgreens Boots Alliance, Inc.	2,802	0.43%	(3,937)
Kraft Heinz Co.	2,717	0.22%	(4,305)
Schneider National, Inc. — Class B	12,170	0.63%	(4,418)
Saia, Inc.*	2,823	0.42%	(4,851)
Activision Blizzard, Inc.	3,401	0.38%	(5,373)
HCP, Inc.	8,602	0.66%	(5,710)
Chesapeake Lodging Trust	9,103	0.62%	(5,937)
Phillips 66	2,987	0.69%	(6,273)
UGI Corp.	8,073	1.09%	(6,548)
Herbalife Nutrition Ltd.*	3,778	0.49%	(6,876)
InterDigital, Inc.	4,025	0.65%	(7,810)

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Verizon Communications, Inc.	7,628	1.10%	(8,160)
Heartland Express, Inc.	15,156	0.71%	(8,706)
Integer Holdings Corp.*	1,039	0.19%	(9,154)
MSG Networks, Inc. — Class A*	8,971	0.48%	(9,413)
Omnicom Group, Inc.	5,921	1.06%	(9,920)
AMC Networks, Inc. — Class A*	6,203	0.86%	(11,314)
Shenandoah Telecommunications Co.	5,848	0.63%	(11,964)
Allison Transmission Holdings, Inc.	6,073	0.67%	(12,442)
New Media Investment Group, Inc.	11,514	0.30%	(12,694)
Mylan N.V.*	5,919	0.41%	(13,549)
Gilead Sciences, Inc.	6,809	1.08%	(14,565)
United Continental Holdings, Inc.*	4,143	0.81%	(21,724)
HollyFrontier Corp.	5,699	0.69%	(25,144)
PBF Energy, Inc. — Class A	6,106	0.46%	(27,432)
Renewable Energy Group, Inc.*	7,777	0.42%	(31,387)
Kroger Co.	11,059	0.66%	(32,216)
Biogen, Inc.*	598	0.35%	(34,846)
ATN International, Inc.	3,007	0.41%	(35,657)
Total Custom Basket of Long Securities			$204,676

CUSTOM BASKET OF SHORT SECURITIES[4]
Two Harbors Investment Corp.	(68,187)	(0.94%)	64,284
Valley National Bancorp	(140,777)	(1.38%)	56,402
CNO Financial Group, Inc.	(31,863)	(0.53%)	53,694
First Financial Bankshares, Inc.	(11,874)	(0.70%)	50,999
CVB Financial Corp.	(29,952)	(0.64%)	30,188
Annaly Capital Management, Inc.	(84,997)	(0.87%)	26,917
Chimera Investment Corp.	(45,505)	(0.87%)	22,493
FireEye, Inc.*	(19,152)	(0.33%)	19,076
New York Community Bancorp, Inc.	(89,324)	(1.06%)	13,957
Wyndham Hotels & Resorts, Inc.	(17,654)	(0.90%)	10,859
Douglas Emmett, Inc.	(27,670)	(1.14%)	10,238
Royal Gold, Inc.	(6,912)	(0.64%)	9,981
Axis Capital Holdings Ltd.	(8,584)	(0.48%)	9,859
Blackstone Mortgage Trust, Inc. — Class A	(25,908)	(0.91%)	9,248
Jagged Peak Energy, Inc.*	(61,247)	(0.66%)	9,230
Pacific Premier Bancorp, Inc.	(13,650)	(0.37%)	7,062
Ball Corp.	(16,430)	(0.97%)	5,817
Essex Property Trust, Inc.	(2,360)	(0.70%)	5,404
People's United Financial, Inc.	(34,544)	(0.58%)	5,130
NextEra Energy, Inc.	(3,815)	(0.75%)	4,693
National Oilwell Varco, Inc.	(33,094)	(0.90%)	4,636
Physicians Realty Trust	(22,942)	(0.44%)	4,588
Washington Federal, Inc.	(11,060)	(0.33%)	3,807
Glacier Bancorp, Inc.	(9,956)	(0.41%)	3,444
BankUnited, Inc.	(14,394)	(0.49%)	3,273
Hudson Pacific Properties, Inc.	(21,202)	(0.75%)	3,176
MFA Financial, Inc.	(50,555)	(0.38%)	2,528
Sotheby's*	(7,394)	(0.29%)	1,669
Commercial Metals Co.	(52,339)	(0.91%)	1,558
Empire State Realty Trust, Inc. — Class A	(45,791)	(0.74%)	1,167
Arthur J Gallagher & Co.	(7,872)	(0.63%)	945
CubeSmart	(13,274)	(0.43%)	928
AGNC Investment Corp.	(53,522)	(0.98%)	501
STORE Capital Corp.	(14,284)	(0.49%)	429
Everest Re Group Ltd.	(4,141)	(0.91%)	119
Marriott Vacations Worldwide Corp.	(6,506)	(0.62%)	99
Atmos Energy Corp.	(7,977)	(0.84%)	80
Steven Madden Ltd.	(1)	0.00%	2
First Republic Bank	(5,142)	(0.53%)	(51)
Signature Bank	(2,844)	(0.37%)	(563)
Extra Space Storage, Inc.	(3,673)	(0.38%)	(739)
Healthcare Realty Trust, Inc.	(9,139)	(0.30%)	(814)
Healthcare Trust of America, Inc. — Class A	(30,482)	(0.89%)	(914)
White Mountains Insurance Group Ltd.	(895)	(0.85%)	(1,095)
WesBanco, Inc.	(7,265)	(0.29%)	(1,107)
Allegheny Technologies, Inc.*	(11,426)	(0.30%)	(1,143)
UDR, Inc.	(14,118)	(0.66%)	(1,977)
CyrusOne, Inc.	(8,525)	(0.46%)	(2,019)
Realty Income Corp.	(16,820)	(1.26%)	(2,045)
IBERIABANK Corp.	(5,874)	(0.43%)	(2,167)
BancorpSouth Bank	(20,780)	(0.60%)	(2,730)
Prosperity Bancshares, Inc.	(5,364)	(0.38%)	(2,859)
Woodward, Inc.	(6,237)	(0.60%)	(2,927)
Paramount Group, Inc.	(38,790)	(0.56%)	(3,491)
American Homes 4 Rent — Class A	(20,741)	(0.48%)	(3,731)
Kaiser Aluminum Corp.	(3,683)	(0.39%)	(3,752)
Old National Bancorp	(55,508)	(0.93%)	(3,766)
Associated Banc-Corp.	(17,216)	(0.38%)	(4,032)
salesforce.com, Inc.*	(6,812)	(1.10%)	(5,211)
Alexandria Real Estate Equities, Inc.	(4,876)	(0.71%)	(5,389)
Sherwin-Williams Co.	(925)	(0.41%)	(5,664)
New Residential Investment Corp.	(23,467)	(0.41%)	(5,727)
Sempra Energy	(8,295)	(1.07%)	(5,919)
Howard Hughes Corp.*	(7,523)	(0.85%)	(6,297)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Texas Roadhouse, Inc. — Class A	(7,164)	(0.46%)	$(6,663)
Sterling Bancorp	(27,317)	(0.52%)	(6,733)
Crown Holdings, Inc.*	(13,091)	(0.73%)	(6,859)
Southern Copper Corp.	(8,454)	(0.34%)	(6,932)
Crown Castle International Corp.	(2,808)	(0.37%)	(7,560)
Markel Corp.*	(730)	(0.74%)	(7,753)
Liberty Property Trust	(26,916)	(1.33%)	(8,627)
RPM International, Inc.	(11,061)	(0.66%)	(9,529)
Brandywine Realty Trust	(28,584)	(0.46%)	(9,635)
Dunkin' Brands Group, Inc.	(5,707)	(0.44%)	(9,801)
Xylem, Inc.	(9,400)	(0.76%)	(9,964)
Invitation Homes, Inc.	(55,934)	(1.39%)	(10,068)
MarketAxess Holdings, Inc.	(1,988)	(0.50%)	(10,138)
Spire, Inc.	(11,614)	(0.98%)	(10,202)
Columbia Financial, Inc.*	(18,743)	(0.30%)	(10,408)
Compass Minerals International, Inc.	(8,988)	(0.50%)	(10,606)
Redwood Trust, Inc.	(55,778)	(0.92%)	(11,100)
Avery Dennison Corp.	(3,239)	(0.37%)	(11,223)
RLI Corp.	(13,506)	(0.99%)	(11,581)
HB Fuller Co.	(8,245)	(0.41%)	(11,790)
Bright Horizons Family Solutions, Inc.*	(4,239)	(0.55%)	(11,958)
Cincinnati Financial Corp.	(12,738)	(1.12%)	(12,018)
Linde plc	(1,868)	(0.34%)	(12,049)
Capitol Federal Financial, Inc.	(66,014)	(0.90%)	(12,747)
Amazon.com, Inc.*	(343)	(0.62%)	(12,860)
Federal Realty Investment Trust	(5,965)	(0.84%)	(13,702)
American Campus Communities, Inc.	(24,780)	(1.20%)	(14,262)
Pool Corp.	(3,591)	(0.61%)	(14,831)
Washington Real Estate Investment Trust	(28,373)	(0.82%)	(15,093)
Materion Corp.	(10,370)	(0.60%)	(15,709)
Americold Realty Trust	(14,119)	(0.44%)	(16,474)
Boeing Co.	(1,017)	(0.40%)	(16,582)
South Jersey Industries, Inc.	(26,599)	(0.87%)	(17,295)
Core Laboratories N.V.	(13,265)	(0.93%)	(17,467)
Marriott International, Inc. — Class A	(4,947)	(0.63%)	(18,627)
Starbucks Corp.	(5,846)	(0.44%)	(18,890)
BOK Financial Corp.	(8,133)	(0.68%)	(19,267)
Proofpoint, Inc.*	(4,247)	(0.53%)	(19,753)
Fortive Corp.	(16,074)	(1.38%)	(19,772)
PPG Industries, Inc.	(4,032)	(0.46%)	(19,794)
Scotts Miracle-Gro Co. — Class A	(14,117)	(1.13%)	(20,571)
Camden Property Trust	(6,730)	(0.70%)	(20,857)
Prologis, Inc.	(8,147)	(0.60%)	(22,667)
AptarGroup, Inc.	(12,519)	(1.36%)	(22,837)
Monolithic Power Systems, Inc.	(4,110)	(0.57%)	(22,858)
SBA Communications Corp.*	(3,398)	(0.69%)	(24,218)
Pegasystems, Inc.	(13,818)	(0.92%)	(27,001)
Palo Alto Networks, Inc.*	(3,312)	(0.82%)	(27,647)
Guidewire Software, Inc.*	(8,152)	(0.81%)	(27,960)
Allegion plc	(9,474)	(0.88%)	(28,404)
WR Grace & Co.	(16,259)	(1.30%)	(29,754)
TransDigm Group, Inc.*	(2,314)	(1.07%)	(31,189)
PTC, Inc.*	(9,028)	(0.85%)	(32,678)
Oil States International, Inc.*	(18,144)	(0.31%)	(34,472)
EastGroup Properties, Inc.	(8,985)	(1.02%)	(36,832)
Terreno Realty Corp.	(20,064)	(0.86%)	(37,717)
Costco Wholesale Corp.	(3,518)	(0.87%)	(38,795)
First Industrial Realty Trust, Inc.	(18,028)	(0.65%)	(39,423)
American Tower Corp. — Class A	(1,509)	(0.30%)	(39,691)
Sun Communities, Inc.	(12,517)	(1.52%)	(41,027)
Roper Technologies, Inc.	(3,715)	(1.30%)	(42,927)
Vulcan Materials Co.	(3,474)	(0.42%)	(45,541)
AMETEK, Inc.	(17,864)	(1.51%)	(49,793)
Equinix, Inc.	(1,731)	(0.80%)	(50,034)
Agree Realty Corp.	(14,621)	(1.04%)	(50,637)
Air Products & Chemicals, Inc.	(6,258)	(1.22%)	(51,230)
NewMarket Corp.	(2,253)	(1.00%)	(53,068)
SPS Commerce, Inc.*	(3,364)	(0.36%)	(59,946)
Balchem Corp.	(10,406)	(0.99%)	(62,582)
Sensient Technologies Corp.	(13,046)	(0.90%)	(63,180)
Martin Marietta Materials, Inc.	(3,994)	(0.82%)	(64,289)
Rexford Industrial Realty, Inc.	(40,824)	(1.49%)	(72,517)
Equity LifeStyle Properties, Inc.	(8,579)	(1.00%)	(74,005)
CarMax, Inc.*	(11,733)	(0.84%)	(82,353)
Total Custom Basket of Short Securities			$(1,552,671)

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
ALPHA OPPORTUNITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at March 31, 2019.
[2]	Rate indicated is the 7-day yield as of March 31, 2019.
[3]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2019.
[4]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$89,835,075	$—	$—	$89,835,075
Money Market Fund	8,405,229	—	—	8,405,229
Custom Basket Swap Agreements**	—	204,676	—	204,676
Total Assets	$98,240,304	$204,676	$—	$98,444,980

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	1,552,671	$—	$1,552,671

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments, at value (cost $97,458,040)	$98,240,304
Cash	1,274
Unrealized appreciation on swap agreements	204,676
Prepaid expenses	65,142
Receivables:
Dividends	164,509
Interest	6,217
Total assets	98,682,122

Liabilities:
Unrealized depreciation on swap agreements	1,552,671
Payable for:
Swap settlement	1,610,401
Fund shares redeemed	182,511
Management fees	72,409
Transfer agent/maintenance fees	12,718
Fund accounting/administration fees	6,584
Distribution and service fees	3,293
Due to Investment Adviser	1,585
Trustees’ fees*	523
Miscellaneous	76,092
Total liabilities	3,518,787
Net assets	$95,163,335

Net assets consist of:
Paid in capital	$116,283,442
Total distributable earnings (loss)	(21,120,107)
Net assets	$95,163,335

A-Class:
Net assets	$8,669,242
Capital shares outstanding	479,238
Net asset value per share	$18.09
Maximum offering price per share(Net asset value divided by 95.25%)	$18.99

C-Class:
Net assets	$860,280
Capital shares outstanding	54,434
Net asset value per share	$15.80

P-Class:
Net assets	$2,889,350
Capital shares outstanding	158,469
Net asset value per share	$18.23

Institutional Class:
Net assets	$82,744,463
Capital shares outstanding	3,147,226
Net asset value per share	$26.29

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends	$1,562,883
Interest	53,289
Total investment income	1,616,172

Expenses:
Management fees	655,728
Distribution and service fees:
A-Class	12,422
C-Class	4,606
P-Class	4,581
Transfer agent/maintenance fees:
A-Class	5,958
C-Class	1,329
P-Class	3,660
Institutional Class	13,983
Fund accounting/administration fees	58,288
Trustees’ fees*	9,920
Custodian fees	9,639
Line of credit fees	1,415
Miscellaneous	90,092
Recoupment of previously waived fees:
A-Class	5,801
C-Class	225
P-Class	849
Total expenses	878,496
Less:
Expenses waived by Adviser	(1,497)
Expenses reimbursed by Adviser:
A-Class	(306)
C-Class	(142)
P-Class	(16)
Institutional Class	(72)
Total waived/reimbursed expenses	(2,033)
Net expenses	876,463
Net investment income	739,709

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(14,546,845)
Swap agreements	1,009,404
Net realized loss	(13,537,441)
Net change in unrealized appreciation(depreciation) on:
Investments	(4,029,494)
Swap agreements	8,498,504
Net change in unrealized appreciation(depreciation)	4,469,010
Net realized and unrealized loss	(9,068,431)
Net decrease in net assets resulting from operations	$(8,328,722)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$739,709	$1,893,779
Net realized loss on investments	(13,537,441)	(6,985,537)
Net change in unrealized appreciation (depreciation) on investments	4,469,010	(844,817)
Net decrease in net assets resulting from operations	(8,328,722)	(5,936,575)

Distributions to shareholders:
A-Class	(116,145)	(950,491)
C-Class	—	(199,304)
P-Class	(27,471)	(527,188)
Institutional Class	(1,999,722)	(9,428,285)
Total distributions to shareholders	(2,143,338)	(11,105,268)

Capital share transactions:
Proceeds from sale of shares
A-Class	290,384	2,076,718
C-Class	19,120	333,769
P-Class	106,162	7,281,013
Institutional Class	1,019,738	5,609,253
Distributions reinvested
A-Class	110,113	925,939
C-Class	—	194,318
P-Class	27,471	527,188
Institutional Class	1,978,134	9,428,285
Cost of shares redeemed
A-Class	(2,391,332)	(5,488,322)
C-Class	(147,715)	(1,716,741)
P-Class	(1,564,043)	(9,878,570)
Institutional Class	(91,711,450)	(15,771,018)
Net decrease from capital share transactions	(92,263,418)	(6,478,168)
Net decrease in net assets	(102,735,478)	(23,520,011)

Net assets:
Beginning of period	197,898,813	221,418,824
End of period	$95,163,335	$197,898,813

Capital share activity:
Shares sold
A-Class	15,664	103,554
C-Class	1,182	18,316
P-Class	5,681	343,013
Institutional Class	37,922	190,568
Shares issued from reinvestment of distributions
A-Class	6,100	44,581
C-Class	—	10,724
P-Class	1,511	25,285
Institutional Class	75,530	313,962
Shares redeemed
A-Class	(129,534)	(272,432)
C-Class	(9,124)	(101,381)
P-Class	(84,083)	(497,211)
Institutional Class	(3,486,382)	(553,273)
Net decrease in shares	(3,565,533)	(374,294)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$19.15	$21.10	$19.08	$18.39	$18.01	$16.22
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.10	.31	(.19)	(.35)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.91)	(.60)	1.72	.88	.73	1.92
Total from investment operations	(.85)	(.50)	2.03	.69	.38	1.79
Less distributions from:
Net investment income	(.21)	—	—	—	(—)[c]	—
Net realized gains	—	(1.45)	(.01)	—	—	—
Total distributions	(.21)	(1.45)	(.01)	—	(—)[c]	—
Net asset value, end of period	$18.09	$19.15	$21.10	$19.08	$18.39	$18.01

Total Return[d]	(4.43%)	(2.90%)	10.70%	3.70%	2.13%	11.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,669	$11,243	$15,011	$16,041	$11,485	$7,989
Ratios to average net assets:
Net investment income (loss)	0.62%	0.51%	1.49%	(1.02%)	(1.88%)	(0.73%)
Total expenses[h]	1.63%	1.54%	2.21%	2.69%	3.92%	3.25%
Net expenses[e,f,i]	1.62%	1.54%	2.17%	2.69%	2.94%	2.12%
Portfolio turnover rate	77%	255%	92%	235%	124%	—

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$16.61	$18.62	$16.96	$16.47	$16.25	$14.74
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.05)	.09	(.29)	(.44)	(.23)
Net gain (loss) on investments (realized and unrealized)	(.79)	(.51)	1.58	.78	.66	1.74
Total from investment operations	(.81)	(.56)	1.67	.49	.22	1.51
Less distributions from:
Net investment income	—	—	—	—	(—)[c]	—
Net realized gains	—	(1.45)	(.01)	—	—	—
Total distributions	—	(1.45)	(.01)	—	(—)[c]	—
Net asset value, end of period	$15.80	$16.61	$18.62	$16.96	$16.47	$16.25

Total Return[d]	(4.88%)	(3.65%)	9.91%	2.91%	1.38%	10.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$860	$1,036	$2,508	$1,550	$1,203	$1,117
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.31%)	0.47%	(1.72%)	(2.64%)	(1.46%)
Total expenses[h]	2.48%	2.34%	2.94%	3.91%	4.81%	4.11%
Net expenses[e,f,i]	2.45%	2.31%	2.88%	3.46%	3.68%	2.87%
Portfolio turnover rate	77%	255%	92%	235%	124%	—

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$19.23	$21.19	$19.11	$18.39	$19.11
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.10	(.06)	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.91)	(.61)	2.15	.84	(.59)
Total from investment operations	(.86)	(.51)	2.09	.72	(.72)
Less distributions from:
Net investment income	(.14)	—	—	—	—
Net realized gains	—	(1.45)	(.01)	—	—
Total distributions	(.14)	(1.45)	(.01)	—	—
Net asset value, end of period	$18.23	$19.23	$21.19	$19.11	$18.39

Total Return	(4.48%)	(2.93%)	11.00%	3.86%	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,889	$4,525	$7,720	$4,453	$134
Ratios to average net assets:
Net investment income (loss)	0.59%	0.47%	(0.31%)	(0.65%)	(1.77%)
Total expenses[h]	1.63%	1.58%	1.75%	2.44%	3.31%
Net expenses[e,f,i]	1.63%	1.57%	1.72%	2.44%	2.87%
Portfolio turnover rate	77%	255%	92%	235%	124%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$27.77	$29.86	$26.82	$25.73	$25.13	$22.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.27	.12	(.13)	(.40)	(.12)
Net gain (loss) on investments (realized and unrealized)	(1.31)	(.91)	2.93	1.22	1.00	2.67
Total from investment operations	(1.17)	(.64)	3.05	1.09	.60	2.55
Less distributions from:
Net investment income	(.31)	—	—	—	(—)[c]	—
Net realized gains	—	(1.45)	(.01)	—	—	—
Total distributions	(.31)	(1.45)	(.01)	—	(—)[c]	—
Net asset value, end of period	$26.29	$27.77	$29.86	$26.82	$25.73	$25.13

Total Return	(4.21%)	(2.50%)	11.42%	4.20%	2.41%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,744	$181,095	$196,180	$56,550	$50,304	$1,645
Ratios to average net assets:
Net investment income (loss)	1.07%	0.94%	0.40%	(0.49%)	(1.55%)	(0.48%)
Total expenses[h]	1.15%	1.12%	1.38%	2.23%	2.80%	2.90%
Net expenses[e,f,i]	1.15%	1.12%	1.37%	2.23%	2.80%	1.87%
Portfolio turnover rate	77%	255%	92%	235%	124%	—

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	0.12%	0.02%	0.32%
C-Class	0.05%	0.07%	0.64%
P-Class	0.05%	0.04%	—
Institutional Class	—	—	0.01%

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Does not include expenses of the underlying funds in which the Fund invests.
[i]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.62%	1.52%	2.00%	2.11%	2.11%	2.11%
C-Class	2.45%	2.30%	2.71%	2.86%	2.86%	2.86%
P-Class	1.63%	1.56%	1.68%	1.87%	2.10%	—
Institutional Class	1.15%	1.11%	1.28%	1.63%	1.86%	1.86%

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.8%
Chevron Corp.	3.1%
Exxon Mobil Corp.	3.0%
Bank of America Corp.	3.0%
Cisco Systems, Inc.	2.8%
Berkshire Hathaway, Inc. — Class B	2.7%
Intel Corp.	2.5%
Pfizer, Inc.	2.4%
Citigroup, Inc.	2.2%
iShares Russell 1000 Value ETF	2.1%
Top Ten Total	27.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(3.77%)	3.03%	6.87%	13.17%
A-Class Shares with sales charge‡	(8.34%)	(1.87%)	5.84%	12.50%
C-Class Shares	(4.12%)	2.25%	6.07%	12.32%
C-Class Shares with CDSC§	(5.02%)	1.28%	6.07%	12.32%
Russell 1000 Value Index	(1.19%)	5.67%	7.72%	14.52%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(3.76%)	3.03%	6.97%
Russell 1000 Value Index	(1.19%)	5.67%	6.99%

	6 Month†	1 Year	5 Year	Since Inception (06/07/13)
Institutional Class Shares	(3.62%)	3.30%	7.13%	8.84%
Russell 1000 Value Index	(1.19%)	5.67%	7.72%	9.33%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
LARGE CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 94.6%

Financial - 25.7%
JPMorgan Chase & Co.	23,403	$2,369,086
Bank of America Corp.	67,490	1,862,049
Berkshire Hathaway, Inc. — Class B*	8,254	1,658,146
Citigroup, Inc.	22,081	1,373,880
MetLife, Inc.	17,054	725,989
SunTrust Banks, Inc.	11,705	693,521
Zions Bancorp North America	15,175	689,097
Equity Commonwealth REIT	19,760	645,954
Allstate Corp.	6,658	627,051
Principal Financial Group, Inc.	11,831	593,798
BB&T Corp.	12,569	584,836
Voya Financial, Inc.	10,619	530,525
Loews Corp.	10,029	480,690
Hartford Financial Services Group, Inc.	8,318	413,571
Morgan Stanley	9,603	405,247
Wells Fargo & Co.	7,316	353,509
Medical Properties Trust, Inc. REIT	18,212	337,104
Prudential Financial, Inc.	3,280	301,366
Regions Financial Corp.	19,250	272,387
KeyCorp	17,002	267,781
Park Hotels & Resorts, Inc. REIT	8,582	266,729
Jones Lang LaSalle, Inc.	1,350	208,143
CIT Group, Inc.	4,021	192,887
Realogy Holdings Corp.	12,908	147,151
Total Financial		16,000,497

Consumer, Non-cyclical - 19.7%
Pfizer, Inc.	34,985	1,485,813
Procter & Gamble Co.	10,601	1,103,034
Johnson & Johnson	7,177	1,003,273
Alexion Pharmaceuticals, Inc.*	5,203	703,342
HCA Healthcare, Inc.	5,191	676,803
Archer-Daniels-Midland Co.	14,526	626,507
McKesson Corp.	4,953	579,798
Tyson Foods, Inc. — Class A	8,317	577,449
Zimmer Biomet Holdings, Inc.	3,805	485,899
Merck & Company, Inc.	5,747	477,978
Dentsply Sirona, Inc.	9,451	468,675
United Therapeutics Corp.*	3,933	461,616
Quest Diagnostics, Inc.	4,820	433,414
Amgen, Inc.	1,916	364,002
Bunge Ltd.	6,688	354,932
Medtronic plc	3,728	339,546
Mylan N.V.*	11,569	327,865
Biogen, Inc.*	1,377	325,495
AmerisourceBergen Corp. — Class A	3,822	303,925
DaVita, Inc.*	5,534	300,441
Humana, Inc.	1,003	266,798
Cigna Corp.	1,625	261,333
UnitedHealth Group, Inc.	956	236,380
Ingredion, Inc.	1,421	134,555
Total Consumer, Non-cyclical		12,298,873

Energy - 10.9%
Chevron Corp.	15,590	1,920,376
Exxon Mobil Corp.	23,361	1,887,569
Kinder Morgan, Inc.	52,029	1,041,100
Marathon Oil Corp.	43,193	721,755
Whiting Petroleum Corp.*	15,179	396,779
ConocoPhillips	5,631	375,813
Range Resources Corp.	29,532	331,940
Antero Resources Corp.*	14,782	130,525
Total Energy		6,805,857

Utilities - 8.2%
Exelon Corp.	19,930	999,091
Public Service Enterprise Group, Inc.	14,367	853,543
Ameren Corp.	10,541	775,291
OGE Energy Corp.	15,287	659,175
Duke Energy Corp.	6,688	601,920
Edison International	7,742	479,385
Pinnacle West Capital Corp.	4,056	387,673
AES Corp.	19,964	360,949
Total Utilities		5,117,027

Communications - 8.0%
Cisco Systems, Inc.	32,277	1,742,635
Verizon Communications, Inc.	21,659	1,280,697
Comcast Corp. — Class A	19,207	767,896
Symantec Corp.	21,451	493,159
F5 Networks, Inc.*	1,914	300,364
AT&T, Inc.	6,381	200,108
Corning, Inc.	5,053	167,254
Total Communications		4,952,113

Consumer, Cyclical - 6.3%
Walmart, Inc.	7,481	729,622
Southwest Airlines Co.	12,524	650,121
PVH Corp.	3,928	479,020
PACCAR, Inc.	5,614	382,538
Lear Corp.	2,604	353,389
DR Horton, Inc.	8,326	344,530
Carnival Corp.	6,345	321,818
Macy’s, Inc.	12,315	295,929
Walgreens Boots Alliance, Inc.	3,023	191,265
Dick’s Sporting Goods, Inc.	4,569	168,185
Total Consumer, Cyclical		3,916,417

Basic Materials - 5.5%
Reliance Steel & Aluminum Co.	8,317	750,692
Nucor Corp.	11,063	645,526
Huntsman Corp.	21,747	489,090
Steel Dynamics, Inc.	13,109	462,355
DowDuPont, Inc.	8,120	432,877
Alcoa Corp.*	13,599	382,948
Freeport-McMoRan, Inc.	21,118	272,211
Total Basic Materials		3,435,699

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
LARGE CAP VALUE FUND

	Shares	Value

Technology - 5.3%
Intel Corp.	29,094	$1,562,348
Apple, Inc.	2,826	536,798
Micron Technology, Inc.*	12,468	515,302
Oracle Corp.	7,552	405,618
Skyworks Solutions, Inc.	3,589	296,021
Total Technology		3,316,087

Industrial - 5.0%
Eaton Corporation plc	5,260	423,746
FedEx Corp.	2,157	391,301
Owens Corning	7,278	342,939
Westrock Co.	8,779	336,675
3M Co.	1,557	323,513
Jabil, Inc.	11,304	300,574
Ingersoll-Rand plc	2,497	269,551
General Electric Co.	26,811	267,842
Avnet, Inc.	6,033	261,651
Timken Co.	5,146	224,468
Total Industrial		3,142,260

Total Common Stocks
(Cost $50,489,076)		58,984,830

EXCHANGE-TRADED FUNDS† - 2.1%
iShares Russell 1000 Value ETF	10,432	1,288,248
Total Exchange-Traded Funds
(Cost $1,237,633)		1,288,248

MONEY MARKET FUND† - 2.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 2.27%[1]	1,719,288	1,719,288
Total Money Market Fund
(Cost $1,719,288)		1,719,288

Total Investments - 99.5%
(Cost $53,445,997)		$61,992,366
Other Assets & Liabilities, net - 0.5%		315,225
Total Net Assets - 100.0%		$62,307,591

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$58,984,830	$—	$—	$58,984,830
Exchange-Traded Funds	1,288,248	—	—	1,288,248
Money Market Fund	1,719,288	—	—	1,719,288
Total Assets	$61,992,366	$—	$—	$61,992,366

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments, at value (cost $53,445,997)	$61,992,366
Prepaid expenses	46,738
Receivables:
Securities sold	329,802
Dividends	49,200
Fund shares sold	34,612
Interest	2,406
Total assets	62,455,124

Liabilities:
Payable for:
Fund shares redeemed	50,993
Management fees	29,478
Printing fees	21,814
Professional fees	14,344
Distribution and service fees	13,735
Fund accounting/administration fees	4,262
Transfer agent/maintenance fees	4,072
Trustees’ fees*	420
Due to Investment Adviser	219
Miscellaneous	8,196
Total liabilities	147,533
Net assets	$62,307,591

Net assets consist of:
Paid in capital	$52,278,876
Total distributable earnings (loss)	10,028,715
Net assets	$62,307,591

A-Class:
Net assets	$55,764,731
Capital shares outstanding	1,282,420
Net asset value per share	$43.48
Maximum offering price per share(Net asset value divided by 95.25%)	$45.65

C-Class:
Net assets	$2,087,881
Capital shares outstanding	52,401
Net asset value per share	$39.84

P-Class:
Net assets	$139,148
Capital shares outstanding	3,208
Net asset value per share	$43.38

Institutional Class:
Net assets	$4,315,831
Capital shares outstanding	100,490
Net asset value per share	$42.95

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends	$806,044
Interest	20,966
Total investment income	827,010

Expenses:
Management fees	201,882
Distribution and service fees:
A-Class	68,488
C-Class	11,838
P-Class	181
Transfer agent/maintenance fees:
A-Class	18,581
C-Class	2,161
P-Class	267
Institutional Class	3,909
Fund accounting/administration fees	24,847
Registration fees	22,062
Trustees’ fees*	5,821
Custodian fees	2,110
Line of credit fees	560
Miscellaneous	34,441
Recoupment of previously waived fees:
A-Class	339
Total expenses	397,487
Less:
Expenses waived by Adviser	(11,785)
Expenses reimbursed by Adviser:
A-Class	(18,767)
C-Class	(2,163)
P-Class	(266)
Institutional Class	(3,909)
Total waived/reimbursed expenses	(36,890)
Net expenses	360,597
Net investment income	466,413

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,058,250
Net realized gain	1,058,250
Net change in unrealized appreciation(depreciation) on:
Investments	(4,000,748)
Net change in unrealized appreciation(depreciation)	(4,000,748)
Net realized and unrealized loss	(2,942,498)
Net decrease in net assets resulting from operations	$(2,476,085)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$466,413	$664,410
Net realized gain on investments	1,058,250	3,673,389
Net change in unrealized appreciation (depreciation) on investments	(4,000,748)	2,449,400
Net increase (decrease) in net assets resulting from operations	(2,476,085)	6,787,199

Distributions to shareholders:
A-Class	(3,032,549)	(4,834,379)
C-Class	(126,553)	(270,772)
P-Class	(8,136)	(13,541)
Institutional Class	(281,733)	(138,868)
Total distributions to shareholders	(3,448,971)	(5,257,560)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,145,048	6,355,403
C-Class	461,360	245,690
P-Class	27,132	72,298
Institutional Class	158,172	6,251,039
Distributions reinvested
A-Class	2,987,616	4,749,467
C-Class	125,361	268,713
P-Class	8,136	13,541
Institutional Class	281,712	138,868
Cost of shares redeemed
A-Class	(3,611,427)	(16,074,401)
C-Class	(891,961)	(1,394,173)
P-Class	(30,516)	(99,917)
Institutional Class	(1,521,314)	(2,419,628)
Net increase (decrease) from capital share transactions	3,139,319	(1,893,100)
Net decrease in net assets	(2,785,737)	(363,461)

Net assets:
Beginning of period	65,093,328	65,456,789
End of period	$62,307,591	$65,093,328

Capital share activity:
Shares sold
A-Class	115,415	133,690
C-Class	11,945	5,729
P-Class	647	1,564
Institutional Class	3,661	137,565
Shares issued from reinvestment of distributions
A-Class	77,180	102,359
C-Class	3,526	6,287
P-Class	211	292
Institutional Class	7,373	3,028
Shares redeemed
A-Class	(82,658)	(344,514)
C-Class	(22,842)	(32,179)
P-Class	(719)	(2,155)
Institutional Class	(35,445)	(51,806)
Net increase (decrease) in shares	78,294	(40,140)

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$48.08	$46.96	$41.78	$39.11	$43.80	$38.28
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.48	.37	.58	.36	.30
Net gain (loss) on investments (realized and unrealized)	(2.45)	4.46	6.80	5.23	(3.36)	5.51
Total from investment operations	(2.12)	4.94	7.17	5.81	(3.00)	5.81
Less distributions from:
Net investment income	(.36)	(.51)	(.58)	(.37)	(.35)	(.29)
Net realized gains	(2.12)	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(2.48)	(3.82)	(1.99)	(3.14)	(1.69)	(.29)
Net asset value, end of period	$43.48	$48.08	$46.96	$41.78	$39.11	$43.80

Total Return[c]	(3.77%)	10.82%	17.68%	15.69%	(7.19%)	15.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,765	$56,369	$60,157	$55,325	$45,318	$60,281
Ratios to average net assets:
Net investment income (loss)	1.51%	1.03%	0.83%	1.48%	0.85%	0.72%
Total expenses[d]	1.26%	1.31%	1.30%	1.34%	1.35%	1.48%
Net expenses[e,f,h]	1.15%	1.15%	1.17%	1.17%	1.16%	1.17%
Portfolio turnover rate	20%	24%	40%	56%	60%	40%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$44.03	$43.29	$38.68	$36.38	$40.91	$35.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.12	.03	.27	.04	(.02)
Net gain (loss) on investments (realized and unrealized)	(2.22)	4.09	6.28	4.87	(3.13)	5.16
Total from investment operations	(2.07)	4.21	6.31	5.14	(3.09)	5.14
Less distributions from:
Net investment income	—	(.16)	(.29)	(.07)	(.10)	(.09)
Net realized gains	(2.12)	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(2.12)	(3.47)	(1.70)	(2.84)	(1.44)	(.09)
Net asset value, end of period	$39.84	$44.03	$43.29	$38.68	$36.38	$40.91

Total Return[c]	(4.12%)	9.97%	16.74%	14.87%	(7.89%)	14.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,088	$2,632	$3,461	$3,075	$3,345	$3,963
Ratios to average net assets:
Net investment income (loss)	0.75%	0.28%	0.08%	0.75%	0.10%	(0.04%)
Total expenses[d]	2.12%	2.10%	2.09%	2.18%	2.16%	2.33%
Net expenses[e,f,h]	1.90%	1.90%	1.92%	1.92%	1.91%	1.92%
Portfolio turnover rate	20%	24%	40%	56%	60%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$48.00	$46.91	$41.74	$39.13	$43.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.49	.37	1.40	.22
Net gain (loss) on investments (realized and unrealized)	(2.44)	4.44	6.78	4.44	(4.73)
Total from investment operations	(2.11)	4.93	7.15	5.84	(4.51)
Less distributions from:
Net investment income	(.39)	(.53)	(.57)	(.46)	—
Net realized gains	(2.12)	(3.31)	(1.41)	(2.77)	—
Total distributions	(2.51)	(3.84)	(1.98)	(3.23)	—
Net asset value, end of period	$43.38	$48.00	$46.91	$41.74	$39.13

Total Return	(3.76%)	10.80%	17.63%	15.83%	(10.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139	$147	$158	$123	$9
Ratios to average net assets:
Net investment income (loss)	1.50%	1.03%	0.83%	3.61%	1.21%
Total expenses[d]	1.56%	1.59%	1.69%	1.41%	3.29%
Net expenses[e,f,h]	1.15%	1.15%	1.17%	1.17%	1.16%
Portfolio turnover rate	20%	24%	40%	56%	60%

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$47.60	$46.56	$41.84	$39.17	$43.87	$38.32
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	.64	.51	.83	.47	.40
Net gain (loss) on investments (realized and unrealized)	(2.43)	4.35	6.72	5.10	(3.37)	5.51
Total from investment operations	(2.05)	4.99	7.23	5.93	(2.90)	5.91
Less distributions from:
Net investment income	(.48)	(.64)	(1.10)	(.49)	(.46)	(.36)
Net realized gains	(2.12)	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(2.60)	(3.95)	(2.51)	(3.26)	(1.80)	(.36)
Net asset value, end of period	$42.95	$47.60	$46.56	$41.84	$39.17	$43.87

Total Return	(3.62%)	11.04%	17.96%	15.98%	(6.97%)	15.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,316	$5,946	$1,681	$40	$2,544	$3,339
Ratios to average net assets:
Net investment income (loss)	1.77%	1.39%	1.13%	2.13%	1.09%	0.96%
Total expenses[d]	1.10%	1.00%	1.07%	1.04%	0.98%	1.08%
Net expenses[e,f,h]	0.90%	0.90%	0.92%	0.92%	0.91%	0.92%
Portfolio turnover rate	20%	24%	40%	56%	60%	40%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	0.01%
C-Class	—	0.00%*	0.01%
P-Class	—	—	0.00%*
Institutional Class	—	—	0.02%

*	Less than 0.01%

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense rate ratios for the periods presented would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
C-Class	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%
P-Class	1.15%	1.15%	1.15%	1.15%	1.15%	—
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

MARKET NEUTRAL REAL ESTATE FUND

Objective: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
MGM Growth Properties LLC — Class A	4.7%
Sun Communities, Inc.	3.6%
American Tower Corp. — Class A	3.6%
Invitation Homes, Inc.	3.6%
American Homes 4 Rent — Class A	3.5%
Equinix, Inc.	3.5%
Crown Castle International Corp.	3.3%
Equity Residential	3.3%
QTS Realty Trust, Inc. — Class A	3.2%
Rexford Industrial Realty, Inc.	3.1%
Top Ten Total	35.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	Since Inception (02/26/16)
A-Class Shares	4.07%	0.13%	3.27%
A-Class Shares with sales charge‡	(0.86%)	(4.61%)	1.65%
C-Class Shares	3.53%	(0.77%)	2.46%
C-Class Shares with CDSC§	2.53%	(1.75%)	2.46%
P-Class Shares	3.75%	(0.18%)	3.14%
Institutional Class Shares	4.02%	0.23%	3.46%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.17%	2.12%	1.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 89.4%

REITs - 87.4%
REITs-Diversified - 22.5%
American Tower Corp. — Class A	1,504	$296,378
Equinix, Inc.	630	285,491
Crown Castle International Corp.	2,131	272,768
Cousins Properties, Inc.	23,910	230,971
Four Corners Property Trust, Inc.	7,200	213,120
VICI Properties, Inc.	9,518	208,254
Gaming and Leisure Properties, Inc.	4,754	183,362
CoreCivic, Inc.	8,454	164,431
Total REITs-Diversified		1,854,775

REITs-Warehouse/Industries - 13.3%
QTS Realty Trust, Inc. — Class A	5,783	260,177
Rexford Industrial Realty, Inc.	7,076	253,392
Americold Realty Trust	6,858	209,238
Terreno Realty Corp.	4,958	208,434
CyrusOne, Inc.	3,171	166,287
Total REITs-Warehouse/Industries		1,097,528

REITs-Hotels - 11.6%
MGM Growth Properties LLC — Class A	11,955	385,549
Host Hotels & Resorts, Inc.	12,928	244,339
Pebblebrook Hotel Trust	6,225	193,348
Sunstone Hotel Investors, Inc.	9,251	133,214
Total REITs-Hotels		956,450

REITs-Apartments - 10.3%
Invitation Homes, Inc.	12,033	292,763
American Homes 4 Rent — Class A	12,770	290,134
Equity Residential	3,563	268,365
Total REITs-Apartments		851,262

REITs-Health Care - 9.7%
Healthcare Trust of America, Inc. — Class A	8,606	246,046
Omega Healthcare Investors, Inc.	5,627	214,670
HCP, Inc.	5,473	171,305
Ventas, Inc.	2,669	170,309
Total REITs-Health Care		802,330

REITs-Manufactured Homes - 6.5%
Sun Communities, Inc.	2,529	299,737
Equity LifeStyle Properties, Inc.	2,103	240,373
Total REITs-Manufactured Homes		540,110

REITs-Office Property - 5.0%
Hudson Pacific Properties, Inc.	6,711	230,993
JBG SMITH Properties	4,306	178,053
Total REITs-Office Property		409,046

REITs-Shopping Centers - 4.6%
Retail Opportunity Investments Corp.	11,866	205,756
Retail Properties of America, Inc. — Class A	14,045	171,209
Total REITs-Shopping Centers		376,965

REITs-Regional Malls - 2.0%
Simon Property Group, Inc.	902	164,353

REITs-Mortgage - 1.9%
TPG RE Finance Trust, Inc.	7,967	156,153
Total REITs		7,208,972

Entertainment - 2.0%
Racetracks - 2.0%
Penn National Gaming, Inc.*	8,169	164,197

Total Common Stocks
(Cost $6,746,023)		7,373,169

MONEY MARKET FUND† - 21.1%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class 2.26%[1]	1,739,138	1,739,138
Total Money Market Fund
(Cost $1,739,138)		1,739,138

Total Investments - 110.5%
(Cost $8,485,161)		$9,112,307
Other Assets & Liabilities, net - (10.5)%		(868,946)
Total Net Assets - 100.0%		$8,243,361

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Depreciation
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley	Market Neutral Real Estate Portfolio Short Custom Basket Swap[2]	(1.91%)	At Maturity	07/22/19	$7,326,115	$(212,808)

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

CUSTOM BASKET OF SHORT SECURITIES[2]
Tanger Factory Outlet Centers, Inc.	(10,090)	(2.90%)	$22,528
Chesapeake Lodging Trust	(5,493)	(2.09%)	20,949
Hersha Hospitality Trust	(10,883)	(2.55%)	13,664
Brandywine Realty Trust	(14,351)	(3.11%)	10,671
Hospitality Properties Trust	(9,037)	(3.25%)	7,745
Physicians Realty Trust	(12,983)	(3.33%)	2,317
Apollo Commercial Real Estate Finance, Inc.	(8,834)	(2.19%)	1,623
VEREIT, Inc.	(24,492)	(2.80%)	323
Marriott International, Inc. — Class A	(1,312)	(2.24%)	121
Xenia Hotels & Resorts, Inc.	(11,250)	(3.36%)	33
iShares U.S. Home Construction ETF	(2,332)	(1.12%)	(1,308)
Prologis, Inc.	(2,865)	(2.81%)	(4,155)
Vornado Realty Trust	(3,060)	(2.82%)	(5,324)
Park Hotels & Resorts, Inc.	(5,086)	(2.16%)	(6,013)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

NexPoint Residential Trust, Inc.	(5,340)	(2.79%)	(8,302)
Washington Prime Group, Inc.	(43,443)	(3.35%)	(8,740)
Hilton Worldwide Holdings, Inc.	(2,026)	(2.30%)	(8,800)
Piedmont Office Realty Trust, Inc. — Class A	(12,977)	(3.69%)	(10,094)
Spirit Realty Capital, Inc.	(5,307)	(2.88%)	(10,859)
Independence Realty Trust, Inc.	(19,089)	(2.81%)	(11,675)
CBRE Group, Inc. — Class A*	(2,433)	(1.64%)	(13,628)
Digital Realty Trust, Inc.	(2,090)	(3.39%)	(15,591)
Brixmor Property Group, Inc.	(17,781)	(4.46%)	(16,171)
Kimco Realty Corp.	(17,667)	(4.46%)	(18,989)
WP Carey, Inc.	(2,378)	(2.54%)	(25,400)
PS Business Parks, Inc.	(1,887)	(4.04%)	(55,509)
iShares U.S. Real Estate ETF	(20,976)	(24.92%)	(72,224)
Total Custom Basket of Short Securities			$(212,808)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2019.
[2]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,373,169	$—	$—	$7,373,169
Money Market Fund	1,739,138	—	—	1,739,138
Total Assets	$9,112,307	$—	$—	$9,112,307

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$212,808	$—	$212,808

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments, at value (cost $8,485,161)	$9,112,307
Cash	1,837
Prepaid expenses	57,141
Receivables:
Dividends	34,780
Investment Adviser	12,841
Securities sold	3,977
Interest	3,517
Total assets	9,226,400

Liabilities:
Unrealized depreciation on swap agreements	212,808
Payable for:
Securities purchased	573,653
Swap settlement	160,075
Management fees	7,638
Transfer agent/maintenance fees	4,305
Distribution and service fees	713
Trustees’ fees*	247
Miscellaneous	23,600
Total liabilities	983,039
Net assets	$8,243,361

Net assets consist of:
Paid in capital	$7,699,878
Total distributable earnings (loss)	543,483
Net assets	$8,243,361

A-Class:
Net assets	$2,595,055
Capital shares outstanding	100,068
Net asset value per share	$25.93
Maximum offering price per share(Net asset value divided by 95.25%)	$27.22

C-Class:
Net assets	$139,198
Capital shares outstanding	5,527
Net asset value per share	$25.19

P-Class:
Net assets	$237,675
Capital shares outstanding	9,465
Net asset value per share	$25.11

Institutional Class:
Net assets	$5,271,433
Capital shares outstanding	205,097
Net asset value per share	$25.70

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends	$86,404
Interest	21,690
Total investment income	108,094

Expenses:
Management fees	44,497
Distribution and service fees:
A-Class	3,138
C-Class	680
P-Class	368
Transfer agent/maintenance fees:
A-Class	5,848
C-Class	263
P-Class	693
Institutional Class	7,268
Registration fees	21,007
Professional fees	19,320
Fund accounting/administration fees	12,465
Trustees’ fees*	6,042
Custodian fees	1,867
Line of credit fees	84
Miscellaneous	12,516
Recoupment of previously waived fees:
C-Class	25
P-Class	38
Institutional Class	1,486
Total expenses	137,605
Less:
Expenses reimbursed by Adviser:
A-Class	(12,292)
C-Class	(607)
P-Class	(1,546)
Institutional Class	(7,268)
Expenses waived by Adviser	(55,853)
Total waived/reimbursed expenses	(77,566)
Net expenses	60,039
Net investment income	48,055

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	83,206
Swap agreements	22,217
Net realized gain	105,423
Net change in unrealized appreciation(depreciation) on:
Investments	459,406
Swap agreements	(297,026)
Net change in unrealized appreciation(depreciation)	162,380
Net realized and unrealized gain	267,803
Net increase in net assets resulting from operations	$315,858

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$48,055	$86,678
Net realized gain on investments	105,423	56,932
Net change in unrealized appreciation (depreciation) on investments	162,380	(120,277)
Net increase in net assets resulting from operations	315,858	23,333

Distributions to shareholders:
A-Class	(23,934)	(5,777)
C-Class	(1,887)	(5,619)
P-Class	(8,952)	(17,831)
Institutional Class	(123,892)	(264,679)
Total distributions to shareholders	(158,665)	(293,906)

Capital share transactions:
Proceeds from sale of shares
A-Class	348,384	2,387,527
C-Class	—	31,922
P-Class	6,304	420,704
Institutional Class	—	120,194
Distributions reinvested
A-Class	23,478	5,777
C-Class	1,887	5,619
P-Class	8,952	17,831
Institutional Class	123,892	264,679
Cost of shares redeemed
A-Class	(332,553)	(40,735)
C-Class	—	(38,217)
P-Class	(266,957)	(238,079)
Institutional Class	(14,706)	(49,845)
Net increase (decrease) from capital share transactions	(101,319)	2,887,377
Net increase in net assets	55,874	2,616,804

Net assets:
Beginning of period	8,187,487	5,570,683
End of period	$8,243,361	$8,187,487

Capital share activity:
Shares sold
A-Class	13,524	95,960
C-Class	—	1,230
P-Class	257	15,930
Institutional Class	—	4,477
Shares issued from reinvestment of distributions
A-Class	922	225
C-Class	76	221
P-Class	363	693
Institutional Class	4,913	10,239
Shares redeemed
A-Class	(13,046)	(1,629)
C-Class	—	(1,459)
P-Class	(10,561)	(9,466)
Institutional Class	(585)	(1,947)
Net increase (decrease) in shares	(4,137)	114,474

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$25.16	$26.47	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.14	.50	.08	.24
Net gain (loss) on investments (realized and unrealized)	.87	(.41)	1.94	(.79)
Total from investment operations	1.01	.09	2.02	(.55)
Less distributions from:
Net investment income	(.01)	—	—	—
Net realized gains	(.23)	(1.40)	—	—
Total distributions	(.24)	(1.40)	—	—
Net asset value, end of period	$25.93	$25.16	$26.47	$24.45

Total Return[d]	4.07%	0.13%	8.38%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,595	$2,482	$109	$100
Ratios to average net assets:
Net investment income (loss)	1.10%	2.00%	0.31%	1.66%
Total expenses	3.62%	5.01%	4.88%	3.74%
Net expenses[e,f,g]	1.59%	1.65%	1.65%	1.64%
Portfolio turnover rate	86%	216%	145%	135%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$24.67	$26.16	$24.35	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.04	.12	(.11)	.12
Net gain (loss) on investments (realized and unrealized)	.83	(.21)	1.92	(.77)
Total from investment operations	.87	(.09)	1.81	(.65)
Less distributions from:
Net investment income	(.12)	—	—	—
Net realized gains	(.23)	(1.40)	—	—
Total distributions	(.35)	(1.40)	—	—
Net asset value, end of period	$25.19	$24.67	$26.16	$24.35

Total Return[d]	3.53%	0.59%	7.56%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139	$134	$143	$97
Ratios to average net assets:
Net investment income (loss)	0.30%	0.47%	(0.52%)	0.93%
Total expenses	4.33%	5.72%	5.70%	4.47%
Net expenses[e,f,g]	2.38%	2.38%	2.40%	2.38%
Portfolio turnover rate	86%	216%	145%	135%

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$25.14	$26.48	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.08	.33	.16	.26
Net gain (loss) on investments (realized and unrealized)	.84	(.27)	1.87	(.81)
Total from investment operations	.92	.06	2.03	(.55)
Less distributions from:
Net investment income	(.72)	—	—	—
Net realized gains	(.23)	(1.40)	—	—
Total distributions	(.95)	(1.40)	—	—
Net asset value, end of period	$25.11	$25.14	$26.48	$24.45

Total Return	3.75%	0.09%	8.34%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$238	$488	$324	$124
Ratios to average net assets:
Net investment income (loss)	0.66%	1.26%	0.52%	1.64%
Total expenses	3.75%	4.93%	5.18%	3.65%
Net expenses[e,f,g]	1.63%	1.65%	1.65%	1.66%
Portfolio turnover rate	86%	216%	145%	135%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$25.32	$26.57	$24.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.16	.36	.14	.28
Net gain (loss) on investments (realized and unrealized)	.84	(.21)	1.94	(.79)
Total from investment operations	1.00	.15	2.08	(.51)
Less distributions from:
Net investment income	(.39)	—	—	—
Net realized gains	(.23)	(1.40)	—	—
Total distributions	(.62)	(1.40)	—	—
Net asset value, end of period	$25.70	$25.32	$26.57	$24.49

Total Return	4.02%	0.36%	8.62%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,271	$5,083	$4,995	$4,604
Ratios to average net assets:
Net investment income (loss)	1.28%	1.39%	0.55%	1.92%
Total expenses	3.25%	4.59%	4.52%	3.41%
Net expenses[e,f,g]	1.40%	1.40%	1.40%	1.39%
Portfolio turnover rate	86%	216%	145%	135%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	—	—	0.22%
C-Class	0.04%	—	0.22%
P-Class	0.03%	—	0.16%
Institutional Class	0.06%	—	0.18%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/19	09/30/18	09/30/17	09/30/16
A-Class	1.58%	1.65%	1.63%	1.63%
C-Class	2.38%	2.37%	2.37%	2.37%
P-Class	1.63%	1.65%	1.63%	1.65%
Institutional Class	1.40%	1.40%	1.38%	1.38%

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	5.0%
Equinix, Inc.	4.8%
Equity Residential	3.9%
Welltower, Inc.	3.4%
Ventas, Inc.	3.2%
Public Storage	2.9%
Sun Communities, Inc.	2.9%
AvalonBay Communities, Inc.	2.8%
Realty Income Corp.	2.8%
Prologis, Inc.	2.8%
Top Ten Total	34.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	Since Inception (03/28/14)
A-Class Shares	9.82%	15.66%	10.69%	10.85%
A-Class Shares with sales charge‡	4.61%	10.18%	9.62%	9.77%
C-Class Shares	9.45%	14.79%	9.86%	10.02%
C-Class Shares with CDSC§	8.45%	13.79%	9.86%	10.02%
Institutional Class Shares	9.96%	15.94%	11.01%	11.17%
FTSE NAREIT EQUITY REITs Index	8.50%	20.86%	9.12%	9.28%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	9.81%	15.62%	7.80%
FTSE NAREIT EQUITY REITs Index	8.50%	20.86%	7.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT EQUITY REITs Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
RISK MANAGED REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 95.1%

REITs - 94.8%
REITs-Diversified - 16.5%
Equinix, Inc.	20,691	$9,376,334
Gaming and Leisure Properties, Inc.	108,276	4,176,205
American Tower Corp. — Class A	16,113	3,175,228
Cousins Properties, Inc.	298,847	2,886,862
Digital Realty Trust, Inc.	24,057	2,862,783
Crown Castle International Corp.	22,028	2,819,584
VICI Properties, Inc.	105,132	2,300,288
Four Corners Property Trust, Inc.	60,830	1,800,568
EPR Properties	12,755	980,859
CoreSite Realty Corp.	6,431	688,246
CoreCivic, Inc.	32,382	629,830
Duke Realty Corp.	10,428	318,888
Total REITs-Diversified		32,015,675

REITs-Apartments - 15.1%
Equity Residential	101,639	7,655,449
AvalonBay Communities, Inc.	27,312	5,482,338
Invitation Homes, Inc.	164,322	3,997,954
American Homes 4 Rent — Class A	164,324	3,733,441
Essex Property Trust, Inc.[1]	12,110	3,502,696
UDR, Inc.	33,425	1,519,500
Apartment Investment & Management Co. — Class A	28,088	1,412,546
Mid-America Apartment Communities, Inc.	12,152	1,328,578
Camden Property Trust	7,403	751,404
Total REITs-Apartments		29,383,906

REITs-Health Care - 12.7%
Welltower, Inc.	84,053	6,522,513
Ventas, Inc.	95,902	6,119,507
HCP, Inc.	154,504	4,835,975
Healthcare Trust of America, Inc. — Class A	110,485	3,158,766
Omega Healthcare Investors, Inc.	56,367	2,150,401
Healthcare Realty Trust, Inc.	60,598	1,945,802
Total REITs-Health Care		24,732,964

REITs-Warehouse/Industries - 11.7%
Prologis, Inc.	85,785	6,172,231
Rexford Industrial Realty, Inc.	96,226	3,445,853
Terreno Realty Corp.	74,163	3,117,813
CyrusOne, Inc.	58,821	3,084,573
QTS Realty Trust, Inc. — Class A	67,737	3,047,488
EastGroup Properties, Inc.	20,924	2,335,955
Americold Realty Trust	51,969	1,585,574
Total REITs-Warehouse/Industries		22,789,487

REITs-Office Property - 8.5%
Alexandria Real Estate Equities, Inc.	25,323	3,610,047
JBG SMITH Properties	80,563	3,331,280
Hudson Pacific Properties, Inc.	84,919	2,922,912
Boston Properties, Inc.[1]	20,517	2,746,816
Kilroy Realty Corp.	17,255	1,310,690
Douglas Emmett, Inc.	31,693	1,281,031
Highwoods Properties, Inc.	24,524	1,147,233
Total REITs-Office Property		16,350,009

REITs-Single Tenant - 5.3%
Realty Income Corp.	74,076	5,449,031
STORE Capital Corp.	81,988	2,746,598
National Retail Properties, Inc.	38,854	2,152,123
Total REITs-Single Tenant		10,347,752

REITs-Manufactured Homes - 5.3%
Sun Communities, Inc.	47,256	5,600,781
Equity LifeStyle Properties, Inc.[1]	41,330	4,724,019
Total REITs-Manufactured Homes		10,324,800

REITs-Regional Malls - 5.1%
Simon Property Group, Inc.	53,756	9,794,881

REITs-Storage - 4.9%
Public Storage	26,007	5,663,804
Extra Space Storage, Inc.	28,685	2,923,288
National Storage Affiliates Trust	34,429	981,571
Total REITs-Storage		9,568,663

REITs-Hotels - 4.7%
MGM Growth Properties LLC — Class A	125,511	4,047,730
Pebblebrook Hotel Trust	57,530	1,786,882
Sunstone Hotel Investors, Inc.	121,304	1,746,778
Host Hotels & Resorts, Inc.	77,240	1,459,836
Total REITs-Hotels		9,041,226

REITs-Shopping Centers - 4.3%
Federal Realty Investment Trust	17,834	2,458,417
Regency Centers Corp.	34,028	2,296,550
Retail Opportunity Investments Corp.	108,404	1,879,725
Retail Properties of America, Inc. — Class A	140,334	1,710,671
Total REITs-Shopping Centers		8,345,363

REITs-Mortgage - 0.7%
TPG RE Finance Trust, Inc.	68,963	1,351,675
Total REITs		184,046,401

Entertainment - 0.3%
Racetracks - 0.3%
Penn National Gaming, Inc.*	31,277	628,667

Total Common Stocks
(Cost $161,798,261)		184,675,068

MONEY MARKET FUND† - 7.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 2.27%[2]	14,673,751	14,673,751
Total Money Market Fund
(Cost $14,673,751)		14,673,751

Total Investments - 102.7%
(Cost $176,472,012)		199,348,819

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
RISK MANAGED REAL ESTATE FUND

	Shares	Value

COMMON STOCKS SOLD SHORT† - (10.5%)

Real Estate - (0.2%)
Real Estate Management/Services - (0.2%)
CBRE Group, Inc. — Class A*	(9,230)	$(456,423)

Lodging - (0.6%)
Hotels & Motels - (0.6%)
Marriott International, Inc. — Class A	(5,022)	(628,202)
Hilton Worldwide Holdings, Inc.	(7,721)	(641,692)
Total Hotels & Motels		(1,269,894)
Total Lodging		(1,269,894)

REITs - (9.7%)
REITs-Mortgage - (0.3%)
Apollo Commercial Real Estate Finance, Inc.	(33,671)	(612,812)

REITs-Warehouse/Industries - (0.4%)
Prologis, Inc.	(10,905)	(784,615)

REITs-Single Tenant - (0.4%)
Spirit Realty Capital, Inc.	(20,230)	(803,738)

REITs-Health Care - (0.5%)
Physicians Realty Trust	(49,672)	(934,330)

REITs-Apartments - (0.8%)
Independence Realty Trust, Inc.	(72,082)	(777,765)
NexPoint Residential Trust, Inc.	(20,766)	(796,168)
Total REITs-Apartments		(1,573,933)

REITs-Regional Malls - (0.9%)
Tanger Factory Outlet Centers, Inc.	(36,757)	(771,162)
Washington Prime Group, Inc.	(168,403)	(951,477)
Total REITs-Regional Malls		(1,722,639)

REITs-Shopping Centers - (1.3%)
Brixmor Property Group, Inc.	(67,829)	(1,246,019)
Kimco Realty Corp.	(68,213)	(1,261,941)
Total REITs-Shopping Centers		(2,507,960)

REITs-Office Property - (1.4%)
VEREIT, Inc.	(93,944)	(786,311)
Brandywine Realty Trust	(53,009)	(840,723)
Piedmont Office Realty Trust, Inc. — Class A	(48,901)	(1,019,586)
Total REITs-Office Property		(2,646,620)

REITs-Diversified - (1.8%)
WP Carey, Inc.	(8,877)	(695,335)
Vornado Realty Trust	(11,766)	(793,499)
Digital Realty Trust, Inc.	(8,123)	(966,637)
PS Business Parks, Inc.	(6,587)	(1,033,039)
Total REITs-Diversified		(3,488,510)

REITs-Hotels - (1.9%)
Park Hotels & Resorts, Inc.	(17,457)	(542,564)
Chesapeake Lodging Trust	(21,090)	(586,513)
Hersha Hospitality Trust	(41,795)	(716,366)
Hospitality Properties Trust	(34,674)	(912,273)
Xenia Hotels & Resorts, Inc.	(42,640)	(934,242)
Total REITs-Hotels		(3,691,958)
Total REITs		(18,767,115)

Total Common Stocks
(Proceeds $19,785,065)		(20,493,432)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (3.8%)
iShares U.S. Home Construction ETF	8,240	(290,378)
iShares U.S. Real Estate ETF	80,356	(6,994,186)
Total Exchange-Traded Funds Sold Short
(Proceeds $6,857,689)		(7,284,564)
Total Securities Sold Short - (14.3)%
(Proceeds $26,642,754)		$(27,777,996)
Other Assets & Liabilities, net - 11.6%		22,580,937
Total Net Assets - 100.0%		$194,151,760

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley	Risk Managed Real Estate Portfolio Long Custom Basket Swap[3]	2.81%	At Maturity	06/12/19	$51,231,017	$4,155,241

OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley	Risk Managed Real Estate Portfolio Short Custom Basket Swap[4]	(2.01%)	At Maturity	06/12/19	$51,086,797	$(1,384,696)

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

CUSTOM BASKET OF LONG SECURITIES[3]
American Tower Corp. — Class A	10,632	4.10%	$621,279
Sun Communities, Inc.	17,715	4.11%	480,994
Equity LifeStyle Properties, Inc.	14,732	3.30%	397,154
Rexford Industrial Realty, Inc.	49,840	3.48%	361,064
HCP, Inc.	38,379	2.34%	320,828
Crown Castle International Corp.	14,683	3.67%	319,906
MGM Growth Properties LLC — Class A	83,414	5.25%	281,224
Equity Residential	24,492	3.60%	220,921
Invitation Homes, Inc.	84,322	4.00%	163,973
Gaming and Leisure Properties, Inc.	32,989	2.48%	163,676
Hudson Pacific Properties, Inc.	47,347	3.18%	154,679
Equinix, Inc.	4,301	3.80%	152,317
QTS Realty Trust, Inc. — Class A	40,055	3.52%	104,214
JBG SMITH Properties	28,641	2.31%	98,374
Omega Healthcare Investors, Inc.	39,617	2.95%	82,208
American Homes 4 Rent — Class A	89,847	3.98%	74,000
Four Corners Property Trust, Inc.	50,348	2.91%	60,402
Ventas, Inc.	18,686	2.33%	52,081
Cousins Properties, Inc.	166,512	3.14%	48,180
Retail Properties of America, Inc. — Class A	93,930	2.23%	46,677
Simon Property Group, Inc.	5,908	2.10%	43,362
Terreno Realty Corp.	34,862	2.86%	41,986
Americold Realty Trust	44,650	2.66%	41,024
Retail Opportunity Investments Corp.	80,928	2.74%	15,072
VICI Properties, Inc.	67,075	2.86%	7,787
CoreCivic, Inc.	59,580	2.26%	1,632
Host Hotels & Resorts, Inc.	90,823	3.35%	(601)
Penn National Gaming, Inc.*	57,546	2.26%	(4,374)
TPG RE Finance Trust, Inc.	55,992	2.14%	(7,850)
Healthcare Trust of America, Inc. — Class A	60,402	3.37%	(8,582)
CyrusOne, Inc.	22,265	2.28%	(9,281)
Pebblebrook Hotel Trust	44,272	2.68%	(71,507)
Sunstone Hotel Investors, Inc.	62,492	1.76%	(97,578)
Total Custom Basket of Long Securities			$4,155,241
CUSTOM BASKET OF SHORT SECURITIES[4]
Tanger Factory Outlet Centers, Inc.	(67,571)	(2.77%)	149,378
Chesapeake Lodging Trust	(38,800)	(2.11%)	135,623
Hersha Hospitality Trust	(76,832)	(2.58%)	90,138
Brandywine Realty Trust	(97,447)	(3.03%)	66,507
Physicians Realty Trust	(91,312)	(3.36%)	16,009
Hospitality Properties Trust	(63,791)	(3.29%)	14,118
Apollo Commercial Real Estate Finance, Inc.	(61,898)	(2.21%)	11,906
VEREIT, Inc.	(172,697)	(2.83%)	3,570
Marriott International, Inc. — Class A	(9,239)	(2.26%)	856
Xenia Hotels & Resorts, Inc.	(78,452)	(3.36%)	275
iShares U.S. Home Construction ETF	(15,204)	(1.05%)	(8,531)
Prologis, Inc.	(20,046)	(2.82%)	(27,177)
Piedmont Office Realty Trust, Inc. — Class A	(89,894)	(3.67%)	(34,956)
Vornado Realty Trust	(21,630)	(2.86%)	(35,749)
Park Hotels & Resorts, Inc.	(32,090)	(1.95%)	(36,593)
NexPoint Residential Trust, Inc.	(38,174)	(2.86%)	(47,698)
Hilton Worldwide Holdings, Inc.	(14,193)	(2.31%)	(57,326)
Washington Prime Group, Inc.	(309,840)	(3.43%)	(60,385)
Spirit Realty Capital, Inc.	(37,188)	(2.89%)	(74,982)
Independence Realty Trust, Inc.	(132,509)	(2.80%)	(76,705)
CBRE Group, Inc. — Class A*	(16,968)	(1.64%)	(90,303)
Digital Realty Trust, Inc.	(14,932)	(3.48%)	(102,605)
Brixmor Property Group, Inc.	(124,796)	(4.49%)	(106,286)
Kimco Realty Corp.	(125,485)	(4.54%)	(122,660)
WP Carey, Inc.	(16,319)	(2.50%)	(164,890)
PS Business Parks, Inc.	(12,109)	(3.72%)	(357,389)
iShares U.S. Real Estate ETF	(147,845)	(25.19%)	(468,841)
Total Custom Basket of Short Securities			$(1,384,696)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
RISK MANAGED REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at March 31, 2019.
[2]	Rate indicated is the 7-day yield as of March 31, 2019.
[3]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2019.
[4]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$184,675,068	$—	$—	$184,675,068
Money Market Fund	14,673,751	—	—	14,673,751
Custom Basket Swap Agreements**	—	4,155,241	—	4,155,241
Total Assets	$199,348,819	$4,155,241	$—	$203,504,060

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,493,432	$—	$—	$20,493,432
Exchange-Traded Funds	7,284,564	—	—	7,284,564
Custom Basket Swap Agreements**	—	1,384,696	—	1,384,696
Total Liabilities	$27,777,996	$1,384,696	$—	$29,162,692

**	This derivative is reported as unrealized appreciation/depreciation at period end.

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments, at value (cost $176,472,012)	$199,348,819
Cash	21,198,974
Unrealized appreciation on swap agreements	4,155,241
Prepaid expenses	61,483
Receivables:
Securities sold	2,282,089
Dividends	624,844
Fund shares sold	228,047
Interest	26,317
Other assets	33,814
Total assets	227,959,628

Liabilities:
Securities sold short, at value (proceeds $26,642,754)	27,777,996
Segregated cash due to broker	1,780,000
Unrealized depreciation on swap agreements	1,384,696
Payable for:
Securities purchased	2,194,076
Swap settlement	110,410
Fund shares redeemed	190,156
Distributions to shareholders	166,393
Management fees	119,008
Due to Investment Adviser	13,776
Fund accounting/administration fees	12,865
Distribution and service fees	4,715
Transfer agent/maintenance fees	3,488
Trustees’ fees*	782
Miscellaneous	49,507
Total liabilities	33,807,868
Net assets	$194,151,760

Net assets consist of:
Paid in capital	$172,898,818
Total distributable earnings (loss)	21,252,942
Net assets	$194,151,760

A-Class:
Net assets	$14,166,634
Capital shares outstanding	454,774
Net asset value per share	$31.15
Maximum offering price per share(Net asset value divided by 95.25%)	$32.70

C-Class:
Net assets	$657,946
Capital shares outstanding	21,263
Net asset value per share	$30.94

P-Class:
Net assets	$6,139,746
Capital shares outstanding	195,961
Net asset value per share	$31.33

Institutional Class:
Net assets	$173,187,434
Capital shares outstanding	5,493,721
Net asset value per share	$31.52

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends	$2,080,998
Interest	263,105
Total investment income	2,344,103

Expenses:
Management fees	655,931
Distribution and service fees:
A-Class	16,687
C-Class	3,651
P-Class	5,746
Transfer agent/maintenance fees:
A-Class	3,194
C-Class	703
P-Class	2,970
Institutional Class	28,458
Fund accounting/administration fees	69,967
Short sales dividend expense	40,763
Prime broker interest expense	35,900
Trustees’ fees*	10,720
Custodian fees	5,415
Line of credit fees	1,693
Miscellaneous	96,456
Recoupment of previously waived fees:
A-Class	1,611
P-Class	573
Institutional Class	48,537
Total expenses	1,028,975
Less:
Expenses waived by Adviser:	(10,513)
Expenses reimbursed by Adviser:
A-Class	(652)
C-Class	(368)
P-Class	(1,137)
Institutional Class	(3,047)
Total waived/reimbursed expenses	(15,717)
Net expenses	1,013,258
Net investment income	1,330,845

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$77,446
Swap agreements	714,035
Securities sold short	21,374
Net realized gain	812,855
Net change in unrealized appreciation(depreciation) on:
Investments	15,296,035
Swap agreements	1,053,714
Securities sold short	(1,090,046)
Net change in unrealized appreciation(depreciation)	15,259,703
Net realized and unrealized gain	16,072,558
Net increase in net assets resulting from operations	$17,403,403

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,330,845	$2,409,131
Net realized gain on investments	812,855	1,479,215
Net change in unrealized appreciation (depreciation) on investments	15,259,703	1,249,273
Net increase in net assets resulting from operations	17,403,403	5,137,619

Distributions to shareholders:
A-Class	(262,459)	(741,207)
C-Class	(9,412)	(42,140)
P-Class	(89,638)	(230,429)
Institutional Class	(3,237,596)	(7,275,260)
Total distributions to shareholders	(3,599,105)	(8,289,036)

Capital share transactions:
Proceeds from sale of shares
A-Class	834,266	17,701,055
C-Class	130,838	623,503
P-Class	2,002,981	4,732,078
Institutional Class	12,824,078	44,394,797
Distributions reinvested
A-Class	259,972	736,362
C-Class	9,383	42,140
P-Class	89,638	216,184
Institutional Class	2,693,593	5,972,641
Cost of shares redeemed
A-Class	(1,696,640)	(6,361,125)
C-Class	(382,894)	(492,819)
P-Class	(549,975)	(3,134,802)
Institutional Class	(8,968,326)	(16,699,323)
Net increase from capital share transactions	7,246,914	47,730,691
Net increase in net assets	21,051,212	44,579,274

Net assets:
Beginning of period	173,100,548	128,521,274
End of period	$194,151,760	$173,100,548

Capital share activity:
Shares sold
A-Class	28,387	595,944
C-Class	4,486	21,422
P-Class	66,743	160,270
Institutional Class	434,018	1,537,226
Shares issued from reinvestment of distributions
A-Class	9,137	25,255
C-Class	333	1,449
P-Class	3,108	7,367
Institutional Class	92,527	202,581
Shares redeemed
A-Class	(58,715)	(219,176)
C-Class	(13,708)	(17,261)
P-Class	(18,874)	(108,542)
Institutional Class	(302,516)	(565,538)
Net increase in shares	244,926	1,640,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[b]
Per Share Data
Net asset value, beginning of period	$28.93	$29.70	$28.87	$29.77	$26.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.19	.41	.03	.19	(.21)	.02
Net gain (loss) on investments (realized and unrealized)	2.60	.38	2.08	3.84	3.18	2.06
Total from investment operations	2.79	.79	2.11	4.03	2.97	2.08
Less distributions from:
Net investment income	(.31)	(.52)	(.57)	(1.12)	(.05)	(.09)
Net realized gains	(.26)	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(.57)	(1.56)	(1.28)	(4.93)	(.19)	(.09)
Net asset value, end of period	$31.15	$28.93	$29.70	$28.87	$29.77	$26.99

Total Return[d]	9.82%	2.70%	7.54%	14.88%	10.97%	8.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,167	$13,772	$2,196	$743	$366	$107
Ratios to average net assets:
Net investment income (loss)	1.30%	1.42%	0.09%	0.66%	(0.67%)	0.16%
Total expenses[e]	1.37%	1.78%	1.45%	1.93%	3.41%	4.22%[i]
Net expenses[f,g,j]	1.35%	1.76%	1.33%	1.78%	3.04%	3.32%
Portfolio turnover rate	47%	107%	85%	133%	214%	57%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[b]
Per Share Data
Net asset value, beginning of period	$28.75	$29.54	$28.77	$29.56	$26.95	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.04	.15	(.19)	.02	(.43)	(.23)
Net gain (loss) on investments (realized and unrealized)	2.62	.42	2.06	3.77	3.18	2.19
Total from investment operations	2.66	.57	1.87	3.79	2.75	1.96
Less distributions from:
Net investment income	(.21)	(.32)	(.39)	(.77)	—	(.01)
Net realized gains	(.26)	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(.47)	(1.36)	(1.10)	(4.58)	(.14)	(.01)
Net asset value, end of period	$30.94	$28.75	$29.54	$28.77	$29.56	$26.95

Total Return[d]	9.45%	1.93%	6.71%	14.00%	10.20%	7.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$658	$867	$725	$518	$95	$52
Ratios to average net assets:
Net investment income (loss)	0.31%	0.53%	(0.66%)	0.08%	(1.42%)	(1.60%)
Total expenses[e]	2.25%	2.71%	2.27%	3.32%	5.76%	9.33%[i]
Net expenses[f,g,j]	2.13%	2.53%	2.08%	2.53%	3.76%	2.67%
Portfolio turnover rate	47%	107%	85%	133%	214%	57%

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$29.09	$29.85	$29.01	$29.77	$30.89
Income (loss) from investment operations:
Net investment income (loss)[c]	.21	.37	.13	.16	.04
Net gain (loss) on investments (realized and unrealized)	2.59	.43	1.98	3.88	(1.16)
Total from investment operations	2.80	.80	2.11	4.04	(1.12)
Less distributions from:
Net investment income	(.30)	(.52)	(.56)	(.99)	—
Net realized gains	(.26)	(1.04)	(.71)	(3.81)	—
Total distributions	(.56)	(1.56)	(1.27)	(4.80)	—
Net asset value, end of period	$31.33	$29.09	$29.85	$29.01	$29.77

Total Return	9.81%	2.68%	7.53%	14.87%	(3.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,140	$4,217	$2,564	$82	$30
Ratios to average net assets:
Net investment income (loss)	1.43%	1.29%	0.42%	0.56%	0.30%
Total expenses[e]	1.45%	1.88%	1.51%	1.88%	4.04%[i]
Net expenses[f,g,j]	1.39%	1.78%	1.30%	1.78%	2.94%
Portfolio turnover rate	47%	107%	85%	133%	214%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[b]
Per Share Data
Net asset value, beginning of period	$29.27	$30.04	$29.18	$29.90	$27.00	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.23	.46	.11	.26	(.11)	.02
Net gain (loss) on investments (realized and unrealized)	2.63	.43	2.10	3.89	3.18	2.09
Total from investment operations	2.86	.89	2.21	4.15	3.07	2.11
Less distributions from:
Net investment income	(.35)	(.62)	(.64)	(1.06)	(.03)	(.11)
Net realized gains	(.26)	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(.61)	(1.66)	(1.35)	(4.87)	(.17)	(.11)
Net asset value, end of period	$31.52	$29.27	$30.04	$29.18	$29.90	$27.00

Total Return	9.96%	2.98%	7.87%	15.20%	11.36%	8.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$173,187	$154,245	$123,037	$111,823	$105,882	$103,993
Ratios to average net assets:
Net investment income (loss)	1.55%	1.56%	0.38%	0.91%	(0.35%)	0.11%
Total expenses[e]	1.15%	1.51%	1.02%	1.50%	2.70%	2.69%[i]
Net expenses[f,g,j]	1.13%	1.50%	1.01%	1.50%	2.70%	2.58%
Portfolio turnover rate	47%	107%	85%	133%	214%	57%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: March 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	0.02%	0.03%	0.02%
C-Class	—	0.01%	0.00%*
P-Class	0.02%	0.01%	0.00%*
Institutional Class	0.06%	0.02%	—

*	Less than 0.1%

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Due to limited length of fund operations, ratios for this period are not indicative of futures performance.
[j]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.26%	1.29%	1.30%	1.29%	1.30%	1.30%
C-Class	2.04%	2.05%	2.04%	2.03%	2.05%	2.05%
P-Class	1.30%	1.30%	1.29%	1.28%	1.30%	—
Institutional Class	1.04%	1.03%	0.97%	1.00%	0.99%	1.10%

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Value ETF	4.0%
Equity Commonwealth	1.7%
Portland General Electric Co.	1.6%
Physicians Realty Trust	1.6%
Cathay General Bancorp	1.4%
US Concrete, Inc.	1.4%
Radian Group, Inc.	1.4%
Wintrust Financial Corp.	1.3%
Black Hills Corp.	1.3%
Viavi Solutions, Inc.	1.2%
Top Ten Total	16.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(8.98%)	(2.80%)	2.30%	13.26%
A-Class Shares with sales charge‡	(13.33%)	(7.44%)	1.31%	12.59%
C-Class Shares	(9.34%)	(3.47%)	1.53%	12.43%
C-Class Shares with CDSC§	(10.14%)	(4.32%)	1.53%	12.43%
Institutional Class Shares	(8.88%)	(2.51%)	2.55%	13.54%
Russell 2000 Value Index	(8.97%)	0.17%	5.59%	14.12%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(8.92%)	(2.74%)	3.73%
Russell 2000 Value Index	(8.97%)	0.17%	6.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
SMALL CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 92.8%

Financial - 33.3%
Equity Commonwealth REIT	8,621	$281,820
Physicians Realty Trust REIT	13,719	258,054
Cathay General Bancorp	6,927	234,895
Radian Group, Inc.	11,142	231,085
Wintrust Financial Corp.	3,227	217,274
Federal Agricultural Mortgage Corp. — Class C	2,765	200,269
Umpqua Holdings Corp.	11,784	194,436
Invesco Mortgage Capital, Inc. REIT	12,303	194,387
Investors Bancorp, Inc.	15,277	181,032
Cousins Properties, Inc. REIT	17,345	167,553
Lexington Realty Trust REIT	18,262	165,454
Hanmi Financial Corp.	7,713	164,056
Axis Capital Holdings Ltd.	2,941	161,108
WSFS Financial Corp.	3,888	150,077
National Storage Affiliates Trust REIT	5,249	149,649
CNO Financial Group, Inc.	9,059	146,575
Pinnacle Financial Partners, Inc.	2,490	136,203
RLJ Lodging Trust REIT	7,364	129,385
Berkshire Hills Bancorp, Inc.	4,686	127,647
Dynex Capital, Inc. REIT	20,676	125,917
IBERIABANK Corp.	1,661	119,110
Hancock Whitney Corp.	2,853	115,261
Redwood Trust, Inc. REIT	7,090	114,504
Old National Bancorp	6,707	109,995
Piedmont Office Realty Trust, Inc. — Class A REIT	5,074	105,793
Sunstone Hotel Investors, Inc. REIT	6,999	100,786
Kennedy-Wilson Holdings, Inc.	4,658	99,635
TriCo Bancshares	2,346	92,174
Flagstar Bancorp, Inc.	2,748	90,464
Howard Hughes Corp.*	793	87,230
PennyMac Mortgage Investment Trust REIT	4,180	86,568
BOK Financial Corp.	1,015	82,773
Prosperity Bancshares, Inc.	1,188	82,043
Hilltop Holdings, Inc.	4,380	79,935
Preferred Bank/Los Angeles CA	1,759	79,102
Stifel Financial Corp.	1,471	77,610
First Horizon National Corp.	5,324	74,430
RE/MAX Holdings, Inc. — Class A	1,866	71,916
Washington Federal, Inc.	2,412	69,683
Third Point Reinsurance Ltd.*	6,030	62,591
American National Insurance Co.	420	50,744
RMR Group, Inc. — Class A	619	37,746
Total Financial		5,506,969

Industrial - 16.1%
US Concrete, Inc.*	5,655	234,230
Louisiana-Pacific Corp.	7,566	184,459
MDU Resources Group, Inc.	6,473	167,198
Scorpio Tankers, Inc.	8,142	161,537
GATX Corp.	2,020	154,267
Valmont Industries, Inc.	1,074	139,727
Graphic Packaging Holding Co.	10,891	137,553
Trinseo S.A.	2,402	108,811
Plexus Corp.*	1,768	107,760
Ryder System, Inc.	1,562	96,829
Sanmina Corp.*	3,296	95,089
Gibraltar Industries, Inc.*	2,207	89,626
Knight-Swift Transportation Holdings, Inc.	2,730	89,217
Owens Corning	1,846	86,984
Kirby Corp.*	1,156	86,827
Advanced Energy Industries, Inc.*	1,695	84,208
Crane Co.	971	82,166
EnPro Industries, Inc.	1,256	80,949
Rexnord Corp.*	3,055	76,803
Vishay Intertechnology, Inc.	3,910	72,218
Golar LNG Ltd.	3,368	71,031
Park Electrochemical Corp.	4,368	68,577
Oshkosh Corp.	871	65,438
Matson, Inc.	1,746	63,013
KEMET Corp.	3,260	55,322
Total Industrial		2,659,839

Consumer, Cyclical - 9.3%
UniFirst Corp.	1,157	177,600
Hawaiian Holdings, Inc.	6,519	171,124
Acushnet Holdings Corp.	5,621	130,070
Wyndham Hotels & Resorts, Inc.	2,599	129,924
St. Joe Co.*	6,515	107,432
Foot Locker, Inc.	1,694	102,656
International Speedway Corp. — Class A	2,223	96,990
MDC Holdings, Inc.	3,024	87,877
Methode Electronics, Inc.	3,000	86,340
Tenneco, Inc. — Class A	3,584	79,421
Wabash National Corp.	5,595	75,812
Asbury Automotive Group, Inc.*	930	64,505
Cato Corp. — Class A	3,660	54,827
KB Home	2,268	54,818
Abercrombie & Fitch Co. — Class A	1,940	53,175
La-Z-Boy, Inc.	1,238	40,842
Unifi, Inc.*	1,606	31,076
Total Consumer, Cyclical		1,544,489

Consumer, Non-cyclical - 8.7%
Encompass Health Corp.	3,001	175,258
Central Garden & Pet Co. — Class A*	7,348	170,841
Premier, Inc. — Class A*	4,830	166,587
Euronet Worldwide, Inc.*	1,099	156,706
Sanderson Farms, Inc.	954	125,775
SP Plus Corp.*	3,551	121,160
Navigant Consulting, Inc.	5,680	110,590
Eagle Pharmaceuticals, Inc.*	2,080	105,019
Fresh Del Monte Produce, Inc.	3,555	96,092
Cambrex Corp.*	2,254	87,568
AMAG Pharmaceuticals, Inc.*	5,507	70,930
Inovio Pharmaceuticals, Inc.*	13,342	49,766
Total Consumer, Non-cyclical		1,436,292

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
SMALL CAP VALUE FUND

	Shares	Value

Communications - 7.5%
Viavi Solutions, Inc.*	16,227	$200,890
Ciena Corp.*	4,907	183,227
Finisar Corp.*	5,421	125,605
Gray Television, Inc.*	5,796	123,803
Infinera Corp.*	26,643	115,631
Scholastic Corp.	2,636	104,807
Sinclair Broadcast Group, Inc. — Class A	2,682	103,203
InterDigital, Inc.	1,235	81,485
MSG Networks, Inc. — Class A*	3,594	78,170
Liberty Latin America Ltd. — Class C*	3,778	73,482
Tribune Publishing Co.*	4,200	49,518
Total Communications		1,239,821

Utilities - 6.3%
Portland General Electric Co.	4,999	259,148
Black Hills Corp.	2,869	212,507
Southwest Gas Holdings, Inc.	1,850	152,181
PNM Resources, Inc.	2,705	128,055
ALLETE, Inc.	1,369	112,573
Ormat Technologies, Inc.	1,754	96,733
Avista Corp.	1,998	81,159
Total Utilities		1,042,356

Energy - 4.0%
Range Resources Corp.	15,879	178,480
Whiting Petroleum Corp.*	5,439	142,176
Oasis Petroleum, Inc.*	21,332	128,845
MRC Global, Inc.*	5,220	91,245
Gulfport Energy Corp.*	10,025	80,401
Antero Resources Corp.*	5,521	48,750
Total Energy		669,897

Technology - 3.9%
Cray, Inc.*	5,277	137,466
MACOM Technology Solutions Holdings, Inc.*	7,199	120,295
CSG Systems International, Inc.	2,479	104,862
Evolent Health, Inc. — Class A*	5,950	74,851
Nanometrics, Inc.*	1,980	61,142
ManTech International Corp. — Class A	1,054	56,937
TiVo Corp.	5,675	52,891
Axcelis Technologies, Inc.*	2,324	46,759
Total Technology		655,203

Basic Materials - 3.7%
Ashland Global Holdings, Inc.	2,288	178,761
Huntsman Corp.	7,616	171,284
Alcoa Corp.*	4,282	120,581
Verso Corp. — Class A*	4,291	91,913
Pan American Silver Corp.	3,415	45,249
Total Basic Materials		607,788

Total Common Stocks
(Cost $15,345,147)		15,362,654

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Preferred Stock – 0.0%
Thermoenergy Corp.*,1,2	6,250	—
Total Convertible Preferred Stocks
(Cost $5,968)		—

RIGHTS††† - 0.0%
Pan American Silver Corp.
Expires 12/31/19*,1	17,705	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 4.0%
iShares Russell 2000 Value ETF	5,513	661,009
Total Exchange-Traded Funds
(Cost $700,554)		661,009

MONEY MARKET FUND† - 3.2%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.27%[3]	525,806	525,806
Total Money Market Fund
(Cost $525,806)		525,806

Total Investments - 100.0%
(Cost $16,577,475)		$16,549,469
Other Assets & Liabilities, net - 0.0%		3,787
Total Net Assets - 100.0%		$16,553,256

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $0, (cost $5,968) or less than 0.1% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
SMALL CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$15,362,654	$—	$—		$15,362,654
Convertible Preferred Stocks	—	—	—	*	—
Rights	—	—	—	*	—
Exchange-Traded Funds	661,009	—	—		661,009
Money Market Fund	525,806	—	—		525,806
Total Assets	$16,549,469	$—	$—		$16,549,469

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments, at value (cost $16,577,475)	$16,549,469
Cash	929
Prepaid expenses	37,233
Receivables:
Securities sold	219,938
Dividends	25,410
Fund shares sold	18,996
Interest	897
Total assets	16,852,872

Liabilities:
Payable for:
Securities purchased	249,112
Fund shares redeemed	16,407
Transfer agent/maintenance fees	6,218
Distribution and service fees	4,282
Management fees	490
Trustees’ fees*	267
Miscellaneous	22,840
Total liabilities	299,616
Net assets	$16,553,256

Net assets consist of:
Paid in capital	$16,727,240
Total distributable earnings (loss)	(173,984)
Net assets	$16,553,256

A-Class:
Net assets	$10,679,617
Capital shares outstanding	856,289
Net asset value per share	$12.47
Maximum offering price per share(Net asset value divided by 95.25%)	$13.09

C-Class:
Net assets	$2,268,630
Capital shares outstanding	198,294
Net asset value per share	$11.44

P-Class:
Net assets	$44,559
Capital shares outstanding	3,529
Net asset value per share	$12.63

Institutional Class:
Net assets	$3,560,450
Capital shares outstanding	316,740
Net asset value per share	$11.24

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $30)	$186,913
Interest	4,810
Total investment income	191,723

Expenses:
Management fees	62,000
Distribution and service fees:
A-Class	13,340
C-Class	11,987
P-Class	28
Transfer agent/maintenance fees:
A-Class	8,910
C-Class	3,465
P-Class	90
Institutional Class	3,838
Registration fees	20,795
Professional fees	14,416
Fund accounting/administration fees	12,465
Trustees’ fees*	7,843
Custodian fees	1,596
Miscellaneous	13,332
Total expenses	174,105
Less:
Expenses reimbursed by Adviser:
A-Class	(14,922)
C-Class	(4,835)
P-Class	(102)
Institutional Class	(5,784)
Expenses waived by Adviser	(36,524)
Total waived/reimbursed expenses	(62,167)
Net expenses	111,938
Net investment income	79,785

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	353,723
Net realized gain	353,723
Net change in unrealized appreciation(depreciation) on:
Investments	(2,087,189)
Net change in unrealized appreciation(depreciation)	(2,087,189)
Net realized and unrealized loss	(1,733,466)
Net decrease in net assets resulting from operations	$(1,653,681)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$79,785	$36,203
Net realized gain on investments	353,723	1,784,434
Net change in unrealized appreciation (depreciation) on investments	(2,087,189)	(703,509)
Net increase (decrease) in net assets resulting from operations	(1,653,681)	1,117,128

Distributions to shareholders:
A-Class	(1,117,845)	(844,451)
C-Class	(254,536)	(259,676)
P-Class	(1,542)	(861)
Institutional Class	(414,600)	(403,734)
Total distributions to shareholders	(1,788,523)	(1,508,722)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,148,426	2,936,068
C-Class	34,298	226,040
P-Class	30,503	714
Institutional Class	523,721	1,692,756
Distributions reinvested
A-Class	1,099,437	831,363
C-Class	249,807	254,977
P-Class	1,542	861
Institutional Class	414,577	397,704
Cost of shares redeemed
A-Class	(1,324,399)	(3,632,141)
C-Class	(387,103)	(1,803,026)
P-Class	(11)	(26)
Institutional Class	(423,818)	(2,912,537)
Net increase (decrease) from capital share transactions	1,366,980	(2,007,247)
Net decrease in net assets	(2,075,224)	(2,398,841)

Net assets:
Beginning of period	18,628,480	21,027,321
End of period	$16,553,256	$18,628,480

Capital share activity:
Shares sold
A-Class	91,415	188,618
C-Class	2,916	15,862
P-Class	2,417	45
Institutional Class	44,054	120,877
Shares issued from reinvestment of distributions
A-Class	98,164	55,684
C-Class	24,277	18,477
P-Class	136	57
Institutional Class	41,088	29,157
Shares redeemed
A-Class	(100,044)	(236,430)
C-Class	(30,654)	(127,654)
P-Class	(1)	(1)
Institutional Class	(35,182)	(213,469)
Net increase (decrease) in shares	138,586	(148,777)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$15.56	$15.74	$13.61	$12.78	$16.82	$17.81
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.04	.02	.01	.02	(.03)
Net gain (loss) on investments (realized and unrealized)	(1.64)	.91	2.20	1.81	(.60)	.26
Total from investment operations	(1.57)	.95	2.22	1.82	(.58)	.23
Less distributions from:
Net investment income	(.19)	(.15)	(.09)	—	(.09)	(.03)
Net realized gains	(1.33)	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(1.52)	(1.13)	(.09)	(.99)	(3.46)	(1.22)
Net asset value, end of period	$12.47	$15.56	$15.74	$13.61	$12.78	$16.82

Total Return[c]	(8.98%)	6.32%	16.41%	14.81%	(5.23%)	1.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,680	$11,931	$11,943	$13,283	$12,866	$17,342
Ratios to average net assets:
Net investment income (loss)	1.03%	0.29%	0.15%	0.12%	0.13%	(0.14%)
Total expenses[d]	2.02%	2.09%	1.87%	2.29%	1.99%	1.85%
Net expenses[e,f,h]	1.30%	1.30%	1.32%	1.32%	1.32%	1.32%
Portfolio turnover rate	57%	18%	48%	64%	62%	45%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.30	$14.51	$12.57	$11.95	$15.96	$17.05
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.07)	(.08)	(.08)	(.09)	(.15)
Net gain (loss) on investments (realized and unrealized)	(1.51)	.84	2.02	1.69	(.55)	.25
Total from investment operations	(1.49)	.77	1.94	1.61	(.64)	.10
Less distributions from:
Net investment income	(.04)	—	—	—	—	—
Net realized gains	(1.33)	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(1.37)	(.98)	—	(.99)	(3.37)	(1.19)
Net asset value, end of period	$11.44	$14.30	$14.51	$12.57	$11.95	$15.96

Total Return[c]	(9.34%)	5.57%	15.53%	14.02%	(5.97%)	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,269	$2,884	$4,281	$4,762	$5,173	$8,527
Ratios to average net assets:
Net investment income (loss)	0.25%	(0.50%)	(0.60%)	(0.64%)	(0.65%)	(0.87%)
Total expenses[d]	2.90%	2.94%	2.71%	3.04%	2.72%	2.51%
Net expenses[e,f,h]	2.05%	2.05%	2.07%	2.07%	2.08%	2.07%
Portfolio turnover rate	57%	18%	48%	64%	62%	45%

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$15.73	$15.76	$13.60	$12.77	$14.33
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.05	.01	.02	.04
Net gain (loss) on investments (realized and unrealized)	(1.66)	.90	2.22	1.80	(1.60)
Total from investment operations	(1.58)	.95	2.23	1.82	(1.56)
Less distributions from:
Net investment income	(.19)	—	(.07)	—	—
Net realized gains	(1.33)	(.98)	—	(.99)	—
Total distributions	(1.52)	(.98)	(.07)	(.99)	—
Net asset value, end of period	$12.63	$15.73	$15.76	$13.60	$12.77

Total Return	(8.92%)	6.30%	16.35%	14.88%	(10.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45	$15	$14	$11	$9
Ratios to average net assets:
Net investment income (loss)	1.19%	0.30%	0.09%	0.13%	0.60%
Total expenses[d]	2.55%	2.79%	3.60%	2.50%	4.04%
Net expenses[e,f,h]	1.25%	1.30%	1.32%	1.32%	1.31%
Portfolio turnover rate	57%	18%	48%	64%	62%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.24	$14.50	$12.54	$11.82	$17.04	$18.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.07	.04	.04	.05	.01
Net gain (loss) on investments (realized and unrealized)	(1.53)	.84	2.04	1.67	(.49)	.25
Total from investment operations	(1.45)	.91	2.08	1.71	(.44)	.26
Less distributions from:
Net investment income	(.22)	(.19)	(.12)	—	(1.41)	(.07)
Net realized gains	(1.33)	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(1.55)	(1.17)	(.12)	(.99)	(4.78)	(1.26)
Net asset value, end of period	$11.24	$14.24	$14.50	$12.54	$11.82	$17.04

Total Return	(8.88%)	6.64%	16.65%	15.18%	(5.01%)	1.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,560	$3,798	$4,790	$281	$459	$753
Ratios to average net assets:
Net investment income (loss)	1.27%	0.50%	0.30%	0.30%	0.33%	0.05%
Total expenses[d]	1.83%	1.91%	1.56%	2.09%	1.70%	1.33%
Net expenses[e,f,h]	1.05%	1.05%	1.07%	1.07%	1.07%	1.07%
Portfolio turnover rate	57%	18%	48%	64%	62%	45%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	—	—	0.00%*
C-Class	—	—	0.01%
P-Class	—	—	0.74%
Institutional Class	—	—	0.00%*

*	Less than 0.01%

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
P-Class	1.25%	1.30%	1.30%	1.30%	1.30%	—
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	33.0%
Guggenheim Strategy Fund II	27.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	15.2%
Apple, Inc.	0.8%
Alphabet, Inc. — Class C	0.7%
Microsoft Corp.	0.6%
Exxon Mobil Corp.	0.5%
Johnson & Johnson	0.5%
Amazon.com, Inc.	0.5%
Verizon Communications, Inc.	0.4%
Top Ten Total	79.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(3.41%)	6.57%	10.42%	14.28%
A-Class Shares with sales charge‡	(8.01%)	1.51%	9.35%	13.62%
C-Class Shares	(3.85%)	5.61%	9.43%	13.31%
C-Class Shares with CDSC§	(4.59%)	4.80%	9.43%	13.31%
S&P 500 Index	(1.72%)	9.50%	10.91%	15.92%

	6 Month†	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	(3.27%)	6.88%	10.79%	11.96%
S&P 500 Index	(1.72%)	9.50%	10.91%	13.11%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(3.40%)	6.37%	9.15%
S&P 500 Index	(1.72%)	9.50%	10.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
STYLEPLUS—LARGE CORE FUND

	Shares	Value

COMMON STOCKS† - 20.6%

Consumer, Non-cyclical - 6.2%
Johnson & Johnson	6,973	$974,756
Pfizer, Inc.	19,990	848,975
Amgen, Inc.	3,329	632,443
Gilead Sciences, Inc.	8,853	575,534
Philip Morris International, Inc.	6,365	562,602
Medtronic plc	6,001	546,571
Kimberly-Clark Corp.	4,106	508,733
Tyson Foods, Inc. — Class A	6,907	479,553
Humana, Inc.	1,786	475,076
Biogen, Inc.*	2,007	474,415
Archer-Daniels-Midland Co.	10,914	470,721
Kroger Co.	18,894	464,792
McKesson Corp.	3,673	429,961
UnitedHealth Group, Inc.	1,707	422,073
Sysco Corp.	5,324	355,430
HCA Healthcare, Inc.	2,650	345,507
AbbVie, Inc.	4,046	326,067
Altria Group, Inc.	5,613	322,355
Colgate-Palmolive Co.	4,155	284,784
Molson Coors Brewing Co. — Class B	4,763	284,113
Procter & Gamble Co.	2,686	279,478
AmerisourceBergen Corp. — Class A	3,305	262,814
Zimmer Biomet Holdings, Inc.	2,017	257,571
PepsiCo, Inc.	2,012	246,571
Cardinal Health, Inc.	4,868	234,394
Mylan N.V.*	7,657	216,999
CVS Health Corp.	3,797	204,772
Anthem, Inc.	629	180,510
Centene Corp.*	3,206	170,239
Kraft Heinz Co.	4,800	156,720
Bristol-Myers Squibb Co.	2,974	141,890
General Mills, Inc.	2,545	131,704
H&R Block, Inc.	5,254	125,781
Total Consumer, Non-cyclical		12,393,904

Technology - 3.2%
Apple, Inc.	8,661	1,645,157
Microsoft Corp.	11,016	1,299,227
Intel Corp.	14,659	787,188
Oracle Corp.	7,714	414,319
HP, Inc.	17,425	338,568
Applied Materials, Inc.	8,476	336,158
Activision Blizzard, Inc.	7,340	334,190
Lam Research Corp.	1,805	323,113
Seagate Technology plc	5,317	254,631
International Business Machines Corp.	1,588	224,067
DXC Technology Co.	2,639	169,714
Electronic Arts, Inc.*	1,593	161,897
Micron Technology, Inc.*	3,757	155,277
Total Technology		6,443,506

Communications - 3.1%
Alphabet, Inc. — Class C*	1,202	1,410,319
Amazon.com, Inc.*	508	904,621
Verizon Communications, Inc.	14,607	863,712
Facebook, Inc. — Class A*	4,451	741,937
AT&T, Inc.	21,815	684,119
Omnicom Group, Inc.	6,065	442,684
Comcast Corp. — Class A	7,529	301,010
Walt Disney Co.	2,711	301,002
Discovery, Inc. — Class A*	9,569	258,554
Cisco Systems, Inc.	2,361	127,470
Netflix, Inc.*	224	79,869
Total Communications		6,115,297

Industrial - 2.9%
United Parcel Service, Inc. — Class B	5,124	572,556
Union Pacific Corp.	3,373	563,966
Caterpillar, Inc.	4,015	543,992
FedEx Corp.	2,809	509,581
Cummins, Inc.	2,939	463,980
J.B. Hunt Transport Services, Inc.	4,401	445,777
Huntington Ingalls Industries, Inc.	2,116	438,435
Textron, Inc.	8,610	436,183
Snap-on, Inc.	2,567	401,787
CSX Corp.	5,129	383,752
Norfolk Southern Corp.	1,815	339,205
Kansas City Southern	2,825	327,643
United Technologies Corp.	1,452	187,148
General Electric Co.	15,517	155,015
CH Robinson Worldwide, Inc.	1,459	126,918
Total Industrial		5,895,938

Energy - 2.6%
Exxon Mobil Corp.	12,718	1,027,614
Chevron Corp.	6,772	834,175
ConocoPhillips	8,118	541,795
Occidental Petroleum Corp.	7,640	505,768
Kinder Morgan, Inc.	24,230	484,842
Phillips 66	4,203	400,000
Valero Energy Corp.	4,683	397,259
Marathon Petroleum Corp.	6,122	366,402
HollyFrontier Corp.	5,150	253,740
Williams Companies, Inc.	7,056	202,649
Cimarex Energy Co.	2,108	147,349
Marathon Oil Corp.	7,214	120,546
Total Energy		5,282,139

Consumer, Cyclical - 1.6%
Walgreens Boots Alliance, Inc.	7,689	486,483
PACCAR, Inc.	6,848	466,623
Delta Air Lines, Inc.	7,877	406,847
United Continental Holdings, Inc.*	4,598	366,828
Southwest Airlines Co.	6,695	347,538
BorgWarner, Inc.	8,710	334,551
Alaska Air Group, Inc.	5,607	314,665
General Motors Co.	4,836	179,415
Home Depot, Inc.	670	128,566
Starbucks Corp.	1,469	109,206
Total Consumer, Cyclical		3,140,722

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
STYLEPLUS—LARGE CORE FUND

	Shares	Value

Financial - 1.0%
JPMorgan Chase & Co.	3,587	$363,112
Berkshire Hathaway, Inc. — Class B*	1,428	286,871
Visa, Inc. — Class A	1,635	255,371
Prudential Financial, Inc.	2,628	241,461
Western Union Co.	11,490	212,220
Bank of America Corp.	7,534	207,863
Franklin Resources, Inc.	5,281	175,012
Travelers Companies, Inc.	947	129,890
MetLife, Inc.	2,947	125,454
Total Financial		1,997,254

Total Common Stocks
(Cost $40,430,658)		41,268,760

MUTUAL FUNDS† - 75.6%
Guggenheim Strategy Fund III[1]	2,667,849	66,135,986
Guggenheim Strategy Fund II1	2,208,764	54,799,438
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	3,042,163	30,330,368
Total Mutual Funds
(Cost $151,893,145)		151,265,792

MONEY MARKET FUND† - 3.1%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.27%[3]	6,118,171	6,118,171
Total Money Market Fund
(Cost $6,118,171)		6,118,171

Total Investments - 99.3%
(Cost $198,441,974)		$198,652,723
Other Assets & Liabilities, net - 0.7%		1,483,591
Total Net Assets - 100.0%		$200,136,314

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation **
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	29	Jun 2019	$4,115,100	$70,809

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A	S&P 500 Index	2.83%	At Maturity	09/30/19	28,022	$158,716,888	$(1,871,673)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
STYLEPLUS—LARGE CORE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$41,268,760	$—	$—	$41,268,760
Mutual Funds	151,265,792	—	—	151,265,792
Money Market Fund	6,118,171	—	—	6,118,171
Equity Futures Contracts**	70,809	—	—	70,809
Total Assets	$198,723,532	$—	$—	$198,723,532

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,871,673	$—	$1,871,673

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Limited Duration Fund - Institutional Class	$16,592,241	$114,943	$(16,646,649)	$271,859	$(332,394)	$—	—	$114,627	$319
Guggenheim Strategy Fund II	66,163,141	2,993,547	(13,968,303)	(4,175)	(384,772)	54,799,438	2,208,764	864,631	30,930
Guggenheim Strategy Fund III	78,685,454	1,147,161	(13,063,354)	(77,617)	(555,658)	66,135,986	2,667,849	1,144,384	2,778
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	17,256,263	23,077,758	(9,994,950)	31,442	(40,145)	30,330,368	3,042,163	212,786	5,297
	$178,697,099	$27,333,409	$(53,673,256)	$221,509	$(1,312,969)	$151,265,792		$2,336,428	$39,324

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $46,548,829)	$47,386,931
Investments in affiliated issuers, at value(cost $151,893,145)	151,265,792
Cash	541,117
Segregated cash with broker	5,574,000
Prepaid expenses	62,292
Receivables:
Dividends	396,071
Variation margin on futures contracts	24,650
Fund shares sold	22,042
Interest	12,901
Total assets	205,285,796

Liabilities:
Unrealized depreciation on swap agreements	1,871,673
Payable for:
Swap settlement	2,496,295
Securities purchased	341,201
Fund shares redeemed	140,032
Management fees	120,321
Distribution and service fees	42,254
Fund accounting/administration fees	13,530
Transfer agent/maintenance fees	7,493
Trustees’ fees*	2,510
Miscellaneous	114,173
Total liabilities	5,149,482
Net assets	$200,136,314

Net assets consist of:
Paid in capital	$204,668,357
Total distributable earnings (loss)	(4,532,043)
Net assets	$200,136,314

A-Class:
Net assets	$195,825,559
Capital shares outstanding	10,051,620
Net asset value per share	$19.48
Maximum offering price per share(Net asset value divided by 95.25%)	$20.45

C-Class:
Net assets	$961,992
Capital shares outstanding	70,803
Net asset value per share	$13.59

P-Class:
Net assets	$241,687
Capital shares outstanding	12,562
Net asset value per share	$19.24

Institutional Class:
Net assets	$3,107,076
Capital shares outstanding	160,939
Net asset value per share	$19.31

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$486,025
Dividends from securities of affiliated issuers	2,336,428
Interest	55,175
Total investment income	2,877,628

Expenses:
Management fees	746,865
Distribution and service fees:
A-Class	242,028
C-Class	5,203
P-Class	348
Transfer agent/maintenance fees:
A-Class	84,162
C-Class	1,608
P-Class	131
Institutional Class	2,077
Fund accounting/administration fees	79,667
Custodian fees	14,353
Trustees’ fees*	6,432
Line of credit fees	657
Miscellaneous	132,363
Total expenses	1,315,894
Less:
Expenses waived by Adviser	(34,269)
Net expenses	1,281,625
Net investment income	1,596,003

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(629,697)
Investments in affiliated issuers	221,509
Distributions received from affiliated investment company shares	39,324
Swap agreements	(3,595,542)
Futures contracts	(403,761)
Net realized loss	(4,368,167)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(1,954,828)
Investments in affiliated issuers	(1,312,969)
Swap agreements	(2,867,231)
Futures contracts	61,805
Net change in unrealized appreciation(depreciation)	(6,073,223)
Net realized and unrealized loss	(10,441,390)
Net decrease in net assets resulting from operations	$(8,845,387)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,596,003	$2,808,320
Net realized gain (loss) on investments	(4,368,167)	34,055,009
Net change in unrealized appreciation (depreciation) on investments	(6,073,223)	(2,746,381)
Net increase (decrease) in net assets resulting from operations	(8,845,387)	34,116,948

Distributions to shareholders:
A-Class	(33,234,942)	(34,164,488)
C-Class	(243,784)	(475,223)
P-Class	(57,515)	(87,267)
Institutional Class	(818,298)	(998,960)
Total distributions to shareholders	(34,354,539)	(35,725,938)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,517,454	6,578,624
C-Class	209,643	457,398
P-Class	48,288	123,734
Institutional Class	892,216	4,334,054
Distributions reinvested
A-Class	31,501,411	31,962,892
C-Class	241,526	467,557
P-Class	57,515	87,266
Institutional Class	755,670	922,633
Cost of shares redeemed
A-Class	(14,326,474)	(25,292,149)
C-Class	(409,138)	(1,900,350)
P-Class	(103,206)	(372,908)
Institutional Class	(4,130,690)	(4,225,529)
Net increase from capital share transactions	17,254,215	13,143,222
Net increase (decrease) in net assets	(25,945,711)	11,534,232

Net assets:
Beginning of period	226,082,025	214,547,793
End of period	$200,136,314	$226,082,025

Capital share activity:
Shares sold
A-Class	132,295	272,567
C-Class	14,120	25,701
P-Class	2,096	5,149
Institutional Class	39,683	187,375
Shares issued from reinvestment of distributions
A-Class	1,858,490	1,401,881
C-Class	20,382	27,407
P-Class	3,436	3,861
Institutional Class	45,011	40,770
Shares redeemed
A-Class	(723,903)	(1,055,618)
C-Class	(31,032)	(106,147)
P-Class	(5,989)	(16,275)
Institutional Class	(200,681)	(175,281)
Net increase in shares	1,153,908	611,390

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$24.78	$25.23	$21.86	$21.14	$24.53	$24.27
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.30	.24	.16	.11	.20
Net gain (loss) on investments (realized and unrealized)	(1.59)	3.52	3.72	3.04	(.12)	4.45
Total from investment operations	(1.43)	3.82	3.96	3.20	(.01)	4.65
Less distributions from:
Net investment income	(.29)	(.24)	(.16)	(.13)	(.22)	(.06)
Net realized gains	(3.58)	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(3.87)	(4.27)	(.59)	(2.48)	(3.38)	(4.39)
Net asset value, end of period	$19.48	$24.78	$25.23	$21.86	$21.14	$24.53

Total Return[c]	(3.41%)	16.60%	18.58%	16.13%	(0.84%)	21.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$195,826	$217,697	$206,033	$188,979	$177,748	$192,850
Ratios to average net assets:
Net investment income (loss)	1.60%	1.27%	1.03%	0.79%	0.48%	0.86%
Total expenses[d]	1.32%	1.34%	1.38%	1.33%	1.32%	1.41%
Net expenses[e]	1.29%	1.31%	1.34%	1.31%	1.32%	1.39%
Portfolio turnover rate	31%	46%	30%	50%	65%	107%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.41	$19.74	$17.22	$17.17	$20.55	$21.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.06	.03	(.02)	(.08)	(.02)
Net gain (loss) on investments (realized and unrealized)	(1.29)	2.69	2.92	2.42	(.06)	3.78
Total from investment operations	(1.24)	2.75	2.95	2.40	(.14)	3.76
Less distributions from:
Net investment income	—	(.05)	—	—	(.08)	—
Net realized gains	(3.58)	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(3.58)	(4.08)	(.43)	(2.35)	(3.24)	(4.33)
Net asset value, end of period	$13.59	$18.41	$19.74	$17.22	$17.17	$20.55

Total Return[c]	(3.85%)	15.56%	17.59%	15.00%	(1.72%)	20.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$962	$1,239	$2,376	$2,650	$2,767	$3,042
Ratios to average net assets:
Net investment income (loss)	0.65%	0.33%	0.19%	(0.14%)	(0.44%)	(0.08%)
Total expenses[d]	2.30%	2.24%	2.23%	2.27%	2.25%	2.36%
Net expenses[e]	2.26%	2.21%	2.20%	2.25%	2.25%	2.34%
Portfolio turnover rate	31%	46%	30%	50%	65%	107%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$24.49	$25.03	$21.75	$21.11	$23.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.26	.22	.21	.03
Net gain (loss) on investments (realized and unrealized)	(1.57)	3.45	3.68	2.97	(2.04)
Total from investment operations	(1.41)	3.71	3.90	3.18	(2.01)
Less distributions from:
Net investment income	(.26)	(.22)	(.19)	(.19)	—
Net realized gains	(3.58)	(4.03)	(.43)	(2.35)	—
Total distributions	(3.84)	(4.25)	(.62)	(2.54)	—
Net asset value, end of period	$19.24	$24.49	$25.03	$21.75	$21.11

Total Return	(3.40%)	16.23%	18.43%	16.08%	(8.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242	$319	$508	$405	$14
Ratios to average net assets:
Net investment income (loss)	1.62%	1.06%	0.93%	1.02%	0.31%
Total expenses[d]	1.33%	1.56%	1.47%	1.22%	1.38%
Net expenses[e]	1.30%	1.53%	1.44%	1.19%	1.38%
Portfolio turnover rate	31%	46%	30%	50%	65%

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$24.65	$25.13	$21.78	$21.00	$24.42	$24.25
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.37	.32	.24	.12	.23
Net gain (loss) on investments (realized and unrealized)	(1.59)	3.51	3.69	3.10	(.10)	4.38
Total from investment operations	(1.40)	3.88	4.01	3.34	.02	4.61
Less distributions from:
Net investment income	(.36)	(.33)	(.23)	(.21)	(.28)	(.11)
Net realized gains	(3.58)	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(3.94)	(4.36)	(.66)	(2.56)	(3.44)	(4.44)
Net asset value, end of period	$19.31	$24.65	$25.13	$21.78	$21.00	$24.42

Total Return	(3.27%)	16.96%	18.96%	17.00%	(0.75%)	21.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,107	$6,826	$5,631	$4,247	$303	$80
Ratios to average net assets:
Net investment income (loss)	1.85%	1.57%	1.35%	1.11%	0.52%	0.97%
Total expenses[d]	1.10%	1.06%	1.05%	0.99%	1.25%	1.39%
Net expenses[e]	1.06%	1.03%	1.01%	0.97%	1.25%	1.37%
Portfolio turnover rate	31%	46%	30%	50%	65%	107%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	31.6%
Guggenheim Strategy Fund III	30.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	15.5%
STERIS plc	0.4%
Leidos Holdings, Inc.	0.4%
Post Holdings, Inc.	0.3%
Old Dominion Freight Line, Inc.	0.3%
Molina Healthcare, Inc.	0.3%
Bio-Rad Laboratories, Inc. — Class A	0.3%
Hill-Rom Holdings, Inc.	0.3%
Top Ten Total	80.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(1.31%)	8.15%	9.95%	15.27%
A-Class Shares with sales charge‡	(6.00%)	3.02%	8.89%	14.59%
C-Class Shares	(1.77%)	7.18%	9.02%	14.31%
C-Class Shares with CDSC§	(2.46%)	6.42%	9.02%	14.31%
Russell Midcap Growth Index	0.49%	11.51%	10.89%	17.60%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(1.37%)	7.94%	8.48%
Russell Midcap Growth Index	0.49%	11.51%	9.87%

	6 Month†	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	(1.28%)	8.26%	10.07%	11.60%
Russell Midcap Growth Index	0.49%	11.51%	10.89%	13.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
STYLEPLUS—MID GROWTH FUND

	Shares	Value

COMMON STOCKS† - 20.2%

Consumer, Non-cyclical - 6.2%
STERIS plc	2,973	$380,633
Post Holdings, Inc.*	2,535	277,329
Molina Healthcare, Inc.*	1,948	276,538
Bio-Rad Laboratories, Inc. — Class A*	904	276,335
Hill-Rom Holdings, Inc.	2,567	271,743
Encompass Health Corp.	4,193	244,871
PRA Health Sciences, Inc.*	2,025	223,337
Sabre Corp.	10,059	215,162
Chemed Corp.	651	208,366
Kimberly-Clark Corp.	1,439	178,292
Humana, Inc.	659	175,294
Zimmer Biomet Holdings, Inc.	1,269	162,051
Baxter International, Inc.	1,919	156,034
Universal Health Services, Inc. — Class B	1,144	153,033
Flowers Foods, Inc.	6,826	145,530
Sysco Corp.	2,175	145,203
Edgewell Personal Care Co.*	3,101	136,103
Aaron’s, Inc.	2,528	132,973
Hershey Co.	1,101	126,428
Masimo Corp.*	905	125,143
DaVita, Inc.*	2,285	124,053
Charles River Laboratories International, Inc.*	818	118,815
Integra LifeSciences Holdings Corp.*	1,996	111,217
Catalent, Inc.*	2,711	110,039
ICU Medical, Inc.*	459	109,853
Exelixis, Inc.*	4,303	102,411
Kellogg Co.	1,783	102,308
Integer Holdings Corp.*	1,266	95,482
United Rentals, Inc.*	796	90,943
H&R Block, Inc.	3,337	79,888
Korn Ferry	1,664	74,514
Robert Half International, Inc.	1,013	66,007
Amedisys, Inc.*	517	63,725
MarketAxess Holdings, Inc.	227	55,860
Weight Watchers International, Inc.*	2,768	55,775
Total Consumer, Non-cyclical		5,371,288

Industrial - 4.5%
Old Dominion Freight Line, Inc.	1,917	276,796
Kennametal, Inc.	6,676	245,343
Crane Co.	2,767	234,143
Regal Beloit Corp.	2,648	216,792
Landstar System, Inc.	1,889	206,638
Curtiss-Wright Corp.	1,766	200,158
Gentex Corp.	8,796	181,901
Kansas City Southern	1,568	181,857
Carlisle Companies, Inc.	1,403	172,036
KBR, Inc.	8,016	153,025
J.B. Hunt Transport Services, Inc.	1,460	147,883
XPO Logistics, Inc.*	2,739	147,194
Expeditors International of Washington, Inc.	1,926	146,183
Kirby Corp.*	1,946	146,164
Trimble, Inc.*	3,529	142,572
Lennox International, Inc.	427	112,899
GATX Corp.	1,427	108,980
Clean Harbors, Inc.*	1,510	108,010
ITT, Inc.	1,803	104,574
Waters Corp.*	400	100,684
Masco Corp.	2,489	97,843
Louisiana-Pacific Corp.	3,595	87,646
Hillenbrand, Inc.	2,079	86,341
Agilent Technologies, Inc.	990	79,576
EnerSys	1,164	75,846
Barnes Group, Inc.	1,341	68,941
IDEX Corp.	404	61,303
Total Industrial		3,891,328

Technology - 3.2%
Leidos Holdings, Inc.	5,803	371,914
Zebra Technologies Corp. — Class A*	1,291	270,503
j2 Global, Inc.	2,548	220,657
Teradyne, Inc.	4,726	188,284
MAXIMUS, Inc.	2,538	180,147
CDK Global, Inc.	2,878	169,284
Cypress Semiconductor Corp.	11,179	166,791
Skyworks Solutions, Inc.	1,908	157,372
Citrix Systems, Inc.	1,563	155,768
Seagate Technology plc	2,753	131,841
KLA-Tencor Corp.	1,046	124,903
Maxim Integrated Products, Inc.	2,336	124,205
Cerner Corp.*	2,060	117,853
NetApp, Inc.	1,695	117,532
Teradata Corp.*	1,970	85,990
Electronic Arts, Inc.*	629	63,925
PTC, Inc.*	600	55,308
Tyler Technologies, Inc.*	219	44,764
Total Technology		2,747,041

Consumer, Cyclical - 2.1%
Cinemark Holdings, Inc.	5,151	205,989
UniFirst Corp.	1,304	200,164
Live Nation Entertainment, Inc.*	2,874	182,614
MSC Industrial Direct Company, Inc. — Class A	2,114	174,849
Domino’s Pizza, Inc.	621	160,280
NVR, Inc.*	52	143,884
Brinker International, Inc.	2,592	115,033
Williams-Sonoma, Inc.	1,998	112,427
Five Below, Inc.*	857	106,482
Wyndham Destinations, Inc.	2,528	102,359
Carter’s, Inc.	1,005	101,294
Deckers Outdoor Corp.*	680	99,953
Sally Beauty Holdings, Inc.*	4,116	75,776
Total Consumer, Cyclical		1,781,104

Communications - 1.5%
InterDigital, Inc.	3,162	208,629
AMC Networks, Inc. — Class A*	3,330	189,011
F5 Networks, Inc.*	1,069	167,758

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
STYLEPLUS—MID GROWTH FUND

	Shares	Value

John Wiley & Sons, Inc. — Class A	3,707	$163,923
Cable One, Inc.	163	159,965
New York Times Co. — Class A	4,369	143,522
Cars.com, Inc.*	4,159	94,825
World Wrestling Entertainment, Inc. — Class A	1,091	94,677
FactSet Research Systems, Inc.	301	74,729
Total Communications		1,297,039

Energy - 1.4%
ONEOK, Inc.	2,615	182,632
Murphy Oil Corp.	5,341	156,491
PBF Energy, Inc. — Class A	5,008	155,949
HollyFrontier Corp.	2,794	137,660
CNX Resources Corp.*	8,553	92,116
Cimarex Energy Co.	1,251	87,445
Southwestern Energy Co.*	17,430	81,747
Devon Energy Corp.	2,426	76,565
Apache Corp.	2,092	72,509
Marathon Oil Corp.	4,154	69,413
Anadarko Petroleum Corp.	1,469	66,810
Total Energy		1,179,337

Financial - 0.7%
Weingarten Realty Investors REIT	4,671	137,187
Western Union Co.	6,980	128,921
East West Bancorp, Inc.	2,099	100,689
Interactive Brokers Group, Inc. — Class A	1,754	90,997
Camden Property Trust REIT	549	55,724
Medical Properties Trust, Inc. REIT	2,908	53,827
Total Financial		567,345

Utilities - 0.4%
UGI Corp.	3,707	205,442
National Fuel Gas Co.	1,552	94,610
Aqua America, Inc.	1,709	62,276
Total Utilities		362,328

Basic Materials - 0.2%
Chemours Co.	4,737	176,027

Total Common Stocks
(Cost $16,740,044)		17,372,837

MUTUAL FUNDS† - 77.9%
Guggenheim Strategy Fund II1	1,091,725	27,085,705
Guggenheim Strategy Fund III[1]	1,065,763	26,420,255
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	1,333,868	13,298,668
Total Mutual Funds
(Cost $67,066,300)		66,804,628

MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management Fund- Institutional Shares 2.27%[3]	539,200	539,200
Total Money Market Fund
(Cost $539,200)		539,200

Total Investments - 98.7%
(Cost $84,345,544)		$84,716,665
Other Assets & Liabilities, net - 1.3%		1,094,321
Total Net Assets - 100.0%		$85,810,986

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A	Russell MidCap Growth Index Total Return	2.74%	At Maturity	09/30/19	21,759	$70,238,922	$39,384

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
STYLEPLUS—MID GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,372,837	$—	$—	$17,372,837
Mutual Funds	66,804,628	—	—	66,804,628
Money Market Fund	539,200	—	—	539,200
Equity Index Swap Agreements**	—	39,384	—	39,384
Total Assets	$84,716,665	$39,384	$—	$84,756,049

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Limited Duration Fund - Institutional Class	$6,598,929	$46,024	$(6,620,712)	$108,158	$(132,399)	$—	—	$45,899	$127
Guggenheim Strategy Fund II	25,058,692	6,959,992	(4,785,434)	108	(147,653)	27,085,705	1,091,725	357,900	11,746
Guggenheim Strategy Fund III	30,040,343	450,304	(3,819,310)	(29,757)	(221,325)	26,420,255	1,065,763	449,178	1,125
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	8,642,455	13,649,077	(8,987,061)	(7,143)	1,340	13,298,668	1,333,868	104,066	2,525
	$70,340,419	$21,105,397	$(24,212,517)	$71,366	$(500,037)	$66,804,628		$957,043	$15,523

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $17,279,244)	$17,912,037
Investments in affiliated issuers, at value(cost $67,066,300)	66,804,628
Cash	570,366
Segregated cash with broker	1,650,000
Unrealized appreciation on swap agreements	39,384
Prepaid expenses	50,069
Receivables:
Dividends	164,349
Interest	2,545
Fund shares sold	365
Total assets	87,193,743

Liabilities:
Payable for:
Swap settlement	1,054,604
Securities purchased	150,975
Management fees	51,554
Fund shares redeemed	44,083
Distribution and service fees	19,097
Transfer agent/maintenance fees	7,242
Fund accounting/administration fees	5,798
Trustees’ fees*	314
Miscellaneous	49,090
Total liabilities	1,382,757
Net assets	$85,810,986

Net assets consist of:
Paid in capital	$86,400,757
Total distributable earnings (loss)	(589,771)
Net assets	$85,810,986

A-Class:
Net assets	$83,643,416
Capital shares outstanding	2,187,479
Net asset value per share	$38.24
Maximum offering price per share(Net asset value divided by 95.25%)	$40.15

C-Class:
Net assets	$1,693,336
Capital shares outstanding	68,092
Net asset value per share	$24.87

P-Class:
Net assets	$95,579
Capital shares outstanding	2,528
Net asset value per share	$37.81

Institutional Class:
Net assets	$378,655
Capital shares outstanding	9,904
Net asset value per share	$38.23

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

STYLEPLUS—MID GROWTH FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $20)	$110,899
Dividends from securities of affiliated issuers	957,043
Interest	27,785
Total investment income	1,095,727

Expenses:
Management fees	307,477
Distribution and service fees:
A-Class	99,497
C-Class	8,020
P-Class	129
Transfer agent/maintenance fees:
A-Class	47,459
C-Class	2,370
P-Class	135
Institutional Class	788
Fund accounting/administration fees	32,798
Trustees’ fees*	8,902
Custodian fees	2,908
Prime broker interest expense	38
Line of credit fees	12
Miscellaneous	64,974
Total expenses	575,507
Less:
Expenses waived by Adviser	(15,110)
Net expenses	560,397
Net investment income	535,330

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(416,927)
Investments in affiliated issuers	71,366
Distributions received from affiliated investment company shares	15,523
Swap agreements	(935,992)
Futures contracts	(250,755)
Net realized loss	(1,516,785)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(93,745)
Investments in affiliated issuers	(500,037)
Swap agreements	336,612
Futures contracts	307
Net change in unrealized appreciation(depreciation)	(256,863)
Net realized and unrealized loss	(1,773,648)
Net decrease in net assets resulting from operations	$(1,238,318)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$535,330	$728,677
Net realized gain (loss) on investments	(1,516,785)	16,735,826
Net change in unrealized appreciation (depreciation) on investments	(256,863)	(2,764,532)
Net increase (decrease) in net assets resulting from operations	(1,238,318)	14,699,971

Distributions to shareholders:
A-Class	(15,751,937)	(9,270,951)
C-Class	(404,113)	(593,301)
P-Class	(21,229)	(12,477)
Institutional Class	(165,670)	(237,769)
Total distributions to shareholders	(16,342,949)	(10,114,498)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,387,197	5,516,404
C-Class	282,332	374,112
P-Class	7,762	1,585,053
Institutional Class	116,519	2,172,283
Distributions reinvested
A-Class	15,152,790	8,840,748
C-Class	399,145	587,100
P-Class	21,229	12,477
Institutional Class	158,129	232,834
Cost of shares redeemed
A-Class	(6,492,180)	(8,509,704)
C-Class	(404,280)	(3,089,435)
P-Class	(32,298)	(1,603,227)
Institutional Class	(561,835)	(3,242,555)
Net increase from capital share transactions	13,034,510	2,876,090
Net increase (decrease) in net assets	(4,546,757)	7,461,563

Net assets:
Beginning of period	90,357,743	82,896,180
End of period	$85,810,986	$90,357,743

Capital share activity:
Shares sold
A-Class	117,085	115,313
C-Class	12,631	10,754
P-Class	200	32,510
Institutional Class	2,695	47,234
Shares issued from reinvestment of distributions
A-Class	481,032	197,822
C-Class	19,433	18,125
P-Class	681	282
Institutional Class	5,020	5,208
Shares redeemed
A-Class	(171,315)	(180,073)
C-Class	(15,655)	(89,006)
P-Class	(889)	(32,829)
Institutional Class	(15,382)	(71,578)
Net increase in shares	435,536	53,762

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$49.70	$47.34	$40.52	$41.49	$45.82	$43.54
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.41	.34	.19	.07	.16
Net gain (loss) on investments (realized and unrealized)	(2.79)	7.70	6.72	4.25	.63	6.21
Total from investment operations	(2.53)	8.11	7.06	4.44	.70	6.37
Less distributions from:
Net investment income	(.41)	(.24)	(.24)	(.05)	—	—
Net realized gains	(8.52)	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(8.93)	(5.75)	(.24)	(5.41)	(5.03)	(4.09)
Net asset value, end of period	$38.24	$49.70	$47.34	$40.52	$41.49	$45.82

Total Return[c]	(1.31%)	18.51%	17.54%	11.55%	1.04%	15.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,643	$87,509	$77,049	$72,179	$73,178	$77,363
Ratios to average net assets:
Net investment income (loss)	1.32%	0.87%	0.78%	0.48%	0.16%	0.36%
Total expenses[d]	1.39%	1.55%	1.45%	1.45%	1.47%	1.67%
Net expenses[e]	1.35%	1.52%	1.42%	1.43%	1.47%	1.65%
Portfolio turnover rate	54%	52%	43%	61%	75%	112%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$35.78	$35.64	$30.58	$32.78	$37.48	$36.63
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.02	(.03)	(.12)	(.25)	(.20)
Net gain (loss) on investments (realized and unrealized)	(2.44)	5.63	5.09	3.28	.58	5.14
Total from investment operations	(2.39)	5.65	5.06	3.16	.33	4.94
Less distributions from:
Net realized gains	(8.52)	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(8.52)	(5.51)	—	(5.36)	(5.03)	(4.09)
Net asset value, end of period	$24.87	$35.78	$35.64	$30.58	$32.78	$37.48

Total Return[c]	(1.77%)	17.51%	16.55%	10.55%	0.20%	14.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,693	$1,849	$3,984	$3,760	$4,762	$4,329
Ratios to average net assets:
Net investment income (loss)	0.39%	0.05%	(0.08%)	(0.42%)	(0.68%)	(0.55%)
Total expenses[d]	2.31%	2.33%	2.31%	2.34%	2.31%	2.57%
Net expenses[e]	2.28%	2.30%	2.27%	2.32%	2.31%	2.55%
Portfolio turnover rate	54%	52%	43%	61%	75%	112%

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$49.12	$46.83	$40.27	$41.48	$45.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.32	.24	.26	— [g]
Net gain (loss) on investments (realized and unrealized)	(2.76)	7.61	6.65	4.09	(4.48)
Total from investment operations	(2.53)	7.93	6.89	4.35	(4.48)
Less distributions from:
Net investment income	(.26)	(.13)	(.33)	(.20)	—
Net realized gains	(8.52)	(5.51)	—	(5.36)	—
Total distributions	(8.78)	(5.64)	(.33)	(5.56)	—
Net asset value, end of period	$37.81	$49.12	$46.83	$40.27	$41.48

Total Return	(1.37%)	18.26%	17.27%	11.36%	(9.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96	$125	$121	$102	$11
Ratios to average net assets:
Net investment income (loss)	1.18%	0.67%	0.55%	0.69%	—
Total expenses[d]	1.53%	1.68%	1.66%	1.39%	1.49%
Net expenses[e]	1.49%	1.64%	1.63%	1.35%	1.49%
Portfolio turnover rate	54%	52%	43%	61%	75%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$49.80	$47.48	$40.59	$41.64	$45.96	$43.72
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.53	.42	.19	.11	.11
Net gain (loss) on investments (realized and unrealized)	(2.82)	7.71	6.78	4.25	.60	6.22
Total from investment operations	(2.53)	8.24	7.20	4.44	.71	6.33
Less distributions from:
Net investment income	(.52)	(.41)	(.31)	(.13)	—	—
Net realized gains	(8.52)	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(9.04)	(5.92)	(.31)	(5.49)	(5.03)	(4.09)
Net asset value, end of period	$38.23	$49.80	$47.48	$40.59	$41.64	$45.96

Total Return	(1.28%)	18.77%	17.88%	11.50%	1.08%	15.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$379	$875	$1,743	$113	$54	$30
Ratios to average net assets:
Net investment income (loss)	1.47%	1.11%	0.95%	0.48%	0.23%	0.24%
Total expenses[d]	1.26%	1.26%	1.26%	1.46%	1.41%	1.81%
Net expenses[e]	1.22%	1.23%	1.22%	1.44%	1.41%	1.79%
Portfolio turnover rate	54%	52%	43%	61%	75%	112%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net investment income is less than $0.01 per share.

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long Term Investments
United States	54.9%
Japan	8.5%
United Kingdom	6.9%
Canada	6.6%
Australia	5.4%
France	3.3%
Switzerland	2.9%
Other	11.5%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	1.8%
Microsoft Corp.	1.7%
Apple, Inc.	1.6%
Procter & Gamble Co.	1.5%
Verizon Communications, Inc.	1.4%
iShares Edge MSCI Min Vol Global ETF	1.4%
Home Depot, Inc.	1.4%
Pfizer, Inc.	1.4%
AT&T, Inc.	1.3%
Roche Holding AG	1.3%
Top Ten Total	14.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(3.53%)	1.08%	4.84%	8.88%
A-Class Shares with sales charge‡	(8.13%)	(3.74%)	3.82%	8.24%
C-Class Shares	(3.95%)	0.31%	4.05%	8.06%
C-Class Shares with CDSC§	(4.89%)	(0.67%)	4.05%	8.06%
MSCI World Index	(2.61%)	4.08%	6.78%	12.38%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(3.56%)	1.07%	5.11%
MSCI World Index	(2.61%)	4.08%	6.35%

	6 Month†	1 Year	5 Year	Since Inception (05/02/11)
Institutional Class Shares	(3.42%)	1.38%	5.12%	4.75%
MSCI World Index	(2.61%)	4.08%	6.78%	7.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
WORLD EQUITY INCOME FUND

	Shares	Value

COMMON STOCKS† - 97.7%

Financial - 21.1%
Mastercard, Inc. — Class A	4,000	$941,800
Commonwealth Bank of Australia	15,000	752,450
Westpac Banking Corp.	40,200	739,940
National Australia Bank Ltd. ADR	39,100	701,645
Public Storage REIT	3,100	675,118
Aflac, Inc.	13,300	665,000
Australia & New Zealand Banking Group Ltd.	35,800	661,748
Bank Leumi Le-Israel BM	100,300	655,362
Swiss Re AG	6,520	637,126
AXA S.A.	25,300	636,687
Canadian Imperial Bank of Commerce	7,800	616,555
SmartCentres Real Estate Investment Trust	21,300	558,193
Mizuho Financial Group, Inc.	338,000	522,464
RioCan Real Estate Investment Trust REIT	24,100	477,512
First Capital Realty, Inc.	29,100	466,144
Essex Property Trust, Inc. REIT	1,600	462,784
H&R Real Estate Investment Trust	26,000	455,604
Daiwa House REIT Investment Corp.	200	443,422
BNP Paribas S.A.	9,200	439,821
Nippon Prologis REIT, Inc.	200	425,555
Invesco Ltd.	22,000	424,820
VEREIT, Inc.	49,900	417,663
Japan Retail Fund Investment Corp. REIT	200	401,913
Toronto-Dominion Bank	7,100	385,416
Simon Property Group, Inc. REIT	2,100	382,641
Bank of Montreal	4,600	344,292
Power Financial Corp.	14,100	329,507
Ventas, Inc. REIT	5,000	319,050
United Urban Investment Corp. REIT	200	315,647
HSBC Holdings plc	29,900	242,693
Cincinnati Financial Corp.	2,800	240,520
AvalonBay Communities, Inc. REIT	1,100	220,803
IGM Financial, Inc.	8,200	211,024
Visa, Inc. — Class A	1,300	203,047
Great-West Lifeco, Inc.	8,200	198,626
JPMorgan Chase & Co.	1,800	182,214
Alliance Data Systems Corp.	1,000	174,980
Western Union Co.	9,000	166,230
CI Financial Corp.	9,600	131,072
Total Financial		17,227,088

Consumer, Non-cyclical - 20.9%
Johnson & Johnson	10,400	1,453,816
Procter & Gamble Co.	11,700	1,217,385
Pfizer, Inc.	26,900	1,142,443
Roche Holding AG	3,900	1,074,791
Philip Morris International, Inc.	10,200	901,578
Altria Group, Inc.	15,100	867,193
Kimberly-Clark Corp.	6,600	817,740
Woolworths Group Ltd.	31,200	673,541
Japan Tobacco, Inc.	24,600	609,340
Coloplast A/S — Class B	5,400	592,493
General Mills, Inc.	11,300	584,775
AbbVie, Inc.	7,200	580,248
Colgate-Palmolive Co.	8,200	562,028
UnitedHealth Group, Inc.	2,200	543,972
Kellogg Co.	9,300	533,634
PepsiCo, Inc.	4,300	526,965
Bristol-Myers Squibb Co.	10,800	515,268
Medtronic plc	5,500	500,940
Mowi ASA	22,300	497,737
Imperial Brands plc	13,000	444,288
Hershey Co.	3,800	436,354
Societe BIC S.A.*	3,800	338,730
Amgen, Inc.	1,700	322,966
Danone S.A.	3,800	292,855
Novo Nordisk A/S — Class B	4,800	251,285
Otsuka Holdings Company Ltd.	5,900	231,538
H&R Block, Inc.	9,000	215,460
Ingredion, Inc.	2,000	189,380
Sanofi	2,100	185,520
Total Consumer, Non-cyclical		17,104,263

Technology - 14.3%
Microsoft Corp.	11,600	1,368,104
Apple, Inc.	7,100	1,348,645
International Business Machines Corp.	6,400	903,040
Accenture plc — Class A	4,900	862,498
Broadcom, Inc.	2,700	811,917
Texas Instruments, Inc.	7,000	742,490
Paychex, Inc.	9,200	737,840
Canon, Inc.	23,100	669,737
Fiserv, Inc.*	7,100	626,788
Jack Henry & Associates, Inc.	4,385	608,375
Maxim Integrated Products, Inc.	10,800	574,236
Seagate Technology plc	9,000	431,010
Applied Materials, Inc.	8,000	317,280
HP, Inc.	15,900	308,937
CDK Global, Inc.	5,000	294,100
Intuit, Inc.	1,100	287,551
Oracle Corp.	4,000	214,840
Western Digital Corp.	4,000	192,240
Broadridge Financial Solutions, Inc.	1,800	186,642
Fidelity National Information Services, Inc.	1,600	180,960
Total Technology		11,667,230

Communications - 12.6%
Verizon Communications, Inc.	20,000	1,182,600
AT&T, Inc.	35,000	1,097,600
Alphabet, Inc. — Class C*	800	938,648
Amazon.com, Inc.*	500	890,375
Walt Disney Co.	5,700	632,871
Omnicom Group, Inc.	8,200	598,518
HKT Trust & HKT Ltd.	359,300	577,659
NTT DOCOMO, Inc.	25,900	572,946
BCE, Inc.	11,800	524,134
KDDI Corp.	23,700	510,057
TELUS Corp.	12,200	451,676
PCCW Ltd.	707,700	439,971
WPP plc	38,300	404,455

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
WORLD EQUITY INCOME FUND

	Shares	Value

Interpublic Group of Companies, Inc.	15,400	$323,554
Eutelsat Communications S.A.	16,200	283,450
Facebook, Inc. — Class A*	1,700	283,373
Vodafone Group plc	142,600	259,648
Nokia Oyj	29,900	170,215
Nippon Telegraph & Telephone Corp.	3,000	127,315
Total Communications		10,269,065

Utilities - 8.1%
Duke Energy Corp.	8,573	771,570
Dominion Energy, Inc.	9,868	756,481
National Grid plc	63,900	708,086
PPL Corp.	19,354	614,296
OGE Energy Corp.	13,300	573,496
Snam SpA	110,200	566,146
Centrica plc	361,600	537,603
SSE plc	29,700	459,160
Endesa S.A.	17,900	456,688
Power Assets Holdings Ltd.	53,100	368,339
NextEra Energy, Inc.	1,700	328,644
WEC Energy Group, Inc.	4,000	316,320
Pinnacle West Capital Corp.	1,300	124,254
Total Utilities		6,581,083

Consumer, Cyclical - 7.5%
Home Depot, Inc.	6,000	1,151,340
TJX Companies, Inc.	15,600	830,076
Ford Motor Co.	68,000	597,040
Sekisui House Ltd.	34,000	562,065
Bridgestone Corp.	13,900	535,078
Nissan Motor Company Ltd.	55,000	450,740
Harvey Norman Holdings Ltd.	142,300	406,225
Lawson, Inc.	7,100	393,377
Crown Resorts Ltd.	45,400	371,079
McDonald’s Corp.	1,900	360,810
Las Vegas Sands Corp.	5,100	310,896
Walmart, Inc.	1,900	185,307
Total Consumer, Cyclical		6,154,033

Industrial - 6.7%
3M Co.	4,400	914,232
Emerson Electric Co.	9,600	657,312
Lockheed Martin Corp.	2,140	642,342
TE Connectivity Ltd.	7,700	621,775
United Parcel Service, Inc. — Class B	5,200	581,048
Pentair plc	12,200	543,022
Cummins, Inc.	2,200	347,314
General Dynamics Corp.	1,600	270,848
Republic Services, Inc. — Class A	3,300	265,254
CH Robinson Worldwide, Inc.	2,800	243,572
Waste Management, Inc.	2,300	238,993
ComfortDelGro Corporation Ltd.	82,900	157,249
Total Industrial		5,482,961

Energy - 4.7%
BP plc	121,900	886,557
Eni SpA	41,800	738,828
Royal Dutch Shell plc — Class A	22,200	697,843
Exxon Mobil Corp.	8,600	694,880
TOTAL S.A.	8,200	455,586
Koninklijke Vopak N.V.	7,800	373,329
Total Energy		3,847,023

Basic Materials - 1.1%
Rio Tinto plc	12,900	749,429
Israel Chemicals Ltd.	29,900	155,569
Total Basic Materials		904,998

Diversified - 0.7%
Jardine Matheson Holdings Ltd.	9,100	567,476

Total Common Stocks
(Cost $76,483,462)		79,805,220

EXCHANGE-TRADED FUNDS† - 1.4%
iShares Edge MSCI Min Vol Global ETF	13,000	1,163,240
Total Exchange-Traded Funds
(Cost $1,105,398)		1,163,240

MONEY MARKET FUND† - 0.5%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares 2.26%[1]	424,556	424,556
Total Money Market Fund
(Cost $424,556)		424,556

Total Investments - 99.6%
(Cost $78,013,416)		$81,393,016
Other Assets & Liabilities, net - 0.4%		352,241
Total Net Assets - 100.0%		$81,745,257

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
Euro FX Futures Contracts	35	Jun 2019	$4,939,594	$4,723
Canadian Dollar Futures Contracts	68	Jun 2019	5,097,960	3,905
			$10,037,554	$8,628

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
WORLD EQUITY INCOME FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$79,805,220	$—	$—	$79,805,220
Exchange-Traded Funds	1,163,240	—	—	1,163,240
Money Market Fund	424,556	—	—	424,556
Currency Futures Contracts**	8,628	—	—	8,628
Total Assets	$81,401,644	$—	$—	$81,401,644

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments, at value (cost $78,013,416)	$81,393,016
Foreign currency, at value(cost $57,746)	57,822
Cash	14,628
Segregated cash with broker	78,200
Prepaid expenses	45,941
Receivables:
Dividends	285,360
Foreign tax reclaims	194,077
Securities sold	62,376
Fund shares sold	43,003
Interest	931
Total assets	82,175,354

Liabilities:
Payable for:
Fund shares redeemed	246,355
Management fees	41,283
Printing fees	35,156
Variation margin on futures contracts	23,845
Transfer agent/maintenance fees	19,383
Distribution and service fees	16,014
Fund accounting/administration fees	5,541
Distributions to shareholders	3,542
Due to Advisor	166
Trustees’ fees*	18
Miscellaneous	38,794
Total liabilities	430,097
Net assets	$81,745,257

Net assets consist of:
Paid in capital	$79,666,448
Total distributable earnings (loss)	2,078,809
Net assets	$81,745,257

A-Class:
Net assets	$61,132,268
Capital shares outstanding	4,108,129
Net asset value per share	$14.88
Maximum offering price per share(Net asset value divided by 95.25%)	$15.62

C-Class:
Net assets	$3,659,159
Capital shares outstanding	287,215
Net asset value per share	$12.74

P-Class:
Net assets	$140,547
Capital shares outstanding	9,364
Net asset value per share	$15.01

Institutional Class:
Net assets	$16,813,283
Capital shares outstanding	1,134,674
Net asset value per share	$14.82

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $75,619)	$1,480,643
Interest	6,492
Total investment income	1,487,135

Expenses:
Management fees	284,075
Distribution and service fees:
A-Class	75,286
C-Class	18,540
P-Class	192
Transfer agent/maintenance fees:
A-Class	20,188
C-Class	3,992
P-Class	111
Institutional Class	10,593
Fund accounting/administration fees	32,466
Trustees’ fees*	8,715
Custodian fees	8,453
Line of credit fees	719
Miscellaneous	69,223
Recoupment of previously waived fees:
A-Class	422
Total expenses	532,975
Less:
Expenses reimbursed by Adviser:
A-Class	(19,050)
C-Class	(3,900)
P-Class	(107)
Institutional Class	(10,158)
Expenses waived by Adviser	(13,219)
Total waived/reimbursed expenses	(46,434)
Net expenses	486,541
Net investment income	1,000,594

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,090,474)
Futures contracts	(128,406)
Foreign currency transactions	827
Net realized loss	(1,218,053)
Net change in unrealized appreciation(depreciation) on:
Investments	(3,274,810)
Futures contracts	(16,397)
Foreign currency translations	(3,007)
Net change in unrealized appreciation(depreciation)	(3,294,214)
Net realized and unrealized loss	(4,512,267)
Net decrease in net assets resulting from operations	$(3,511,673)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,000,594	$1,341,958
Net realized gain (loss) on investments	(1,218,053)	6,312,313
Net change in unrealized appreciation (depreciation) on investments	(3,294,214)	(602,150)
Net increase (decrease) in net assets resulting from operations	(3,511,673)	7,052,121

Distributions to shareholders:
A-Class	(1,268,884)	(1,156,255)
C-Class	(70,432)	(47,501)
P-Class	(3,182)	(4,572)
Institutional Class	(384,780)	(204,911)
Total distributions to shareholders	(1,727,278)	(1,413,239)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,638,420	6,655,092
C-Class	50,926	604,160
P-Class	13,934	102,160
Institutional Class	1,018,016	17,699,901
Distributions reinvested
A-Class	1,256,193	1,146,400
C-Class	67,294	45,750
P-Class	3,182	4,572
Institutional Class	383,860	201,768
Cost of shares redeemed
A-Class	(5,599,570)	(25,252,350)
C-Class	(419,890)	(3,249,720)
P-Class	(59,216)	(283,546)
Institutional Class	(3,047,628)	(2,769,819)
Net decrease from capital share transactions	(4,694,479)	(5,095,632)
Net increase (decrease) in net assets	(9,933,430)	543,250

Net assets:
Beginning of period	91,678,687	91,135,437
End of period	$81,745,257	$91,678,687

Capital share activity:
Shares sold
A-Class	111,600	431,369
C-Class	4,033	45,705
P-Class	941	6,473
Institutional Class	70,905	1,160,747
Shares issued from reinvestment of distributions
A-Class	89,987	74,729
C-Class	5,664	3,491
P-Class	226	295
Institutional Class	27,601	13,131
Shares redeemed
A-Class	(383,950)	(1,645,397)
C-Class	(34,150)	(244,443)
P-Class	(4,053)	(18,035)
Institutional Class	(210,794)	(180,147)
Net decrease in shares	(321,990)	(352,082)

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$15.77	$14.84	$13.54	$12.28	$13.51	$12.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.23	.31	.31	.29	.38
Net gain (loss) on investments (realized and unrealized)	(.76)	.95	1.34	1.26	(1.18)	.95
Total from investment operations	(.58)	1.18	1.65	1.57	(.89)	1.33
Less distributions from:
Net investment income	(.18)	(.25)	(.35)	(.31)	(.34)	(.42)
Net realized gains	(.13)	—	—	—	—	—
Total distributions	(.31)	(.25)	(.35)	(.31)	(.34)	(.42)
Net asset value, end of period	$14.88	$15.77	$14.84	$13.54	$12.28	$13.51

Total Return[c]	(3.53%)	8.01%	12.31%	12.85%	(6.70%)	10.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,132	$67,679	$80,598	$80,575	$73,568	$78,783
Ratios to average net assets:
Net investment income (loss)	2.45%	1.48%	2.23%	2.36%	2.21%	2.81%
Total expenses[d]	1.31%	1.37%	1.34%	1.48%	1.48%	1.66%
Net expenses[e,f,g]	1.22%	1.22%	1.24%	1.48%	1.43%	1.49%
Portfolio turnover rate	62%	125%	94%	51%	131%	131%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$13.53	$12.72	$11.63	$10.55	$11.61	$10.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.09	.19	.18	.17	.25
Net gain (loss) on investments (realized and unrealized)	(.66)	.83	1.13	1.09	(1.02)	.81
Total from investment operations	(.55)	.92	1.32	1.27	(.85)	1.06
Less distributions from:
Net investment income	(.11)	(.11)	(.23)	(.19)	(.21)	(.24)
Net realized gains	(.13)	—	—	—	—	—
Total distributions	(.24)	(.11)	(.23)	(.19)	(.21)	(.24)
Net asset value, end of period	$12.74	$13.53	$12.72	$11.63	$10.55	$11.61

Total Return[c]	(3.95%)	7.27%	11.46%	12.05%	(7.40%)	9.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,659	$4,215	$6,449	$5,455	$5,936	$5,337
Ratios to average net assets:
Net investment income (loss)	1.70%	0.71%	1.53%	1.59%	1.50%	2.13%
Total expenses[d]	2.21%	2.18%	2.19%	2.35%	2.28%	2.62%
Net expenses[e,f,g]	1.97%	1.97%	1.99%	2.23%	2.23%	2.24%
Portfolio turnover rate	62%	125%	94%	51%	131%	131%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$15.92	$15.08	$13.73	$12.33	$13.62
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.24	.33	.33	.12
Net gain (loss) on investments (realized and unrealized)	(.77)	.95	1.35	1.35	(1.29)
Total from investment operations	(.59)	1.19	1.68	1.68	(1.17)
Less distributions from:
Net investment income	(.19)	(.35)	(.33)	(.28)	(.12)
Net realized gains	(.13)	—	—	—	—
Total distributions	(.32)	(.35)	(.33)	(.28)	(.12)
Net asset value, end of period	$15.01	$15.92	$15.08	$13.73	$12.33

Total Return	(3.56%)	7.99%	12.32%	13.73%	(8.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141	$195	$355	$133	$9
Ratios to average net assets:
Net investment income (loss)	2.41%	1.50%	2.28%	2.58%	2.14%
Total expenses[d]	1.39%	1.40%	1.76%	1.33%	3.54%
Net expenses[e,g]	1.22%	1.22%	1.24%	1.33%	1.48%
Portfolio turnover rate	62%	125%	94%	51%	131%

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$15.71	$14.74	$13.44	$12.23	$13.45	$12.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.29	.35	.31	.36	.44
Net gain (loss) on investments (realized and unrealized)	(.76)	.93	1.33	1.28	(1.21)	.90
Total from investment operations	(.56)	1.22	1.68	1.59	(.85)	1.34
Less distributions from:
Net investment income	(.20)	(.25)	(.38)	(.38)	(.37)	(.42)
Net realized gains	(.13)	—	—	—	—	—
Total distributions	(.33)	(.25)	(.38)	(.38)	(.37)	(.42)
Net asset value, end of period	$14.82	$15.71	$14.74	$13.44	$12.23	$13.45

Total Return	(3.42%)	8.34%	12.61%	13.11%	(6.42%)	10.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,813	$19,589	$3,734	$2,824	$4,541	$911
Ratios to average net assets:
Net investment income (loss)	2.70%	1.85%	2.50%	2.42%	2.70%	3.27%
Total expenses[d]	1.12%	1.02%	1.09%	1.30%	1.23%	1.33%
Net expenses[e,f,g]	0.97%	0.97%	0.98%	1.22%	1.23%	1.23%
Portfolio turnover rate	62%	125%	94%	51%	131%	131%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The portion of the ratios of net expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements was for the periods presented as follows:

	3/31/2019	9/30/18	9/30/17
A-Class	0.00%*	0.00%*	0.01%
C-Class	—	0.00%*	0.01%
P-Class	—	—	—
Institutional Class	—	0.02%	0.03%

*	Less than 0.01%.

[g]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.22%	1.22%	1.22%	1.46%	1.46%	1.46%
C-Class	1.97%	1.97%	1.97%	2.21%	2.21%	2.21%
P-Class	1.22%	1.22%	1.22%	1.32%	1.46%	—
Institutional Class	0.97%	0.97%	0.96%	1.21%	1.21%	1.21%

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2019, the Trust consisted of twenty funds.

C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Alpha Opportunity Fund, Large Cap ValueFund, Market Neutral Real Estate Fund, Risk Managed Real Estate Fund, Small Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund, and World Equity Income Fund (the “Funds”), each a diversified investment company. At March 31, 2019, only A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Money market funds are valued at their NAV.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended March 31, 2019, there were no earnings credits received.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(k) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 - Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index Exposure	$2,810,400	$—
StylePlus—Mid Growth Fund	Index Exposure	585,100	—
World Equity Income Fund	Hedge	—	9,633,218

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or a custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange. A fund utilizing total return or custom basket swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return and custom basket swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$47,448,258	$120,405,031
Market Neutral Real Estate Fund	Leverage	—	6,346,367
Risk Managed Real Estate Fund	Leverage	43,666,575	42,938,850
StylePlus—Large Core Fund	Index Exposure	152,784,462	—
StylePlus—Mid Growth Fund	Index Exposure	64,480,729	—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Total Value at March 31, 2019
Alpha Opportunity Fund	$—	$204,676	$—	$204,676
Risk Managed Real Estate Fund	—	4,155,241	—	4,155,241
StylePlus—Large Core Fund	70,809	—	—	70,809
StylePlus—Mid Growth Fund	—	39,384	—	39,384
World Equity Income Fund	—	—	8,628	8,628

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Total Value at March 31, 2019
Alpha Opportunity Fund	$—	$1,552,671	$—	$1,552,671
Market Neutral Real Estate Fund	—	212,808	—	212,808
Risk Managed Real Estate Fund	—	1,384,696	—	1,384,696
StylePlus—Large Core Fund	—	1,871,673	—	1,871,673

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Total
Alpha Opportunity Fund	$—	$1,009,404	$—	$1,009,404
Market Neutral Real Estate Fund	—	22,217	—	22,217
Risk Managed Real Estate Fund	—	714,035	—	714,035
StylePlus—Large Core Fund	(403,761)	(3,595,542)	—	(3,999,303)
StylePlus—Mid Growth Fund	(250,755)	(935,992)	—	(1,186,747)
World Equity Income Fund	—	—	(128,406)	(128,406)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Total
Alpha Opportunity Fund	$—	$8,498,504	$—	$8,498,504
Market Neutral Real Estate Fund	—	(297,026)	—	(297,026)
Risk Managed Real Estate Fund	—	1,053,714	—	1,053,714
StylePlus—Large Core Fund	61,805	(2,867,231)	—	(2,805,426)
StylePlus—Mid Growth Fund	307	336,612	—	336,919
World Equity Income Fund	—	—	(16,397)	(16,397)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$204,676	$—	$204,676	$(204,676)	$—	$—
Risk Managed Real Estate Fund	Custom basket swap agreements	4,155,241	—	4,155,241	—	(1,780,000)	2,375,241
StylePlus—Mid Growth Fund	Swap equity contracts	39,384	—	39,384	—	—	39,384

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$1,552,671	$—	$1,552,671	$(1,552,671)	$—	$—
Market Neutral Real Estate Fund	Custom basket swap agreements	212,808	—	212,808	—	—	212,808
Risk Managed Real Estate Fund	Custom basket swap agreements	1,384,696	—	1,384,696	(1,384,696)	—	—
StylePlus—Large Core Fund	Swap equity contracts	1,871,673	—	1,871,673	—	(1,871,673)	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Fund	Counterparty/ Clearing Agent	Asset Type	Cash Pledged	Cash Received
Risk Managed Real Estate Fund	Morgan Stanley	Custom Basket Swap agreements	$—	$1,780,000
StylePlus—Large Core Fund	Morgan Stanley	Futures Contracts	174,000	—
	Wells Fargo	Total Return Swap agreements	5,400,000	—
			5,574,000	—
StylePlus—Mid Growth Fund	Wells Fargo	Total Return Swap agreements	1,650,000	—
World Equity Income Fund	Bank of America Merrill Lynch	Futures Contracts	78,200	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	05/31/17	02/01/20
Alpha Opportunity Fund – C-Class	2.51%	05/31/17	02/01/20
Alpha Opportunity – P-Class	1.76%	05/31/17	02/01/20
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/20
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/20
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/20
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/20
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/20
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/20
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/20
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/20
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/20
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/20
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/20
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/20
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/20
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/20
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/20
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/20
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/20
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/20
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/20
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/20
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/20

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2019	2020	2021	2022	Fund Total
Alpha Opportunity Fund
A-Class	$—	$1,411	$760	$443	$2,614
C-Class	6,357	1,244	574	156	8,331
P-Class	—	—	26	63	89
Institutional Class	—	—	—	1,371	1,371
Large Cap Value Fund
A-Class	36,140	78,038	93,910	29,149	237,237
C-Class	3,927	6,283	6,839	2,622	19,671
P-Class	113	762	552	294	1,721
Institutional Class	182	1,773	3,127	4,825	9,907
Market Neutral Real Estate Fund
A-Class	864	3,417	13,868	25,580	43,729
C-Class	779	4,410	4,083	1,327	10,599
P-Class	856	5,860	16,626	3,111	26,453
Institutional Class	40,084	151,686	164,605	47,548	403,923
Risk Managed Real Estate Fund
A-Class	—	—	1,410	1,488	2,898
C-Class	1,236	1,084	1,513	430	4,263
P-Class	—	783	4,143	1,396	6,322
Institutional Class	—	—	—	—	—
Small Cap Value Fund
A-Class	52,435	71,327	91,854	38,444	254,060
C-Class	21,203	29,870	31,586	10,172	92,831
P-Class	46	336	215	147	744
Institutional Class	1,395	15,554	34,694	13,404	65,047
World Equity Income Fund
A-Class	—	84,527	111,231	28,846	224,604
C-Class	4,047	12,042	12,493	4,507	33,089
P-Class	—	896	531	133	1,560
Institutional Class	—	2,846	5,983	12,948	21,777

For the period ended March 31, 2019, GI recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$6,875
Large Cap Value Fund	339
Market Neutral Real Estate Fund	1,549
Risk Managed Real Estate Fund	50,721
World Equity Income Fund	422

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2019, the StylePlus—Large Core Fund and StylePlus—Mid Growth Fund waived $34,269 and $15,110, respectively, related to investments in affiliated fund.

For the period ended March 31, 2019, GFD retained sales charges of $162,871 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At March 31, 2019, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	71%
Market Neutral Real Estate Fund	67%

Note 6– Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At March 31, 2019, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Alpha Opportunity Fund	$98,801,558	$3,577,066	$(5,486,315)	$(1,909,249)
Large Cap Value Fund	53,488,312	11,232,273	(2,728,219)	8,504,054
Market Neutral Real Estate Fund	8,485,273	658,965	(244,739)	414,226
Risk Managed Real Estate Fund	152,139,746	25,702,383	(3,500,761)	22,201,622
Small Cap Value Fund	16,625,821	1,560,821	(1,637,173)	(76,352)
StylePlus—Large Core Fund	198,726,438	2,107,190	(3,981,769)	(1,874,579)
StylePlus—Mid Growth Fund	84,402,588	992,396	(638,935)	353,461
World Equity Income Fund	78,333,085	5,741,094	(2,672,535)	3,068,559

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Securities Transactions

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$107,542,407	$201,552,914
Large Cap Value Fund	12,488,274	12,970,354
Market Neutral Real Estate Fund	6,509,489	5,243,534
Risk Managed Real Estate Fund	85,620,320	94,601,033
Small Cap Value Fund	9,220,252	9,497,780
StylePlus—Large Core Fund	59,774,045	86,337,252
StylePlus—Mid Growth Fund	42,686,442	45,699,132
World Equity Income Fund	50,619,417	55,635,672

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2019.

Note 9 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Funds have fully adopted the provisions of the ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 – Other Liabilities

StylePlus—Large Core Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of March 31, 2019.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of March 31, 2019, was $18,615.

Note 11 – Large Shareholder Risk

As of March 31, 2019, 71.0% of the Alpha Opportunity Fund (the “Fund”) was held by Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

108 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 109

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

110 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

112 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

114 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when syou use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 117

3.31.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Municipal Income Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBINC-SEMI-0319x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	17
INVESTMENT GRADE BOND FUND	36
MUNICIPAL INCOME FUND	57
NOTES TO FINANCIAL STATEMENTS	69
OTHER INFORMATION	87
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	88
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	92

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the semi-annual fiscal period ended March 31, 2019.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,
Guggenheim Partners Investment Management, LLC,
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2019

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Investment Grade Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the ”Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the six months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned -1.72%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.64%. The return of the MSCI Emerging Markets Index* was 1.83%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.63% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 2.39%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.17% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.87%	1.15%	$ 1,000.00	$ 1,011.50	$ 4.36
C-Class	1.59%	0.79%	1,000.00	1,007.90	7.96
P-Class	0.87%	1.15%	1,000.00	1,011.50	4.36
Institutional Class	0.63%	1.27%	1,000.00	1,012.70	3.16
High Yield Fund
A-Class	1.31%	0.61%	1,000.00	1,006.10	6.55
C-Class	2.06%	0.16%	1,000.00	1,001.60	10.28
P-Class	1.34%	0.50%	1,000.00	1,005.00	6.70
Institutional Class	1.02%	0.64%	1,000.00	1,006.40	5.10
R6-Class	0.95%	0.70%	1,000.00	1,007.00	4.75
Investment Grade Bond Fund
A-Class	0.79%	1.93%	1,000.00	1,019.30	3.98
C-Class	1.54%	1.56%	1,000.00	1,015.60	7.74
P-Class	0.79%	1.98%	1,000.00	1,019.80	3.98
Institutional Class	0.50%	2.13%	1,000.00	1,021.30	2.52
Municipal Income Fund
A-Class	0.81%	4.26%	1,000.00	1,042.60	4.12
C-Class	1.56%	3.87%	1,000.00	1,038.70	7.93
P-Class	0.80%	4.25%	1,000.00	1,042.50	4.07
Institutional Class	0.55%	4.38%	1,000.00	1,043.80	2.80

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.87%	5.00%	$ 1,000.00	$ 1,020.59	$ 4.38
C-Class	1.59%	5.00%	1,000.00	1,017.00	8.00
P-Class	0.87%	5.00%	1,000.00	1,020.59	4.38
Institutional Class	0.63%	5.00%	1,000.00	1,021.79	3.18
High Yield Fund
A-Class	1.31%	5.00%	1,000.00	1,018.40	6.59
C-Class	2.06%	5.00%	1,000.00	1,014.66	10.35
P-Class	1.34%	5.00%	1,000.00	1,018.25	6.74
Institutional Class	1.02%	5.00%	1,000.00	1,019.85	5.14
R6-Class	0.95%	5.00%	1,000.00	1,020.19	4.78
Investment Grade Bond Fund
A-Class	0.79%	5.00%	1,000.00	1,020.99	3.98
C-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
P-Class	0.79%	5.00%	1,000.00	1,020.99	3.98
Institutional Class	0.50%	5.00%	1,000.00	1,022.44	2.52
Municipal Income Fund
A-Class	0.81%	5.00%	1,000.00	1,020.89	4.08
C-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
P-Class	0.80%	5.00%	1,000.00	1,020.94	4.03
Institutional Class	0.55%	5.00%	1,000.00	1,022.19	2.77

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

DIVERSIFIED INCOME FUND

OBECTIVE: Seeks to achieve high current income with consideration for capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim High Yield Fund – R6-Class	22.6%
Guggenheim Investment Grade Bond Fund - Institutional Class	16.3%
Guggenheim Risk Managed Real Estate Fund - Institutional Class	15.3%
Guggenheim Limited Duration Fund - R6-Class	12.8%
Guggenheim Floating Rate Strategies Fund - R6-Class	12.7%
Invesco S&P High Income Infrastructure ETF	4.9%
Guggenheim World Equity Income Fund - Institutional Class	4.9%
Western Asset Premier Bond Fund	0.3%
BlackRock Enhanced Capital and Income Fund, Inc.	0.3%
Neuberger Berman High Yield Strategies Fund, Inc.	0.3%
Top Ten Total	90.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	Since Inception (01/29/16)
A-Class Shares	1.15%	3.07%	6.31%
A-Class Shares with sales charge‡	(2.89%)	(1.06%)	4.95%
C-Class Shares	0.79%	2.33%	5.53%
C-Class Shares with CDSC§	(0.20%)	1.34%	5.53%
P-Class Shares	1.15%	3.08%	6.31%
Institutional Class Shares	1.27%	3.32%	6.58%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.00%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
DIVERSIFIED INCOME FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 4.9%
Invesco S&P High Income Infrastructure ETF	12,916	$339,949
Total Exchange-Traded Funds
(Cost $276,596)		339,949

MUTUAL FUNDS† - 84.6%
Guggenheim High Yield Fund – R6-Class[1]	145,327	1,559,361
Guggenheim Investment Grade Bond Fund - Institutional Class[1]	61,000	1,126,062
Guggenheim Risk Managed Real Estate Fund - Institutional Class[1]	33,575	1,058,293
Guggenheim Limited Duration Fund - R6-Class[1]	36,000	885,966
Guggenheim Floating Rate Strategies Fund - R6-Class[1]	34,847	880,925
Guggenheim World Equity Income Fund - Institutional Class[1]	22,755	337,228
Total Mutual Funds
(Cost $5,699,281)		5,847,835

CLOSED-END FUNDS† - 9.2%
Western Asset Premier Bond Fund	1,529	19,999
BlackRock Enhanced Capital and Income Fund, Inc.	1,199	18,908
Neuberger Berman High Yield Strategies Fund, Inc.	1,613	18,211
John Hancock Investors Trust	1,128	17,789
BlackRock Multi-Sector Income Trust	1,067	17,702
PGIM High Yield Bond Fund, Inc.	1,242	17,612
Eaton Vance Enhanced Equity Income Fund II	1,058	17,425
Royce Value Trust, Inc.	1,206	16,595
Flaherty & Crumrine Preferred Income Fund, Inc.	1,202	16,551
PIMCO Corporate & Income Opportunity Fund	944	16,511
Eaton Vance Tax-Managed Buy-Write Income Fund	1,057	16,510
John Hancock Tax-Advantaged Dividend Income Fund	661	16,393
BlackRock Limited Duration Income Trust	1,110	16,317
Eaton Vance Tax-Managed Diversified Equity Income Fund	1,432	16,182
Apollo Tactical Income Fund, Inc.	1,095	16,085
AllianzGI Diversified Income & Convertible Fund	708	16,022
Apollo Senior Floating Rate Fund, Inc.	1,074	15,927
Eaton Vance Tax-Advantaged Dividend Income Fund	712	15,870
PIMCO Dynamic Credit and Mortgage Income Fund	672	15,745
PIMCO Corporate & Income Strategy Fund	904	15,558
Invesco Dynamic Credit Opportunities Fund	1,429	15,505
Ivy High Income Opportunities Fund	1,128	15,251
Western Asset High Income Fund II, Inc.	2,348	15,215
BlackRock Credit Allocation Income Trust	1,209	15,004
BlackRock Corporate High Yield Fund, Inc.	1,452	14,897
Blackstone / GSO Strategic Credit Fund	1,030	14,677
Brookfield Real Assets Income Fund, Inc.	670	14,485
Cohen & Steers Total Return Realty Fund, Inc.	1,093	14,395
DoubleLine Income Solutions Fund	718	14,310
Eaton Vance Senior Floating-Rate Trust	1,077	14,022
Voya Global Advantage and Premium Opportunity Fund	1,289	13,908
KKR Income Opportunities Fund	891	13,793
Pioneer High Income Trust	1,517	13,577
Western Asset Global Corporate Defined Opportunity Fund, Inc.	823	13,547
Barings Global Short Duration High Yield Fund	748	13,539
AllianceBernstein Global High Income Fund, Inc.	1,164	13,491
Reaves Utility Income Fund	400	13,472
Clough Global Dividend and Income Fund	1,209	13,420
Nuveen Senior Income Fund	2,251	13,056
Tortoise Energy Infrastructure Corp.	539	12,666
Calamos Convertible Opportunities and Income Fund	1,244	12,614
Total Closed-End Funds
(Cost $622,800)		632,756

MONEY MARKET FUND† - 0.8%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares 2.26%[2]	58,261	58,261
Total Money Market Fund
(Cost $58,261)		58,261

Total Investments - 99.5%
(Cost $6,656,938)		$6,878,801
Other Assets & Liabilities, net - 0.5%		34,410
Total Net Assets - 100.0%		$6,913,211

†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2019.

See Sector Classification in Other Information section.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$339,949	$—	$—	$339,949
Mutual Funds	5,847,835	—	—	5,847,835
Closed-End Funds	632,756	—	—	632,756
Money Market Fund	58,261	—	—	58,261
Total Assets	$6,878,801	$—	$—	$6,878,801

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund - R6-Class	$639,499	$720,536	$(448,000)	$(10,907)	$(20,203)	$880,925	34,847	$25,238	$6
Guggenheim High Yield Fund – R6-Class	1,072,867	922,934	(419,997)	24,069	(40,512)	1,559,361	145,327	32,278	2,178
Guggenheim Investment Grade Bond Fund - Institutional Class	1,278,508	115,378	(275,680)	(4,266)	12,122	1,126,062	61,000	14,079	—
Guggenheim Limited Duration Fund - R6-Class	1,286,329	113,249	(508,991)	(2,600)	(2,021)	885,966	36,000	14,425	24
Guggenheim Risk Managed Real Estate Fund - Institutional Class	469,932	717,233	(173,075)	(2,807)	47,010	1,058,293	33,575	8,092	2,641
Guggenheim World Equity Income Fund - Institutional Class	316,169	38,369	—	—	(17,310)	337,228	22,755	4,285	2,574
	$5,063,304	$2,627,699	$(1,825,743)	$3,489	$(20,914)	$5,847,835		$98,397	$7,423

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $957,657)	$1,030,966
Investments in affiliated issuers, at value (cost $5,699,281)	5,847,835
Prepaid expenses	50,088
Receivables:
Dividends	22,968
Investment Adviser	9,841
Interest	84
Total assets	6,961,782

Liabilities:
Payable for:
Securities purchased	22,039
Professional fees	14,822
Transfer agent/maintenance fees	4,444
Distribution and service fees	688
Trustees’ fees*	247
Fund shares redeemed	202
Miscellaneous	6,129
Total liabilities	48,571
Net assets	$6,913,211

Net assets consist of:
Paid in capital	$6,658,057
Total distributable earnings (loss)	255,154
Net assets	$6,913,211

A-Class:
Net assets	$142,659
Capital shares outstanding	5,425
Net asset value per share	$26.30
Maximum offering price per share (Net asset value divided by 96.00%)	$27.40

C-Class:
Net assets	$747,563
Capital shares outstanding	28,396
Net asset value per share	$26.33

P-Class:
Net assets	$126,083
Capital shares outstanding	4,795
Net asset value per share	$26.29

Institutional Class:
Net assets	$5,896,906
Capital shares outstanding	224,146
Net asset value per share	$26.31

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$36,415
Dividends from securities of affiliated issuers	98,397
Interest	894
Total investment income	135,706

Expenses:
Management fees	23,322
Distribution and service fees:
A-Class	173
C-Class	1,283
P-Class	154
Transfer agent/maintenance fees:
A-Class	384
C-Class	595
P-Class	324
Institutional Class	11,171
Registration fees	22,993
Professional fees	15,268
Fund accounting/administration fees	12,465
Trustees’ fees*	5,819
Custodian fees	386
Line of credit fees	55
Miscellaneous	12,444
Total expenses	106,836
Less:
Expenses reimbursed by Adviser:
A-Class	(1,209)
C-Class	(1,928)
P-Class	(1,057)
Institutional Class	(11,171)
Expenses waived by Adviser	(70,468)
Total waived/reimbursed expenses	(85,833)
Net expenses	21,003
Net investment income	114,703

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,438)
Investments in affiliated issuers	3,489
Distributions received from affiliated investment company shares	7,423
Net realized gain	5,474
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(11,670)
Investments in affiliated issuers	(20,914)
Net change in unrealized appreciation (depreciation)	(32,584)
Net realized and unrealized loss	(27,110)
Net increase in net assets resulting from operations	$87,593

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$114,703	$207,632
Net realized gain on investments	5,474	73,375
Net change in unrealized appreciation (depreciation) on investments	(32,584)	(218,573)
Net increase in net assets resulting from operations	87,593	62,434

Distributions to shareholders:
A-Class	(3,675)	(5,537)
C-Class	(5,284)	(4,610)
P-Class	(3,265)	(5,100)
Institutional Class	(157,728)	(242,306)
Total distributions to shareholders	(169,952)	(257,553)

Capital share transactions:
Proceeds from sale of shares
A-Class	182	2,202
C-Class	643,730	25,491
P-Class	154	8,835
Institutional Class	64,220	77,521
Distributions reinvested
A-Class	3,675	5,537
C-Class	5,284	4,610
P-Class	3,265	5,100
Institutional Class	157,728	242,306
Cost of shares redeemed
A-Class	(15)	—
C-Class	(48,645)	(17,551)
P-Class	(622)	(7,853)
Institutional Class	(732)	—
Net increase from capital share transactions	828,224	346,198
Net increase in net assets	745,865	151,079

Net assets:
Beginning of period	6,167,346	6,016,267
End of period	$6,913,211	$6,167,346

Capital share activity:
Shares sold
A-Class	7	82
C-Class	24,707	951
P-Class	6	324
Institutional Class	2,530	2,813
Shares issued from reinvestment of distributions
A-Class	144	205
C-Class	206	171
P-Class	128	189
Institutional Class	6,172	8,970
Shares redeemed
A-Class	(1)	—
C-Class	(1,936)	(659)
P-Class	(24)	(293)
Institutional Class	(28)	—
Net increase in shares	31,911	12,753

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.70	$27.58	$27.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.45	.91	.96	.76
Net gain (loss) on investments (realized and unrealized)	(.16)	(.70)	.89	2.03
Total from investment operations	.29	.21	1.85	2.79
Less distributions from:
Net investment income	(.39)	(.90)	(.95)	(.67)
Net realized gains	(.30)	(.19)	(.44)	—
Total distributions	(.69)	(1.09)	(1.39)	(.67)
Net asset value, end of period	$26.30	$26.70	$27.58	$27.12

Total Return[d]	1.15%	0.78%	7.00%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$143	$141	$138	$132
Ratios to average net assets:
Net investment income (loss)	3.47%	3.37%	3.53%	4.35%
Total expenses[e]	3.80%	4.83%	4.16%	3.31%
Net expenses[f,g,h]	0.87%	0.84%	0.85%	0.77%
Portfolio turnover rate	38%	37%	44%	83%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.69	$27.56	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.43	.71	.76	.63
Net gain (loss) on investments (realized and unrealized)	(.24)	(.69)	.87	2.03
Total from investment operations	.19	.02	1.63	2.66
Less distributions from:
Net investment income	(.25)	(.70)	(.74)	(.55)
Net realized gains	(.30)	(.19)	(.44)	—
Total distributions	(.55)	(.89)	(1.18)	(.55)
Net asset value, end of period	$26.33	$26.69	$27.56	$27.11

Total Return[d]	0.79%	0.08%	6.17%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$748	$145	$137	$118
Ratios to average net assets:
Net investment income (loss)	3.31%	2.63%	2.78%	3.58%
Total expenses[e]	4.29%	5.65%	5.13%	4.05%
Net expenses[f,g,h]	1.59%	1.59%	1.60%	1.52%
Portfolio turnover rate	38%	37%	44%	83%

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.70	$27.58	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.45	.91	.95	.74
Net gain (loss) on investments (realized and unrealized)	(.17)	(.70)	.89	2.05
Total from investment operations	.28	.21	1.84	2.79
Less distributions from:
Net investment income	(.39)	(.90)	(.93)	(.68)
Net realized gains	(.30)	(.19)	(.44)	—
Total distributions	(.69)	(1.09)	(1.37)	(.68)
Net asset value, end of period	$26.29	$26.70	$27.58	$27.11

Total Return	1.15%	0.82%	7.00%	11.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126	$125	$123	$111
Ratios to average net assets:
Net investment income (loss)	3.46%	3.37%	3.51%	4.32%
Total expenses[e]	3.77%	4.82%	4.23%	3.21%
Net expenses[f,g,h]	0.87%	0.84%	0.85%	0.80%
Portfolio turnover rate	38%	37%	44%	83%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.72	$27.59	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.48	.98	1.03	.79
Net gain (loss) on investments (realized and unrealized)	(.17)	(.70)	.89	2.04
Total from investment operations	.31	.28	1.92	2.83
Less distributions from:
Net investment income	(.42)	(.96)	(1.00)	(.72)
Net realized gains	(.30)	(.19)	(.44)	—
Total distributions	(.72)	(1.15)	(1.44)	(.72)
Net asset value, end of period	$26.31	$26.72	$27.59	$27.11

Total Return	1.27%	1.06%	7.30%	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,897	$5,757	$5,619	$5,239
Ratios to average net assets:
Net investment income (loss)	3.72%	3.62%	3.78%	4.57%
Total expenses[e]	3.38%	4.42%	3.83%	2.93%
Net expenses[f,g,h]	0.63%	0.60%	0.59%	0.54%
Portfolio turnover rate	38%	37%	44%	83%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/19	09/30/18	09/30/17	09/30/16
A-Class	0.87%	0.84%	0.82%	0.76%
C-Class	1.59%	1.58%	1.57%	1.52%
P-Class	0.87%	0.84%	0.82%	0.79%
Institutional Class	0.62%	0.59%	0.57%	0.54%

[h]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented would be:

	03/31/19	09/30/18	09/30/17
A-Class	—	—	0.19%
C-Class	—	—	0.19%
P-Class	—	—	0.16%
Institutional Class	—	—	0.16%

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings (% of Total Net Assets)
SPDR Bloomberg Barclays High Yield Bond ETF	2.5%
Eldorado Gold Corp., 6.13%	1.7%
Vector Group Ltd., 6.13%	1.6%
Indigo Natural Resources LLC, 6.88%	1.5%
Great Lakes Dredge & Dock Corp., 8.00%	1.5%
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.5%
EIG Investors Corp., 10.88%	1.5%
Fidelity & Guaranty Life Holdings, Inc., 5.50%	1.4%
Cengage Learning, Inc., 9.50%	1.4%
Unit Corp., 6.63%	1.4%
Top Ten Total	16.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	0.61%	2.90%	4.09%	11.13%
A-Class Shares with sales charge‡	(3.42%)	(1.18%)	3.09%	10.59%
C-Class Shares	0.16%	2.07%	3.31%	10.32%
C-Class Shares with CDSC§	(0.81%)	1.10%	3.31%	10.32%
Institutional Class Shares	0.64%	3.04%	4.35%	11.45%
Bloomberg Barclays U.S. Corporate High Yield Index	2.39%	5.93%	4.68%	11.26%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	0.50%	2.76%	4.52%
Bloomberg Barclays U.S. Corporate High Yield Index	2.39%	5.93%	5.15%

	6 Month†	1 Year	Since Inception (05/15/17)
R6-Class Shares	0.70%	3.17%	2.96%
Bloomberg Barclays U.S. Corporate High Yield Index	2.39%	5.93%	4.35%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.2%
BBB	7.3%
BB	41.0%
B	36.1%
CCC	8.4%
CC	0.1%
D	0.3%
NR2	3.3%
Other Instruments	3.3%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
HIGH YIELD FUND

	Shares	Value

COMMON STOCKS† - 0.7%

Consumer, Cyclical - 0.3%
ATD New Holdings, Inc.*,††	21,488	$526,456
Metro-Goldwyn-Mayer, Inc.*,††	7,040	513,920
Total Consumer, Cyclical		1,040,376

Utilities - 0.3%
TexGen Power LLC††	26,665	1,036,602

Energy - 0.1%
SandRidge Energy, Inc.*	51,278	411,250
Approach Resources, Inc.*	26,183	9,261
Titan Energy LLC*	17,186	1,031
Total Energy		421,542

Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc.†††,1,2	12,825	27,365
Crimson Wine Group Ltd.*	8	66
Total Consumer, Non-cyclical		27,431

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††	2,107	13,959

Industrial - 0.0%
BP Holdco LLC*,†††,1	23,711	8,373
Vector Phoenix Holdings, LP*,†††,1	23,711	1,984
Total Industrial		10,357

Financial - 0.0%
Jefferies Financial Group, Inc.	81	1,522

Total Common Stocks
(Cost $4,379,942)		2,551,789

PREFERRED STOCKS†† - 0.2%
Communications - 0.1%
Medianews Group, Inc.*,†††,1	11,074	455,065

Industrial - 0.1%
Seaspan Corp. 6.38% due 04/30/19	16,280	412,210
U.S. Shipping Corp.*,†††,1	14,718	—
Total Industrial		412,210
Total Preferred Stocks
(Cost $945,632)		867,275

WARRANTS†† - 0.0%
SandRidge Energy, Inc.
$42.03, 10/04/22*	205	16
SandRidge Energy, Inc.
$41.34, 10/04/22*	488	10
Total Warrants
(Cost $43,811)		26

EXCHANGE-TRADED FUNDS† - 2.4%
SPDR Bloomberg Barclays High Yield Bond ETF	280,000	10,071,600
Total Exchange-Traded Funds
(Cost $9,890,049)		10,071,600

	Face Amount~

CORPORATE BONDS†† - 77.1%
Financial - 17.2%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[3]	4,150,000	4,087,750
6.88% due 04/15/22[3]	3,865,000	3,884,325
7.50% due 04/15/21[3]	850,000	862,750
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3]	5,900,000	5,922,125
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[3]	5,075,000	5,081,344
Lincoln Finance Ltd.
7.38% due 04/15/21[3]	4,260,000	4,343,070
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22	4,225,000	4,277,812
Hunt Companies, Inc.
6.25% due 02/15/26[3]	4,575,000	4,266,188
Quicken Loans, Inc.
5.25% due 01/15/28[3]	4,350,000	4,072,687
5.75% due 05/01/25[3]	150,000	150,525
AmWINS Group, Inc.
7.75% due 07/01/26[3]	2,950,000	2,942,625
Newmark Group, Inc.
6.13% due 11/15/23	2,800,000	2,885,551
Citigroup, Inc.
6.25% [4,5]	1,900,000	1,999,750
5.95% [4,5]	850,000	867,000
GEO Group, Inc.
5.88% due 10/15/24	2,000,000	1,750,000
6.00% due 04/15/26	1,050,000	879,375
Springleaf Finance Corp.
7.13% due 03/15/26	1,250,000	1,272,650
6.13% due 03/15/24	1,125,000	1,150,290
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[3]	2,250,000	2,311,875
CoreCivic, Inc.
4.75% due 10/15/27	2,700,000	2,296,701
American Equity Investment Life Holding Co.
5.00% due 06/15/27	2,200,000	2,234,245
Kennedy-Wilson, Inc.
5.88% due 04/01/24	1,957,000	1,944,769

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
HIGH YIELD FUND

	Face Amount~		Value

JPMorgan Chase & Co.
6.13%[4,5]		1,250,000	$1,311,000
6.00%[4,5]		500,000	521,290
HUB International Ltd.
7.00% due 05/01/26[3]		1,850,000	1,831,500
USI, Inc.
6.88% due 05/01/25[3]		1,500,000	1,456,875
Goldman Sachs Group, Inc.
5.30%[4,5]		1,100,000	1,107,150
NFP Corp.
6.88% due 07/15/25[3]		1,150,000	1,098,250
Greystar Real Estate Partners LLC
5.75% due 12/01/25[3]		1,000,000	1,002,500
Assurant, Inc.
7.00% due 03/27/48[5]		950,000	951,948
Wilton Re Finance LLC
5.88% due 03/30/33[3,5]		650,000	659,473
Hospitality Properties Trust
4.95% due 02/15/27		500,000	495,645
EPR Properties
5.75% due 08/15/22		450,000	479,219
Wells Fargo & Co.
5.90%[4,5]		250,000	256,875
Total Financial			70,655,132

Communications - 12.3%
Altice France S.A.
7.38% due 05/01/26[3]		4,850,000	4,753,000
8.13% due 02/01/27[3]		1,600,000	1,618,000
EIG Investors Corp.
10.88% due 02/01/24		5,700,000	5,985,000
Cengage Learning, Inc.
9.50% due 06/15/24[3]		7,100,000	5,857,500
MDC Partners, Inc.
6.50% due 05/01/24[3]		5,582,000	4,619,105
Level 3 Financing, Inc.
5.38% due 01/15/24		1,700,000	1,731,620
5.25% due 03/15/26		950,000	947,625
5.38% due 08/15/22		900,000	904,500
5.63% due 02/01/23		874,000	883,832
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3]		5,234,000	4,187,200
CSC Holdings LLC
6.50% due 02/01/29[3]		3,200,000	3,408,000
DISH DBS Corp.
5.88% due 11/15/24		3,350,000	2,814,000
7.75% due 07/01/26		560,000	487,200
Match Group, Inc.
5.63% due 02/15/29[3]		2,300,000	2,328,750
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% due 02/01/28[3]		1,050,000	1,035,458
5.13% due 05/01/27[3]		1,000,000	1,006,250
Ziggo BV
5.50% due 01/15/27[3]		1,900,000	1,876,250
Altice Financing S.A.
6.63% due 02/15/23[3]		1,700,000	1,738,250
Sprint Communications, Inc.
7.00% due 03/01/20[3]		1,600,000	1,642,000
Anixter, Inc.
6.00% due 12/01/25[3]		1,400,000	1,470,000
Virgin Media Secured Finance plc
5.00% due 04/15/27	GBP	875,000	1,146,110
Total Communications			50,439,650

Consumer, Non-cyclical - 11.1%
Bausch Health Companies, Inc.
7.00% due 03/15/24[3]		4,900,000	5,184,200
6.50% due 03/15/22[3]		1,000,000	1,035,000
5.75% due 08/15/27[3]		700,000	717,710
Vector Group Ltd.
6.13% due 02/01/25[3]		7,335,000	6,512,013
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3]		5,077,000	4,785,072
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[3]		4,790,000	3,796,075
Par Pharmaceutical, Inc.
7.50% due 04/01/27[3]		3,650,000	3,701,100
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.25% due 04/15/24[3]		2,050,000	2,050,000
5.75% due 04/15/26[3]		1,450,000	1,450,305
HCA, Inc.
5.88% due 02/01/29		2,500,000	2,693,625
Beverages & More, Inc.
11.50% due 06/15/22[3]		3,525,000	2,626,125
Nathan’s Famous, Inc.
6.63% due 11/01/25[3]		2,500,000	2,428,125
Tenet Healthcare Corp.
6.00% due 10/01/20		1,250,000	1,295,313
6.25% due 02/01/27[3]		1,050,000	1,089,952
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[6]		1,470,000	1,455,300
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
5.88% due 10/15/24[3]		1,168,000	1,146,100
6.00% due 07/15/23[3]		225,000	173,250
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[3]		1,375,000	1,267,750
C&S Group Enterprises LLC
5.38% due 07/15/22[3]		1,050,000	1,053,937
Avanos Medical, Inc.
6.25% due 10/15/22		775,000	791,469
Darling Ingredients, Inc.
5.25% due 04/15/27[3]		400,000	405,250
Total Consumer, Non-cyclical			45,657,671

Energy - 11.0%
Indigo Natural Resources LLC
6.88% due 02/15/26[3]		7,050,000	6,239,250

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
HIGH YIELD FUND

	Face Amount~	Value

Unit Corp.
6.63% due 05/15/21	6,054,000	$5,811,840
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[3]	6,240,000	5,740,800
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[3]	4,850,000	4,474,125
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	3,917,000	3,995,340
PDC Energy, Inc.
6.13% due 09/15/24	2,750,000	2,750,000
Antero Resources Corp.
5.13% due 12/01/22	2,225,000	2,236,793
Range Resources Corp.
5.00% due 03/15/23	1,400,000	1,372,000
5.88% due 07/01/22	650,000	656,500
Bruin E&P Partners LLC
8.88% due 08/01/23[3]	2,025,000	1,938,937
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	1,900,000	1,790,750
Parkland Fuel Corp.
6.00% due 04/01/26[3]	1,450,000	1,463,123
Pattern Energy Group, Inc.
5.88% due 02/01/24[3]	1,275,000	1,297,313
SRC Energy, Inc.
6.25% due 12/01/25	1,375,000	1,227,600
CNX Resources Corp.
5.88% due 04/15/22	1,173,000	1,170,067
Murphy Oil USA, Inc.
5.63% due 05/01/27	1,000,000	1,035,000
Basic Energy Services, Inc.
10.75% due 10/15/23[3]	1,225,000	980,000
NuStar Logistics, LP
5.63% due 04/28/27	550,000	549,312
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
8.00% due 09/20/23	1,017,000	305,100
SandRidge Energy, Inc.
7.50% due 03/15/21†††,1	250,000	—
Total Energy		45,033,850

Consumer, Cyclical - 9.4%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.75% due 03/01/25	1,950,000	1,886,625
5.88% due 03/01/27	1,610,000	1,525,475
5.50% due 06/01/24	1,225,000	1,193,272
Williams Scotsman International, Inc.
7.88% due 12/15/22[3]	2,000,000	2,060,000
6.88% due 08/15/23[3]	2,050,000	2,050,000
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27	3,150,000	2,846,813
5.88% due 11/15/26	500,000	451,250
Titan International, Inc.
6.50% due 11/30/23	3,500,000	3,224,375
Wabash National Corp.
5.50% due 10/01/25[3]	2,585,000	2,410,512
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3]	2,225,000	2,231,297
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	2,000,000	2,046,000
HD Supply, Inc.
5.38% due 10/15/26[3]	1,800,000	1,836,000
Delphi Technologies plc
5.00% due 10/01/25[3]	2,080,000	1,831,440
MGM Resorts International
5.50% due 04/15/27	1,800,000	1,819,125
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 01/15/22	2,070,000	1,806,075
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[3]	1,750,000	1,778,438
VOC Escrow Ltd.
5.00% due 02/15/28[3]	1,475,000	1,434,438
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[3]	1,400,000	1,403,500
Party City Holdings, Inc.
6.63% due 08/01/26[3]	1,250,000	1,243,750
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[3]	1,250,000	1,234,375
Sabre GLBL, Inc.
5.38% due 04/15/23[3]	1,150,000	1,178,658
Allison Transmission, Inc.
4.75% due 10/01/27[3]	600,000	572,250
QVC, Inc.
4.85% due 04/01/24	400,000	408,983
Total Consumer, Cyclical		38,472,651

Industrial - 7.2%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	5,900,000	6,180,250
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3]	5,150,000	4,944,000
Cleaver-Brooks, Inc.
7.88% due 03/01/23[3]	2,775,000	2,566,875
Standard Industries, Inc.
4.75% due 01/15/28[3]	2,595,000	2,478,225
Intertape Polymer Group, Inc.
7.00% due 10/15/26[3]	1,800,000	1,845,000
Amsted Industries, Inc.
5.38% due 09/15/24[3]	1,316,000	1,296,260
5.00% due 03/15/22[3]	500,000	501,250
Masonite International Corp.
5.75% due 09/15/26[3]	1,600,000	1,632,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
HIGH YIELD FUND

	Face Amount~		Value

New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[3]		1,525,000	$1,483,230
Jeld-Wen, Inc.
4.88% due 12/15/27[3]		1,500,000	1,413,750
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg
5.75% due 10/15/20		726,831	727,739
6.29% (3 Month USD LIBOR + 3.50%) due 07/15/21[3,7]		667,000	669,501
Trinity Industries, Inc.
4.55% due 10/01/24		1,190,000	1,136,907
Resideo Funding, Inc.
6.13% due 11/01/26[3]		1,050,000	1,081,500
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[3]		700,000	707,000
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[3]		375,000	395,044
TransDigm, Inc.
6.25% due 03/15/26[3]		350,000	364,525
Total Industrial			29,423,056

Utilities - 4.5%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6]		6,465,000	6,109,425
Terraform Global Operating LLC
6.13% due 03/01/26[3]		5,330,000	5,196,750
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25		2,550,000	2,540,437
Clearway Energy Operating LLC
5.75% due 10/15/25[3]		1,950,000	1,957,313
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27		1,450,000	1,431,875
DPL, Inc.
7.25% due 10/15/21		1,050,000	1,128,540
Total Utilities			18,364,340

Basic Materials - 3.6%
Eldorado Gold Corp.
6.13% due 12/15/20[3]		6,960,000	6,811,752
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[3]		1,350,000	1,455,462
6.13% due 05/15/28[3]		900,000	927,000
Yamana Gold, Inc.
4.95% due 07/15/24		1,625,000	1,670,289
4.63% due 12/15/27		300,000	293,495
Valvoline, Inc.
5.50% due 07/15/24		1,500,000	1,526,250
United States Steel Corp.
6.88% due 08/15/25		1,050,000	1,021,125
Neon Holdings, Inc.
10.13% due 04/01/26[3]		825,000	841,500
Mirabela Nickel Ltd.
9.50% due 06/24/19[8]		278,115	27,812
Total Basic Materials			14,574,685

Technology - 0.8%
TIBCO Software, Inc.
11.38% due 12/01/21[3]		2,000,000	2,129,000
First Data Corp.
5.00% due 01/15/24[3]		550,000	564,231
Ascend Learning LLC
6.88% due 08/01/25[3]		450,000	447,188
Total Technology			3,140,419
Total Corporate Bonds
(Cost $328,059,573)			315,761,454

SENIOR FLOATING RATE INTERESTS††,7 - 20.2%
Industrial - 4.2%
Bhi Investments LLC
7.10% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24		1,784,780	1,762,471
11.63% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1		1,500,000	1,470,000
Diversitech Holdings, Inc.
10.10% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25		2,650,000	2,544,000
Coveris Rigid
4.50% (6 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 07/28/25	EUR	1,850,000	2,048,388
CPG International LLC
6.63% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/05/24		1,791,029	1,773,119
Arctic Long Carriers
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23		1,522,875	1,473,381
American Bath Group LLC
6.85% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/30/23		1,013,973	1,003,833
Dynasty Acquisition Co.
due 04/04/26		900,000	899,748
STS Operating, Inc. (SunSource)
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24		769,158	752,814
Tank Holdings Corp.
due 03/26/26		750,000	750,472
Bioplan USA, Inc.
7.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21		751,094	688,505
YAK MAT (YAK ACCESS LLC)
12.49% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		800,000	634,000
Avison Young (Canada), Inc.
7.26% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26		550,000	541,750
ProAmpac PG Borrower LLC
11.19% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24		350,000	340,665

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
HIGH YIELD FUND

	Face Amount~		Value

KUEHG Corp. (KinderCare)
6.35% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/21/25		314,400	$310,011
Wencor Group
6.00% ((1 Month USD LIBOR + 3.50%) and (Commercial Prime Lending Rate + 2.50%), Rate Floor: 3.50%) due 06/19/19		131,539	128,250
Total Industrial			17,121,407

Technology - 3.8%
MRI Software LLC
8.00% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 06/30/23		2,730,923	2,703,614
8.00% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) Due 06/30/23†††,[1]		13,222	12,331
8.30% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 06/30/23		310,536	307,430
8.10% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 06/30/23		43,444	43,010
Lytx, Inc.
9.25% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1		2,284,752	2,243,091
Park Place Technologies LLC
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/29/25		2,261,512	2,240,774
Bullhorn, Inc.
9.40% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1		1,882,561	1,874,021
9.39% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1		77,789	70,695
Planview, Inc.
7.75% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1		1,179,000	1,179,000
Advanced Computer Software
7.24% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 05/31/24		1,068,400	1,063,507
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25		935,156	907,270
Optiv, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24		814,972	776,261
Cvent, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24		746,231	729,441
Global Payments, Inc.
4.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/17/25		498,750	492,102
Solera LLC
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 03/03/21†††,1		416,667	394,039
Aspect Software, Inc.
7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24		440,272	351,746
Misys Ltd.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24		199,467	192,113
Targus Group International, Inc.
15.13% (3 Month USD LIBOR + 11.50%, Rate Floor: 14.75%) due 08/01/25†††,1,2,8		153,489	—
Total Technology			15,580,445

Communications - 3.7%
Resource Label Group LLC
7.30% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23		1,860,000	1,827,450
11.30% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23		1,500,000	1,473,750
Houghton Mifflin Co.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21		2,688,016	2,536,815
Cengage Learning Acquisitions, Inc.
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23		2,737,333	2,456,757
Market Track LLC
6.83% (2 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24		2,462,500	2,314,750
Mcgraw-Hill Global Education Holdings LLC
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22		1,912,157	1,754,404
GTT Communications, Inc.
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25		1,439,125	1,353,137
Imagine Print Solutions LLC
7.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22		1,078,000	994,455
Liberty Cablevision of Puerto Rico LLC
5.98% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 01/07/22		300,000	296,814
Total Communications			15,008,332

Consumer, Cyclical - 3.4%
Power Solutions (Panther)
due 03/14/26		1,625,000	1,605,711
American Tire Distributors, Inc.
10.13% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		1,336,779	1,189,733
8.66% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		330,924	324,306
Alexander Mann
6.23% (1 Month GBP LIBOR + 5.50%, Rate Floor: 5.50%) due 06/16/25	GBP	1,100,000	1,376,279
BBB Industries, LLC
6.98% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25		1,263,825	1,260,665
Midas Intermediate Holdco II LLC
5.35% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21		1,286,835	1,250,379

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
HIGH YIELD FUND

	Face Amount~	Value

AMC Entertainment, Inc.
due 03/14/26	1,050,000	$1,041,600
Prime Security Services Borrower LLC
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/02/22	895,443	885,038
AVSC Holding Corp.
5.76% ((1 Month USD LIBOR + 3.25%) and (3 Month USD LIBOR + 3.25%), Rate Floor: 4.25%) due 03/03/25	895,489	870,863
Accuride Corp.
7.85% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	976,023	810,099
Blue Nile, Inc.
9.13% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	707,188	675,364
Equinox Holdings, Inc.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/08/24	648,354	643,816
EnTrans International, LLC
8.50% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	588,750	579,919
Belk, Inc.
7.45% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22	489,997	393,972
Mavis Tire Express Services Corp.
5.74% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	352,100	342,417
Acosta, Inc.
6.38% ((1 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate + 2.25%), Rate Floor: 4.25%) due 09/26/19	441,194	202,949
6.07% ((3 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate + 2.25%), Rate Floor: 3.25%) due 09/26/19	278,707	128,205
SMG US Midco 2, Inc.
9.50% (1 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 01/23/26	300,000	302,250
Total Consumer, Cyclical		13,883,565

Consumer, Non-cyclical - 3.2%
Springs Window Fashions
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25	1,736,875	1,712,993
10.99% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,025,000	930,392
CTI Foods Holding Co. LLC
10.00% (Commercial Prime Lending Rate + 2.50%, Rate Floor: 3.50%) due 06/29/20	2,160,000	1,083,607
10.50% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 07/10/19	495,591	485,679
9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 06/28/21	590,000	29,500
Recess Holdings, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	1,378,171	1,342,573
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.98% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	1,188,000	1,170,180
Civitas Solutions, Inc.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26	1,000,000	1,002,500
Albertson’s LLC
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 11/17/25	997,500	983,974
Smart & Final Stores LLC
6.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/15/22	1,000,000	950,830
IHC Holding Corp.
9.35% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 04/30/21†††,1	783,683	779,589
6.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 04/30/21†††,1	149,046	148,267
Packaging Coordinators Midco, Inc.
6.61% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23	522,453	518,535
6.49% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/01/21†††,1	334,615	315,718
Hearthside Group Holdings LLC
6.19% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	744,375	722,044
Give and Go Prepared Foods Corp.
6.85% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/29/23	699,350	637,283
Moran Foods LLC
8.60% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/05/23	426,744	241,643
Total Consumer, Non-cyclical		13,055,307

Basic Materials - 0.7%
ICP Industrial, Inc.
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23	1,236,848	1,230,664
Element Solutions, Inc.
4.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/30/26	997,500	988,154
Big River Steel LLC
7.60% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	886,500	888,716
Total Basic Materials		3,107,534

Energy - 0.4%
Permian Production Partners LLC
8.49% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	1,203,125	1,155,000
Riverstone Utopia Member LLC
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 10/17/24	397,000	395,015

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
HIGH YIELD FUND

	Face Amount~	Value

Summit Midstream Partners, LP
8.50% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	250,250	$247,642
Total Energy		1,797,657

Utilities - 0.4%
Panda Power
9.10% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	960,905	860,010
MRP Generation Holding
9.60% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	706,875	676,833
Total Utilities		1,536,843

Financial - 0.4%
iStar, Inc.
5.23% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/28/23	995,000	986,294
PSS Companies
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 01/28/20	520,180	520,180
Total Financial		1,506,474
Total Senior Floating Rate Interests
(Cost $86,637,275)		82,597,564

ASSET-BACKED SECURITIES†† - 0.3%
Collateralized Loan Obligations - 0.3%
WhiteHorse X Ltd.
2015-10A, 8.07% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[3,7]	750,000	737,800
WhiteHorse VII Ltd.
2013-1A, 7.45% (3 Month USD LIBOR + 4.80%, Rate Floor: 0.00%) due 11/24/25[3,7]	600,000	589,373
Total Collateralized Loan Obligations		1,327,173
Total Asset-Backed Securities
(Cost $1,187,745)		1,327,173

Total Investments - 100.9%
(Cost $431,144,027)		$413,176,881
Other Assets & Liabilities, net - (0.9)%		(3,692,226)
Total Net Assets - 100.0%		$409,484,655

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc	2,298,000	GBP	04/12/19	$3,012,283	$2,994,522	$17,761
Bank of America, N.A.	1,871,000	EUR	04/12/19	2,098,701	2,100,962	(2,261)
						$15,500

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation/ (Depreciation)
Bank of America, N.A.	160,000	GBP	04/12/19	$211,038	$208,496	$(2,542)
Barclays Bank plc	185,000	GBP	04/12/19	245,104	241,073	(4,031)
						$(6,573)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
HIGH YIELD FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $8,979,538, (cost $9,125,942) or 2.2% of total net assets.
[2]	Affiliated issuer.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $205,369,323 (cost $213,855,578), or 50.2% of total net assets.

[4]	Perpetual maturity.
[5]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,564,725 (cost $8,095,707), or 1.8% of total net assets — See Note 10.

[7]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]	Security is in default of interest and/or principal obligations.
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$423,130	$2,090,937	$37,722		$2,551,789
Preferred Stocks	—	412,210	455,065		867,275
Warrants	—	26	—		26
Exchange-Traded Funds	10,071,600	—	—		10,071,600
Corporate Bonds	—	315,761,454	—	*	315,761,454
Senior Floating Rate Interests	—	74,110,813	8,486,751		82,597,564
Asset-Backed Securities	—	1,327,173	—		1,327,173
Forward Foreign Currency Exchange Contracts**	—	17,761	—		17,761
Total Assets	$10,494,730	$393,720,374	$8,979,538		$413,194,642

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$8,834	$—	$8,834
Unfunded Loan Commitments (Note 9)	—	344,048	224,615	568,663
Total Liabilities	$—	$352,882	$224,615	$577,497

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
HIGH YIELD FUND

The following is summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$37,722	Enterprise Value	Valuation Multiple	1.7x-8.1x	6.4x
Preferred Stocks	455,065	Enterprise Value	Valuation Multiple	3.0x	—
Senior Floating Rate Interests	792,783	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	1,179,000	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	1,470,000	Model Price	Market Comparable Yield	10.6%	—
Senior Floating Rate Interests	5,044,968	Yield Analysis	Yield	7.1% - 9.8%	7.6%
Total Assets	$8,979,538

Liabilities:
Unfunded Loan Commitments	$224,615	Model Price	Purchase Price	—	—

*	Inputs are weighted by the relative fair value of the instruments.

Significant changes in a yield or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2019:

	Assets				Liabilities
	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$10,442,995	$33,198	$515,827	$10,992,020	$(325,938)
Purchases/(Receipts)	1,185,409	16,003	—	1,201,412	(99,325)
(Sales, maturities and paydowns)/Fundings	(3,234,240)	(4,731)	—	(3,238,971)	181,463
Amortization of discount/premiums	58,256	—	—	58,256	—
Total realized gains (losses) included in earnings	(3,909)	(1,687,664)	—	(1,691,573)	148
Total change in unrealized appreciation (depreciation) included in earnings	38,240	1,680,916	(60,762)	1,658,394	19,037
Ending Balance	$8,486,751	$37,722	$455,065	$8,979,538	$(224,615)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2019	$34,779	$(6,747)	$(60,762)	$(32,730)	$22,008

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
HIGH YIELD FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18		Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19		Shares/ Face Amount 03/31/19	Investment Income
Common Stocks
Aspect Software, Inc.[4]	$—	**	$—	$—	$—	$—		—	$—
Targus Group International Equity, Inc.*,1	33,198		—	(4,731)	(1,102)	27,365		12,825	1,145
Senior Floating Rate Interests
Aspect Software, Inc. 7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24[3,4]	543,677		(4,235)	—	—	—		—	16,637
Targus Group International, Inc. 15.13% (3 Month USD LIBOR + 11.50%, Rate Floor: 14.75%) due 08/01/25[1,2,3]	—	**	—	—	—	—	**	153,489	—
Warrants
Aspect Software, Inc.[4]	—	**	—	—	—	—		—	—
	$576,875		$(4,235)	$(4,731)	$(1,102)	$27,365			$17,782

*	Non-Income producing security.
**	Market value is less than $1.
[1]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued and affiliated securities to $27,365 (cost $151,280) or less than 0.1% of total net assets.
[2]	Security is in default of interest and/or principal obligations.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Security is no longer an affiliated entity effective February 4, 2019.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $430,992,747)	$413,149,516
Investments in affiliated issuers, at value (cost $151,280)	27,365
Cash	1,999,598
Unrealized appreciation on forward foreign currency exchange contracts	17,761
Prepaid expenses	76,316
Receivables:
Interest	6,383,999
Securities sold	1,844,973
Fund shares sold	662,159
Foreign tax reclaims	5,805
Dividends	4,343
Total assets	424,171,835

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $808,256)	568,663
Unrealized depreciation on forward foreign currency exchange contracts	8,834
Payable for:
Securities purchased	11,829,515
Fund shares redeemed	1,600,297
Distributions to shareholders	225,375
Management fees	201,495
Distribution and service fees	33,797
Fund accounting/administration fees	27,822
Transfer agent/maintenance fees	15,405
Due to Advisor	9,354
Trustees’ fees*	413
Miscellaneous	166,210
Total liabilities	14,687,180
Commitments and contingent liabilities (Note 12)	—
Net assets	$409,484,655

Net assets consist of:
Paid in capital	$434,941,000
Total distributable earnings (loss)	(25,456,345)
Net assets	$409,484,655

A-Class:
Net assets	$70,541,785
Capital shares outstanding	6,564,452
Net asset value per share	$10.75
Maximum offering price per share (Net asset value divided by 96.00%)	$11.20

C-Class:
Net assets	$20,166,266
Capital shares outstanding	1,860,980
Net asset value per share	$10.84

P-Class:
Net assets	$7,956,352
Capital shares outstanding	739,960
Net asset value per share	$10.75

Institutional Class:
Net assets	$163,567,989
Capital shares outstanding	18,677,886
Net asset value per share	$8.76

R6-Class:
Net assets	$147,252,263
Capital shares outstanding	13,718,697
Net asset value per share	$10.73

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

HIGH YIELD FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$256,418
Dividends from securities of affiliated issuers	1,145
Interest from securities of unaffiliated issuers	14,116,286
Interest from securities of affiliated issuers	16,637
Total investment income	14,390,486

Expenses:
Management fees	1,168,703
Distribution and service fees:
A-Class	89,086
C-Class	103,567
P-Class	11,270
Transfer agent/maintenance fees:
A-Class	28,160
C-Class	10,398
P-Class	6,772
Institutional Class	78,182
R6-Class	200
Interest expense	303,182
Fund accounting/administration fees	155,828
Custodian fees	18,952
Line of credit fees	15,910
Trustees’ fees*	10,779
Miscellaneous	143,792
Recoupment of previously waived fees:
A-Class	18,033
C-Class	3,348
P-Class	522
Institutional Class	9,828
Total expenses	2,176,512
Less:
Expenses reimbursed by Adviser:
A-Class	(3,533)
C-Class	(1,071)
P-Class	(1,007)
Institutional Class	(14,263)
Total reimbursed expenses	(19,874)
Net expenses	2,156,638
Net investment income	12,233,848

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,745,170)
Investments in affiliated issuers	(4,731)
Foreign currency transactions	(55,587)
Forward foreign currency exchange contracts	199,404
Net realized loss	(5,606,084)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,093,132)
Investments in affiliated issuers	(1,102)
Foreign currency translations	1,831
Forward foreign currency exchange contracts	56,777
Net change in unrealized appreciation (depreciation)	(4,035,626)
Net realized and unrealized loss	(9,641,710)
Net increase in net assets resulting from operations	$2,592,138

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,233,848	$30,452,732
Net realized gain (loss) on investments	(5,606,084)	1,556,940
Net change in unrealized appreciation (depreciation) on investments	(4,035,626)	(21,815,906)
Net increase in net assets resulting from operations	2,592,138	10,193,766

Distributions to shareholders:
A-Class	(2,333,782)	(5,848,923)
C-Class	(599,574)	(1,388,169)
P-Class	(293,620)	(816,570)
Institutional Class	(4,599,587)	(9,381,532)
R6-Class	(5,278,940)	(13,025,080)
Total distributions to shareholders	(13,105,503)	(30,460,274)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,766,965	26,096,181
C-Class	1,873,076	5,369,804
P-Class	1,295,787	6,720,672
Institutional Class	75,498,946	83,387,211
R6-Class	5,258,021	25,353,579
Redemption fees collected
A-Class	2,973	31,637
C-Class	871	8,663
P-Class	395	4,473
Institutional Class	5,406	48,326
R6-Class	6,868	68,690
Distributions reinvested
A-Class	2,039,773	5,079,351
C-Class	526,926	1,192,099
P-Class	292,719	813,162
Institutional Class	3,526,495	7,513,267
R6-Class	5,278,745	12,996,541
Cost of shares redeemed
A-Class	(13,245,579)	(78,069,295)
C-Class	(3,967,653)	(13,600,593)
P-Class	(5,455,916)	(11,767,318)
Institutional Class	(38,688,846)	(153,274,924)
R6-Class	(48,887,020)	(39,655,766)
Net decrease from capital share transactions	(5,871,048)	(121,684,240)
Net decrease in net assets	(16,384,413)	(141,950,748)

Net assets:
Beginning of period	425,869,068	567,819,816
End of period	$409,484,655	$425,869,068

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	815,741	2,317,006
C-Class	174,244	470,923
P-Class	121,609	597,929
Institutional Class	8,730,126	9,109,186
R6-Class	492,982	2,217,170
Shares issued from reinvestment of distributions
A-Class	191,558	452,179
C-Class	49,080	105,417
P-Class	27,454	72,392
Institutional Class	405,898	819,617
R6-Class	495,647	1,160,432
Shares redeemed
A-Class	(1,236,294)	(6,937,082)
C-Class	(369,192)	(1,195,508)
P-Class	(506,302)	(1,039,994)
Institutional Class	(4,443,491)	(16,656,442)
R6-Class	(4,530,360)	(3,532,108)
Net increase (decrease) in shares	418,700	(12,038,883)

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.04	$11.50	$11.16	$10.79	$12.02	$11.85
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.68	.64	.67	.69	.72
Net gain (loss) on investments (realized and unrealized)	(.26)	(.46)	.35	.41	(.97)	.27
Total from investment operations	.06	.22	.99	1.08	(.28)	.99
Less distributions from:
Net investment income	(.35)	(.68)	(.65)	(.72)	(.74)	(.83)
Net realized gains	—	—	—	—	(.22)	—
Total distributions	(.35)	(.68)	(.65)	(.72)	(.96)	(.83)
Redemption fees collected	— [h]	— [h]	— [h]	.01	.01	.01
Net asset value, end of period	$10.75	$11.04	$11.50	$11.16	$10.79	$12.02

Total Return[c]	0.61%	2.00%	9.11%	10.71%	(2.40%)	9.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,542	$75,028	$126,097	$87,045	$73,236	$82,854
Ratios to average net assets:
Net investment income (loss)	6.09%	6.05%	5.63%	6.32%	6.01%	5.91%
Total expenses[d]	1.32%	1.35%	1.31%	1.25%	1.27%	1.32%
Net expenses[e,f,j]	1.31%	1.33%	1.29%	1.23%	1.20%	1.26%
Portfolio turnover rate	29%	61%	62%	55%	72%	97%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.14	$11.60	$11.26	$10.88	$12.12	$11.95
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.60	.56	.60	.61	.63
Net gain (loss) on investments (realized and unrealized)	(.28)	(.46)	.35	.41	(.98)	.27
Total from investment operations	.01	.14	.91	1.01	(.37)	.90
Less distributions from:
Net investment income	(.31)	(.60)	(.57)	(.64)	(.66)	(.74)
Net realized gains	—	—	—	—	(.22)	—
Total distributions	(.31)	(.60)	(.57)	(.64)	(.88)	(.74)
Redemption fees collected	— [h]	— [h]	— [h]	.01	.01	.01
Net asset value, end of period	$10.84	$11.14	$11.60	$11.26	$10.88	$12.12

Total Return[c]	0.16%	1.27%	8.38%	9.81%	(3.14%)	8.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,166	$22,350	$30,461	$26,941	$13,671	$14,674
Ratios to average net assets:
Net investment income (loss)	5.34%	5.31%	4.92%	5.52%	5.25%	5.14%
Total expenses[d]	2.07%	2.11%	2.05%	2.01%	2.01%	2.09%
Net expenses[e,f,j]	2.06%	2.09%	2.03%	1.98%	1.95%	2.01%
Portfolio turnover rate	29%	61%	62%	55%	72%	97%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$11.05	$11.51	$11.17	$10.80	$11.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.68	.64	.67	.27
Net gain (loss) on investments (realized and unrealized)	(.27)	(.46)	.37	.42	(.73)
Total from investment operations	.05	.22	1.01	1.09	(.46)
Less distributions from:
Net investment income	(.35)	(.68)	(.67)	(.72)	(.27)
Total distributions	(.35)	(.68)	(.67)	(.72)	(.27)
Redemption fees collected	— [h]	— [h]	— [h]	— [h]	— [h]
Net asset value, end of period	$10.75	$11.05	$11.51	$11.17	$10.80

Total Return	0.50%	1.95%	9.24%	10.74%	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,956	$12,124	$16,883	$3,178	$10
Ratios to average net assets:
Net investment income (loss)	6.08%	6.00%	5.58%	6.20%	5.76%
Total expenses[d]	1.36%	1.45%	1.29%	1.17%	3.36%
Net expenses[e,f,j]	1.34%	1.39%	1.22%	1.17%	1.19%
Portfolio turnover rate	29%	61%	62%	55%	72%

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$9.01	$9.38	$9.11	$8.81	$9.87	$9.74
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	.58	.56	.58	.58	.61
Net gain (loss) on investments (realized and unrealized)	(.23)	(.38)	.28	.34	(.79)	.23
Total from investment operations	.05	.20	.84	.92	(.21)	.84
Less distributions from:
Net investment income	(.30)	(.57)	(.57)	(.62)	(.64)	(.72)
Net realized gains	—	—	—	—	(.22)	—
Total distributions	(.30)	(.57)	(.57)	(.62)	(.86)	(.72)
Redemption fees collected	— [h]	— [h]	— [h]	— [h]	.01	.01
Net asset value, end of period	$8.76	$9.01	$9.38	$9.11	$8.81	$9.87

Total Return	0.64%	2.27%	9.56%	10.95%	(2.21%)	9.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163,568	$125,945	$194,280	$141,833	$75,167	$36,880
Ratios to average net assets:
Net investment income (loss)	6.33%	6.28%	6.00%	6.58%	6.21%	6.12%
Total expenses[d]	1.05%	1.14%	0.94%	0.95%	0.94%	1.01%
Net expenses[e,f,j]	1.02%	1.11%	0.93%	0.94%	0.94%	1.01%
Portfolio turnover rate	29%	61%	62%	55%	72%	97%

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Period Ended September 30, 2017[i]
Per Share Data
Net asset value, beginning of period	$11.03	$11.49	$11.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.34	.72	.24
Net gain (loss) on investments (realized and unrealized)	(.27)	(.46)	.04
Total from investment operations	.07	.26	.28
Less distributions from:
Net investment income	(.37)	(.72)	(.24)
Total distributions	(.37)	(.72)	(.24)
Redemption fees collected	— [h]	— [h]	— [h]
Net asset value, end of period	$10.73	$11.03	$11.49

Total Return	0.70%	2.34%	2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147,252	$190,421	$200,099
Ratios to average net assets:
Net investment income (loss)	6.47%	6.41%	5.41%
Total expenses[d]	0.95%	1.00%	0.82%
Net expenses[e,f,j]	0.95%	1.00%	0.82%
Portfolio turnover rate	29%	61%	62%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	0.05%	—	0.09%
C-Class	0.03%	—	0.06%
P-Class	0.01%	0.03%	0.00%*
Institutional Class	0.01%	0.04%	0.00%*
R6-Class	—	—	—

*	Less than 0.01%.

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Redemption fees collected are less than $0.01 per share.
[i]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[j]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.14%	1.10%	1.15%	1.16%	1.16%	1.16%
C-Class	1.89%	1.86%	1.89%	1.91%	1.91%	1.91%
P-Class	1.16%	1.16%	1.08%	1.09%	1.16%	—
Institutional Class	0.88%	0.88%	0.79%	0.87%	0.91%	0.91%
R6-Class	0.77%	0.77%	0.79%	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVESTMENT GRADE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 2.38%	11.8%
U.S. Treasury Notes, 2.38%	6.8%
U.S. Treasury Notes, 2.50%	3.6%
U.S. Treasury Inflation Protected Securities, 1.38%	2.8%
State of Israel, 2.25%	1.6%
U.S. Treasury Bonds, 08/15/48	1.6%
Government of Japan, 01/20/20	1.2%
Federative Republic of Brazil, 07/01/19	1.1%
Government of Japan, 05/27/19	0.9%
Government of Japan, 04/08/19	0.8%
Top Ten Total	32.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	1.93%	2.45%	3.78%	5.46%
A-Class Shares with sales charge‡	(2.13%)	(1.65%)	2.77%	4.94%
C-Class Shares	1.56%	1.71%	3.03%	4.68%
C-Class Shares with CDSC§	0.56%	0.71%	3.03%	4.68%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.74%	3.77%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	1.98%	2.45%	3.34%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.23%

	6 Month†	1 Year	5 Year	Since Inception (01/29/13)
Institutional Class Shares	2.13%	2.75%	4.07%	4.31%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.74%	2.30%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	55.3%
AA	6.0%
A	13.4%
BBB	11.5%
BB	1.7%
B	1.7%
CCC	1.0%
CC	0.6%
C	0.2%
NR2	3.9%
Other Instruments	4.7%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
INVESTMENT GRADE BOND FUND

	Shares	Value

COMMON STOCKS††† - 0.0%

Industrial – 0.0%
Constar International Holdings LLC*,1	68	$—
Total Common Stocks
(Cost $—)		—

PREFERRED STOCKS† - 0.0%
Industrial - 0.0%
Seaspan Corp. 6.38% due 04/30/19††	7,340	185,849
Constar International Holdings LLC*,†††,1	7	—
Total Industrial		185,849
Total Preferred Stocks
(Cost $183,500)		185,849

MUTUAL FUNDS† - 0.3%
Guggenheim Floating Rate Strategies Fund — R6-Class[2]	98,315	2,485,396
Total Mutual Funds
(Cost $2,563,622)		2,485,396

MONEY MARKET FUND† - 1.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Class 2.27%[3]	12,408,323	12,408,323
Total Money Market Fund
(Cost $12,408,323)		12,408,323

	Face Amount~

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 27.1%
Government Agency - 14.6%
Fannie Mae
3.03% due 02/01/30	5,100,000	5,090,837
3.71% due 02/01/34	4,700,000	4,931,013
3.59% due 05/01/34	4,350,000	4,537,668
3.66% due 03/01/34	4,000,000	4,168,608
3.60% due 03/01/31	4,000,000	4,129,883
3.00% due 12/01/29	2,500,000	2,488,226
3.49% due 04/01/30	2,300,000	2,390,743
4.17% due 02/01/49	2,000,000	2,116,746
3.59% due 02/01/29	2,025,000	2,090,011
3.19% due 02/01/29	2,000,000	2,031,682
3.09% due 10/01/29	2,000,000	1,999,030
3.26% due 05/01/34	2,000,000	1,991,602
3.11% due 04/01/30	1,979,143	1,986,027
3.12% due 10/01/32	1,700,000	1,677,067
3.88% due 07/01/33	1,500,000	1,596,989
3.33% due 03/01/49	1,500,000	1,525,371
3.13% due 01/01/30	1,500,000	1,515,144
3.01% due 12/01/27	1,500,000	1,500,424
2.86% due 09/01/29	1,450,000	1,430,755
3.61% due 04/01/34†††	1,300,000	1,360,461
3.37% due 05/01/31	1,250,000	1,273,686
4.27% due 12/01/33	996,268	1,098,713
4.24% due 08/01/48	1,000,000	1,064,477
3.67% due 03/01/30	1,000,000	1,056,173
3.68% due 04/01/34	1,000,000	1,054,090
3.70% due 03/01/31	1,000,000	1,053,920
3.71% due 04/01/34†††	1,000,000	1,049,706
3.74% due 02/01/30	1,000,000	1,047,024
3.56% due 04/01/30	1,000,000	1,045,488
4.07% due 04/01/49	1,000,000	1,042,638
3.56% due 03/01/31	1,000,000	1,040,335
3.66% due 03/01/34	1,000,000	1,040,001
3.48% due 04/01/30	1,000,000	1,038,814
3.42% due 04/01/30	1,000,000	1,027,815
3.53% due 04/01/33	1,000,000	1,027,222
3.51% due 04/01/34	1,000,000	1,025,302
3.19% due 02/01/30	1,000,000	1,013,091
3.18% due 01/01/30	1,000,000	1,012,314
3.31% due 01/01/33	1,000,000	1,003,968
3.23% due 01/01/30	982,465	1,001,293
3.05% due 01/01/30	1,000,000	999,676
3.61% due 04/01/39	1,000,000	996,359
3.12% due 01/01/30	980,955	990,805
2.96% due 11/01/29	900,000	891,700
3.08% due 10/01/32	850,000	840,256
2.90% due 11/01/29	850,000	835,140
4.37% due 10/01/48	746,148	813,940
4.25% due 05/01/48	663,321	709,020
2.99% due 09/01/29	650,000	643,951
3.14% due 09/01/32	650,000	643,517
3.17% due 01/01/30	550,000	557,423
2.82% due 10/01/29	550,000	540,651
3.05% due 10/01/29	500,000	499,434
3.22% due 01/01/30	450,000	456,892
3.94% due 10/01/36	347,930	360,989
Freddie Mac Multifamily Structured Pass Through Certificates
2019-K087, 3.77% due 12/25/28	4,250,000	4,523,810
2017-KGX1, 3.00% due 10/25/27	3,500,000	3,498,280
2017-KW03, 3.02% due 06/25/27	3,000,000	2,992,692
2018-K073, 3.45% (WAC) due 01/25/28[4]	1,200,000	1,242,977
2018-K078, 3.92% due 06/25/51	1,000,000	1,072,446
2018-K074, 3.60% due 02/25/28	1,000,000	1,047,458
2017-K066, 3.20% due 06/25/27	1,000,000	1,018,145
Freddie Mac Seasoned Credit Risk Transfer Trust
2017-3, 3.00% due 07/25/56	2,138,321	2,087,192
2017-4, 2.75% due 06/25/57[5]	1,972,012	1,951,584
2017-4, 3.50% due 06/25/57	1,592,414	1,602,463
2018-1, 2.50% due 05/25/57[5]	1,568,033	1,535,884
2017-3, 2.75% due 07/25/56[5]	890,877	872,820
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	2,500,000	2,454,622
Total Government Agency		108,254,483

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Residential Mortgage Backed Securities - 9.2%
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[4,6]	3,089,346	$3,053,351
2018-R4, 4.07% (WAC) due 12/26/57[4,6]	2,822,791	2,804,006
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.70% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[4]	2,908,631	2,873,030
2006-BC3, 2.65% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[4]	1,012,658	889,722
2006-BC4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[4]	856,856	822,850
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[4,6]	4,349,311	4,419,509
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[4,6]	1,800,077	1,805,594
2019-RPL1, 4.33% due 02/26/24[5,6]	1,245,408	1,255,428
2017-5A, 3.99% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4,6]	1,105,460	1,122,151
LSTAR Securities Investment Limited
2018-1 4.49% due 04/01/21	3,441,742	3,444,324
GSAA Home Equity Trust
2005-6, 2.92% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 06/25/35[4]	3,150,000	3,157,850
Home Equity Loan Trust
2007-FRE1, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	3,184,687	2,972,068
Soundview Home Loan Trust
2006-OPT5, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	2,997,146	2,897,468
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[4,6]	2,808,821	2,847,277
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[4,6]	2,047,819	2,010,137
2017-5, 3.09% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[4,6]	537,848	533,411
2018-1, 3.00% (WAC) due 01/25/58[4,6]	305,387	302,190
HarborView Mortgage Loan Trust
2006-12, 2.67% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[4]	1,953,901	1,861,350
2006-14, 2.63% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	964,262	928,399
NovaStar Mortgage Funding Trust Series
2007-2, 2.69% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	2,302,566	2,224,372
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.98% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[4]	2,000,000	1,992,406
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.61% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[4]	3,241,121	1,921,453
Countrywide Asset-Backed Certificates
2006-6, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	1,789,786	1,764,626
LSTAR Securities Investment Trust
2019-1, 4.19% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[4,6]	1,000,000	999,777
2018-2, 4.00% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[4,6]	689,752	688,907
Alternative Loan Trust
2007-OA4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[4]	1,701,424	1,588,478
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[7]	9,449,228	1,513,611
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[4,6]	1,271,890	1,274,295
GSAMP Trust
2007-NC1, 2.62% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[4]	1,825,105	1,181,165
Structured Asset Investment Loan Trust
2005-11, 3.21% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[4]	1,187,732	1,171,751
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 3.43% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[4]	1,000,000	998,121
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 2.89% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[4]	1,000,000	954,247
Luminent Mortgage Trust
2006-2, 2.69% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[4]	998,079	917,521

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Nationstar Home Equity Loan Trust
2007-B, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	917,470	$903,565
Deephaven Residential Mortgage Trust
2017-3A, 2.58% (WAC) due 10/25/47[4,6]	848,889	844,931
New Residential Mortgage Trust
2018-1A, 4.00% (WAC) due 12/25/57[4,6]	802,043	818,640
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[5,6]	794,025	791,574
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	805,267	779,141
RALI Series Trust
2006-QO2, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[4]	1,855,375	735,144
CSMC Series
2015-12R, 2.99% (WAC) due 11/30/37[4,6]	729,639	726,551
GSMSC Resecuritization Trust
2015-5R, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[4,6]	666,171	662,938
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 3.17% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[4]	658,262	616,583
Angel Oak Mortgage Trust LLC
2017-3, 2.71% (WAC) due 11/25/47[4,6]	546,813	544,310
CIT Mortgage Loan Trust
2007-1, 3.94% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,6]	527,653	530,065
Banc of America Funding Trust
2015-R4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[4,6]	508,852	491,230
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.24% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[4]	464,295	410,280
MASTR Adjustable Rate Mortgages Trust
2003-5, 3.37% (WAC) due 11/25/33[4]	426,869	403,626
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	141,370	147,488
Total Residential Mortgage Backed Securities		68,596,911

Commercial Mortgage Backed Securities - 2.4%
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[6]	2,650,000	2,760,730
COMM Mortgage Trust
2015-CR24, 0.77% (WAC) due 08/10/48[4,7]	46,714,797	1,912,223
2015-CR26, 0.96% (WAC) due 10/10/48[4,7]	9,580,274	462,836
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[6]	1,250,000	1,320,655
GAHR Commercial Mortgage Trust
2015-NRF, 3.38% (WAC) due 12/15/34[4,6]	1,000,000	994,488
Bancorp Commercial Mortgage Trust
2018-CR3, 3.73% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[4,6]	1,000,000	994,188
CSAIL Commercial Mortgage Trust
2019-C15, 1.22% (WAC) due 03/15/52[4,7]	12,500,000	983,543
SG Commercial Mortgage Securities Trust
2016-C5, 2.00% (WAC) due 10/10/48[4,7]	9,739,261	959,718
BENCHMARK Mortgage Trust
2018-B6, 0.44% (WAC) due 10/10/51[4,7]	31,458,186	951,078
UBS Commercial Mortgage Trust
2017-C2, 1.10% (WAC) due 08/15/50[4,7]	11,272,750	778,736
Citigroup Commercial Mortgage Trust
2016-GC37, 1.78% (WAC) due 04/10/49[4,7]	3,771,788	363,063
2016-C2, 1.78% (WAC) due 08/10/49[4,7]	2,456,898	247,216
2016-P5, 1.53% (WAC) due 10/10/49[4,7]	1,956,996	155,796
GE Business Loan Trust
2007-1A, 2.65% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,6]	690,539	677,187
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.69% (WAC) due 06/15/49[4,7]	8,785,522	659,837
Morgan Stanley Capital I Trust
2016-UB11, 1.64% (WAC) due 08/15/49[4,7]	7,463,018	616,531
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.52% (WAC) due 01/15/59[4,7]	4,846,191	332,096
2016-C37, 1.01% (WAC) due 12/15/49[4,7]	3,796,715	176,387
LSTAR Commercial Mortgage Trust
2014-2, 5.60% (WAC) due 01/20/41[4,6]	500,000	498,529
Americold 2010 LLC
2010-ARTA, 3.85% due 01/14/29[6]	455,486	458,589
Aventura Mall Trust
2013-AVM, 3.74% (WAC) due 12/05/32[4,6]	425,000	429,856
CGBAM Commercial Mortgage Trust
2015-SMRT, 3.79% (WAC) due 04/10/28[4,6]	350,000	353,050
CFCRE Commercial Mortgage Trust
2016-C3, 1.05% (WAC) due 01/10/48[4,7]	5,825,595	336,721

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

CD Mortgage Trust
2016-CD1, 1.42% (WAC) due 08/10/49[4,7]	2,546,841	$199,110
Total Commercial Mortgage Backed Securities		17,622,163

Military Housing - 0.9%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.66% (WAC) due 11/25/55[4,6]	2,605,460	2,758,661
2015-R1, 6.02% (WAC) due 11/25/55[4,6]	1,350,979	1,481,011
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[11]	1,487,449	1,571,234
Capmark Military Housing Trust
2007-ROBS, 6.06% due 10/10/52[11]	472,788	520,297
2007-AETC, 5.75% due 02/10/52[11]	329,060	340,168
Total Military Housing		6,671,371
Total Collateralized Mortgage Obligations
(Cost $199,679,431)		201,144,928

U.S. GOVERNMENT SECURITIES†† - 26.6%
U.S. Treasury Notes
2.38% due 03/15/22	86,894,000	87,274,161
2.38% due 02/29/24	50,336,000	50,664,364
2.50% due 02/28/26	26,348,000	26,647,503
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[8]	20,403,868	20,572,572
U.S. Treasury Bonds
due 08/15/48[9,13]	26,919,000	11,592,385
Total U.S. Government Securities
(Cost $195,633,212)		196,750,985

ASSET-BACKED SECURITIES†† - 14.6%
Collateralized Loan Obligations - 9.0%
Palmer Square Loan Funding Ltd.
2018-4A, 3.58% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,6]	5,375,827	5,355,526
2018-4A, 4.13% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,6]	1,000,000	987,776
Denali Capital CLO XI Ltd.
2018-1A, 3.89% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[4,6]	3,000,000	3,001,170
2018-1A, 4.41% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/20/28[4,6]	2,000,000	1,999,684
Golub Capital Partners CLO Ltd.
2018-36A, 4.03% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,6]	4,100,000	4,024,730
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 4.23% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,6]	3,286,000	3,265,927
NXT Capital CLO LLC
2017-1A, 4.46% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,6]	1,800,000	1,800,136
2018-1A, 4.36% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 04/21/27[4,6]	1,000,000	980,043
ALM VI Ltd.
2018-6A, 3.99% (3 Month USD LIBOR + 1.20%, Rate Floor: 0.00%) due 07/15/26[4,6]	2,800,000	2,760,950
Mountain View CLO Ltd.
2018-1A, 3.59% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,6]	2,366,581	2,360,243
Figueroa CLO Ltd.
2018-2A, 3.48% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[4,6]	2,350,000	2,338,672
ALM XII Ltd.
2018-12A, 3.67% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[4,6]	2,300,000	2,295,283
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.54% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[4,6]	2,300,000	2,287,284
MP CLO VIII Ltd.
2018-2A, 3.67% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,6]	2,200,000	2,190,593
OCP CLO Ltd.
2018-7A, 3.36% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 07/20/29[4]	2,142,857	2,139,755
Venture XII CLO Ltd.
2018-12A, 3.43% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[4,6]	2,100,000	2,093,193
Golub Capital Partners CLO 16 Ltd.
2017-16A, 4.62% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[4,6]	2,000,000	2,001,968
Cerberus Loan Funding XVII Ltd.
2016-3A, 5.32% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,6]	2,000,000	1,989,076
Atlas Senior Loan Fund IV Ltd.
2018-2A, 3.98% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/17/26[4,6]	1,000,000	1,000,427
2018-2A, 3.36% (3 Month USD LIBOR + 0.68%, Rate Floor: 0.00%) due 02/17/26[4,6]	974,364	970,923

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Crown Point CLO III Ltd.
2017-3A, 4.24% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[4,6]	2,000,000	$1,970,938
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 4.09% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,6]	2,000,000	1,963,692
Ladder Capital Commercial Mortgage Mortgage Trust
2017-FL1, 3.36% (1 Month USD LIBOR + 0.88%, Rate Floor: 0.88%) due 09/15/34[4,6]	1,597,478	1,590,576
VMC Finance LLC
2018-FL1, 3.30% (1 Month USD LIBOR + 0.82%) due 03/15/35[4,6]	1,428,812	1,418,352
Garrison BSL CLO Ltd.
2018-1A, 3.72% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[4,6]	1,300,000	1,295,092
KVK CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,6]	1,250,000	1,242,822
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]	1,000,000	1,002,245
Flatiron CLO Ltd.
2017-1A, 4.42% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[4,6]	1,000,000	1,000,606
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[6]	1,000,000	1,000,179
TCP Waterman CLO Ltd.
2016-1A, 4.84% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,6]	1,000,000	999,943
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 4.41% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[4,6]	1,000,000	993,644
Diamond CLO Ltd.
2018-1A, 4.26% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,6]	1,000,000	991,735
NewStar Fairfield Fund CLO Ltd.
2018-2A, 4.03% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,6]	1,000,000	980,883
Mountain Hawk II CLO Ltd.
2018-2A, 3.58% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[4,6]	958,122	956,513
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[6,10]	1,000,000	897,556
Monroe Capital CLO Ltd.
2017-1A, 4.11% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,6]	824,094	821,695
Avery Point V CLO Ltd.
2017-5A, 3.75% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,6]	776,812	775,714
Treman Park CLO Ltd.
2015-1A, due 10/20/28[6,10]	500,000	428,011
Babson CLO Ltd.
2014-IA, due 07/20/25[6,10]	650,000	211,562
2012-2A, due 05/15/23[6,10]	1,000,000	12,200
Copper River CLO Ltd.
2007-1A, due 01/20/21[10,11]	700,000	110,508
Total Collateralized Loan Obligations		66,507,825

Transport-Aircraft - 2.4%
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	1,776,182	1,772,631
2018-1, 4.13% due 06/15/43[6]	1,668,183	1,670,395
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[6]	3,200,257	3,242,376
SAPPHIRE AVIATION FINANCE I Ltd.
2018-1A, 4.25% due 03/15/40[6]	2,493,769	2,510,504
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	1,758,349	1,774,766
2016-1A, 4.88% due 03/17/36[5,6]	644,238	650,058
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[5,6]	1,638,783	1,669,801
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	996,595	998,439
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[6]	929,500	937,941
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	730,405	734,756
AASET Trust
2017-1A, 3.97% due 05/16/42[6]	665,023	663,401
Raspro Trust
2005-1A, 3.69% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,6]	645,389	616,346
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[11]	454,173	439,672
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[6]	274,682	273,866
Total Transport-Aircraft		17,954,952

Transport-Container - 0.8%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[6]	2,409,663	2,383,687
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[6]	1,177,062	1,185,418
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[6]	1,114,583	1,122,807
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[6]	826,481	825,257

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~		Value

Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[6]		735,000	$728,003
Total Transport-Container			6,245,172

Net Lease - 0.8%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[6]		2,942,500	2,962,397
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[6]		2,772,999	2,790,328
Total Net Lease			5,752,725

Collateralized Debt Obligations - 0.7%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[6]		3,750,000	3,635,268
2016-3A, 3.85% due 10/28/33[6]		1,000,000	984,763
Putnam Structured Product Funding Ltd.
2003-1A, 3.48% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,6]		377,151	373,340
Highland Park CDO I Ltd.
2006-1A, 3.05% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[4,11]		198,185	196,124
N-Star REL CDO VIII Ltd.
2006-8A, 2.85% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[4,6]		108,390	106,867
Total Collateralized Debt Obligations			5,296,362

Whole Business - 0.4%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[6]		1,471,871	1,539,872
Domino’s Pizza Master Issuer LLC
2017-1A, 4.02% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,6]		985,000	982,222
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[6]		318,345	318,702
Total Whole Business			2,840,796

Infrastructure - 0.3%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[11]		1,091,750	1,090,506
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[6]		989,167	1,003,873
Total Infrastructure			2,094,379

Diversified Payment Rights - 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1		1,000,000	1,026,364
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21		160,010	161,849
Total Diversified Payment Rights			1,188,213

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[6]		432,000	433,636
Total Asset-Backed Securities
(Cost $108,563,040)			108,314,060

FOREIGN GOVERNMENT DEBT†† - 11.4%
Government of Japan
due 01/20/20[9]	JPY	985,000,000	8,897,966
due 05/27/19[9]	JPY	708,500,000	6,395,072
due 04/08/19[9]	JPY	690,000,000	6,226,425
due 05/10/19[9]	JPY	445,000,000	4,016,320
due 05/13/19[9]	JPY	411,700,000	3,715,832
due 04/10/19[9]	JPY	196,000,000	1,768,680
due 06/24/19[9]	JPY	156,000,000	1,408,281
due 04/22/19[9]	JPY	156,000,000	1,407,819
due 06/03/19[9]	JPY	111,000,000	1,001,944
due 05/20/19[9]	JPY	106,000,000	956,745
due 04/04/19[9]	JPY	86,250,000	778,293
State of Israel
2.25% due 05/31/19	ILS	43,000,000	11,887,745
5.00% due 01/31/20	ILS	10,400,000	2,978,293
Federative Republic of Brazil
due 07/01/19[9]	BRL	32,000,000	8,055,278
due 10/01/19[9]	BRL	15,100,000	3,738,178
Province of Quebec, Canada
due 04/18/19[9]	CAD	7,640,000	5,713,158
Province of Ontario, Canada
due 04/24/19[9]	CAD	5,297,000	3,959,765
due 04/17/19[9]	CAD	2,260,000	1,690,102
Kingdom of Spain
due 04/05/19[9]	EUR	3,340,000	3,747,478
Province of Manitoba, Canada
due 04/17/19[9]	CAD	2,900,000	2,168,716
Government of United Kingdom
due 04/01/19[9]	GBP	1,086,000	1,414,449
due 04/08/19[9]	GBP	380,000	494,863
Kingdom of Denmark
due 06/03/19[9]	DKK	6,590,000	991,329
Province of Newfoundland, Canada
due 04/18/19[9]	CAD	900,000	672,895
Total Foreign Government Debt
(Cost $84,437,589)			84,085,626

CORPORATE BONDS†† - 9.5%
Financial - 6.1%
Station Place Securitization Trust
3.09% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/24/19[4,6]		5,100,000	5,100,000
3.18% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[4,6]		4,600,000	4,600,000
Barclays Bank plc
3.22% due 10/31/19†††,1		3,850,000	3,850,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Synchrony Bank
3.23% (3 Month USD LIBOR + 0.63%) due 03/30/20[4]	2,600,000	$2,603,796
CNA Financial Corp.
5.88% due 08/15/20	1,800,000	1,871,772
Ventas Realty Limited Partnership / Ventas Capital Corp.
2.70% due 04/01/20	1,800,000	1,796,098
Morgan Stanley
5.50% due 07/24/20	1,700,000	1,757,894
Capital One Financial Corp.
2.50% due 05/12/20	1,750,000	1,745,051
Assurant, Inc.
3.86% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	1,745,000	1,741,234
Lloyds Bank Corporate Markets plc NY
3.10% (3 Month USD LIBOR + 0.37%) due 08/05/20[4]	1,730,000	1,733,249
Credit Suisse AG NY
3.14% (3 Month USD LIBOR + 0.40%) due 07/31/20[4]	1,720,000	1,719,990
Standard Chartered Bank
3.14% (3 Month USD LIBOR + 0.40%) due 08/04/20[4]	1,710,000	1,710,438
UBS AG
3.17% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[4,6]	1,700,000	1,706,120
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[6]	1,700,000	1,700,980
American Tower Corp.
2.80% due 06/01/20	1,650,000	1,648,798
Jefferies Group LLC
8.50% due 07/15/19	1,600,000	1,625,113
Alexandria Real Estate Equities, Inc.
2.75% due 01/15/20	1,540,000	1,537,346
Aspen Insurance Holdings Ltd.
6.00% due 12/15/20	1,400,000	1,454,730
American International Group, Inc.
6.40% due 12/15/20	1,060,000	1,120,944
Central Storage Safety Project Trust
4.82% due 02/01/38[11]	1,000,000	1,028,201
American Equity Investment Life Holding Co.
5.00% due 06/15/27	953,000	967,835
Santander UK plc
3.04% (3 Month USD LIBOR + 0.30%) due 11/03/20[4]	840,000	838,917
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.25% due 07/01/20	785,000	795,580
Discover Bank
3.10% due 06/04/20	350,000	350,791
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	300,000	299,594
Hospitality Properties Trust
5.25% due 02/15/26	272,000	277,365
Total Financial		45,581,836

Consumer, Non-cyclical - 1.4%
Mondelez International, Inc.
3.00% due 05/07/20	1,920,000	1,924,448
Reynolds American, Inc.
3.25% due 06/12/20	1,920,000	1,922,738
Cigna Corp.
2.96% (3 Month USD LIBOR + 0.35%) due 03/17/20[4,6]	1,795,000	1,793,393
Allergan Incorporated/United States
3.38% due 09/15/20	1,635,000	1,642,670
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20	905,000	902,779
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	850,000	863,474
Kraft Heinz Foods Co.
2.80% due 07/02/20	630,000	629,196
Constellation Brands, Inc.
2.25% due 11/06/20	530,000	524,728
Allergan Funding SCS
3.85% (3 Month USD LIBOR + 1.26%) due 03/12/20[4]	165,000	166,410
Total Consumer, Non-cyclical		10,369,836

Utilities - 0.4%
NextEra Energy Capital Holdings, Inc.
3.06% (3 Month USD LIBOR + 0.45%) due 09/28/20[4]	1,830,000	1,829,995
Exelon Corp.
2.85% due 06/15/20	860,000	859,064
PSEG Power LLC
5.13% due 04/15/20	250,000	255,536
Total Utilities		2,944,595

Technology - 0.4%
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	1,800,000	1,790,370
Fidelity National Information Services, Inc.
3.63% due 10/15/20	1,050,000	1,061,036
CA, Inc.
5.38% due 12/01/19	50,000	50,684
Total Technology		2,902,090

Energy - 0.3%
ONEOK Partners, LP
3.80% due 03/15/20	1,630,000	1,639,619
Pioneer Natural Resources Co.
7.50% due 01/15/20	500,000	517,392
Reliance Holding USA, Inc.
4.50% due 10/19/20[6]	350,000	356,161

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Florida Gas Transmission Co. LLC
5.45% due 07/15/20[6]	140,000	$144,343
Total Energy		2,657,515

Basic Materials - 0.3%
Yamana Gold, Inc.
4.95% due 07/15/24	1,205,000	1,238,583
Newmont Mining Corp.
5.13% due 10/01/19	960,000	970,647
Total Basic Materials		2,209,230

Industrial - 0.3%
Harris Corp.
2.70% due 04/27/20	1,586,000	1,580,061
Vulcan Materials Co.
3.21% (3 Month USD LIBOR + 0.60%) due 06/15/20[4]	200,000	199,715
Molex Electronic Technologies LLC
2.88% due 04/15/20[6]	190,000	189,675
Total Industrial		1,969,451

Communications - 0.2%
Deutsche Telekom International Finance BV
2.23% due 01/17/20[6]	580,000	576,759
Juniper Networks, Inc.
3.30% due 06/15/20	390,000	391,516
Telefonica Emisiones SAU
5.13% due 04/27/20	300,000	306,932
Total Communications		1,275,207

Consumer, Cyclical - 0.1%
Northern Group Housing LLC
6.80% due 08/15/53[6]	444,000	547,184
Total Corporate Bonds
(Cost $70,286,237)		70,456,944

FEDERAL AGENCY BONDS†† - 4.4%
Fannie Mae Principal Strips
due 07/15/37[9]	13,000,000	7,067,374
due 05/15/30[9]	6,650,000	4,770,361
due 01/15/30[9]	2,575,000	1,868,513
Freddie Mac Coupon Strips
due 07/15/32[9]	10,550,000	6,996,417
due 03/15/31[9]	3,850,000	2,676,319
Tennessee Valley Authority
due 01/15/38[9]	4,000,000	2,114,971
4.25% due 09/15/65	1,300,000	1,548,575
5.38% due 04/01/56	600,000	849,990
Residual Funding Corporation Principal
due 04/15/30[9]	3,000,000	2,182,050
due 01/15/30[9]	1,500,000	1,098,919
Freddie Mac
due 01/02/34[9]	1,850,000	1,153,544
Total Federal Agency Bonds
(Cost $31,148,869)		32,327,033

MUNICIPAL BONDS†† - 0.6%
California - 0.4%
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/44[9]	2,000,000	764,000
due 08/01/41[9]	1,540,000	669,376
due 08/01/46[9]	750,000	263,093
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/39[9]	1,410,000	642,692
Cypress School District General Obligation Unlimited
due 08/01/48[9]	1,000,000	298,490
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/39[9]	500,000	217,845
Total California		2,855,496

Illinois - 0.1%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	500,000	557,855

Florida - 0.1%
Florida Department of Environmental Protection Revenue Bonds
7.05% due 07/01/19	550,000	556,012
Total Municipal Bonds
(Cost $3,798,898)		3,969,363

SENIOR FLOATING RATE INTERESTS††,4 - 0.5%
Technology - 0.2%
Misys Ltd.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	1,170,058	1,126,918
Epicor Software
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/01/22	586,833	579,403
Total Technology		1,706,321

Consumer, Non-cyclical - 0.1%
Packaging Coordinators Midco, Inc.
6.61% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23	501,671	497,908
Diamond (BC) B.V.
5.74% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	395,000	378,707
Total Consumer, Non-cyclical		876,615

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Consumer, Cyclical - 0.1%
Mavis Tire Express Services Corp.
5.74% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	703,860	$684,503

Communications - 0.1%
Internet Brands, Inc.
6.24% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	373,101	367,508

Industrial - 0.0%
Titan Acquisition Ltd. (Husky)
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	247,500	229,680
Total Senior Floating Rate Interests
(Cost $3,967,081)		3,864,627

COMMERCIAL PAPER†† - 4.5%
Fidelity National Information Services, Inc.
2.70% due 04/01/19[6,12]	7,300,000	7,300,000
Nasdaq, Inc.
2.75% due 04/02/19[6,12]	7,300,000	7,299,442
Walgreens Boots Alliance, Inc.
3.28% due 07/22/19[12]	6,000,000	5,944,379
Duke Energy Corp.
2.80% due 04/25/19[6,12]	5,000,000	4,989,751
Schlumberger Holdings Corp.
2.90% due 04/17/19[6,12]	3,000,000	2,995,733
Astrazeneca plc
2.95% due 05/15/19[6,12]	3,000,000	2,989,633
Rogers Communications, Inc.
2.70% due 04/16/19[6,12]	2,200,000	2,197,479
Total Commercial Paper
(Cost $33,711,305)		33,716,417

Total Investments - 101.2%
(Cost $746,381,107)		$749,709,551
Other Assets & Liabilities, net - (1.2)%		(8,720,371)
Total Net Assets - 100.0%		$740,989,180

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
BofA Merrill Lynch	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$119,420,000	$(2,315,797)	$(1,379,290)	$(936,507)

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$6,080,000	$(86,581)	$(1,280)	$(85,301)
Goldman Sachs International	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	13,940,000	(198,511)	(21,811)	(176,700)
						$(285,092)	$(23,091)	$(262,001)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Premiums Paid	Unrealized Depreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	$1,158,000	$(2,140)	$222	$(2,362)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,854,000	(3,578)	221	(3,799)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	9,259,000	(14,447)	251	(14,698)
								$(20,165)	$694	$(20,859)

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Goldman Sachs International	9,450,000	EUR	05/17/19	$10,847,376	$10,643,703	$203,673
Goldman Sachs International	15,700,000	BRL	07/01/19	4,166,556	3,988,568	177,988
Citibank N.A., New York	16,300,000	BRL	07/01/19	4,310,516	4,140,997	169,519
Bank of America, N.A.	985,000,000	JPY	01/21/20	9,258,824	9,098,335	160,489
Citibank N.A., New York	37,700,000	BRL	04/01/19	9,741,595	9,638,000	103,595
Goldman Sachs International	6,419,000	EUR	05/10/19	7,304,916	7,225,321	79,595
Morgan Stanley Capital Services LLC	460,000,000	JPY	04/08/19	4,226,290	4,153,135	73,155
JPMorgan Chase Bank, N.A.	3,582,000	EUR	05/10/19	4,104,129	4,031,952	72,177
Bank of America, N.A.	3,340,000	EUR	04/05/19	3,816,621	3,748,288	68,333
Goldman Sachs International	5,014,000	CAD	05/01/19	3,807,947	3,755,967	51,980
Bank of America, N.A.	2,710,000	EUR	05/10/19	3,094,685	3,050,416	44,269
JPMorgan Chase Bank, N.A.	15,100,000	BRL	10/01/19	3,843,706	3,805,047	38,659
JPMorgan Chase Bank, N.A.	2,720,000	CAD	05/02/19	2,075,838	2,037,593	38,245
Citibank N.A., New York	2,981,000	EUR	05/17/19	3,394,154	3,357,553	36,601
Goldman Sachs International	2,970,000	CAD	05/16/19	2,261,305	2,225,670	35,635
Goldman Sachs International	3,289,000	CAD	05/08/19	2,498,931	2,464,219	34,712
Goldman Sachs International	230,000,000	JPY	04/08/19	2,103,806	2,076,568	27,238
Morgan Stanley Capital Services LLC	86,250,000	JPY	04/04/19	803,260	778,431	24,829
Goldman Sachs International	196,000,000	JPY	04/10/19	1,792,926	1,769,918	23,008
Bank of America, N.A.	1,233,000	CAD	05/01/19	943,573	923,635	19,938
Barclays Bank plc	6,590,000	DKK	06/03/19	1,014,494	995,992	18,502
JPMorgan Chase Bank, N.A.	2,640,000	CAD	04/18/19	1,995,171	1,976,952	18,219
Goldman Sachs International	1,312,000	CAD	05/07/19	1,000,957	982,965	17,992
Barclays Bank plc	2,646,000	CAD	04/24/19	1,999,679	1,981,750	17,929
JPMorgan Chase Bank, N.A.	1,300,000	CAD	05/03/19	991,113	973,875	17,238
Bank of America, N.A.	2,675,000	CAD	05/15/19	2,021,477	2,004,551	16,926
BNP Paribas	5,000,000	CAD	04/18/19	3,760,962	3,744,226	16,736
Goldman Sachs International	610,000	GBP	04/01/19	809,280	794,488	14,792
JPMorgan Chase Bank, N.A.	2,000,000	CAD	05/09/19	1,512,953	1,498,499	14,454
Goldman Sachs International	1,049,000	CAD	05/03/19	800,049	785,842	14,207
Bank of America, N.A.	2,910,000	CAD	04/17/19	2,193,090	2,179,084	14,006
Goldman Sachs International	310,000,000	JPY	05/28/19	2,821,491	2,809,949	11,542
JPMorgan Chase Bank, N.A.	1,320,000	CAD	05/14/19	999,250	989,136	10,114
Barclays Bank plc	1,200,000	CAD	04/17/19	907,921	898,591	9,330
Morgan Stanley Capital Services LLC	398,500,000	JPY	05/28/19	3,620,621	3,612,144	8,477
Barclays Bank plc	1,316,000	CAD	05/09/19	993,973	986,012	7,961
Barclays Bank plc	900,000	CAD	04/18/19	680,751	673,961	6,790
JPMorgan Chase Bank, N.A.	520,000	CAD	05/16/19	395,993	389,680	6,313
JPMorgan Chase Bank, N.A.	1,050,000	CAD	04/17/19	792,564	786,267	6,297
Bank of America, N.A.	1,050,000	CAD	05/09/19	792,961	786,712	6,249
Morgan Stanley Capital Services LLC	520,000	CAD	05/14/19	395,697	389,660	6,037
Goldman Sachs International	3,976,000	CAD	04/24/19	2,983,622	2,977,869	5,753
JPMorgan Chase Bank, N.A.	790,000	CAD	05/08/19	596,968	591,892	5,076
Morgan Stanley Capital Services LLC	300,000	GBP	04/01/19	395,753	390,732	5,021
JPMorgan Chase Bank, N.A.	380,000	GBP	04/08/19	498,686	495,077	3,609
JPMorgan Chase Bank, N.A.	1,900,000	CAD	04/25/19	1,426,644	1,423,063	3,581
JPMorgan Chase Bank, N.A.	176,000	GBP	04/01/19	231,997	229,229	2,768
JPMorgan Chase Bank, N.A.	1,600,000	CAD	04/24/19	1,200,879	1,198,337	2,542
Bank of America, N.A.	2,620,000	GBP	04/23/19	3,412,445	3,416,021	(3,576)
Goldman Sachs International	430,000	GBP	04/23/19	555,932	560,645	(4,713)
Goldman Sachs International	111,000,000	JPY	06/03/19	1,001,706	1,006,578	(4,872)
Goldman Sachs International	106,000,000	JPY	05/20/19	955,194	960,295	(5,101)
Goldman Sachs International	156,000,000	JPY	06/24/19	1,409,402	1,417,001	(7,599)
Goldman Sachs International	156,000,000	JPY	04/22/19	1,401,416	1,410,243	(8,827)
JPMorgan Chase Bank, N.A.	65,600,000	MXN	04/11/19	3,365,828	3,375,248	(9,420)
JPMorgan Chase Bank, N.A.	445,000,000	JPY	05/10/19	4,015,972	4,028,663	(12,691)
Morgan Stanley Capital Services LLC	411,700,000	JPY	05/13/19	3,714,983	3,727,959	(12,976)
Goldman Sachs International	11,900,000	BRL	04/01/19	3,023,297	3,042,233	(18,936)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Goldman Sachs International	10,920,000	ILS	01/31/20	$3,011,632	$3,080,282	$(68,650)
JPMorgan Chase Bank, N.A.	59,970,000	MXN	05/23/19	2,924,438	3,064,440	(140,002)
Goldman Sachs International	43,967,500	ILS	05/31/19	11,978,640	12,171,888	(193,249)
						$1,281,487

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Barclays Bank plc	6,247,000	CAD	05/01/19	$(4,671,674)	$4,679,603	$7,929
Citibank N.A., New York	4,366,000	CAD	05/09/19	(3,267,140)	3,271,224	4,084
Citibank N.A., New York	3,470,000	CAD	05/16/19	(2,597,045)	2,600,362	3,317
Citibank N.A., New York	2,675,000	CAD	05/15/19	(2,001,478)	2,004,551	3,073
Citibank N.A., New York	4,079,000	CAD	05/08/19	(3,053,077)	3,056,111	3,034
Citibank N.A., New York	2,349,000	CAD	05/03/19	(1,756,915)	1,759,717	2,802
Citibank N.A., New York	2,720,000	CAD	05/02/19	(2,034,941)	2,037,594	2,653
Citibank N.A., New York	1,840,000	CAD	05/14/19	(1,376,529)	1,378,796	2,267
Citibank N.A., New York	2,925,000	CAD	04/24/19	(2,188,814)	2,190,711	1,897
Citibank N.A., New York	1,900,000	CAD	04/25/19	(1,421,234)	1,423,063	1,829
Citibank N.A., New York	1,312,000	CAD	05/07/19	(981,749)	982,965	1,216
Goldman Sachs International	20,000	CAD	05/16/19	(15,208)	14,988	(220)
Barclays Bank plc	59,970,000	MXN	05/23/19	(3,068,147)	3,064,440	(3,707)
Barclays Bank plc	65,600,000	MXN	04/11/19	(3,384,409)	3,375,248	(9,161)
JPMorgan Chase Bank, N.A.	7,000,000	BRL	04/01/19	(1,832,461)	1,789,549	(42,912)
Goldman Sachs International	7,000,000	BRL	04/01/19	(1,846,284)	1,789,549	(56,735)
Barclays Bank plc	3,050,000	GBP	04/23/19	(4,036,119)	3,976,666	(59,453)
Barclays Bank plc	12,711,000	EUR	05/10/19	(14,406,711)	14,307,689	(99,022)
Morgan Stanley Capital Services LLC	12,431,000	EUR	05/17/19	(14,101,353)	14,001,256	(100,097)
Citibank N.A., New York	35,600,000	BRL	04/01/19	(9,397,524)	9,101,135	(296,389)
						$(633,595)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $1,026,364, (cost $1,000,000) or 0.1% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.
[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $185,341,755 (cost $185,493,444), or 25.0% of total net assets.

[7]	Security is an interest-only strip.
[8]	Face amount of security is adjusted for inflation.
[9]	Zero coupon rate security.
[10]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[11]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $5,296,710 (cost $6,075,846), or 0.7% of total net assets — See Note 10.

[12]	Rate indicated is the effective yield at the time of purchase.
[13]	Security is a principal-only strip.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
INVESTMENT GRADE BOND FUND

BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
DKK — Danish Krone
EUR — Euro
GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$—	$—	*	$—
Preferred Stocks	—	185,849	—	*	185,849
Mutual Funds	2,485,396	—	—		2,485,396
Money Market Fund	12,408,323	—	—		12,408,323
Collateralized Mortgage Obligations	—	198,734,761	2,410,167		201,144,928
U.S. Government Securities	—	196,750,985	—		196,750,985
Asset-Backed Securities	—	107,287,696	1,026,364		108,314,060
Foreign Government Debt	—	84,085,626	—		84,085,626
Corporate Bonds	—	66,606,944	3,850,000		70,456,944
Federal Agency Bonds	—	32,327,033	—		32,327,033
Municipal Bonds	—	3,969,363	—		3,969,363
Senior Floating Rate Interests	—	3,864,627	—		3,864,627
Commercial Paper	—	33,716,417	—		33,716,417
Forward Foreign Currency Exchange Contracts**	—	1,806,200	—		1,806,200
Total Assets	$14,893,719	$729,335,501	$7,286,531		$751,515,751

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$1,198,508	$—	$1,198,508
Interest Rate Swap Agreements**	—	20,859	—	20,859
Forward Foreign Currency Exchange Contracts**	—	1,158,308	—	1,158,308
Unfunded Loan Commitments (Note 9)	—	2,451	—	2,451
Total Liabilities	$—	$2,380,126	$—	$2,380,126

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
INVESTMENT GRADE BOND FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Apollo Aviation Securitization Equity Trust 2016-1A, 4.88% due 03/17/36	6.88%	03/15/23	6.88%	03/15/23
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-3, 2.75% due 07/25/56	3.25%	09/25/19	3.25%	09/25/19
Freddie Mac Seasoned Credit Risk Transfer Trust 2018-1, 2.50% due 05/25/57	2.75%	09/25/19	3.00%	03/25/20
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 2.75% due 06/25/57	3.00%	06/25/19	3.25%	12/25/19
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
New Residential Mortgage Loan Trust 2019-RPL1, 4.33% due 02/26/24	7.33%	02/25/22	8.33%	02/25/23
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	8.50%	09/15/20

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$2,489,273	$60,557	$—	$—	$(64,434)	$2,485,396	98,315	$60,545	$12

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $743,817,485)	$747,224,155
Investments in affiliated issuers, at value (cost $2,563,622)	2,485,396
Cash	19,258
Segregated cash with broker	2,526,001
Unrealized appreciation on forward foreign currency exchange contracts	1,806,200
Prepaid expenses	106,478
Unamortized upfront premiums paid on interest rate swap agreements	694
Receivables:
Fund shares sold	6,795,028
Interest	2,276,093
Securities sold	203,332
Foreign tax reclaims	15,570
Dividends	3,759
Variation margin on interest rate swap agreements	1,120
Total assets	763,463,084

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $446)	2,451
Segregated cash due to broker	480,000
Unamortized upfront premiums received on credit default swap agreements	1,402,381
Unrealized depreciation on OTC credit default swap agreements	262,001
Unrealized depreciation on forward foreign currency exchange contracts	1,158,308
Payable for:
Securities purchased	15,714,273
Fund shares redeemed	2,665,032
Variation margin on credit default swap agreements	206,685
Distributions to shareholders	174,182
Management fees	159,305
Distribution and service fees	53,449
Fund accounting/administration fees	49,357
Swap settlement	6,673
Transfer agent/maintenance fees	37,410
Trustees’ fees*	1,245
Miscellaneous	101,152
Total liabilities	22,473,904
Net assets	$740,989,180

Net assets consist of:
Paid in capital	$742,495,109
Total distributable earnings (loss)	(1,505,929)
Net assets	$740,989,180

A-Class:
Net assets	$120,170,641
Capital shares outstanding	6,502,572
Net asset value per share	$18.48
Maximum offering price per share (Net asset value divided by 96.00%)	$19.25

C-Class:
Net assets	$20,079,060
Capital shares outstanding	1,091,144
Net asset value per share	$18.40

P-Class:
Net assets	$54,014,671
Capital shares outstanding	2,920,366
Net asset value per share	$18.50

Institutional Class:
Net assets	$546,724,808
Capital shares outstanding	29,623,607
Net asset value per share	$18.46

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

INVESTMENT GRADE BOND FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$3,732
Dividends from securities of affiliated issuers	60,545
Interest	9,989,866
Total investment income	10,054,143

Expenses:
Management fees	1,264,173
Distribution and service fees:
A-Class	148,055
C-Class	96,464
P-Class	62,795
Transfer agent/maintenance fees:
A-Class	61,753
C-Class	12,990
P-Class	34,068
Institutional Class	153,626
Fund accounting/administration fees	259,321
Line of credit fees	19,359
Trustees’ fees*	15,000
Custodian fees	13,001
Short interest expense	1,170
Miscellaneous	124,738
Recoupment of previously waived fees:
P-Class	2,049
Total expenses	2,268,562
Less:
Expenses reimbursed by Adviser:
A-Class	(39,878)
C-Class	(9,598)
P-Class	(26,660)
Institutional Class	(153,626)
Expenses waived by Adviser	(60,434)
Total waived/reimbursed expenses	(290,196)
Net expenses	1,978,366
Net investment income	8,075,777

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(816,904)
Distributions received from affiliated investment company shares	12
Swap agreements	(2,424,394)
Futures contracts	(195,560)
Foreign currency transactions	737,913
Forward foreign currency exchange contracts	483,800
Options purchased	(723,428)
Net realized loss	(2,938,561)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	11,881,447
Investments in affiliated issuers	(64,434)
Swap agreements	(3,191,354)
Options purchased	533,014
Foreign currency translations	1,656
Forward foreign currency exchange contracts	(200,737)
Net change in unrealized appreciation (depreciation)	8,959,592
Net realized and unrealized gain	6,021,031
Net increase in net assets resulting from operations	$14,096,808

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,075,777	$12,108,319
Net realized gain (loss) on investments	(2,938,561)	2,180,609
Net change in unrealized appreciation (depreciation) on investments	8,959,592	(7,667,160)
Net increase in net assets resulting from operations	14,096,808	6,621,768

Distributions to shareholders:
A-Class	(1,298,496)	(4,168,019)
C-Class	(141,405)	(473,849)
P-Class	(550,050)	(832,713)
Institutional Class	(5,726,001)	(6,667,145)
Total distributions to shareholders	(7,715,952)	(12,141,726)

Capital share transactions:
Proceeds from sale of shares
A-Class	18,162,047	53,960,443
C-Class	3,171,918	5,242,102
P-Class	17,577,701	40,693,678
Institutional Class	235,532,833	286,726,563
Distributions reinvested
A-Class	1,233,617	3,808,487
C-Class	121,341	418,766
P-Class	550,050	831,621
Institutional Class	4,990,293	6,230,399
Cost of shares redeemed
A-Class	(19,294,529)	(107,498,545)
C-Class	(2,176,155)	(14,673,803)
P-Class	(12,810,226)	(10,133,358)
Institutional Class	(79,551,634)	(51,009,557)
Net increase from capital share transactions	167,507,256	214,596,796
Net increase in net assets	173,888,112	209,076,838

Net assets:
Beginning of period	567,101,068	358,024,230
End of period	$740,989,180	$567,101,068

Capital share activity:
Shares sold
A-Class	993,889	2,921,467
C-Class	173,971	284,936
P-Class	959,721	2,202,577
Institutional Class	12,888,737	15,578,745
Shares issued from reinvestment of distributions
A-Class	67,433	206,047
C-Class	6,660	22,751
P-Class	30,032	45,020
Institutional Class	272,924	337,987
Shares redeemed
A-Class	(1,054,674)	(5,830,241)
C-Class	(119,461)	(798,082)
P-Class	(700,327)	(548,740)
Institutional Class	(4,351,010)	(2,770,696)
Net increase in shares	9,167,895	11,651,771

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.33	$18.55	$18.55	$18.10	$18.50	$17.81
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.49	.59	.64	.69	.65
Net gain (loss) on investments (realized and unrealized)	.14	(.22)	.02	.50	(.30)	.83
Total from investment operations	.35	.27	.61	1.14	.39	1.48
Less distributions from:
Net investment income	(.20)	(.49)	(.61)	(.69)	(.79)	(.79)
Total distributions	(.20)	(.49)	(.61)	(.69)	(.79)	(.79)
Net asset value, end of period	$18.48	$18.33	$18.55	$18.55	$18.10	$18.50

Total Return[c]	1.93%	1.46%	3.39%	6.50%	2.12%	8.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,171	$119,066	$170,624	$158,932	$115,019	$99,565
Ratios to average net assets:
Net investment income (loss)	2.31%	2.64%	3.19%	3.55%	3.72%	3.55%
Total expenses[d]	0.88%	0.93%	1.07%	1.08%	1.17%	1.19%
Net expenses[e,f,g]	0.79%	0.83%	1.02%	1.03%	1.07%	1.05%
Portfolio turnover rate	55%	53%	81%	100%	57%	61%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.25	$18.47	$18.48	$18.02	$18.42	$17.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.35	.45	.51	.55	.51
Net gain (loss) on investments (realized and unrealized)	.14	(.22)	.02	.51	(.30)	.83
Total from investment operations	.28	.13	.47	1.02	.25	1.34
Less distributions from:
Net investment income	(.13)	(.35)	(.48)	(.56)	(.65)	(.65)
Total distributions	(.13)	(.35)	(.48)	(.56)	(.65)	(.65)
Net asset value, end of period	$18.40	$18.25	$18.47	$18.48	$18.02	$18.42

Total Return[c]	1.56%	0.71%	2.59%	5.78%	1.36%	7.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,079	$18,799	$28,083	$36,040	$24,111	$20,673
Ratios to average net assets:
Net investment income (loss)	1.57%	1.92%	2.47%	2.81%	3.00%	2.80%
Total expenses[d]	1.66%	1.75%	1.85%	1.90%	1.99%	1.99%
Net expenses[e,f,g]	1.54%	1.57%	1.77%	1.77%	1.82%	1.80%
Portfolio turnover rate	55%	53%	81%	100%	57%	61%

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$18.34	$18.56	$18.57	$18.12	$18.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.48	.56	.59	.25
Net gain (loss) on investments (realized and unrealized)	.15	(.21)	.05	.55	(.26)
Total from investment operations	.36	.27	.61	1.14	(.01)
Less distributions from:
Net investment income	(.20)	(.49)	(.62)	(.69)	(.32)
Total distributions	(.20)	(.49)	(.62)	(.69)	(.32)
Net asset value, end of period	$18.50	$18.34	$18.56	$18.57	$18.12

Total Return	1.98%	1.45%	3.33%	6.51%	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,015	$48,263	$17,303	$3,087	$10
Ratios to average net assets:
Net investment income (loss)	2.30%	2.61%	3.06%	3.25%	3.25%
Total expenses[d]	0.92%	0.94%	1.13%	0.98%	3.29%
Net expenses[e,f,g]	0.79%	0.80%	1.01%	0.98%	1.09%
Portfolio turnover rate	55%	53%	81%	100%	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.30	$18.52	$18.53	$18.07	$18.47	$17.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.54	.64	.62	.74	.68
Net gain (loss) on investments (realized and unrealized)	.15	(.22)	.02	.58	(.31)	.83
Total from investment operations	.39	.32	.66	1.20	.43	1.51
Less distributions from:
Net investment income	(.23)	(.54)	(.67)	(.74)	(.83)	(.84)
Total distributions	(.23)	(.54)	(.67)	(.74)	(.83)	(.84)
Net asset value, end of period	$18.46	$18.30	$18.52	$18.53	$18.07	$18.47

Total Return	2.13%	1.75%	3.67%	6.83%	2.37%	8.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$546,725	$380,974	$142,014	$83,168	$6,910	$5,909
Ratios to average net assets:
Net investment income (loss)	2.60%	2.92%	3.51%	3.41%	4.01%	3.72%
Total expenses[d]	0.59%	0.60%	0.74%	0.76%	0.94%	0.88%
Net expenses[e,f,g]	0.50%	0.52%	0.70%	0.76%	0.82%	0.78%
Portfolio turnover rate	55%	53%	81%	100%	57%	61%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.05%
C-Class	—	0.00%*	0.03%
P-Class	0.01%	0.00%*	0.01%
Institutional Class	—	0.00%*	0.02%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.79%	0.82%	1.00%	1.00%	1.00%	1.00%
C-Class	1.54%	1.57%	1.75%	1.74%	1.75%	1.75%
P-Class	0.79%	0.80%	0.99%	0.97%	1.00%	N/A
Institutional Class	0.50%	0.52%	0.68%	0.75%	0.75%	0.75%

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
Stockton Public Financing Authority Revenue Bonds, 6.25%	3.2%
Tustin Unified School District General Obligation Unlimited, 6.00%	3.0%
Detroit Wayne County Stadium Authority Revenue Bonds, 5.00%	2.9%
Hudson County Improvement Authority Revenue Bonds, 6.00%	2.8%
Los Angeles Department of Water & Power Power System Revenue Bonds, 1.30%	2.7%
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited	1.9%
Massachusetts Development Finance Agency Revenue Bonds, 6.88%	1.8%
Newport Mesa Unified School District General Obligation Unlimited	1.7%
North Texas Tollway Authority Revenue Bonds	1.6%
Pennsylvania Economic Development Financing Authority Revenue Bonds, 5.00%	1.5%
Top Ten Total	23.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares~	4.26%	4.76%	3.82%	8.96%
A-Class Shares with sales charge‡	0.08%	0.59%	2.81%	8.43%
Bloomberg Barclays Municipal Bond Index	4.63%	5.38%	3.73%	4.72%

	6 Month†	1 Year	5 Year	Since Inception (01/13/12)
C-Class Shares	3.87%	3.99%	3.05%	2.81%
C-Class Shares with CDSC§	2.87%	2.99%	3.05%	2.81%
Institutional Class Shares	4.38%	5.02%	4.08%	3.83%
Bloomberg Barclays Municipal Bond Index	4.63%	5.38%	3.73%	3.38%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	4.25%	4.75%	2.66%
Bloomberg Barclays Municipal Bond Index	4.63%	5.38%	3.26%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	10.2%
AA	50.7%
A	18.1%
BBB	10.9%
BB	2.6%
NR2	4.7%
Other Instruments	2.8%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
MUNICIPAL INCOME FUND

	Shares	Value

CLOSED-END FUNDS† - 0.4%
BlackRock MuniYield California Quality Fund, Inc.	10,000	$134,700
Total Closed-End Funds
(Cost $127,689)		134,700

MONEY MARKET FUND† - 2.5%
Dreyfus AMT-Free Tax Exempt Cash Management —Institutional Shares 1.37%[1]	930,354	930,354
Total Money Market Fund
(Cost $930,354)		930,354

	Face Amount

MUNICIPAL BONDS†† - 97.5%
California - 24.1%
Stockton Public Financing Authority Revenue Bonds
6.25% due 10/01/38	$1,000,000	1,181,870
6.25% due 10/01/40	250,000	294,893
5.00% due 10/01/33	200,000	239,366
Los Angeles Department of Water & Power Power System Revenue Bonds
1.30% (VRDN) due 07/01/35[2]	1,000,000	1,000,000
5.00% due 07/01/43	500,000	546,550
Tustin Unified School District General Obligation Unlimited
6.00% due 08/01/21	1,000,000	1,107,040
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
due 08/01/42[3,6]	1,000,000	727,540
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[4]	1,300,000	619,164
Kings Canyon Unified School District General Obligation Unlimited
5.00% due 08/01/28	445,000	527,619
San Diego Unified School District General Obligation Unlimited
due 07/01/39[4]	1,000,000	454,660
Riverside County Public Financing Authority Tax Allocation
5.00% due 10/01/28	300,000	367,350
Sacramento Municipal Utility District Revenue Bonds
5.00% due 08/15/37	300,000	338,958
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/22	265,000	283,203
Riverside County Redevelopment Successor Agency Tax Allocation
due 10/01/37[3,6]	250,000	254,517
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	200,000	250,404
Alameda Corridor Transportation Authority Revenue Bonds
5.00% due 10/01/35	200,000	231,276
Stanton Redevelopment Agency Tax Allocation
5.00% due 12/01/40	180,000	206,015
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Revenue Bonds
3.45% due 12/01/39	200,000	202,112
Culver Redevelopment Agency Successor Agency Tax Allocation
due 11/01/23[4]	195,000	177,707
Total California		9,010,244

Texas - 9.2%
North Texas Tollway Authority Revenue Bonds
due 01/01/36[4]	1,000,000	589,050
Birdville Independent School District General Obligation Unlimited
5.00% due 02/15/27	305,000	357,393
State of Texas General Obligation Unlimited
5.00% due 10/01/29	250,000	295,930
Bexar County Hospital District General Obligation Limited
5.00% due 02/15/32	200,000	242,454
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/27	200,000	234,166
Texas Water Development Board Revenue Bonds
5.00% due 10/15/46	200,000	232,194
Dallas Area Rapid Transit Revenue Bonds
5.00% due 12/01/41	200,000	228,282
Central Texas Turnpike System Revenue Bonds
5.00% due 08/15/34	200,000	221,126
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	215,542
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[4]	1,000,000	215,440
Texas Municipal Gas Acquisition & Supply Corporation I Revenue Bonds
6.25% due 12/15/26	185,000	214,859
Texas Tech University Revenue Bonds
5.00% due 08/15/32	200,000	213,622
Spring Independent School District General Obligation Unlimited
4.00% due 08/15/37	150,000	164,919
Total Texas		3,424,977

Michigan - 6.3%
Detroit Wayne County Stadium Authority Revenue Bonds
5.00% due 10/01/26	1,000,000	1,089,550

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MUNICIPAL INCOME FUND

	Face Amount	Value

Detroit City School District General Obligation Unlimited
5.00% due 05/01/32	$500,000	$540,905
5.00% due 05/01/30	300,000	325,182
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/41	200,000	209,426
Michigan State Housing Development Authority Revenue Bonds
3.35% due 12/01/34	200,000	203,540
Total Michigan		2,368,603

New Jersey - 6.0%
Hudson County Improvement Authority Revenue Bonds
6.00% due 01/01/40	1,000,000	1,031,460
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.00% due 07/01/41	300,000	326,991
5.00% due 07/01/36	200,000	220,924
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	300,000	363,126
New Jersey Economic Development Authority Revenue Bonds
5.00% due 06/01/28	250,000	296,240
Total New Jersey		2,238,741

Washington - 5.0%
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds
5.00% due 09/01/27	500,000	512,420
5.25% due 09/01/32	500,000	510,615
King County School District No. 409 Tahoma General Obligation Unlimited
5.00% due 12/01/27	325,000	388,235
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	231,978
State of Washington General Obligation Unlimited
5.00% due 06/01/41	195,000	207,045
Total Washington		1,850,293

New York - 4.9%
New York State Dormitory Authority Revenue Bonds
5.00% due 10/01/41	350,000	371,724
5.00% due 08/01/26	250,000	296,060
5.00% due 12/01/27[5]	200,000	235,588
New York Transportation Development Corp. Revenue Bonds
5.00% due 07/01/34	200,000	220,116
5.00% due 08/01/26	200,000	209,860
New York State Urban Development Corp. Revenue Bonds
5.00% due 03/15/35	250,000	282,953
Westchester County Healthcare Corp. Revenue Bonds
5.00% due 11/01/44	193,000	209,262
Total New York		1,825,563

Massachusetts - 4.9%
Massachusetts Development Finance Agency Revenue Bonds
6.88% due 01/01/21	1,000,000	1,089,950
5.00% due 07/01/29	200,000	232,684
Commonwealth of Massachusetts General Obligation Limited
1.47% (VRDN) due 03/01/26[2]	500,000	500,000
Total Massachusetts		1,822,634

Illinois - 4.8%
Will County Township High School District No. 204 Joliet General Obligation Ltd.
6.25% due 01/01/31	500,000	536,050
City of Chicago Illinois Wastewater Transmission Revenue Bonds
5.25% due 01/01/42	400,000	458,480
Chicago O’Hare International Airport Revenue Bonds
5.00% due 01/01/34	300,000	339,285
Metropolitan Water Reclamation District of Greater Chicago General Obligation Unlimited
5.00% due 12/01/25	200,000	236,284
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	228,920
Total Illinois		1,799,019

Colorado - 3.7%
University of Colorado Revenue Bonds
5.00% due 06/01/22	285,000	315,306
5.00% due 06/01/41	200,000	231,514
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	452,743
City & County of Denver Colorado Airport System Revenue Bonds
5.00% due 12/01/28	200,000	246,438
City & County of Denver Colorado Revenue Bonds
due 08/01/30[4]	200,000	136,698
Total Colorado		1,382,699

Pennsylvania - 3.4%
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.00% due 02/01/27	500,000	575,660
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	347,124

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MUNICIPAL INCOME FUND

	Face Amount	Value

Pittsburgh Water & Sewer Authority Revenue Bonds
5.25% due 09/01/36	$300,000	$338,691
Total Pennsylvania		1,261,475

Louisiana - 2.8%
Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds
5.00% due 10/01/37	500,000	569,025
5.00% due 10/01/26	150,000	179,463
City of Shreveport Louisiana Water & Sewer Revenue Bonds
5.00% due 12/01/35	250,000	291,387
Total Louisiana		1,039,875

West Virginia - 2.4%
West Virginia Higher Education Policy Commission Revenue Bonds
5.00% due 04/01/29	500,000	543,065
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	335,514
Total West Virginia		878,579

District of Columbia - 2.3%
District of Columbia General Obligation Unlimited
5.00% due 06/01/41	285,000	329,101
5.00% due 06/01/32	275,000	311,949
5.00% due 06/01/31	175,000	210,091
Total District of Columbia		851,141

Mississippi - 2.1%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	526,925
6.25% due 10/01/26	230,000	242,579
Total Mississippi		769,504

Florida - 1.8%
Miami Beach Redevelopment Agency Tax Allocation
5.00% due 02/01/40	300,000	337,542
City of Jacksonville Florida Revenue Bonds
5.00% due 10/01/29	300,000	329,163
Total Florida		666,705

Oklahoma - 1.7%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	414,631
Oklahoma City Airport Trust Revenue Bonds
5.00% due 07/01/30	200,000	239,540
Total Oklahoma		654,171

South Carolina - 1.6%
Anderson County School District No. 5 General Obligation Unlimited
5.00% due 03/01/27	300,000	361,347
Charleston County Airport District Revenue Bonds
5.00% due 07/01/43	200,000	237,534
Total South Carolina		598,881

Puerto Rico - 1.4%
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/41	250,000	273,745
Puerto Rico Public Buildings Authority Revenue Bonds
6.00% due 07/01/23	250,000	271,340
Total Puerto Rico		545,085

Ohio - 1.2%
County of Miami Ohio Revenue Bonds
5.00% due 08/01/33	200,000	235,816
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	224,402
Total Ohio		460,218

Kentucky - 1.1%
Kentucky Economic Development Finance Authority Revenue Bonds
5.00% due 07/01/37	200,000	218,636
City of Ashland Kentucky Revenue Bonds
5.00% due 02/01/22	200,000	204,544
Total Kentucky		423,180

Arkansas - 1.0%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	330,000	368,600

North Carolina - 1.0%
North Carolina Turnpike Authority Revenue Bonds
5.00% due 01/01/27	300,000	359,388

Virginia - 0.8%
Virginia College Building Authority Revenue Bonds
5.00% due 02/01/25	250,000	296,520

Nevada - 0.7%
Las Vegas Valley Water District General Obligation Ltd.
5.00% due 06/01/27	230,000	271,846

Arizona - 0.7%
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	246,504

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MUNICIPAL INCOME FUND

	Face Amount	Value

Delaware - 0.6%
Delaware State Health Facilities Authority Revenue Bonds
5.00% due 06/01/28	$200,000	$237,248

Georgia - 0.6%
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	235,602

Vermont - 0.6%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	227,222

Nebraska - 0.5%
Nebraska Investment Finance Authority Revenue Bonds
3.40% due 09/01/39	200,000	200,364

Kansas - 0.3%
University of Kansas Hospital Authority Revenue Bonds
5.00% due 09/01/48	100,000	115,938
Total Municipal Bonds
(Cost $34,935,282)		36,430,819

Total Investments - 100.4%
(Cost $35,993,325)		$37,495,873
Other Assets & Liabilities, net - (0.4)%		(152,506)
Total Net Assets - 100.0%		$37,343,367

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2019.
[2]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2019.

[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[4]	Zero coupon rate security.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $235,588 (cost $215,981), or 0.6% of total net assets.

[6]	Security has no current coupon. However, a coupon rate will come into effect at a future rate reset date.
VRDN — Variable Rate Demand Note

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Closed-End Funds	$134,700	$—	$—	$134,700
Money Market Fund	930,354	—	—	930,354
Municipal Bonds	—	36,430,819	—	36,430,819
Total Assets	$1,065,054	$36,430,819	$—	$37,495,873

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
MUNICIPAL INCOME FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited, due 08/01/42	6.85%	08/01/32	6.85%	08/01/32
Riverside County Redevelopment Successor Agency Tax Allocation, due 10/01/37	5.00%	10/01/21	5.00%	10/01/21

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments, at value (cost $35,993,325)	$37,495,873
Prepaid expenses	50,711
Receivables:
Interest	435,859
Fund shares sold	80,825
Dividends	520
Total assets	38,063,788

Liabilities:
Payable for:
Securities purchased	600,000
Fund shares redeemed	45,746
Distributions to shareholders	21,324
Transfer agent/maintenance fees	8,748
Distribution and service fees	6,936
Fund accounting/administration fees	2,576
Trustees’ fees*	673
Management fees	283
Miscellaneous	34,135
Total liabilities	720,421
Net assets	$37,343,367

Net assets consist of:
Paid in capital	$36,096,665
Total distributable earnings (loss)	1,246,702
Net assets	$37,343,367

A-Class:
Net assets	$24,133,589
Capital shares outstanding	1,886,787
Net asset value per share	$12.79
Maximum offering price per share (Net asset value divided by 96.00%)	$13.32

C-Class:
Net assets	$2,132,364
Capital shares outstanding	166,828
Net asset value per share	$12.78

P-Class:
Net assets	$100,751
Capital shares outstanding	7,877
Net asset value per share	$12.79

Institutional Class:
Net assets	$10,976,663
Capital shares outstanding	858,073
Net asset value per share	$12.79

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends	$3,536
Interest	592,880
Total investment income	596,416

Expenses:
Management fees	89,276
Distribution and service fees:
A-Class	29,662
C-Class	10,668
P-Class	76
Transfer agent/maintenance fees:
A-Class	14,213
C-Class	1,812
P-Class	181
Institutional Class	6,592
Registration fees	23,365
Fund accounting/administration fees	14,284
Professional fees	13,624
Trustees’ fees*	8,854
Custodian fees	1,948
Line of credit fees	872
Miscellaneous	19,699
Recoupment of previously waived fees:
A-Class	19
Total expenses	235,145
Less:
Expenses waived by Adviser	(67,020)
Expenses reimbursed by Adviser:
A-Class	(19,540)
C-Class	(2,319)
P-Class	(192)
Institutional Class	(6,592)
Total waived/reimbursed expenses	(95,663)
Net expenses	139,482
Net investment income	456,934

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(66,859)
Net realized loss	(66,859)
Net change in unrealized appreciation (depreciation) on:
Investments	1,105,132
Net change in unrealized appreciation (depreciation)	1,105,132
Net realized and unrealized gain	1,038,273
Net increase in net assets resulting from operations	$1,495,207

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$456,934	$1,068,778
Net realized gain (loss) on investments	(66,859)	134,287
Net change in unrealized appreciation (depreciation) on investments	1,105,132	(999,817)
Net increase in net assets resulting from operations	1,495,207	203,248

Distributions to shareholders:
A-Class	(370,924)	(687,912)
C-Class	(25,055)	(49,583)
P-Class	(978)	(1,608)
Institutional Class	(162,785)	(329,776)
Total distributions to shareholders	(559,742)	(1,068,879)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,374,008	1,774,909
C-Class	179,963	208,755
P-Class	61,318	9,947
Institutional Class	2,447,968	3,898,644
Distributions reinvested
A-Class	233,619	437,195
C-Class	19,099	34,842
P-Class	978	1,602
Institutional Class	153,726	269,005
Cost of shares redeemed
A-Class	(4,657,098)	(9,596,304)
C-Class	(522,637)	(1,549,487)
P-Class	(624)	(83,607)
Institutional Class	(960,295)	(10,769,834)
Net decrease from capital share transactions	(669,975)	(15,364,333)
Net increase (decrease) in net assets	265,490	(16,229,964)

Net assets:
Beginning of period	37,077,877	53,307,841
End of period	$37,343,367	$37,077,877

Capital share activity:
Shares sold
A-Class	188,374	140,305
C-Class	14,400	16,475
P-Class	4,871	788
Institutional Class	194,959	308,805
Shares issued from reinvestment of distributions
A-Class	18,610	34,710
C-Class	1,523	2,768
P-Class	78	127
Institutional Class	12,235	21,353
Shares redeemed
A-Class	(372,163)	(761,249)
C-Class	(42,106)	(123,092)
P-Class	(49)	(6,672)
Institutional Class	(76,653)	(855,029)
Net decrease in shares	(55,921)	(1,220,711)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.46	$12.70	$12.86	$12.52	$12.51	$11.59
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.30	.27	.26	.29	.36
Net gain (loss) on investments (realized and unrealized)	.37	(.24)	(.15)	.34	.01	.92
Total from investment operations	.53	.06	.12	.60	.30	1.28
Less distributions from:
Net investment income	(.16)	(.30)	(.28)	(.26)	(.29)	(.36)
Net realized gains	(.04)	—	—	—	—	—
Total distributions	(.20)	(.30)	(.28)	(.26)	(.29)	(.36)
Net asset value, end of period	$12.79	$12.46	$12.70	$12.86	$12.52	$12.51

Total Return[c]	4.26%	0.44%	0.94%	4.85%	2.39%	11.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,134	$25,570	$33,515	$41,283	$49,086	$44,090
Ratios to average net assets:
Net investment income (loss)	2.54%	2.35%	2.19%	2.06%	2.28%	3.00%
Total expenses[d]	1.33%	1.30%	1.20%	1.18%	1.17%	1.29%
Net expenses[e,f,h]	0.81%	0.80%	0.82%	0.81%	0.81%	0.83%
Portfolio turnover rate	16%	13%	31%	61%	80%	173%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.45	$12.69	$12.86	$12.52	$12.50	$11.59
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.20	.18	.16	.19	.27
Net gain (loss) on investments (realized and unrealized)	.37	(.24)	(.17)	.35	.02	.91
Total from investment operations	.48	(.04)	.01	.51	.21	1.18
Less distributions from:
Net investment income	(.11)	(.20)	(.18)	(.17)	(.19)	(.27)
Net realized gains	(.04)	—	—	—	—	—
Total distributions	(.15)	(.20)	(.18)	(.17)	(.19)	(.27)
Net asset value, end of period	$12.78	$12.45	$12.69	$12.86	$12.52	$12.50

Total Return[c]	3.87%	(0.30%)	0.12%	4.06%	1.71%	10.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,132	$2,403	$3,768	$5,008	$2,472	$1,082
Ratios to average net assets:
Net investment income (loss)	1.79%	1.60%	1.44%	1.26%	1.54%	2.24%
Total expenses[d]	2.14%	2.11%	1.92%	1.89%	1.87%	2.08%
Net expenses[e,f,h]	1.56%	1.55%	1.57%	1.56%	1.56%	1.58%
Portfolio turnover rate	16%	13%	31%	61%	80%	173%

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$12.46	$12.70	$12.86	$12.52	$12.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.29	.25	.26	.13
Net gain (loss) on investments (realized and unrealized)	.36	(.23)	(.14)	.34	(.12)
Total from investment operations	.52	.06	.11	.60	.01
Less distributions from:
Net investment income	(.15)	(.30)	(.27)	(.26)	(.13)
Net realized gains	(.04)	—	—	—	—
Total distributions	(.19)	(.30)	(.27)	(.26)	(.13)
Net asset value, end of period	$12.79	$12.46	$12.70	$12.86	$12.52

Total Return	4.25%	0.44%	0.89%	4.86%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101	$37	$111	$84	$10
Ratios to average net assets:
Net investment income (loss)	2.53%	2.32%	2.01%	2.00%	2.46%
Total expenses[d]	1.79%	1.72%	1.27%	1.21%	3.17%
Net expenses[e,f,h]	0.80%	0.80%	0.82%	0.79%	0.81%
Portfolio turnover rate	16%	13%	31%	61%	80%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.46	$12.71	$12.87	$12.53	$12.51	$11.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.33	.30	.29	.32	.39
Net gain (loss) on investments (realized and unrealized)	.37	(.25)	(.15)	.34	.02	.91
Total from investment operations	.54	.08	.15	.63	.34	1.30
Less distributions from:
Net investment income	(.17)	(.33)	(.31)	(.29)	(.32)	(.39)
Net realized gains	(.04)	—	—	—	—	—
Total distributions	(.21)	(.33)	(.31)	(.29)	(.32)	(.39)
Net asset value, end of period	$12.79	$12.46	$12.71	$12.87	$12.53	$12.51

Total Return	4.38%	0.61%	1.19%	5.11%	2.73%	11.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,977	$9,067	$15,914	$24,126	$8,564	$6,451
Ratios to average net assets:
Net investment income (loss)	2.78%	2.59%	2.43%	2.24%	2.53%	3.23%
Total expenses[d]	1.09%	1.09%	0.88%	0.84%	0.89%	0.97%
Net expenses[e,f,h]	0.55%	0.55%	0.57%	0.56%	0.56%	0.58%
Portfolio turnover rate	16%	13%	31%	61%	80%	173%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	0.00%*	—	—
C-Class	—	—	—
P-Class	—	—	0.04%
Institutional Class	—	—	—

*	Less than 0.01%.

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
C-Class	1.55%	1.55%	1.55%	1.55%	1.55%	1.54%
P-Class	0.80%	0.80%	0.80%	0.78%	0.81%	N/A
Institutional Class	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. The High Yield Fund offers R6-Class shares. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares, subject to $2 million minimum investment. At March 31, 2019, the Trust consisted of twenty funds.

C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the Diversified Income Fund, High Yield Fund, Investment Grade Bond Fund and Municipal Income Fund (the “Funds”), each a diversified investment company. At March 31, 2019, A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Funds. Additionally, R6-Class shares have been issued by the High Yield Fund only.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provide advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the

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monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unrealiable, such loan is fair valued by the Valuation Committee.

Listed options are valued at the official settlement price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not availaible, fair valuation is enacted. Over-the counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange price.

The values of OTC swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

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In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest Income on the Statements of Operations, even though principal is not received until maturity.

(c) Senior Loans

Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at March 31, 2019.

(d) Interests in When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market dialy and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by a Fund on credit default or interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

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The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Forward Foreign Currency Exchange Contracts

The change in the value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(k) Distributions

The Funds declare dividends from investment income daily, except for Diversifed Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(m) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended March 31, 2019, there were no earnings credits received.

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(n) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(o) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 - Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Notional Purchased
Investment Grade Bond Fund	Duration, Hedge	$—	*

*	Options purchased were outstanding 114 days during the period ended March 31, 2019. The daily average outstanding notional amount of equity options purchased during the period was $18,454.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid

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secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a quarterly basis:

Average Notional Amount
Fund	Use	Long	Short
Investment Grade Bond Fund	Duration, Hedge	$—	$—	*

*

Futures contracts were outstanding for 51 days during the period ended March 31, 2019. The daily average outstanding notional amount of interest rate futures contracts during the period was $3,282,759.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Investment Grade Bond Fund	Duration, Hedge	$—	$63,176,500

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index. The Notional Principal reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per event. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange

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bears the risk of loss. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Protection Purchased	Protection Sold
Investment Grade Bond Fund	Duration, Hedge	$—	$131,495,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Value
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$1,500,377	$7,093,960
Investment Grade Bond Fund	Duration, Hedge	39,810,826	153,991,080

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Variation margin on interest rate swap agreements	Variation margin on interest rate swap agreements
	Unamortized upfront premiums paid on interest rate swap agreements	Unrealized depreciation on OTC credit default swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit Contracts		Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements

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The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
High Yield Fund	$—	$—	$17,761	$17,761
Investment Grade Bond Fund	—	—	1,806,200	1,806,200

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
High Yield Fund	$—	$—	$8,834	$8,834
Investment Grade Bond Fund	20,859	1,198,508	1,158,308	2,377,675

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedules of Investments. For centrally-cleared swap agreements, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Currency contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Equity Contracts	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$—	$—	$—	$199,404	$199,404
Investment Grade Bond Fund	(195,560)	(2,446,941)	22,547	(723,428)	483,800	(2,859,582)

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Equity Contracts	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$—	$—	$—	$56,777	$56,777
Investment Grade Bond Fund	—	(1,992,846)	(1,198,508)	533,014	(200,737)	(2,859,077)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$17,761	$—	$17,761	$(4,031)	$—	$13,730
Investment Grade Bond Fund	Forward foreign currency exchange contracts	1,806,200	—	1,806,200	(1,236,552)	(152,513)	417,135

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$8,834	$—	$8,834	$(4,031)	$—	$4,803
Investment Grade Bond Fund
	Credit default swap agreements	262,001	—	262,001	(262,001)	—	—
	Forward foreign currency exchange contracts	1,158,308	—	1,158,308	(974,551)	—	183,757

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Investment Grade Bond Fund	Bank of America Merrill Lynch	Credit Default Swap agreements	$1,421,430	$—
	Bank of America Merrill Lynch	Interest Rate Swap agreements	1,104,571	260,000
	Goldman Sachs Group	Forward Currency Contracts, Credit Default Swap agreements	—	220,000
			2,526,001	480,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Investment Grade Bond Fund	0.39%
Municipal Income Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund - A-Class	1.30%	01/29/16	02/01/20
Diversified Income Fund - C-Class	2.05%	01/29/16	02/01/20
Diversified Income Fund - P-Class	1.30%	01/29/16	02/01/20
Diversified Income Fund - Institutional Class	1.05%	01/29/16	02/01/20
High Yield Fund - A-Class	1.16%	11/30/12	02/01/20
High Yield Fund - C-Class	1.91%	11/30/12	02/01/20
High Yield Fund - P-Class	1.16%	05/01/15	02/01/20
High Yield Fund - R6-Class	0.91%	05/15/17	02/01/20
High Yield Fund - Institutional Class	0.91%	11/30/12	02/01/20
Investment Grade Bond Fund - A-Class	0.79%	11/30/12	02/01/20
Investment Grade Bond Fund - C-Class	1.54%	11/30/12	02/01/20
Investment Grade Bond Fund - P-Class	0.79%	05/01/15	02/01/20
Investment Grade Bond Fund - Institutional Class	0.50%	11/30/12	02/01/20
Municipal Income Fund - A-Class	0.80%	11/30/12	02/01/20
Municipal Income Fund - C-Class	1.55%	11/30/12	02/01/20
Municipal Income Fund - P-Class	0.80%	05/01/15	02/01/20
Municipal Income Fund - Institutional Class	0.55%	11/30/12	02/01/20

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2019	2020	2021	2022	Fund Total
Diversified Income Fund
A-Class	$1,312	$3,873	$4,873	$1,729	$11,787
C-Class	1,196	3,893	5,069	2,902	13,060
P-Class	1,156	3,402	4,482	1,519	10,559
Institutional Class	53,207	148,686	191,684	66,382	459,959
High Yield Fund
A-Class	—	5,083	21,392	3,533	30,008
C-Class	2,588	5,167	3,674	1,071	12,500
P-Class	—	3,206	8,622	1,007	12,835
Institutional Class	—	—	—	10,158	10,158
R6-Class	—	—	—	—	—
Investment Grade Bond Fund
A-Class	39,320	77,376	156,533	48,194	321,423
C-Class	17,554	25,128	43,011	10,940	96,633
P-Class	—	806	42,627	30,166	73,598
Institutional Class	—	18,798	174,956	192,904	386,658
Municipal Income Fund
A-Class	86,650	125,964	147,177	62,742	422,533
C-Class	7,084	14,699	17,294	6,219	45,296
P-Class	100	758	634	303	1,795
Institutional Class	21,022	58,022	67,892	26,399	173,335

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2019, GI recouped amounts from the Funds as follows:

High Yield Fund	$31,731
Investment Grade Bond Fund	2,049
Municipal Income Fund	19

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Diversified Income Fund	$13,301
Investment Grade Bond Fund	7,992

For the period ended March 31, 2019, GFD retained sales charges of $162,871 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

At March 31, 2019, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares owned
Diversified Income Fund	88%

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2019, the High Yield Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at March 31, 2019	Average Balance Outstanding	Average Interest Rate
106	$—	$40,179,098	1.51%

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At March 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Income Fund	$6,658,271	$254,847	$(34,317)	$220,530
High Yield Fund	431,349,070	3,457,099	(21,620,361)	(18,163,262)
Investment Grade Bond Fund	746,381,107	9,857,951	(7,100,982)	2,756,969
Municipal Income Fund	35,993,325	1,538,082	(35,534)	1,502,548

Note 8 – Securities Transactions

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$3,143,135	$2,378,570
High Yield Fund	116,007,491	175,535,754
Investment Grade Bond Fund	133,960,716	143,859,770
Municipal Income Fund	5,535,242	5,706,478

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Investment Grade Bond Fund	$223,036,022	$107,402,845

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
High Yield Fund	$25,350,710	$11,647,000	$(198,360)
Investment Grade Bond Fund	—	857,209	20,091

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of March 31, 2019. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2019, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
High Yield Fund
	Acosta, Inc.	09/26/19	$280,100	$151,253
	Advantage Sales & Marketing LLC	07/25/19	1,100,000	169,125
	Aspect Software, Inc.	07/15/23	91,145	—	*
	CTI Foods Holding Co. LLC	07/10/19	99,118	1,982
	Cypress Intermediate Holdings III, Inc.	04/27/22	750,000	57,093
	Epicor Software	06/01/20	1,000,000	28,890
	Lytx, Inc.	08/31/22	105,263	9,014
	Mavis Tire Express Services Corp.	03/20/25	44,586	1,226
	MRI Software LLC	06/30/23	104,834	7,064
	National Technical Systems	06/12/21	250,000	11,482
	Packaging Coordinators Midco, Inc.	07/01/21	1,165,385	65,816
	Solera LLC	03/03/21	833,333	45,256
	Wencor Group	06/19/19	818,461	20,462
				568,663
Investment Grade Bond Fund
	Mavis Tire Express Services Corp.	03/20/25	89,129	2,451

*	Security has a market value of $0.

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund	KeHE Distributors LLC / KeHE Finance Corp.
	7.63% due 08/15/21	07/30/13	$1,478,220	$1,455,300
	LBC Tank Terminals Holding Netherlands BV
	6.88% due 05/15/23	05/08/13	6,617,487	6,109,425
			$8,095,707	$7,564,725

Investment Grade Bond Fund	Capmark Military Housing Trust
	2007-ROBS, 6.06% due 10/10/52	04/23/15	$464,656	$520,297
	Capmark Military Housing Trust
	2007-AETC, 5.75% due 02/10/52	09/18/14	325,800	340,168
	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	1,025,891	1,028,201
	Copper River CLO Ltd.
	2007-1A due 01/20/21[1]	05/09/14	819,000	110,508
	GMAC Commercial Mortgage Asset Corp.
	2007-HCKM, 6.11% due 08/10/52	10/07/16	1,710,415	1,571,234
	Highland Park CDO I Ltd.
	2006-1A, 3.05% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[2]	07/01/16	187,458	196,124
	Secured Tenant Site Contract Revenue Notes Series
	2018-1A, 3.97% due 06/15/48	05/25/18	1,091,706	1,090,506
	Turbine Engines Securitization Ltd.

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Fund	Restricted Securities	Acquisition Date	Cost	Value
	2013-1A, 5.13% due 12/13/482	11/27/13	$450,920	$439,672
			$6,075,846	$5,296,710

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2019.

Note 12 – Legal Proceedings

Motors Liquidation Company

On or about June of 2015, the Guggenheim High Yield Fund was served and became a party to the case entitled Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary Proceeding No. 09-00504 (MG) (Bankr. S.D.N.Y.), brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The lawsuit was initially filed in the United States Bankruptcy Court for the Southern District of New York on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company (f/k/a General Motors) against the former holders of an approximately $1.5 billion term loan issued pursuant to a term loan agreement, dated as of November 29, 2006 (the “Term Loan”), between General Motors, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), and various institutions as lenders, including the Guggenheim High Yield Fund (f/k/a Security Income Fund – High Yield Series). The Term Loan lenders received a full repayment of the Term Loan pursuant to a June 1, 2009 court order issued in connection with the General Motors chapter 11 bankruptcy filing. The plaintiff is seeking a court order that the lenders return at least a portion of the proceeds received in 2009 based on the contention that certain UCC financing statements securing the indebtedness due under the Term Loan were terminated (thus releasing collateral secured by the UCC financing statement), rendering the Term Loan under-secured or completely unsecured. As a result, the lawsuit alleges that the Term Loan lenders were at least partially unsecured creditors at the time General Motors filed for bankruptcy, and should not have been paid as fully secured creditors.

After being served, the Guggenheim High Yield Fund filed a motion to dismiss the lawsuit on November 19, 2015. On June 30, 2016, the Bankruptcy Court denied the motion to dismiss, holding that the orders extending the time to serve defendants were valid. On July 14, 2016, the Guggenheim High Yield Fund filed a motion for leave to file an interlocutory appeal of the Bankruptcy Court’s decision, which was denied on March 8, 2017.

On December 18, 2015, the Guggenheim High Yield Fund filed cross-claims against co-defendant JPMorgan related to JPMorgan’s actions as administrative agent in connection with the Term Loan and the termination of the UCC financing statements. Discovery is currently stayed pending the outcome of the below referenced mediation.

On November 10, 2016, the Motors Trust filed a stipulation and proposed order dismissing its third claim for relief as set forth in its amended complaint, which was so Ordered on November 17, 2016.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

On April 24, 2017, a trial in commenced in the Bankruptcy Court for the Southern District of New York on the collateral status and valuation of 40 representative assets (the “Representative Asset Trial”). The evidentiary potion of the trial concluded on May 5, 2017, and closing arguments were held on June 5, 2017.

On September 26, 2017, the Bankruptcy Court issued its decision. The Court held that 33 of the 40 assets at issue (the “Representative Assets”) were fixtures and that the majority of the Representative Assets should be valued on a going concern basis. The Avoidance Trust sought leave to appeal portions of the decision on October 10, 2017. The motion for leave to appeal was denied on September 7, 2018.

The parties agreed to attend mediation in front of David Geronemus, Esq in an attempt to consensually resolve the dispute. While no resolution was reached on a global settlement, mediation sessions are continuing in an effort to narrow the remaining issues in the litigation.

This lawsuit does not allege any wrongdoing on the part of the Guggenheim High Yield Fund and the Fund intends to vigorously defend the matter. If the plaintiff is successful, it is reasonably possible that the Guggenheim High Yield Fund will be required to make payments in some amount (but not likely to exceed approximately $1,000,000), although the Fund may recover some or all of this amount from its cross-claims against co-defendant JPMorgan. At this stage of the proceedings, the Guggenheim High Yield Fund is unable to make a reliable prediction as to the outcome of this lawsuit or the affect, if any, on the Fund’s net asset value.

Note 13 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 14 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 15 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Mid Cap Value Fund
Guggenheim Mid Cap Value Institutional Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBMCV-SEMI-0319x0919

GUGGENHEIM

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Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
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To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

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3. **Select "Profile" on the left**
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For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0818 x0919 #35259

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MID CAP VALUE FUND	8
MID CAP INSTITUTIONAL VALUE FUND	22
NOTES TO FINANCIAL STATEMENTS	32
OTHER INFORMATION	41
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	42
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	49

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Mid Cap Value Fund and the Guggenheim Mid Cap Value Institutional Fund (the “Fund” or “Funds”) for the semi-annual fiscal period ended March 31, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

The Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the ”Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the six months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned -1.72%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.64%. The return of the MSCI Emerging Markets Index* was 1.83%.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.63% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 2.39%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.17% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Mid Cap Value Fund
A-Class	1.23%	(7.62%)	$ 1,000.00	$ 923.80	$ 5.90
C-Class	2.07%	(8.02%)	1,000.00	919.80	9.91
P-Class	1.31%	(7.66%)	1,000.00	923.40	6.28
Mid Cap Value Institutional Fund	1.14%	(7.58%)	1,000.00	924.20	5.47
Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Fund
A-Class	1.23%	5.00%	$ 1,000.00	$ 1,018.80	$ 6.19
C-Class	2.07%	5.00%	1,000.00	1,014.61	10.40
P-Class	1.31%	5.00%	1,000.00	1,018.40	6.59
Mid Cap Value Institutional Fund	1.14%	5.00%	1,000.00	1,019.25	5.74

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

MID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015

Ten Largest Holdings (% of Total Net Assets)
OGE Energy Corp.	2.5%
Alleghany Corp.	2.2%
Voya Financial, Inc.	2.1%
Zions Bancorp North America	2.0%
KeyCorp	1.8%
Huntington Bancshares, Inc.	1.8%
Equity Commonwealth	1.7%
LKQ Corp.	1.6%
Bunge Ltd.	1.6%
Physicians Realty Trust	1.6%
Top Ten Total	18.9%

“Ten Largest Holdings” excludes any temporary cash investments.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(7.62%)	(0.89%)	4.73%	12.79%
A-Class Shares with sales charge‡	(12.02%)	(5.59%)	3.72%	12.13%
C-Class Shares	(8.02%)	(1.72%)	3.92%	11.95%
C-Class Shares with CDSC§	(8.77%)	(2.52%)	3.92%	11.95%
Russell 2500 Value Index	(6.25%)	1.84%	6.02%	15.03%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(7.66%)	(1.00%)	6.61%
Russell 2500 Value Index	(6.25%)	1.84%	6.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation for the Average Annual Returns based on subscriptions made prior to February 22. 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
MID CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Financial - 34.2%
Alleghany Corp.*	14,194	$8,692,406
Voya Financial, Inc.	164,364	8,211,625
Zions Bancorp North America	170,946	7,762,658
KeyCorp	463,390	7,298,392
Huntington Bancshares, Inc.	549,365	6,965,948
Equity Commonwealth REIT	206,832	6,761,338
Physicians Realty Trust REIT	342,926	6,450,438
Alexandria Real Estate Equities, Inc. REIT	40,263	5,739,893
Radian Group, Inc.	275,443	5,712,688
Sun Communities, Inc. REIT	48,006	5,689,671
Willis Towers Watson plc	31,841	5,592,872
Wintrust Financial Corp.	65,829	4,432,267
Cousins Properties, Inc. REIT	432,211	4,175,158
Umpqua Holdings Corp.	251,296	4,146,384
Axis Capital Holdings Ltd.	70,433	3,858,320
Federal Agricultural Mortgage Corp. — Class C	52,512	3,803,444
National Storage Affiliates Trust REIT	122,797	3,500,943
Pinnacle Financial Partners, Inc.	61,189	3,347,038
IBERIABANK Corp.	45,767	3,281,952
Old Republic International Corp.	141,988	2,970,389
Camden Property Trust REIT	28,376	2,880,164
Redwood Trust, Inc. REIT	172,208	2,781,159
Prosperity Bancshares, Inc.	31,877	2,201,426
Medical Properties Trust, Inc. REIT	115,845	2,144,291
Unum Group	63,310	2,141,777
E*TRADE Financial Corp.	42,907	1,992,172
BOK Financial Corp.	24,292	1,981,013
Stifel Financial Corp.	37,539	1,980,558
Hilltop Holdings, Inc.	105,434	1,924,170
Old National Bancorp	112,597	1,846,591
Howard Hughes Corp.*	16,738	1,841,180
First Horizon National Corp.	131,577	1,839,446
American National Insurance Co.	10,072	1,216,899
Total Financial		135,164,670

Industrial - 16.4%
US Concrete, Inc.*	133,186	5,516,564
MDU Resources Group, Inc.	197,063	5,090,138
Carlisle Companies, Inc.	41,221	5,054,519
Jacobs Engineering Group, Inc.	62,179	4,675,239
Scorpio Tankers, Inc.	199,423	3,956,552
FLIR Systems, Inc.	73,874	3,514,925
Valmont Industries, Inc.	24,936	3,244,173
Graphic Packaging Holding Co.	239,555	3,025,580
Knight-Swift Transportation Holdings, Inc.	72,201	2,359,529
Snap-on, Inc.	15,048	2,355,313
Plexus Corp.*	38,477	2,345,173
Ryder System, Inc.	37,568	2,328,840
Huntington Ingalls Industries, Inc.	10,362	2,147,006
Owens Corning	45,092	2,124,735
Hub Group, Inc. — Class A*	51,283	2,094,911
Crane Co.	24,234	2,050,681
Advanced Energy Industries, Inc.*	40,506	2,012,338
Rexnord Corp.*	76,713	1,928,565
EnPro Industries, Inc.	29,691	1,913,585
Golar LNG Ltd.	80,995	1,708,185
Park Electrochemical Corp.	105,474	1,655,942
Kirby Corp.*	18,332	1,376,916

10 | THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MID CAP VALUE FUND

	Shares	Value

Oshkosh Corp.	17,085	$1,283,596
Celadon Group, Inc.*	594,476	1,070,057
Total Industrial		64,833,062

Consumer, Non-cyclical - 10.4%
Bunge Ltd.	121,741	6,460,795
Premier, Inc. — Class A*	118,721	4,094,687
Central Garden & Pet Co. — Class A*	173,605	4,036,316
Euronet Worldwide, Inc.*	25,959	3,701,494
Encompass Health Corp.	61,414	3,586,578
Emergent BioSolutions, Inc.*	63,505	3,208,273
Eagle Pharmaceuticals, Inc.*	61,455	3,102,863
Sanderson Farms, Inc.	22,941	3,024,542
Ingredion, Inc.	30,531	2,890,980
Cambrex Corp.*	56,806	2,206,913
SP Plus Corp.*	63,838	2,178,152
TherapeuticsMD, Inc.*	361,895	1,762,429
Inovio Pharmaceuticals, Inc.*	285,661	1,065,515
Total Consumer, Non-cyclical		41,319,537

Utilities - 10.2%
OGE Energy Corp.	227,518	9,810,576
Portland General Electric Co.	121,208	6,283,423
Pinnacle West Capital Corp.	58,615	5,602,422
Black Hills Corp.	55,464	4,108,218
Southwest Gas Holdings, Inc.	44,864	3,690,513
UGI Corp.	57,876	3,207,488
AES Corp.	166,713	3,014,171
American Electric Power Company, Inc.	33,996	2,847,165
Avista Corp.	47,694	1,937,330
Total Utilities		40,501,306

Consumer, Cyclical - 9.1%
LKQ Corp.*	228,274	6,478,416
PVH Corp.	47,966	5,849,453
UniFirst Corp.	27,902	4,282,957
DR Horton, Inc.	102,747	4,251,671
Acushnet Holdings Corp.	148,501	3,436,313
Wyndham Hotels & Resorts, Inc.	63,741	3,186,413
Alaska Air Group, Inc.	55,160	3,095,579
Foot Locker, Inc.	41,163	2,494,478
JetBlue Airways Corp.*	123,957	2,027,937
Unifi, Inc.*	42,031	813,300
Total Consumer, Cyclical		35,916,517

Basic Materials - 5.9%
Reliance Steel & Aluminum Co.	66,745	6,024,403
Huntsman Corp.	239,072	5,376,729
Ashland Global Holdings, Inc.	56,404	4,406,845
Alcoa Corp.*	149,347	4,205,612
Nucor Corp.	34,248	1,998,371
Pan American Silver Corp.	86,389	1,144,653
Total Basic Materials		23,156,613

Communications - 5.1%
Ciena Corp.*	111,788	4,174,164
Viavi Solutions, Inc.*	328,599	4,068,056
Symantec Corp.	174,176	4,004,306
Finisar Corp.*	130,399	3,021,345
Infinera Corp.*	638,915	2,772,891
MSG Networks, Inc. — Class A*	89,867	1,954,607
Total Communications		19,995,369

Technology - 4.5%
Cray, Inc.*	221,292	5,764,657
Super Micro Computer, Inc.*	228,255	4,822,457
MACOM Technology Solutions Holdings, Inc.*	169,825	2,837,776
CSG Systems International, Inc.	56,807	2,402,936

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MID CAP VALUE FUND

	Shares	Value

Evolent Health, Inc. — Class A*	142,632	$1,794,310
Total Technology		17,622,136

Energy - 3.8%
Range Resources Corp.	390,216	4,386,028
Whiting Petroleum Corp.*	133,763	3,496,565
Oasis Petroleum, Inc.*	514,384	3,106,879
Parsley Energy, Inc. — Class A*	155,320	2,997,676
Antero Resources Corp.*	135,685	1,198,098
Total Energy		15,185,246

Total Common Stocks
(Cost $370,167,669)		393,694,456

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp*,1,2	858,334	3
Total Convertible Preferred Stocks
(Cost $819,654)		3

RIGHTS††† - 0.0%
Pan American Silver Corp.*,1	447,792	—
Total Rights
(Cost $—)		—

MONEY MARKET FUND† - 1.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 2.27%[3]	5,654,862	5,654,862
Total Money Market Fund
(Cost $5,654,862)		5,654,862

Total Investments - 101.0%
(Cost $376,642,185)		$399,349,321
Other Assets & Liabilities, net - (1.0)%		(3,938,397)
Total Net Assets - 100.0%		$395,410,924

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $3, (cost $819,654) or less than 0.1% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
MID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$393,694,456	$—	$—		$393,694,456
Convertible Preferred Stocks	—	—	3		3
Rights	—	—	—	*	—
Money Market Fund	5,654,862	—	—		5,654,862
Total Assets	$399,349,318	$—	$3		$399,349,321

*	Security has a market value less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MID CAP VALUE FUND

March 31, 2019

Assets:
Investments, at value (cost $376,642,185)	$399,349,321
Prepaid expenses	63,179
Receivables:
Securities sold	963,494
Dividends	554,086
Fund shares sold	18,412
Interest	17,016
Total assets	400,965,508

Liabilities:
Payable for:
Securities purchased	4,047,077
Fund shares redeemed	461,470
Management fees	252,583
Distribution and service fees	110,248
Transfer agent/maintenance fees	57,694
Fund accounting/administration fees	27,193
Trustees’ fees*	14,370
Due to Investment Adviser	825
Miscellaneous (Note 7)	583,124
Total liabilities	5,554,584
Net assets	$395,410,924
Net assets consist of:
Paid in capital	$373,324,112
Total distributable earnings (loss)	22,086,812
Net assets	$395,410,924

A-Class:
Net assets	$340,092,912
Capital shares outstanding	11,761,233
Net asset value per share	$28.92
Maximum offering price per share(Net asset value divided by 95.25%)	$30.36

C-Class:
Net assets	$37,848,720
Capital shares outstanding	1,941,814
Net asset value per share	$19.49

P-CLASS:
Net assets	$17,469,292
Capital shares outstanding	609,085
Net asset value per share	$28.68

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
MID CAP VALUE FUND

Period Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $756)	$4,411,443
Interest	99,979
Total investment income	4,511,422

Expenses:
Management fees	1,525,345
Distribution and service fees:
A-Class	430,874
C-Class	218,987
P-Class	22,827
Transfer agent/maintenance fees:
A-Class	152,816
C-Class	33,147
P-Class	13,450
Fund accounting/administration fees	162,705
Custodian fees	8,467
Trustees’ fees*	5,391
Miscellaneous	95,810
Recoupment of previously waived fees:
A-Class	27,758
C-Class	7,902
P-Class	5,674
Total expenses	2,711,153
Less:
Expenses reimbursed by Adviser:
A-Class	(15,563)
C-Class	(1,917)
P-Class	(2,636)
Total reimbursed expenses	(20,116)
Net expenses	2,691,037
Net investment income	1,820,385

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,125,419)
Net realized loss	(2,125,419)
Net change in unrealized appreciation(depreciation) on:
Investments	(36,676,759)
Net change in unrealized appreciation(depreciation)	(36,676,759)
Net realized and unrealized loss	(38,802,178)
Net decrease in net assets resulting from operations	$(36,981,793)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,820,385	$161,275
Net realized gain (loss) on investments	(2,125,419)	65,650,196
Net change in unrealized appreciation (depreciation) on investments	(36,676,759)	(19,255,452)
Net increase (decrease) in net assets resulting from operations	(36,981,793)	46,556,019

Distributions To Shareholders:
A-Class	(42,473,154)	(28,138,220)
C-Class	(7,586,927)	(8,265,848)
P-Class	(2,333,056)	(1,646,381)
Total distributions to shareholders	(52,393,137)	(38,050,449)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,258,055	44,722,196
C-Class	1,239,894	2,359,664
P-Class	3,088,935	12,393,245
Distributions reinvested
A-Class	41,063,260	27,178,864
C-Class	6,887,170	7,679,358
P-Class	2,333,056	1,641,967
Cost of shares redeemed
A-Class	(35,301,579)	(84,528,678)
C-Class	(11,229,153)	(43,771,157)
P-Class	(3,933,360)	(16,920,813)
Net increase (decrease) from capital share transactions	19,406,278	(49,245,354)
Net decrease in net assets	(69,968,652)	(40,739,784)

Net assets:
Beginning of period	465,379,576	506,119,360
End of period	$395,410,924	$465,379,576

16 THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MID CAP VALUE FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	499,476	1,245,327
C-Class	65,166	91,870
P-Class	99,524	353,729
Shares issued from reinvestment of distributions
A-Class	1,599,037	788,250
C-Class	396,955	307,667
P-Class	91,564	47,941
Shares redeemed
A-Class	(1,179,741)	(2,399,640)
C-Class	(554,619)	(1,688,333)
P-Class	(135,314)	(480,110)
Net increase (decrease) in shares	882,048	(1,733,299)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

FINANCIAL HIGHLIGHTS
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$36.20	$35.37	$30.27	$30.86	$37.73	$38.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.06	.03	.30	.06	.03
Net gain (loss) on investments (realized and unrealized)	(3.42)	3.37	6.09	3.95	(2.24)	2.04
Total from investment operations	(3.27)	3.43	6.12	4.25	(2.18)	2.07
Less distributions from:
Net investment income	(.03)	—	(.37)	—	—	—
Net realized gains	(3.98)	(2.60)	(.65)	(4.84)	(4.69)	(2.49)
Total distributions	(4.01)	(2.60)	(1.02)	(4.84)	(4.69)	(2.49)
Net asset value, end of period	$28.92	$36.20	$35.37	$30.27	$30.86	$37.73

Total Return[c]	(7.62%)	10.05%	20.62%	15.51%	(6.83%)	5.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$340,093	$392,495	$396,408	$407,883	$476,792	$1,017,208
Ratios to average net assets:
Net investment income (loss)	0.99%	0.17%	0.11%	1.04%	0.18%	0.08%
Total expenses	1.24%	1.26%	1.27%	1.49%	1.42%	1.39%
Net expenses[d,e,f]	1.23%	1.26%	1.27%	1.49%	1.42%	1.39%
Portfolio turnover rate	30%	54%	55%	52%	84%	35%

18 THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.05	$26.33	$22.78	$24.54	$31.14	$32.13
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.17)	(.17)	.06	(.15)	(.21)
Net gain (loss) on investments (realized and unrealized)	(2.59)	2.49	4.55	3.02	(1.76)	1.71
Total from investment operations	(2.58)	2.32	4.38	3.08	(1.91)	1.50
Less distributions from:
Net investment income	—	—	(.18)	—	—	—
Net realized gains	(3.98)	(2.60)	(.65)	(4.84)	(4.69)	(2.49)
Total distributions	(3.98)	(2.60)	(.83)	(4.84)	(4.69)	(2.49)
Net asset value, end of period	$19.49	$26.05	$26.33	$22.78	$24.54	$31.14

Total Return[c]	(8.02%)	9.22%	19.63%	14.64%	(7.49%)	4.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,849	$52,996	$87,508	$98,176	$126,047	$192,942
Ratios to average net assets:
Net investment income (loss)	0.14%	(0.65%)	(0.68%)	0.27%	(0.53%)	(0.65%)
Total expenses	2.08%	2.03%	2.07%	2.27%	2.12%	2.12%
Net expenses[d,e,f]	2.07%	2.03%	2.06%	2.27%	2.12%	2.12%
Portfolio turnover rate	30%	54%	55%	52%	84%	35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS (continued)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$35.94	$35.15	$30.18	$30.77	$33.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.05	.01	.14	.10
Net gain (loss) on investments (realized and unrealized)	(3.39)	3.34	6.08	4.11	(3.24)
Total from investment operations	(3.26)	3.39	6.09	4.25	(3.14)
Less distributions from:
Net investment income	(.02)	—	(.47)	—	—
Net realized gains	(3.98)	(2.60)	(.65)	(4.84)	—
Total distributions	(4.00)	(2.60)	(1.12)	(4.84)	—
Net asset value, end of period	$28.68	$35.94	$35.15	$30.18	$30.77

Total Return	(7.66%)	10.03%	20.57%	15.61%	(9.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,469	$19,889	$22,203	$3,423	$57
Ratios to average net assets:
Net investment income (loss)	0.90%	0.13%	0.02%	0.48%	0.71%
Total expenses	1.34%	1.35%	1.25%	1.32%	1.32%
Net expenses[d,e,f]	1.31%	1.28%	1.23%	1.32%	1.32%
Portfolio turnover rate	30%	54%	55%	52%	84%

20 THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
MID CAP VALUE FUND

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, that net expense ratios for the year would be:

	03/31/19	09/30/18	09/30/17
A-Class	1.23%	1.26%	1.25%
C-Class	2.07%	2.03%	2.04%
P-Class	1.31%	1.28%	1.21%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	0.02%	0.01%	0.00%*
C-Class	0.04%	0.01%	0.00%*
P-Class	0.06%	0.04%	0.00%*

*	Less than 0.01%.
g	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

MID CAP VALUE INSTITUTIONAL FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
OGE Energy Corp.	2.5%
Alleghany Corp.	2.2%
Voya Financial, Inc.	2.1%
Zions Bancorp North America	2.0%
KeyCorp	1.8%
Huntington Bancshares, Inc.	1.8%
Equity Commonwealth	1.7%
LKQ Corp.	1.6%
Physicians Realty Trust	1.6%
Bunge Ltd.	1.6%
Top Ten Total	18.9%

 “Ten Largest Holdings” excludes any temporary cash investments.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	10 Year
Mid Cap Value Institutional Fund	(7.58%)	(0.67%)	5.12%	12.99%
Russell 2500 Value Index	(6.25%)	1.84%	6.02%	15.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Financial - 34.0%
Alleghany Corp.*	2,119	$1,297,676
Voya Financial, Inc.	24,712	1,234,612
Zions Bancorp North America	25,683	1,166,265
KeyCorp	69,844	1,100,043
Huntington Bancshares, Inc.	82,548	1,046,709
Equity Commonwealth REIT	31,097	1,016,561
Physicians Realty Trust REIT	51,577	970,163
Sun Communities, Inc. REIT	7,259	860,337
Radian Group, Inc.	41,177	854,011
Alexandria Real Estate Equities, Inc. REIT	5,940	846,806
Willis Towers Watson plc	4,808	844,525
Wintrust Financial Corp.	9,905	666,904
Cousins Properties, Inc. REIT	64,910	627,031
Umpqua Holdings Corp.	37,848	624,492
Axis Capital Holdings Ltd.	10,675	584,777
Federal Agricultural Mortgage Corp. — Class C	7,801	565,026
National Storage Affiliates Trust REIT	18,663	532,082
IBERIABANK Corp.	7,004	502,257
Pinnacle Financial Partners, Inc.	9,158	500,943
Old Republic International Corp.	21,519	450,177
Redwood Trust, Inc. REIT	26,370	425,875
Camden Property Trust REIT	4,142	420,413
Prosperity Bancshares, Inc.	4,831	333,629
Medical Properties Trust, Inc. REIT	17,805	329,571
Unum Group	9,509	321,689
BOK Financial Corp.	3,681	300,185
Stifel Financial Corp.	5,688	300,099
Hilltop Holdings, Inc.	16,024	292,438
E*TRADE Financial Corp.	6,237	289,584
First Horizon National Corp.	20,436	285,695
Howard Hughes Corp.*	2,509	275,990
Old National Bancorp	16,146	264,794
American National Insurance Co.	1,545	186,667
Total Financial		20,318,026

Industrial - 16.5%
US Concrete, Inc.*	19,847	822,063
Carlisle Companies, Inc.	6,264	768,092
MDU Resources Group, Inc.	29,664	766,221
Jacobs Engineering Group, Inc.	9,450	710,545
Scorpio Tankers, Inc.	32,445	643,709
FLIR Systems, Inc.	11,227	534,181
Valmont Industries, Inc.	3,789	492,949
Graphic Packaging Holding Co.	36,654	462,940
Snap-on, Inc.	2,278	356,553
Knight-Swift Transportation Holdings, Inc.	10,898	356,146
Ryder System, Inc.	5,625	348,694
Plexus Corp.*	5,448	332,056
Hub Group, Inc. — Class A*	7,989	326,351
Huntington Ingalls Industries, Inc.	1,574	326,133
Owens Corning	6,785	319,709
Crane Co.	3,676	311,063
Rexnord Corp.*	12,131	304,973
Advanced Energy Industries, Inc.*	6,087	302,402
EnPro Industries, Inc.	4,428	285,384
Park Electrochemical Corp.	16,568	260,117
Golar LNG Ltd.	12,078	254,725
Kirby Corp.*	2,877	216,091

24 | THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

Oshkosh Corp.	2,627	$197,367
Celadon Group, Inc.*	95,686	172,235
Total Industrial		9,870,699

Consumer, Non-cyclical - 10.5%
Bunge Ltd.	18,108	960,992
Premier, Inc. — Class A*	18,043	622,303
Central Garden & Pet Co. — Class A*	25,928	602,826
Euronet Worldwide, Inc.*	3,868	551,538
Encompass Health Corp.	9,191	536,754
Emergent BioSolutions, Inc.*	9,651	487,568
Eagle Pharmaceuticals, Inc.*	9,340	471,576
Sanderson Farms, Inc.	3,432	452,475
Ingredion, Inc.	4,632	438,604
Cambrex Corp.*	8,648	335,975
SP Plus Corp.*	9,744	332,466
TherapeuticsMD, Inc.*	56,618	275,730
Inovio Pharmaceuticals, Inc.*	45,705	170,480
Total Consumer, Non-cyclical		6,239,287

Utilities - 10.2%
OGE Energy Corp.	34,192	1,474,359
Portland General Electric Co.	18,298	948,568
Pinnacle West Capital Corp.	8,908	851,427
Black Hills Corp.	8,351	618,559
Southwest Gas Holdings, Inc.	6,748	555,091
UGI Corp.	8,508	471,513
AES Corp.	25,102	453,844
American Electric Power Company, Inc.	5,119	428,716
Avista Corp.	7,168	291,164
Total Utilities		6,093,241

Consumer, Cyclical - 9.0%
LKQ Corp.*	34,277	972,781
PVH Corp.	7,217	880,113
UniFirst Corp.	4,169	639,942
DR Horton, Inc.	15,179	628,107
Acushnet Holdings Corp.	22,320	516,485
Wyndham Hotels & Resorts, Inc.	9,408	470,306
Alaska Air Group, Inc.	8,179	459,005
Foot Locker, Inc.	6,147	372,508
JetBlue Airways Corp.*	18,635	304,869
Unifi, Inc.*	6,388	123,608
Total Consumer, Cyclical		5,367,724

Basic Materials - 5.9%
Reliance Steel & Aluminum Co.	10,058	907,835
Huntsman Corp.	36,334	817,152
Ashland Global Holdings, Inc.	8,572	669,730
Alcoa Corp.*	22,698	639,175
Nucor Corp.	5,205	303,712
Pan American Silver Corp.	13,265	175,763
Total Basic Materials		3,513,367

Communications - 5.0%
Ciena Corp.*	16,611	620,254
Viavi Solutions, Inc.*	49,242	609,616
Symantec Corp.	26,082	599,625
Finisar Corp.*	19,818	459,183
Infinera Corp.*	96,617	419,318
MSG Networks, Inc. — Class A*	13,597	295,735
Total Communications		3,003,731

Technology - 4.4%
Cray, Inc.*	33,021	860,197
Super Micro Computer, Inc.*	34,493	728,751
MACOM Technology Solutions Holdings, Inc.*	25,383	424,150
CSG Systems International, Inc.	8,608	364,118

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

Evolent Health, Inc. — Class A*	21,581	$271,489
Total Technology		2,648,705

Energy - 3.8%
Range Resources Corp.	58,717	659,979
Whiting Petroleum Corp.*	19,858	519,088
Oasis Petroleum, Inc.*	76,163	460,025
Parsley Energy, Inc. — Class A*	23,350	450,655
Antero Resources Corp.*	20,767	183,373
HydroGen Corp.*,†††,1,2	1,265,700	1
Total Energy		2,273,121

Total Common Stocks
(Cost $57,547,329)		59,327,901

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1,3	793,750	3
Total Convertible Preferred Stocks
(Cost $757,981)		3
RIGHTS††† - 0.0%
Pan American Silver Corp.*,1	68,759	—
Total Rights
(Cost $—)		—

MONEY MARKET FUND† - 1.9%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.27%[4]	1,134,136	1,134,136
Total Money Market Fund
(Cost $1,134,136)		1,134,136

Total Investments - 101.2%
(Cost $59,439,446)		$60,462,040
Other Assets & Liabilities, net - (1.2)%		(711,035)
Total Net Assets - 100.0%		$59,751,005

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $4, (cost $760,512) or less than 0.1% of total net assets.
[2]	Affiliated issuer.
[3]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

26 | THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
MID CAP VALUE INSTITUTIONAL FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$59,327,900	$—	$1		$59,327,901
Convertible Preferred Stocks	—	—	3		3
Rights	—	—	—	*	—
Money Market Fund	1,134,136	—	—		1,134,136
Total Assets	$60,462,036	$—	$4		$60,462,040

*	Security has a market value less than $1.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income
Common Stock
HydroGen Corp.*,1	$1	$—	$—	$—	$—	$1	1,265,700	$—

*	Non-income producing security.
[1]

Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued and affiliated securities amounts to $1, (cost $2,531) or less than 0.1% of total net assets.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MID CAP VALUE INSTITUTIONAL FUND

March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $59,436,915)	$60,462,039
Investments in affiliated issuers, at value(cost $2,531)	1
Prepaid expenses	22,922
Receivables:
Securities sold	146,011
Dividends	83,509
Fund shares sold	39,501
Interest	2,107
Total assets	60,756,090

Liabilities:
Payable for:
Securities purchased	613,632
Fund shares redeemed	249,454
Management fees	38,282
Transfer agent/maintenance fees	29,269
Fund accounting/administration fees	4,084
Trustees’ fees*	700
Miscellaneous (Note 7)	69,664
Total liabilities	1,005,085
Net assets	$59,751,005

Net assets consist of:
Paid in capital	$59,481,520
Total distributable earnings (loss)	269,485
Net assets	$59,751,005
Capital shares outstanding	6,446,329
Net asset value per share	$9.27

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
MID CAP VALUE INSTITUTIONAL FUND

Period Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $116)	$692,801
Interest	13,537
Total investment income	706,338

Expenses:
Management fees	237,828
Transfer agent/maintenance fees	48,815
Fund accounting/administration fees	25,369
Trustees’ fees*	3,561
Custodian fees	2
Miscellaneous	44,612
Total expenses	360,187
Net investment income	346,151

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(395,546)
Net realized loss	(395,546)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(6,266,705)
Net change in unrealized appreciation(depreciation)	(6,266,705)
Net realized and unrealized loss	(6,662,251)
Net decrease in net assets resulting from operations	$(6,316,100)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE INSTITUTIONAL FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$346,151	$215,997
Net realized gain (loss) on investments	(395,546)	9,494,478
Net change in unrealized appreciation (depreciation) on investments	(6,266,705)	(2,409,347)
Net increase (decrease) in net assets resulting from operations	(6,316,100)	7,301,128

Distributions to shareholders	(7,489,785)	(8,941,778)

Capital share transactions:
Proceeds from sale of shares	8,767,705	20,521,609
Distributions reinvested	4,515,542	5,265,056
Cost of shares redeemed	(13,663,383)	(28,017,572)
Net decrease from capital share transactions	(380,136)	(2,230,907)
Net decrease in net assets	(14,186,021)	(3,871,557)

Net assets:
Beginning of period	73,937,026	77,808,583
End of period	$59,751,005	$73,937,026

Capital share activity:
Shares sold	915,206	1,834,588
Shares issued from reinvestment of distributions	549,338	481,707
Shares redeemed	(1,448,961)	(2,505,584)
Net increase (decrease) in shares	15,583	(189,289)

30 | THE GUGGENEHIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MID CAP VALUE INSTITUTIONAL FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$11.50	$11.75	$10.90	$10.41	$12.92	$13.09
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.03	(.01)	.15	.06	.06
Net gain (loss) on investments (realized and unrealized)	(1.07)	1.11	2.07	1.43	(.66)	.65
Total from investment operations	(1.02)	1.14	2.06	1.58	(.60)	.71
Less distributions from:
Net investment income	(.07)	(.05)	(.53)	(.12)	(.07)	(.07)
Net realized gains	(1.14)	(1.34)	(.68)	(.97)	(1.84)	(.81)
Total distributions	(1.21)	(1.39)	(1.21)	(1.09)	(1.91)	(.88)
Net asset value, end of period	$9.27	$11.50	$11.75	$10.90	$10.41	$12.92

Total Return	(7.58%)	10.32%	20.23%	16.28%	(5.85%)	5.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,751	$73,937	$77,809	$70,810	$287,370	$598,101
Ratios to average net assets:
Net investment income (loss)	1.09%	0.29%	(0.07%)	1.52%	0.52%	0.42%
Total expenses[c]	1.14%	1.14%	1.14%	1.14%	1.05%	1.05%
Portfolio turnover rate	32%	63%	72%	149%	95%	41%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2019, the Trust consisted of twenty funds.

C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Mid Cap Value Fund and Mid Cap Value Institutional Fund (the “Funds”), each a diversified investment company. At March 31, 2019, only A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business on the valuation date.

Money market funds are valued at their NAV.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended March 31, 2019, there were no earnings credits received.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Mid Cap Value Fund	0.75%
Mid Cap Value Institutional Fund	0.75%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Mid Cap Value Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the Mid Cap Value Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Mid Cap Value Fund – A-Class	1.42%	01/30/17	02/01/20
Mid Cap Value Fund – C-Class	2.12%	01/30/17	02/01/20
Mid Cap Value Fund – P-Class	1.32%	01/30/17	02/01/20

GI is entitled to reimbursement by the Mid Cap Value Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2019	2020	2021	2022	Fund Total
Mid Cap Value Fund
P-Class	$—	$—	$1,846	$2,636	$4,482

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

During the period ended March 31, 2019, GI recouped $41,334 from the Mid Cap Value Fund.

For the period ended March 31, 2019, GFD retained sales charges of $162,871 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At March 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid Cap Value Fund	$376,800,919	$53,462,548	$(30,914,146)	$22,548,402
Mid Cap Value Institutional Fund	59,685,902	5,985,397	(5,209,259)	776,138

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Securities Transactions

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Mid Cap Value Fund	$120,604,618	$136,347,379
Mid Cap Value Institutional Fund	20,268,056	25,521,461

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2019.

Note 7 – Other Liabilities

The Mid Cap Value Fund and Mid Cap Value Institutional Fund each wrote put options contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of March 31, 2019.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability equal on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of the liability recorded by the Funds as of March 31, 2019 was $473,594 for Mid Cap Value Fund and $15,940 for Mid Cap Value Institutional Fund and included in payable for miscellaneous in the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 8 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Funds have fully adopted the provisions of the ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 9 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Capital Stewardship Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	CSF-SEMI-0319x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
CAPITAL STEWARDSHIP FUND	6
NOTES TO FINANCIAL STATEMENTS	13
OTHER INFORMATION	17
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	18
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	22

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for the Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the semi-annual fiscal period ended March 31, 2019.

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the six months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned -1.72%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.64%. The return of the MSCI Emerging Markets Index* was 1.83%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.63% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 2.39%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.17% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report.

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Capital Stewardship Fund	1.05%	(3.08%)	$ 1,000.00	$ 969.20	$ 5.15

Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund	1.05%	5.00%	$ 1,000.00	$ 1,019.70	$ 5.29

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.2%
Johnson & Johnson	2.9%
Alphabet, Inc. — Class A	2.8%
Verizon Communications, Inc.	2.8%
Microsoft Corp.	2.6%
Procter & Gamble Co.	2.4%
AT&T, Inc.	2.4%
Pfizer, Inc.	2.0%
Facebook, Inc. — Class A	1.9%
3M Co.	1.6%
Top Ten Total	24.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	Since Inception (09/26/14)
Capital Stewardship Fund	(3.08%)	5.54%	8.14%
S&P 500 Index	(1.72%)	9.50%	10.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
CAPITAL STEWARDSHIP FUND

	Shares	Value

COMMON STOCKS† - 99.0%

Consumer, Non-cyclical - 27.9%
Johnson & Johnson	41,649	$5,822,114
Procter & Gamble Co.	46,802	4,869,748
Pfizer, Inc.	97,425	4,137,640
PepsiCo, Inc.	22,775	2,791,076
Kimberly-Clark Corp.	22,516	2,789,733
Colgate-Palmolive Co.	38,716	2,653,595
AbbVie, Inc.	30,141	2,429,063
Medtronic plc	26,376	2,402,326
Amgen, Inc.	12,038	2,286,979
Eli Lilly & Co.	15,926	2,066,558
Coca-Cola Co.	43,583	2,042,300
Merck & Company, Inc.	21,851	1,817,347
Allergan plc	12,058	1,765,412
Gilead Sciences, Inc.	26,250	1,706,512
Abbott Laboratories	20,913	1,671,785
Humana, Inc.	5,296	1,408,736
Kellogg Co.	19,960	1,145,305
JM Smucker Co.	9,137	1,064,460
Clorox Co.	5,879	943,344
Kroger Co.	34,231	842,083
Anthem, Inc.	2,852	818,467
S&P Global, Inc.	3,838	808,091
Hershey Co.	7,032	807,484
General Mills, Inc.	14,169	733,246
Quest Diagnostics, Inc.	8,017	720,889
Bristol-Myers Squibb Co.	14,644	698,665
Moody’s Corp.	3,805	689,047
Biogen, Inc.*	2,876	679,829
DaVita, Inc.*	9,284	504,028
Illumina, Inc.*	1,580	490,890
CVS Health Corp.	9,071	489,199
Vertex Pharmaceuticals, Inc.*	2,629	483,605
Regeneron Pharmaceuticals, Inc.*	1,128	463,179
United Rentals, Inc.*	4,004	457,457
United Therapeutics Corp.*	3,813	447,532
Varian Medical Systems, Inc.*	2,094	296,762
Verisk Analytics, Inc. — Class A	2,014	267,862
IDEXX Laboratories, Inc.*	905	202,358
Church & Dwight Company, Inc.	2,656	189,187
Total Consumer, Non-cyclical		56,903,893

Technology - 18.2%
Apple, Inc.	34,553	6,563,342
Microsoft Corp.	45,359	5,349,641
Adobe, Inc.*	9,562	2,548,177
Intel Corp.	43,172	2,318,336
Oracle Corp.	40,508	2,175,685
Accenture plc — Class A	12,251	2,156,421
Texas Instruments, Inc.	19,741	2,093,928
HP, Inc.	75,704	1,470,929
Applied Materials, Inc.	35,559	1,410,270
salesforce.com, Inc.*	8,666	1,372,434
Cerner Corp.*	22,405	1,281,790
International Business Machines Corp.	9,030	1,274,133
Intuit, Inc.	4,195	1,096,615
Lam Research Corp.	5,553	994,042
Paychex, Inc.	12,315	987,663
Jack Henry & Associates, Inc.	6,632	920,124
Xilinx, Inc.	6,230	789,902
Activision Blizzard, Inc.	16,545	753,294
Ultimate Software Group, Inc.*	1,125	371,396
QUALCOMM, Inc.	5,865	334,481
Micron Technology, Inc.*	7,281	300,924
Akamai Technologies, Inc.*	4,140	296,879
Cognizant Technology Solutions Corp. — Class A	2,969	215,104
Total Technology		37,075,510

Communications - 17.3%
Alphabet, Inc. — Class A*	4,880	5,743,223
Verizon Communications, Inc.	96,506	5,706,400
AT&T, Inc.	152,768	4,790,804
Facebook, Inc. — Class A*	23,158	3,860,207
Amazon.com, Inc.*	1,592	2,834,954
Walt Disney Co.	21,633	2,401,912
Omnicom Group, Inc.	29,672	2,165,759
Cisco Systems, Inc.	31,725	1,712,833
Comcast Corp. — Class A	36,898	1,475,182
AMC Networks, Inc. — Class A*	23,391	1,327,673
Juniper Networks, Inc.	30,197	799,315
T-Mobile US, Inc.*	10,173	702,954
FactSet Research Systems, Inc.	2,582	641,033
CenturyLink, Inc.	32,623	391,150
eBay, Inc.	7,767	288,467
F5 Networks, Inc.*	1,305	204,794
Etsy, Inc.*	2,819	189,493
Total Communications		35,236,153

Financial - 10.6%
Mastercard, Inc. — Class A	13,523	3,183,990
Visa, Inc. — Class A	14,444	2,256,008
Prudential Financial, Inc.	15,176	1,394,371
American Tower Corp. — Class A REIT	6,150	1,211,919
JPMorgan Chase & Co.	11,893	1,203,928
MetLife, Inc.	27,596	1,174,762
BlackRock, Inc. — Class A	2,489	1,063,724
Marsh & McLennan Companies, Inc.	11,324	1,063,324
Aflac, Inc.	20,365	1,018,250
Ventas, Inc. REIT	15,645	998,307
Citigroup, Inc.	15,102	939,647
Prologis, Inc. REIT	12,567	904,196
Travelers Companies, Inc.	6,125	840,105
T. Rowe Price Group, Inc.	5,840	584,701
Alliance Data Systems Corp.	2,963	518,466
Bank of America Corp.	16,868	465,388
Hartford Financial Services Group, Inc.	7,935	394,528
Allstate Corp.	3,078	289,886
Bank of New York Mellon Corp.	5,598	282,307
Equinix, Inc. REIT	610	276,428
State Street Corp.	4,096	269,558
Weyerhaeuser Co. REIT	9,974	262,715

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
CAPITAL STEWARDSHIP FUND

	Shares	Value

U.S. Bancorp	4,951	$238,589
American Express Co.	2,055	224,612
Franklin Resources, Inc.	6,659	220,679
Progressive Corp.	2,860	206,177
Nasdaq, Inc.	1,750	153,107
Total Financial		21,639,672

Industrial - 9.0%
3M Co.	15,792	3,281,262
Cummins, Inc.	13,858	2,187,762
Union Pacific Corp.	9,667	1,616,322
Norfolk Southern Corp.	8,437	1,576,791
FedEx Corp.	8,524	1,546,339
United Parcel Service, Inc. — Class B	13,236	1,478,991
Caterpillar, Inc.	10,636	1,441,072
Lockheed Martin Corp.	4,461	1,339,014
Honeywell International, Inc.	5,732	910,929
Oshkosh Corp.	9,416	707,424
Waste Management, Inc.	6,586	684,351
Illinois Tool Works, Inc.	4,625	663,826
Mettler-Toledo International, Inc.*	609	440,307
General Electric Co.	35,635	355,994
Total Industrial		18,230,384

Energy - 5.9%
Chevron Corp.	23,569	2,903,229
Valero Energy Corp.	19,560	1,659,275
ONEOK, Inc.	23,690	1,654,510
Occidental Petroleum Corp.	24,543	1,624,746
Phillips 66	16,612	1,580,964
ConocoPhillips	17,340	1,157,272
Devon Energy Corp.	26,578	838,802
Apache Corp.	19,544	677,395
Total Energy		12,096,193

Consumer, Cyclical - 5.9%
Home Depot, Inc.	14,412	2,765,519
Walgreens Boots Alliance, Inc.	24,687	1,561,946
Starbucks Corp.	17,821	1,324,813
Delta Air Lines, Inc.	23,794	1,228,960
Southwest Airlines Co.	22,001	1,142,072
Lear Corp.	6,033	818,738
JetBlue Airways Corp.*	48,690	796,569
Alaska Air Group, Inc.	12,719	713,790
Costco Wholesale Corp.	2,556	618,910
KAR Auction Services, Inc.	8,805	451,785
Hasbro, Inc.	3,898	331,408
Darden Restaurants, Inc.	2,693	327,119
Total Consumer, Cyclical		12,081,629

Utilities - 4.0%
NextEra Energy, Inc.	9,556	1,847,366
Duke Energy Corp.	13,387	1,204,830
Sempra Energy	8,167	1,027,898
WEC Energy Group, Inc.	12,671	1,002,023
Pinnacle West Capital Corp.	9,942	950,256
American Water Works Company, Inc.	8,913	929,269
American Electric Power Company, Inc.	10,045	841,269
Exelon Corp.	5,398	270,602
Total Utilities		8,073,513

Basic Materials - 0.2%
Air Products & Chemicals, Inc.	1,240	236,791
International Flavors & Fragrances, Inc.	1,375	177,086
Total Basic Materials		413,877

Total Common Stocks
(Cost $191,589,392)		201,750,824

EXCHANGE-TRADED FUND† - 0.7%
SPDR S&P 500 ETF Trust	5,250	1,483,020
Total Exchange-Traded Fund
(Cost $1,473,335)		1,483,020

MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 2.27%[1]	1,151,753	1,151,753
Total Money Market Fund
(Cost $1,151,753)		1,151,753

Total Investments - 100.3%
(Cost $194,214,480)		$204,385,597
Other Assets & Liabilities, net - (0.3)%		(681,761)
Total Net Assets - 100.0%		$203,703,836

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$201,750,824	$—	$—	$201,750,824
Exchange-Traded Fund	1,483,020	—	—	1,483,020
Money Market Fund	1,151,753	—	—	1,151,753
Total Assets	$204,385,597	$—	$—	$204,385,597

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments, at value (cost $194,214,480)	$204,385,597
Prepaid expenses	10,466
Receivables:
Dividends	188,713
Interest	1,770
Total assets	204,586,546

Liabilities:
Overdraft due to custodian bank	69
Payable for:
Fund shares redeemed	671,502
Management fees	154,208
Fund accounting/administration fees	13,707
Transfer agent/maintenance fees	3,033
Trustees’ fees*	825
Miscellaneous	39,366
Total liabilities	882,710
Net assets	$203,703,836

Net assets consist of:
Paid in capital	$193,816,775
Total distributable earnings (loss)	9,887,061
Net assets	$203,703,836
Capital shares outstanding	7,708,750
Net asset value per share	$26.43

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends	$2,311,091
Interest	12,582
Total investment income	2,323,673

Expenses:
Management fees	891,266
Transfer agent/maintenance fees	12,426
Fund accounting/administration fees	79,224
Trustees’ fees*	10,707
Custodian fees	6,483
Miscellaneous	39,381
Total expenses	1,039,487
Net investment income	1,284,186

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,328,830
Net realized gain	1,328,830
Net change in unrealized appreciation(depreciation) on:
Investments	(9,998,051)
Net change in unrealized appreciation(depreciation)	(9,998,051)
Net realized and unrealized loss	(8,669,221)
Net decrease in net assets resulting from operations	$(7,385,035)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,284,186	$2,044,580
Net realized gain on investments	1,328,830	27,902,511
Net change in unrealized appreciation (depreciation) on investments	(9,998,051)	3,665,214
Net increase (decrease) in net assets resulting from operations	(7,385,035)	33,612,305

Distributions to shareholders	(23,268,533)	(18,271,148)

Capital share transactions:
Proceeds from sale of shares	45,892,533	85,091,202
Distributions reinvested	23,250,378	18,250,767
Cost of shares redeemed	(55,372,427)	(114,104,117)
Net increase (decrease) from capital share transactions	13,770,484	(10,762,148)
Net increase (decrease) in net assets	(16,883,084)	4,579,009

Net assets:
Beginning of period	220,586,920	216,007,911
End of period	$203,703,836	$220,586,920

Capital share activity:
Shares sold	1,544,724	2,857,242
Shares issued from reinvestment of distributions	1,003,473	628,037
Shares redeemed	(1,902,142)	(3,842,743)
Net increase (decrease) in shares	646,055	(357,464)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[b]
Per Share Data
Net asset value, beginning of period	$31.23	$29.11	$26.55	$23.69	$24.79	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.17	.28	.34	.35	.31	— [d]
Net gain (loss) on investments (realized and unrealized)	(1.59)	4.34	3.51	3.22	(1.33)	(.21)
Total from investment operations	(1.42)	4.62	3.85	3.57	(1.02)	(.21)
Less distributions from:
Net investment income	(.32)	(.34)	(.37)	(.32)	(.08)	—
Net realized gains	(3.06)	(2.16)	(.92)	(.39)	—	—
Total distributions	(3.38)	(2.50)	(1.29)	(.71)	(.08)	—
Net asset value, end of period	$26.43	$31.23	$29.11	$26.55	$23.69	$24.79

Total Return	(3.08%)	16.50%	15.01%	15.30%	(4.15%)	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$203,704	$220,587	$216,008	$208,867	$189,668	$209,015
Ratios to average net assets:
Net investment income (loss)	1.30%	0.93%	1.23%	1.38%	1.22%	0.13%
Total expenses[e]	1.05%	1.05%	1.03%	1.07%	1.15%	1.24%
Portfolio turnover rate	74%	164%	156%	209%	221%	—

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: September 26, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Net investment income is less than $0.01 per share.
[e]	Does not include expenses of the underlying funds in which the Fund invests.

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares, and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2019, the Trust consisted of twenty funds (the “Funds”).

C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Guggenheim Capital Stewardship Fund (the “Fund”), a diversified investment company. At March 31, 2019, Institutional Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the sub-adviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Exchange-traded funds are valued at the last quoted sale price.

Money market funds are valued at their NAV.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended March 31, 2019, there were no earnings credits received.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At March 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation
$195,879,177	$13,644,142	$(5,137,722)	$8,506,420

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$149,756,276	$159,423,023

Note 6 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including : (i) an amendment to require presentation of the total, rather than the components of, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. As of March 31, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Fund has fully adopted the provisions of the ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Macro Opportunities Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	MO-SEMI-0319x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	75
OTHER INFORMATION	101
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	102
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	109

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2019

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the six months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned -1.72%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.64%. The return of the MSCI Emerging Markets Index* was 1.83%.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.63% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 2.39%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.17% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.38%	(0.65%)	$ 1,000.00	$ 993.50	$ 6.86
C-Class	2.11%	(1.01%)	1,000.00	989.90	10.47
P-Class	1.38%	(0.65%)	1,000.00	993.50	6.86
Institutional Class	0.97%	(0.45%)	1,000.00	995.50	4.83
R6-Class[4]	1.44%	0.05%	1,000.00	1,000.50	0.71

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.38%	5.00%	$ 1,000.00	$ 1,018.05	$ 6.94
C-Class	2.11%	5.00%	1,000.00	1,014.41	10.60
P-Class	1.38%	5.00%	1,000.00	1,018.05	6.94
Institutional Class	0.97%	5.00%	1,000.00	1,020.09	4.89
R6-Class	1.44%	5.00%	1,000.00	1,017.75	7.24

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.
[4]

Since commencement of operations: March 13, 2019. Due to the limited length of Class operations, current expense ratios may not be indicative of future expense ratios. Expenses paid based on actual fund return are calculated using 18 days from the commencement of operations.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Limited Duration Fund – R6-Class	4.3%
U.S. Treasury Inflation Protected Securities, 1.38%	3.1%
Republic of Portugal, 05/17/19	2.0%
Kingdom of Spain, 05/10/19	2.0%
Guggenheim Strategy Fund II	1.4%
Government of Japan, 01/20/20	1.3%
LSTAR Securities Investment Limited, 4.49%	1.3%
Guggenheim Ultra Short Duration Fund - Institutional Class	1.3%
State of Israel, 2.25%	1.2%
Guggenheim Strategy Fund III	1.1%
Top Ten Total	19.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	5.9%
AA	10.7%
A	18.2%
BBB	14.0%
BB	4.7%
B	6.2%
CCC	2.8%
CC	4.8%
C	0.3%
D	0.1%
BBB+	0.1%
NR2	11.9%
Other Instruments	20.3%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	(0.65%)	0.42%	3.24%	5.05%
A-Class Shares with sales charge‡	(4.64%)	(3.59%)	2.25%	4.35%
C-Class Shares	(1.01%)	(0.29%)	2.49%	4.29%
C-Class Shares with CDSC§	(1.99%)	(1.26%)	2.49%	4.29%
Institutional Class Shares	(0.45%)	0.82%	3.62%	5.43%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.17%	2.12%	0.74%	0.53%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(0.65%)	0.42%	3.24%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.17%	2.12%	0.94%

Since Inception (03/13/19)††
R6-Class Shares	0.05%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
††	Return since commencement of operations is not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Shares	Value

COMMON STOCKS† - 0.3%

Energy - 0.2%
Maverick Natural Resources, LLC*,†††,1	7,168	$5,196,800
SandRidge Energy, Inc.*	488,408	3,917,032
Approach Resources, Inc.*	357,054	126,290
Titan Energy LLC*	35,116	2,107
Total Energy		9,242,229

Utilities - 0.1%
TexGen Power LLC††	233,394	9,073,192

Consumer, Cyclical - 0.0%
ATD New Holdings, Inc.*,††	42,478	1,040,711

Industrial - 0.0%
API Heat Transfer Parent LLC*,††	1,024,936	281,857
BP Holdco LLC*,†††,1	37,539	13,255
Vector Phoenix Holdings, LP*,†††,1	37,539	3,142
Total Industrial		298,254

Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††,1	177	196,863
Qlik Technologies, Inc.*,†††,1	11,400	1
Qlik Technologies, Inc. - Class B*,†††,1	43,738	—
Total Technology		196,864

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††	21,660	143,497

Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc.*,†††,1,2	12,773	27,255

Total Common Stocks
(Cost $25,446,213)		20,022,002

PREFERRED STOCKS†† - 0.1%
Industrial - 0.1%
Seaspan Corp. 6.38% due 04/30/19	326,575	8,268,879
API Heat Transfer Intermediate*	218	175,764
Total Industrial		8,444,643

Financial - 0.0%
Cent CLO 16, LP due 08/01/24*,3	7,000	58,520
Total Preferred Stocks
(Cost $8,340,692)		8,503,163

EXCHANGE-TRADED FUNDS† - 0.2%
Invesco Solar ETF	700,700	16,228,212
Total Exchange-Traded Funds
(Cost $13,878,503)		16,228,212

MUTUAL FUNDS† - 9.4%
Guggenheim Limited Duration Fund – R6-Class[2]	12,433,744	305,994,446
Guggenheim Strategy Fund II2	4,097,512	101,659,284
Guggenheim Ultra Short Duration Fund - Institutional Class[2,4]	9,115,057	90,877,115
Guggenheim Strategy Fund III[2]	3,241,981	80,368,721
Guggenheim Alpha Opportunity Fund - Institutional Class[2]	2,726,278	71,673,840

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Shares	Value

Guggenheim Risk Managed Real Estate Fund - Institutional Class[2]	539,063	$16,991,250
Total Mutual Funds
(Cost $676,342,076)		667,564,656

MONEY MARKET FUND† - 1.2%
Federated U.S. Treasury Cash Reserve Fund Institutional —Shares 2.28%[5]	88,084,008	88,084,008
Western Asset Institutional U.S. Treasury Reserves —Institutional Shares 1.89%[5]	30,334	30,334
Total Money Market Fund
(Cost $88,114,342)		88,114,342

	Face Amount~

ASSET-BACKED SECURITIES†† - 21.3%
Collateralized Loan Obligations - 13.4%
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 4.23% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[6,7]	55,420,000	55,081,467
2017-9A, 4.63% (3 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 11/15/29[6,7]	34,300,000	33,667,477

Shackleton 2015-VIII CLO Ltd.
2017-8A, 3.70% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[6,7]	62,000,000	61,721,862
Shackleton 2014-VI-R CLO Ltd.
2018-6RA, 3.37% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/17/28[6,7]	1,000,000	998,171
Golub Capital Partners CLO Ltd.
2018-36A, 4.83% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31[6,7]	20,000,000	18,416,214
2018-25A, 4.63% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 05/05/30[6,7]	18,500,000	18,027,793
2018-36A, 4.38% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 02/05/31[6,7]	13,200,000	12,599,348
2018-39A, 4.66% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 10/20/28[6,7]	5,000,000	4,913,582
Telos CLO Ltd.
2017-6A, 4.04% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[6,7]	24,950,000	25,007,435

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2017-6A, 5.37% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 01/17/27[6,7]	7,500,000	$7,505,737
Tralee CLO III Ltd.
2017-3A, 4.21% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 10/20/27[6,7]	31,000,000	30,489,852
ABPCI Direct Lending Fund CLO II LLC
2017-1A, 4.54% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 07/20/29[6,7]	25,000,000	25,015,730
2017-1A, 5.11% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/29[6,7]	4,650,000	4,638,570
Diamond CLO Ltd.
2018-1A, 5.36% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30[6,7]	13,500,000	13,114,113
2018-1A, 4.56% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/22/30[6,7]	11,000,000	10,794,692
2018-1A, 6.46% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[6,7]	5,000,000	4,889,353
Treman Park CLO Ltd.
2015-1A, due 10/20/28[3,6]	32,400,000	24,514,372
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 5.46% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 12/22/28[6,7]	24,000,000	23,894,410
Palmer Square Loan Funding Ltd.
2018-4A, 3.58% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[6,7]	19,499,592	19,425,952
2018-4A, 4.58% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 11/15/26[6,7]	2,800,000	2,785,232
FDF I Ltd.
2015-1A, 5.50% due 11/12/30[6]	12,000,000	11,956,811
2015-1A, 4.40% due 11/12/30[6]	10,000,000	10,001,794
A Voce CLO Ltd.
2017-1A, 3.95% (3 Month USD LIBOR + 1.16%, Rate Floor: 0.00%) due 07/15/26[6,7]	21,831,583	21,852,013
KVK CLO Ltd.
2018-1A, 4.29% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 05/20/29[6,7]	16,250,000	16,157,138
2013-1A, due 01/14/28[3,6]	11,900,000	4,704,427
Atlas Senior Loan Fund IV Ltd.
2018-2A, 4.38% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 02/17/26[6,7]	12,000,000	11,883,221

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2018-2A, 3.98% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/17/26[6,7]	4,500,000	$4,501,921
2018-2A, 5.28% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 02/17/26[6,7]	4,500,000	4,472,808
Crown Point CLO III Ltd.
2017-3A, 4.24% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[6,7]	15,000,000	14,782,038
2017-3A, 3.70% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[6,7]	5,300,000	5,279,097
Mountain Hawk II CLO Ltd.
2018-2A, 3.58% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[6,7]	8,383,569	8,369,488
2018-2A, 5.11% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/24[6,7]	8,250,000	8,255,960
2013-2A, 5.91% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[6,7]	2,750,000	2,682,417
Ladder Capital Commercial Mortgage Trust
2017-FL1, 4.73% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 09/15/34[6,7]	12,198,000	12,123,476
2017-FL1, 6.08% (1 Month USD LIBOR + 3.60%, Rate Floor: 3.60%) due 09/15/34[6,7]	6,650,000	6,615,682
Ares XXXIII CLO Ltd.
2016-1A, 3.95% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/05/25[6,7]	18,250,000	18,256,116
SCOF Ltd.
2018-2A, 4.64% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/15/28[6,7]	18,250,000	18,251,502
Monroe Capital CLO Ltd.
2017-1A, 4.11% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[6,7]	15,245,740	15,201,360
2017-1A, 6.36% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[6,7]	3,000,000	2,928,509
Cerberus Loan Funding XVII Ltd.
2016-3A, 5.32% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[6,7]	18,000,000	17,901,686

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Voya CLO Ltd.
2013-1A, due 10/15/30[3,6]	28,970,307	$15,307,534
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[3]	19,800,000	14,569,684
West CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[6,7]	11,977,278	11,953,001
2013-1A, due 11/07/25[3,6]	5,300,000	1,309,429
OZLM XIII Ltd.
2018-13A, 4.85% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 07/30/27[6,7]	12,650,000	12,476,418
NewStar Clarendon Fund CLO LLC
2015-1A, 5.47% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 01/25/27[6,7]	7,000,000	7,003,070
2015-1A, 6.12% (3 Month USD LIBOR + 3.35%, Rate Floor: 0.00%) due 01/25/27[6,7]	4,000,000	4,003,864
2015-1A, 7.12% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[6,7]	1,300,000	1,300,543
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[3,6]	14,000,000	11,668,761
MP CLO VIII Ltd.
2018-2A, 4.66% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 10/28/27[6,7]	11,950,000	11,647,842
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[3,6]	19,435,737	11,250,921
TCP Waterman CLO Ltd.
2016-1A, 5.79% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 12/15/28[6,7]	11,000,000	11,000,429
SCOF-2 Ltd.
2018-2A, 4.64% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/15/28[6,7]	10,500,000	10,508,755
Seneca Park CLO Limited
2017-1A, 3.89% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[6,7]	10,475,480	10,482,896
Marathon CLO V Ltd.
2017-5A, 4.09% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[6,7]	7,920,233	7,815,082
2013-5A, due 11/21/27[3,6]	5,500,000	1,538,080
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[3,6]	9,500,000	8,526,781

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Avery Point VI CLO Ltd.
2018-6A, 4.73% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 08/05/27[6,7]	8,000,000	$7,863,484
Golub Capital BDC CLO LLC
2018-1A, 4.17% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[6,7]	8,000,000	7,856,748
Flagship CLO VIII Ltd.
2018-8A, 4.58% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[6,7]	8,025,000	7,853,789
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[3,6]	11,700,000	7,751,671
Newstar Commercial Loan Funding LLC
2017-1A, 6.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[6,7]	7,500,000	7,502,665
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[3,6]	6,400,000	4,799,098
2013-3X SUB, due 07/15/25[3]	4,938,326	2,572,206
Woodmont Trust
2017-3A, 5.03% (3 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 10/18/29[6,7]	7,400,000	7,313,563
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[3,6]	13,790,000	6,866,482
ACIS CLO Ltd.
2014-4A, 5.29% (3 Month USD LIBOR + 2.55%, Rate Floor: 0.00%) due 05/01/26[6,7]	3,600,000	3,618,282
2015-6A, 6.11% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[6,7]	3,250,000	3,224,239
Marathon CRE Ltd.
2018-FL1, 5.48% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[6,7]	6,000,000	5,954,156
2018-FL1, 5.08% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 06/15/28[6,7]	650,000	647,123
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[3,6]	9,600,000	5,320,406
2018-9A, 4.56% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/28[6,7]	1,250,000	1,206,141
Octagon Investment Partners XIX Ltd.
2017-1A, 3.89% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[6,7]	6,008,535	6,010,760
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[3,6]	7,895,000	5,997,516

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Hull Street CLO Ltd.
2014-1A, 6.38% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/18/26[6,7]	5,785,000	$5,742,673
Resource Capital Corp.
2017-CRE5, 4.48% (1 Month USD LIBOR + 2.00%) due 07/15/34[6,7]	5,689,910	5,646,512
Silvermore CLO Ltd.
2014-1A, 5.68% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/15/26[6,7]	5,500,000	5,505,277
FDF II Ltd.
2016-2A, 6.29% due 05/12/31[6]	5,250,000	5,247,031
Sudbury Mill CLO Ltd.
2017-1A, 5.22% (3 Month USD LIBOR + 2.45%, Rate Floor: 0.00%) due 01/17/26[6,7]	5,000,000	5,009,018
WhiteHorse X Ltd.
2015-10A, 8.07% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[6,7]	4,980,000	4,898,995
Greywolf CLO III Ltd.
2018-3RA, 3.41% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 10/22/28[6,7]	4,800,000	4,793,735
BNPP IP CLO Ltd.
2014-2A, 8.00% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[6,7]	5,500,000	4,617,700
Jackson Mill CLO Ltd.
2018-1A, 4.64% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[6,7]	4,150,000	4,067,987
Babson CLO Ltd.
2014-IA, due 07/20/25[3,6]	11,900,000	3,873,212
2012-2A, due 05/15/23[3,6]	11,850,000	144,570
Madison Park Funding XVI Ltd.
2016-16A, 5.41% (3 Month USD LIBOR + 2.65%, Rate Floor: 0.00%) due 04/20/26[6,7]	4,000,000	4,003,191
Symphony Clo V Ltd.
2007-5A, 7.04% (3 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 01/15/24[6,7]	4,000,000	3,998,662
Adams Mill CLO Ltd.
2014-1A, 7.79% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[6,7]	4,000,000	3,781,736
Denali Capital CLO XI Ltd.
2018-1A, 4.91% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28[6,7]	2,500,000	2,499,643
2018-1A, 3.46% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/20/28[6,7]	1,000,000	999,431

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Flagship VII Ltd.
2017-7A, 3.88% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 01/20/26[6,7]	3,470,558	$3,470,715
Flatiron CLO Ltd.
2013-1A, 6.37% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 01/17/26[6,7]	3,200,000	3,199,270
AMMC CLO XI Ltd.
2012-11A, due 04/30/31[3,6]	5,650,000	2,997,913
Mountain Hawk III CLO Ltd.
2014-3A, 5.58% (3 Month USD LIBOR + 2.80%, Rate Floor: 0.00%) due 04/18/25[6,7]	3,000,000	2,996,395
NXT Capital CLO LLC
2018-1A, 6.06% (3 Month USD LIBOR + 3.30%, Rate Floor: 0.00%) due 04/21/27[6,7]	2,750,000	2,655,818
Colombia Cent CLO Ltd.
2018-27A, 3.19% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 10/25/28[6,7]	1,750,000	1,748,788
Garrison BSL CLO Ltd.
2018-1A, 3.47% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/17/28[6,7]	1,714,286	1,713,000
DRSLF
due 01/15/31[3]	1,897,598	1,342,135
Copper River CLO Ltd.
2007-1A, due 01/20/21[3,8]	8,150,000	1,286,624
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[3,6]	1,500,000	1,019,544
Halcyon Loan Advisors Funding Ltd.
2012-1A, 5.68% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[6,7]	1,000,000	1,000,047
Ivy Hill Middle Market Credit Fund X Ltd.
2018-10A, 3.48% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/18/30[6,7]	1,000,000	999,345
Total Collateralized Loan Obligations		947,659,212

Transport-Aircraft - 5.8%
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	29,831,785	29,772,148
2018-1, 4.13% due 06/15/43[6]	24,652,038	24,684,732
2016-1, 4.45% due 08/15/41	22,109,161	22,013,915
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[6]	56,513,327	56,751,440
AASET Trust
2017-1A, 3.97% due 05/16/42[6]	44,822,534	44,713,212
Raspro Trust
2005-1A, 3.69% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[6,7]	46,564,781	44,469,366
2005-1A, 3.03% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/23/24[6,7]	179,442	179,454

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

AASET US Ltd.
2018-2A, 5.43% due 11/18/38[6]	20,559,230	$20,783,858
2018-2A, 4.45% due 11/18/38[6]	18,425,725	18,668,228
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	34,727,459	34,934,295
Apollo Aviation Securitization Equity Trust
2017-1A, 5.93% due 05/16/42[6]	11,637,898	11,975,127
2016-2, 5.93% due 11/15/41	6,790,866	6,830,986
2016-2, 4.21% due 11/15/41	6,063,273	6,119,883
2016-1A, 6.50% due 03/17/36[6,9]	3,338,012	3,395,791
2016-2, 7.87% due 11/15/41	2,197,679	2,194,653
2018-1A, 5.44% due 01/16/38[6]	1,553,897	1,572,610
SAPPHIRE AVIATION FINANCE I Ltd.
2018-1A, 4.25% due 03/15/40[6]	31,013,422	31,221,537
AIM Aviation Finance Ltd.
2015-1A, 5.07% due 02/15/40[6]	11,495,753	11,432,386
Falcon Aerospace Limited
2017-1, 6.30% due 02/15/42[6]	7,996,044	8,172,900
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[6]	7,297,505	7,363,776
Stripes Aircraft Ltd.
2013-1 A1, 5.99% due 03/20/23†††	5,722,069	5,608,939
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	5,230,505	5,003,386
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[6,9]	3,575,526	3,643,203
Eagle I Ltd.
2014-1A, 5.29% due 12/15/39[6]	3,551,844	3,599,162
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[8]	2,119,879	2,052,191
2013-1A, 6.38% due 12/13/48[8]	1,536,469	1,307,412
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[6]	961,387	958,529
Airplanes Pass Through Trust
2001-1A, 3.01% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[7,8,10]	2,097,481	73,213
Total Transport-Aircraft		409,496,332

Whole Business - 0.6%
TSGE
2017-1, 6.25% due 09/25/31†††,1	42,550,000	43,520,810
Drug Royalty III Limited Partnership 1
2017-1A, 5.29% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/27[6,7]	2,429,075	2,450,500
Total Whole Business		45,971,310

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Collateralized Debt Obligations - 0.4%
Putnam Structured Product Funding Ltd.
2003-1A, 3.48% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[6,7]		10,296,235	$10,192,191
Anchorage Credit Funding Ltd.
2016-4A, 4.50% due 02/15/35[6]		9,200,000	9,121,014
N-Star REL CDO VIII Ltd.
2006-8A, 2.85% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[6,7]		7,939,598	7,827,967
Banco Bradesco SA
2014-1, 5.44% due 03/12/26		2,353,350	2,335,700
Highland Park CDO I Ltd.
2006-1A, 3.05% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[7,8]		1,635,028	1,618,024
Pasadena CDO Ltd.
2002-1A, 3.48% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 06/19/37[6,7]		12,993	12,971
Total Collateralized Debt Obligations			31,107,867

Automotive - 0.3%
Avis Budget Rental Car Funding AESOP LLC
2015-1A, 2.50% due 07/20/21[6]		21,410,000	21,309,553

Diversified Payment Rights - 0.3%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1		15,300,000	15,703,365
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21		3,466,874	3,506,743
Total Diversified Payment Rights			19,210,108

Insurance - 0.3%
LTCG Securitization Issuer LLC
2018-A, 4.59% due 06/15/48[6]		18,449,763	18,529,964

Transport-Container - 0.1%
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[6]		8,575,000	8,486,534

Infrastructure - 0.1%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48[8]		6,947,502	7,000,677
Total Asset-Backed Securities
(Cost $1,522,483,888)			1,508,771,557

FOREIGN GOVERNMENT DEBT†† - 19.1%
Government of Japan
due 01/20/20[11]	JPY	10,421,000,000	94,137,777
due 05/27/19[11]	JPY	6,883,700,000	62,133,747
due 04/08/19[11]	JPY	6,739,000,000	60,811,418
due 05/10/19[11]	JPY	4,208,000,000	37,979,042
due 05/13/19[11]	JPY	4,183,000,000	37,754,010
due 04/10/19[11]	JPY	2,053,000,000	18,526,018
due 04/22/19[11]	JPY	1,574,000,000	14,204,533
due 06/24/19[11]	JPY	1,359,000,000	12,268,292
due 06/03/19[11]	JPY	903,000,000	8,150,948
due 05/20/19[11]	JPY	845,000,000	7,626,884
due 04/04/19[11]	JPY	593,400,000	5,354,656

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Kingdom of Spain
due 05/10/19[11]	EUR	123,544,000	$138,671,313
due 04/05/19[11]	EUR	36,150,000	40,560,276
Republic of Portugal
due 05/17/19[11]	EUR	123,828,000	139,002,591
Province of Ontario, Canada
due 05/01/19[11]	CAD	65,611,000	49,028,745
due 04/24/19[11]	CAD	52,035,000	38,898,688
due 05/08/19[11]	CAD	41,261,000	30,821,436
due 04/17/19[11]	CAD	24,285,000	18,161,124
due 05/15/19[11]	CAD	350,000	261,348
State of Israel
2.25% due 05/31/19	ILS	315,250,000	87,153,763
5.00% due 01/31/20	ILS	126,800,000	36,312,270
Federative Republic of Brazil
due 07/01/19[11]	BRL	233,600,000	58,803,531
due 10/01/19[11]	BRL	167,500,000	41,466,540
Province of New Brunswick, Canada
due 05/09/19[11]	CAD	24,687,000	18,439,948
due 05/14/19[11]	CAD	19,350,000	14,449,711
due 05/02/19[11]	CAD	18,310,000	13,681,720
due 05/16/19[11]	CAD	15,850,000	11,834,763
due 05/07/19[11]	CAD	14,042,000	10,489,824
Province of Manitoba, Canada
due 04/24/19[11]	CAD	30,425,000	22,744,164
due 05/15/19[11]	CAD	26,825,000	20,030,501
due 04/17/19[11]	CAD	25,375,000	18,976,262
Government of United Kingdom
due 04/23/19[11]	GBP	31,680,000	41,242,550
due 04/01/19[11]	GBP	9,160,000	11,930,345
due 04/08/19[11]	GBP	3,950,000	5,143,967
Province of Newfoundland
due 05/09/19[11]	CAD	20,700,000	15,456,746
due 04/25/19[11]	CAD	19,300,000	14,422,920
due 05/16/19[11]	CAD	18,000,000	13,437,550
due 05/02/19[11]	CAD	9,800,000	7,322,308
due 04/18/19[11]	CAD	9,600,000	7,177,544
Province of Quebec, Canada
due 04/18/19[11]	CAD	35,290,000	26,389,705
due 05/03/19[11]	CAD	24,465,000	18,279,985
Republic of Hungary
due 04/24/19[11]	HUF	4,780,000,000	16,700,406
Kingdom of Denmark
due 06/03/19[11]	DKK	58,100,000	8,739,938
Total Foreign Government Debt
(Cost $1,364,548,382)			1,354,979,807

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 16.7%
Residential Mortgage Backed Securities - 13.4%
LSTAR Securities Investment Limited
4.49% due 04/01/21		91,636,371	91,705,135
2017-9, 4.05% (1 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 12/01/22[6,7]		34,221,052	34,231,746
2017-6, 4.26% (1 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 09/01/22[6,7]		29,711,468	29,720,753
2017-8, 4.15% (1 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 11/01/22[6,7]		26,877,957	27,103,084
Lehman XS Trust Series
2006-16N, 2.70% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[7]		23,946,367	22,968,884
2006-18N, 2.67% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 12/25/36[7]		22,148,431	20,368,729

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2006-10N, 2.70% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 07/25/46[7]	5,453,807	$5,284,838
RALI Series Trust
2006-QO6, 2.67% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[7]	37,591,825	15,171,703
2007-QO2, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[7]	19,607,913	11,114,828
2006-QO8, 2.69% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 10/25/46[7]	9,757,188	9,269,400
2006-QO6, 2.72% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 06/25/46[7]	9,780,880	4,053,014
2006-QO2, 2.76% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[7]	7,420,304	2,991,606
2006-QO6, 2.75% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 06/25/46[7]	6,170,902	2,597,803
2006-QO2, 2.83% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 02/25/46[7]	3,970,492	1,644,610
2006-QO2, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[7]	266,143	105,452
LSTAR Securities Investment Trust
2018-2, 4.00% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[6,7]	37,140,488	37,094,991
2019-1, 4.19% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[6,7]	9,000,000	8,997,996
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36[7]	28,382,961	16,908,748
2006-WMC3, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	13,170,076	9,599,381
2006-HE3, 2.65% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 11/25/36[7]	8,467,270	7,236,777
2006-WMC4, 2.61% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[7]	9,769,665	5,791,807
2006-WMC4, 2.57% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 12/25/36[7]	4,130,957	2,433,006

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36[7]	25,511,476	$15,753,086
2007-HE1, 2.72% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 11/25/36[7]	16,279,412	11,122,019
2007-HE6, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 05/25/37[7]	9,661,392	8,542,484
2006-HE6, 2.59% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 09/25/36[7]	5,266,625	2,573,966
2007-HE4, 2.72% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 02/25/37[7]	4,494,119	2,021,661
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 3.12% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[7]	39,273,455	38,922,574
FirstKey Master Funding
2017-R1, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/03/41[6,7]	39,813,814	38,393,652
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 2.85% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37[7]	30,751,803	15,855,713
2007-HE2, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	23,432,602	11,837,011
2007-HE4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[7]	9,414,518	7,256,998
2007-HE4, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[7]	2,942,700	2,056,672
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[6,7]	37,363,595	36,928,253
GSAA Home Equity Trust
2006-12, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	25,452,188	15,820,701
2006-3, 2.79% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 03/25/36[7]	18,037,048	12,899,977
2006-9, 2.97% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 06/25/36[7]	10,953,800	5,891,509

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2007-7, 2.76% (1 Month USD LIBOR + 0.27%) due 07/25/37[7]	2,044,244	$1,956,977
American Home Mortgage Assets Trust
2006-6, 2.70% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[7]	15,418,936	13,244,754
2006-1, 2.68% (1 Month USD LIBOR + 0.19%) due 05/25/46[7]	14,934,358	13,152,785
2006-3, 3.34% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46[7]	7,916,481	6,988,650
Long Beach Mortgage Loan Trust
2006-6, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/36[7]	17,189,698	9,009,386
2006-8, 2.65% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 09/25/36[7]	20,091,783	7,684,882
2006-4, 2.65% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/36[7]	12,644,768	5,599,952
2006-1, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 02/25/36[7]	5,037,370	4,074,797
2006-6, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 07/25/36[7]	5,352,664	2,755,668
2006-8, 2.58% (1 Month USD LIBOR + 0.09%, Rate Floor: 0.09%) due 09/25/36[7]	5,444,496	2,061,183
2006-6, 2.59% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 07/25/36[7]	3,098,544	1,580,674
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[6,9]	28,565,052	28,476,875
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[7]	26,727,273	13,535,456
2006-2, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[7]	20,389,564	10,243,193
Ameriquest Mortgage Securities Trust
2006-M3, 2.66% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36[7]	26,381,383	17,073,340
2006-M3, 2.59% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[7]	16,259,547	6,685,271

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

ACE Securities Corporation Home Equity Loan Trust Series
2007-HE1, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/37[7]	19,394,951	$12,679,804
2007-ASP1, 2.87% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 03/25/37[7]	14,139,578	8,381,139
Impac Secured Assets Trust
2006-3, 2.69% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 11/25/36[7]	20,495,753	19,033,940
GSAMP Trust
2007-NC1, 2.62% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[7]	25,210,026	16,315,341
IXIS Real Estate Capital Trust
2007-HE1, 2.65% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37[7]	27,142,567	9,434,952
2007-HE1, 2.72% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[7]	19,230,127	6,738,002
Nationstar Home Equity Loan Trust
2007-C, 2.66% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/37[7]	16,326,115	15,761,703
Master Asset Backed Securities Trust
2006-WMC3, 2.65% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[7]	12,620,419	6,068,682
2006-HE3, 2.59% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 08/25/36[7]	11,181,440	4,654,105
2006-HE3, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	9,400,921	3,949,430
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37[7]	15,990,620	13,544,332
Home Equity Loan Trust
2007-FRE1, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	13,652,978	12,741,469
Alternative Loan Trust
2007-OA7, 2.67% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[7]	12,672,504	12,275,738
Banc of America Funding Trust
2015-R2, 2.75% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[6,7]	10,000,000	9,714,599

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

First NLC Trust
2007-1, 2.77% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37[6,7]	8,845,993	$5,334,701
2007-1, 2.56% (1 Month USD LIBOR + 0.07%, Rate Floor: 0.07%) due 08/25/37[6,7]	6,708,200	3,934,297
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 2.72% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[7]	10,165,592	6,361,577
2007-HE4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[7]	4,121,428	2,853,689
Luminent Mortgage Trust
2006-2, 2.69% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[7]	8,653,177	7,954,747
CitiMortgage Alternative Loan Trust Series
2007-A7, 2.89% (1 Month USD LIBOR + 0.40%, Rate Cap/Floor: 7.50%/0.40%) due 07/25/37[7]	8,875,872	7,274,665
HSI Asset Securitization Corporation Trust
2007-HE1, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/25/37[7]	8,517,777	6,730,881
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.24% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[7]	7,289,433	6,441,396
Morgan Stanley Mortgage Loan Trust
2006-9AR, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	11,470,158	5,361,721
Nomura Resecuritization Trust
2015-4R, 1.75% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[6,7]	4,343,579	4,205,609
Alliance Bancorp Trust
2007-OA1, 2.73% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[7]	3,455,748	3,060,734
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[6,7]	1,587,714	1,503,987

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Morgan Stanley Re-REMIC Trust
2010-R5, 3.88% due 06/26/36[6]	1,286,062	$1,179,742
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[7]	857,818	838,253
Total Residential Mortgage Backed Securities		950,723,645

Commercial Mortgage Backed Securities - 2.7%
GAHR Commercial Mortgage Trust
2015-NRF, 3.38% (WAC) due 12/15/34[6,7]	88,357,227	86,985,724
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[6]	28,200,000	29,378,334
CGBAM Commercial Mortgage Trust
2015-SMRT, 3.79% (WAC) due 04/10/28[6,7]	16,864,000	16,998,379
2015-SMRT, 3.77% due 04/10/28[6]	1,400,000	1,411,072
GS Mortgage Securities Corporation Trust
2017-STAY, 4.63% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 07/15/32[6,7]	16,531,000	16,121,402
COMM Mortgage Trust
2014-UBS3, 2.84% due 06/10/47	14,774,683	14,761,145
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	7,450,000	7,428,933
Credit Suisse First Boston Mortgage Securities Corporation Series
2006-OMA, 5.63% due 05/15/23[6]	3,850,000	3,914,521
Vornado DP LLC Trust
2010-VNO, 4.74% due 09/13/28[6]	2,400,000	2,440,855
2010-VNO, 6.36% due 09/13/28[6]	840,000	866,965
GE Business Loan Trust
2007-1A, 2.93% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 04/16/35[6,7]	1,553,713	1,490,480
2007-1A, 2.65% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[6,7]	1,150,898	1,128,646
GS Mortgage Securities Trust
2014-GSFL, 6.03% (1 Month USD LIBOR + 3.90%, Rate Floor: 3.90%) due 07/15/31[6,7]	2,389,143	2,389,836
JP Morgan Chase Commercial Mortgage Securities Trust
2009-IWST, 5.63% due 12/05/27[6]	1,295,000	1,308,077

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

JPMBB Commercial Mortgage Securities Trust
2015-C28, 2.77% due 10/15/48	1,278,859	$1,276,150
Total Commercial Mortgage Backed Securities		187,900,519

Government Agency - 0.4%
Fannie Mae
3.00% due 02/01/57	24,636,249	24,339,937

Military Housing - 0.2%
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,6	9,000,000	9,756,237
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[6]	5,733,790	6,313,513
Total Military Housing		16,069,750
Total Collateralized Mortgage Obligations
(Cost $1,206,111,521)		1,179,033,851

CORPORATE BONDS†† - 11.5%
Financial - 6.3%
Station Place Securitization Trust
3.09% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/24/19[6,7]	62,550,000	62,550,000
3.18% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[6,7]	30,500,000	30,500,000
3.18% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[7]	3,000,000	3,000,000
Barclays Bank plc
3.22% due 10/31/19†††	40,600,000	40,600,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27	28,388,000	28,829,889
Synchrony Bank
3.23% (3 Month USD LIBOR + 0.63%) due 03/30/20[7]	25,800,000	25,837,668
Citigroup, Inc.
3.54% (3 Month USD LIBOR + 0.93%) due 06/07/19[7]	19,910,000	19,940,364
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[6]	18,240,000	18,250,514
Lloyds Bank Corporate Markets plc NY
3.10% (3 Month USD LIBOR + 0.37%) due 08/05/20[7]	18,210,000	18,244,198
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.63% due 10/30/20	9,850,000	10,081,465
4.25% due 07/01/20	8,000,000	8,107,823
Credit Suisse AG NY
3.14% (3 Month USD LIBOR + 0.40%) due 07/31/20[7]	18,140,000	18,139,895
Standard Chartered Bank
3.14% (3 Month USD LIBOR + 0.40%) due 08/04/20[7]	18,120,000	18,124,635
Morgan Stanley
5.50% due 07/24/20	17,500,000	18,095,971
Ventas Realty Limited Partnership / Ventas Capital Corp.
2.70% due 04/01/20	17,800,000	17,761,416

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Capital One Financial Corp.
2.50% due 05/12/20	7,370,000	$7,349,157
3.20% (3 Month USD LIBOR + 0.45%) due 10/30/20[7]	6,745,000	6,747,833
3.46% (3 Month USD LIBOR + 0.76%) due 05/12/20[7]	2,741,000	2,752,814
Alexandria Real Estate Equities, Inc.
2.75% due 01/15/20	15,530,000	15,503,233
UBS AG
3.17% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[6,7]	14,689,000	14,741,880
Atlas Mara Ltd.
8.00% due 12/31/20	14,400,000	12,698,179
American International Group, Inc.
6.40% due 12/15/20	10,339,000	10,933,437
Discover Bank
3.10% due 06/04/20	9,148,000	9,168,681
Santander UK plc
3.04% (3 Month USD LIBOR + 0.30%) due 11/03/20[7]	8,300,000	8,289,299
Jefferies Group LLC
8.50% due 07/15/19	4,700,000	4,773,769
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[6]	4,135,000	4,072,975
ERP Operating, LP
4.75% due 07/15/20	2,500,000	2,551,660
Univest Financial Corp.
5.10% due 03/30/25[12]	2,500,000	2,505,708
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	2,120,000	2,117,131
Hospitality Properties Trust
5.25% due 02/15/26	1,567,000	1,597,911
Danske Bank A/S
3.19% (3 Month USD LIBOR + 0.58%) due 09/06/19[6,7]	1,000,000	999,326
Total Financial		444,866,831

Consumer, Non-cyclical - 1.9%
Mondelez International, Inc.
3.00% due 05/07/20	20,210,000	20,256,827
Reynolds American, Inc.
3.25% due 06/12/20	20,093,000	20,121,654
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20	16,539,000	16,498,406
Allergan Funding SCS
3.85% (3 Month USD LIBOR + 1.26%) due 03/12/20[7]	11,575,000	11,673,890
3.00% due 03/12/20	2,215,000	2,213,665
Cigna Corp.
3.20% due 09/17/20[6]	7,850,000	7,892,314
2.96% (3 Month USD LIBOR + 0.35%) due 03/17/20[6,7]	5,816,000	5,810,793
Molson Coors Brewing Co.
2.25% due 03/15/20	13,717,000	13,629,207
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	8,540,000	8,675,370
S&P Global, Inc.
3.30% due 08/14/20	8,135,000	8,204,128
Kraft Heinz Foods Co.
2.80% due 07/02/20	5,663,000	5,655,771
3.12% (3 Month USD LIBOR + 0.42%) due 08/09/19[7]	2,386,000	2,386,933
Constellation Brands, Inc.
2.25% due 11/06/20	5,236,000	5,183,922

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Allergan Incorporated/United States
3.38% due 09/15/20	4,210,000	$4,229,750
Quest Diagnostics, Inc.
2.50% due 03/30/20	2,260,000	2,252,533
Vector Group Ltd.
6.13% due 02/01/25[6]	2,500,000	2,219,500
Sysco Corp.
2.60% due 10/01/20	997,000	995,430
Total Consumer, Non-cyclical		137,900,093

Industrial - 1.2%
Encore Capital Group, Inc.
5.63% due 08/11/24†††	39,600,000	38,813,815
Harris Corp.
2.70% due 04/27/20	16,800,000	16,737,091
Molex Electronic Technologies LLC
2.88% due 04/15/20[6]	12,035,000	12,014,397
Yamana Gold, Inc.
4.76% due 03/23/22†††	4,750,000	4,719,335
4.78% due 06/10/23†††	550,000	543,402
Aviation Capital Group LLC
7.13% due 10/15/20[6]	4,500,000	4,749,313
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[8]	1,492,513	1,370,604
GATX Corp.
2.60% due 03/30/20	1,209,000	1,205,237
Vulcan Materials Co.
3.21% (3 Month USD LIBOR + 0.60%) due 06/15/20[7]	1,050,000	1,048,503
Penske Truck Leasing Company Lp / PTL Finance Corp.
3.05% due 01/09/20[6]	500,000	500,030
Total Industrial		81,701,727

Utilities - 0.6%
NextEra Energy Capital Holdings, Inc.
3.06% (3 Month USD LIBOR + 0.45%) due 09/28/20[7]	17,820,000	17,819,950
Exelon Corp.
2.85% due 06/15/20	14,396,000	14,380,334
Southern Co.
3.10% due 09/30/20	3,880,000	3,883,256
PSEG Power LLC
5.13% due 04/15/20	2,545,000	2,601,358
Total Utilities		38,684,898

Technology - 0.4%
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	17,902,000	17,806,228
Fidelity National Information Services, Inc.
3.63% due 10/15/20	10,480,000	10,590,150
CA, Inc.
5.38% due 12/01/19	2,122,000	2,151,003
Total Technology		30,547,381

Basic Materials - 0.4%
Yamana Gold, Inc.
4.95% due 07/15/24	14,734,000	15,144,637
4.63% due 12/15/27	3,200,000	3,130,620
Newmont Mining Corp.
5.13% due 10/01/19	9,680,000	9,787,354
Eldorado Gold Corp.
6.13% due 12/15/20[6]	740,000	724,238
Mirabela Nickel Ltd.
9.50% due 06/24/19[8,10]	1,885,418	188,542
Total Basic Materials		28,975,391

Communications - 0.4%
Cengage Learning, Inc.
9.50% due 06/15/24[6]	8,100,000	6,682,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Deutsche Telekom International Finance BV
2.23% due 01/17/20[6]		5,985,000	$5,951,560
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]		6,510,000	5,208,000
Juniper Networks, Inc.
3.30% due 06/15/20		3,900,000	3,915,159
Telefonica Emisiones SAU
5.13% due 04/27/20		2,885,000	2,951,659
MDC Partners, Inc.
6.50% due 05/01/24[6]		2,905,000	2,403,888
EIG Investors Corp.
10.88% due 02/01/24		270,000	283,500
Total Communications			27,396,266

Energy - 0.3%
ONEOK Partners, LP
3.80% due 03/15/20		16,350,000	16,446,479
Reliance Holding USA, Inc.
4.50% due 10/19/20[6]		3,750,000	3,816,016
Florida Gas Transmission Co. LLC
5.45% due 07/15/20[6]		1,420,000	1,464,055
Basic Energy Services, Inc.
10.75% due 10/15/23[6]		1,500,000	1,200,000
Total Energy			22,926,550
Total Corporate Bonds
(Cost $816,288,922)			812,999,137

SENIOR FLOATING RATE INTERESTS††,7 - 7.7%
Technology - 2.1%
Misys Ltd.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24		26,206,732	25,240,490
Epicor Software
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/01/22		20,247,733	19,991,397
EIG Investors Corp.
6.39% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23		13,010,402	12,929,087
Datix Bidco Ltd.
7.28% (6 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/21/25†††,1		9,112,505	9,033,675
10.53% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††,1		461,709	457,383
Planview, Inc.
7.75% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1		8,797,010	8,797,010
Nimbus Acquisitions Bidco Ltd.
7.25% (3 Month GBP LIBOR + 6.25%, Rate Floor: 7.25%) (in-kind rate was 1.00%) due 07/15/21†††,1,18	GBP	5,194,495	6,722,356
8.88% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) (in-kind rate was 1.00%) due 07/15/21†††,1,18		1,848,904	1,811,793
Cvent, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24		8,183,668	7,999,536

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Lytx, Inc.
9.25% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	7,882,394	$7,738,665
Optiv, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24	7,667,183	7,302,992
LANDesk Group, Inc.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24	6,353,509	6,301,919
Bullhorn, Inc.
9.40% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	5,378,745	5,354,346
9.39% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	222,254	201,984
Peak 10 Holding Corp.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	4,938,492	4,509,486
Neustar, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	3,649,943	3,511,538
Greenway Health LLC
6.35% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	3,563,728	3,278,630
24-7 Intouch, Inc.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	3,184,000	3,040,720
Brave Parent Holdings, Inc.
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	2,772,184	2,735,231
Ministry Brands LLC
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22	2,694,257	2,680,784
Solera LLC
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 03/03/21†††,1	2,700,000	2,553,372
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25	2,094,750	2,032,285
MRI Software LLC
8.00% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 06/30/23	1,445,783	1,431,326
8.30% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 06/30/23	164,401	162,757
8.10% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 06/30/23	23,000	22,770
8.00% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 06/30/23†††,1	7,000	6,528

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Kar Finland Bidco Oy
4.50% (3 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/27/23†††	EUR	1,000,000	$1,110,737
Aspect Software, Inc.
7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24		697,036	556,883
Targus Group International, Inc.
15.13% (3 Month USD LIBOR + 11.50%, Rate Floor: 14.75%) due 08/01/25†††,1,2,10		152,876	—
Total Technology			147,515,680

Consumer, Cyclical - 1.7%
Petco Animal Supplies, Inc.
5.99% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23		15,011,054	11,378,379
Mavis Tire Express Services Corp.
5.74% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25		11,657,673	11,337,088
AVSC Holding Corp.
5.76% ((1 Month USD LIBOR + 3.25%) and (3 Month USD LIBOR + 3.25%), Rate Floor: 4.25%) due 03/03/25		7,383,571	7,180,523
Accuride Corp.
7.85% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23		7,717,180	6,405,260
Zephyr Bidco Ltd.
8.23% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP	4,650,417	6,002,011
EG Finco Ltd.
6.60% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25		4,287,531	4,182,486
5.60% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 02/07/25	GBP	992,500	1,254,434
WESCO
6.56% ((3 Month USD LIBOR + 4.25%) and (Commercial Prime Lending Rate + 3.25%), Rate Floor: 5.25%) due 06/14/24†††,1	CAD	4,000,000	2,981,191
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††,1		2,382,000	2,371,694
IRB Holding Corp.
5.74% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/05/25		5,110,440	4,976,291
CD&R Firefly Bidco Ltd.
5.41% (3 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 06/23/25	GBP	3,800,000	4,863,895

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Leslie’s Poolmart, Inc.
6.08% (2 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23		4,442,200	$4,293,209
Power Solutions (Panther)
due 03/14/26[3]		4,000,000	3,952,520
Alexander Mann
6.23% (1 Month GBP LIBOR + 5.50%, Rate Floor: 5.50%) due 06/16/25	GBP	3,000,000	3,753,487
Galls LLC
8.83% (2 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††,1		3,133,989	3,104,550
8.81% ((1 Month USD LIBOR + 6.25%) and (2 Month USD LIBOR + 6.25%), Rate Floor: 7.25%) due 01/31/25†††,1		351,283	347,984
8.87% ((1 Month USD LIBOR + 6.25%) and (Commercial Prime Lending Rate + 5.25%), Rate Floor: 7.25%) due 01/31/24†††,1		323,111	289,150
CPI Acquisition, Inc.
7.35% (3 Month USD LIBOR + 4.50%, Rate Floor: 6.50%) due 08/17/22		5,602,372	3,722,776
Truck Hero, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/22/24		3,712,217	3,574,159
SHO Holding I Corp.
7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22		3,719,464	3,459,101
EnTrans International, LLC
8.50% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24		3,434,375	3,382,859
Lands’ End, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/02/21		3,216,146	3,060,709
Blue Nile, Inc.
9.13% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23		3,193,750	3,050,031
Belk, Inc.
7.45% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22		3,666,539	2,948,007
At Home Holding III Corp.
6.24% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22		2,936,597	2,870,524
Checkers Drive-In Restaurants, Inc.
6.88% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24		3,391,102	2,842,863

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Nellson Nutraceutical (US)
6.86% ((3 Month USD LIBOR + 4.25%) and (Commercial Prime Lending Rate + 3.25%), Rate Floor: 5.25%) due 12/23/21		2,404,575	$2,272,323
AI Aqua Zip Bidco Pty Ltd.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23		1,970,740	1,888,620
IBC Capital Ltd.
6.36% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23		1,909,728	1,848,865
Comet Bidco Ltd.
7.63% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 09/30/24		1,584,040	1,540,479
Acosta, Inc.
6.38% ((1 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate + 2.25%), Rate Floor: 4.25%) due 09/26/19		2,647,161	1,217,694
K & N Parent, Inc.
7.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/20/23		973,950	958,532
Richmond UK Bidco Ltd.
4.98% (1 Month GBP LIBOR + 4.25%, Rate Floor: 4.25%) due 03/03/24	GBP	749,186	923,322
Safe Fleet Holdings LLC
5.49% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/03/25		734,450	713,335
SMG US Midco 2, Inc.
9.50% (1 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 01/23/26		600,000	604,500
American Tire Distributors, Inc.
8.66% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		249,634	244,641
10.13% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		166,008	147,747
Total Consumer, Cyclical			119,945,239

Industrial - 1.4%
DAE Aviation
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/07/22		14,261,172	14,270,156
USIC Holding, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/08/23		6,676,116	6,495,327

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Tronair Parent, Inc.
7.56% ((1 Month USD LIBOR + 4.75%) and (12 Month USD LIBOR + 4.75%), Rate Floor: 5.75%) due 09/08/23		6,600,349	$6,435,340
KUEHG Corp. (KinderCare)
6.35% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/21/25		6,016,873	5,932,877
CPG International LLC
6.63% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/05/24		5,899,754	5,840,756
Arctic Long Carriers
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23		5,305,500	5,133,071
Diversitech Holdings, Inc.
5.60% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/03/24		4,316,244	4,148,990
10.10% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25		1,000,000	960,000
PT Intermediate Holdings III LLC
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/09/24		3,985,118	3,905,415
10.50% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 12/08/25		400,000	392,000
Hillman Group, Inc.
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25		4,371,975	4,164,306
Titan Acquisition Ltd. (Husky)
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		4,306,500	3,996,432
Coveris Rigid
4.50% (6 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 07/28/25	EUR	3,175,000	3,515,476
Lineage Logistics LLC
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/27/25		3,373,462	3,270,167
Flex Acquisition Company, Inc.
5.88% ((1 Month USD LIBOR + 3.25%) and (3 Month USD LIBOR + 3.25%), Rate Floor: 3.25%) due 06/29/25		3,283,500	3,176,786
YAK MAT (YAK ACCESS LLC)
12.49% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		3,400,000	2,694,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Hanjin International Corp.
4.98% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/19/20		2,600,000	$2,567,500
Fortis Solutions Group LLC
6.99% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/15/23†††,1		2,552,179	2,552,178
Pelican Products, Inc.
5.98% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25		2,487,500	2,446,033
Bioplan USA, Inc.
7.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21		2,627,545	2,408,592
Dimora Brands, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/24/24		2,464,975	2,397,188
BWAY Holding Co.
6.03% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24		1,890,380	1,841,703
Bhi Investments LLC
7.10% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24		1,543,208	1,523,918
National Technical Systems
8.74% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/12/21†††,1		1,557,329	1,506,716
Survitec
6.15% (6 Month GBP LIBOR + 5.25%, Rate Floor: 5.25%) due 03/12/22	GBP	1,125,000	1,166,085
4.75% (6 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 03/12/22	EUR	300,000	270,811
SLR Consulting Ltd.
6.49% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††,1		1,190,970	1,162,203
Safety Bidco Ltd.
5.23% (1 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 10/25/24†††,1	GBP	850,000	1,098,178
Klockner Pentaplast of America, Inc.
4.75% (3 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 06/30/22	EUR	1,100,000	1,089,140
API Heat Transfer
8.60% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/01/24		958,276	857,657
8.60% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 10/02/23		170,967	153,870
Duran Group Holding GMBH
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/29/24	EUR	439,412	478,211

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 12/20/24	EUR	150,000	$163,245
Transcendia Holdings, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24		641,875	604,165
Wencor Group
6.00% ((1 Month USD LIBOR + 3.50%) and (Commercial Prime Lending Rate + 2.50%), Rate Floor: 3.50%) due 06/19/19		69,231	67,500
Total Industrial			98,686,492

Communications - 0.9%
Cengage Learning Acquisitions, Inc.
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23		19,869,839	17,833,180
Dominion Web Solutions LLC
9.00% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/17/24†††,1		10,900,138	10,759,268
Mcgraw-Hill Global Education Holdings LLC
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22		9,849,211	9,036,651
Authentic Brands
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24		5,910,560	5,788,684
Flight Bidco, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25		3,945,535	3,879,763
10.00% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26		1,000,000	975,000
Market Track LLC
6.83% (2 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24		4,186,250	3,935,075
Resource Label Group LLC
7.30% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23		1,957,895	1,923,631
11.30% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23		1,500,000	1,473,750
SFR Group S.A.
6.48% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26		1,795,500	1,716,498
Imagine Print Solutions LLC
7.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22		1,617,000	1,491,682

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Liberty Cablevision of Puerto Rico LLC
5.98% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 01/07/22	1,355,000	$1,340,610
Houghton Mifflin Co.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	1,390,585	1,312,365
Total Communications		61,466,157

Consumer, Non-cyclical - 0.8%
Springs Window Fashions
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25	6,315,841	6,228,998
10.99% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	5,500,000	4,992,350
Diamond (BC) B.V.
5.74% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	11,217,844	10,755,108
IHC Holding Corp.
9.35% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 04/30/21†††,1	6,914,848	6,878,727
6.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 04/30/21†††,1	1,350,731	1,343,676
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.98% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	4,691,996	4,621,616
AI Aqua Zip Bidco Pty Ltd.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23	4,294,998	4,101,723
Smart & Final Stores LLC
6.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/15/22	3,200,000	3,042,656
BCPE Eagle Buyer LLC
6.88% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	2,847,910	2,726,873
Affordable Care Holdings Corp.
7.31% (2 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/24/22	2,716,660	2,580,827
CTI Foods Holding Co. LLC
10.00% (Commercial Prime Lending Rate + 2.50%, Rate Floor: 3.50%) due 06/29/20	2,585,000	1,296,817
10.50% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 07/10/19	631,361	618,734

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 06/28/21	1,035,000	$51,750
Acosta, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 09/26/21	2,422,045	1,114,141
6.07% ((3 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate + 2.25%), Rate Floor: 3.25%) due 09/26/19	1,672,241	769,231
CPI Holdco LLC
6.24% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/21/24	1,900,460	1,876,704
One Call Medical, Inc.
7.73% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/27/22	2,198,894	1,856,241
Certara, Inc.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24	1,667,268	1,650,596
Give and Go Prepared Foods Corp.
6.85% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/29/23	1,679,919	1,530,826
Executive Consulting Group LLC
7.10% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/20/24†††,1	948,713	940,447
Nellson Nutraceutical (CAD)
6.86% ((3 Month USD LIBOR + 4.25%) and (Commercial Prime Lending Rate + 3.25%), Rate Floor: 5.25%) due 12/23/21	988,551	934,181
Recess Holdings, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	787,526	767,184
Moran Foods LLC
8.60% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/05/23	1,346,556	762,487
Total Consumer, Non-cyclical		61,441,893

Energy - 0.3%
Permian Production Partners LLC
8.49% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	11,886,875	11,411,400
SeaPort Financing LLC
8.00% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25	3,142,125	3,126,414
Gavilan Resources LLC
8.49% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 03/01/24	2,050,000	1,590,800

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Summit Midstream Partners, LP
8.50% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22		1,573,000	$1,556,609
Ultra Petroleum, Inc.
6.49% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 04/12/24		1,561,000	1,348,314
Total Energy			19,033,537

Financial - 0.2%
USI, Inc.
5.60% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24		4,552,084	4,407,920
Camelia Bidco Banc Civica
5.60% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP	3,000,000	3,868,245
Aretec Group, Inc.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25		3,890,250	3,835,125
Masergy Holdings, Inc.
5.85% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/15/23		3,632,891	3,546,610
Northstar Financial Services LLC
6.08% ((2 Month USD LIBOR + 3.50%) and (1 Month USD LIBOR + 3.50%), Rate Floor: 4.25%) due 05/25/25		1,333,959	1,309,507
PSS Companies
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 01/28/20		832,478	832,478
Total Financial			17,799,885

Basic Materials - 0.2%
GrafTech Finance, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25		4,715,100	4,697,418
Dubois Chemicals, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 03/15/24		3,291,098	3,233,503
Vectra Co.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25		2,729,375	2,592,060
ICP Industrial, Inc.
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23		2,473,697	2,461,328
LTI Holdings, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25		1,492,500	1,434,039

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

PMHC II, Inc. (Prince)
6.17% ((1 Month USD LIBOR + 3.50%) and (3 Month USD LIBOR + 3.50%), Rate Floor: 4.50%) due 03/29/25	1,386,000	$1,345,002
ASP Chromaflo Dutch I B.V.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 11/20/23	755,336	746,839
ASP Chromaflo Intermediate Holdings, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 11/20/23	580,885	574,350
Total Basic Materials		17,084,539

Utilities - 0.1%
MRP Generation Holding
9.60% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	3,412,500	3,267,469
Panda Power
9.10% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	2,181,675	1,952,599
Total Utilities		5,220,068
Total Senior Floating Rate Interests
(Cost $574,908,442)		548,193,490

U.S. GOVERNMENT SECURITIES†† - 3.1%
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[13]	215,363,818	217,144,496
Total U.S. Government Securities
(Cost $215,699,783)		217,144,496

U.S. TREASURY BILLS†† - 2.5%
U.S. Treasury Bills
2.43% due 07/18/19[14]	100,000,000	99,291,625
2.39% due 04/02/19[14]	25,000,000	24,998,353
2.40% due 04/11/19[14]	25,000,000	24,983,511
2.44% due 07/05/19[14]	25,000,000	24,843,756
Total U.S. Treasury Bills
(Cost $174,091,703)		174,117,245

MUNICIPAL BONDS†† - 0.1%
Florida - 0.1%
Florida Department of Environmental Protection Revenue Bonds
7.05% due 07/01/19	5,900,000	5,964,487
Total Municipal Bonds
(Cost $5,997,480)		5,964,487

SENIOR FIXED RATE INTERESTS††† - 0.1%
Communications - 0.1%
MHGE Parent LLC
11.00% due 04/20/22[1]	4,700,000	4,194,750
Total Senior Fixed Rate Interests
(Cost $4,610,065)		4,194,750

COMMERCIAL PAPER†† - 3.6%
Ryder System, Inc.
2.65% due 04/05/19[14]	22,500,000	22,493,200
2.72% due 04/22/19[14]	10,000,000	9,984,133

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Waste Management, Inc.
2.70% due 04/03/19[6,14]	16,000,000	$15,997,600
2.70% due 04/02/19[6,14]	9,000,000	8,999,325
Mondelez International, Inc.
3.00% due 04/12/19[6,14]	25,000,000	24,974,061
Anheuser-Busch InBev Worldwide, Inc.
2.70% due 04/22/19[6,14]	25,000,000	24,960,625
Schlumberger Holdings Corp.
2.90% due 04/17/19[6,14]	23,200,000	23,167,001
International Paper Co.
2.70% due 04/01/19[6,14]	20,000,000	20,000,000
American Water Capital Corp.
2.67% due 04/02/19[6,14]	20,000,000	19,998,517
Lowes Cos., Inc.
2.70% due 04/01/19[14]	16,000,000	16,000,000
Astrazeneca plc
2.95% due 05/15/19[6,14]	15,000,000	14,948,163
Rogers Communications, Inc.
2.70% due 04/16/19[6,14]	11,000,000	10,987,396
Nextera Energy Capital Holdings Inc.
2.85% due 04/03/19[6,14]	10,000,000	9,996,326
UDR, Inc.
2.70% due 04/15/19[6,14]	10,000,000	9,989,500
Walgreens Boots Alliance, Inc.
3.28% due 07/22/19[14]	10,000,000	9,907,297
Duke Energy Corp.
2.70% due 05/08/19[6,14]	9,000,000	8,972,470
Total Commercial Paper
(Cost $251,374,169)		251,375,614

REPURCHASE AGREEMENTS††,15 - 3.2%
BNP Paribas
issued 03/27/19 at 2.92% due 05/01/19	45,698,666	45,698,666
issued 02/01/19 at 2.92% due 05/01/19	44,034,505	44,034,505
issued 01/31/19 at 2.10% open maturity[16]	93,500	93,500
issued 02/06/19 at 2.10% open maturity[16]	83,475	83,475
Barclays
issued 03/28/19 at 2.74% (1 Month USD LIBOR + 0.25%) due 04/29/19[7]	22,650,000	22,650,000
issued 03/13/19 at 1.80% open maturity[16]	11,668,687	11,668,687
issued 03/06/19 at (2.00)% open maturity[16]	967,500	967,500
issued 03/06/19 at (0.13)% open maturity[16]	882,000	882,000
issued 03/13/19 at (2.50)% open maturity[16]	861,750	861,750
issued 03/06/19 at (2.25)% open maturity[16]	483,750	483,750

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

issued 01/30/19 at (2.50)% open maturity[16]	284,625	$284,625
issued 03/11/19 at 1.50% open maturity[16]	225,312	225,312
issued 03/13/19 at 0.25% open maturity[16]	216,000	216,000
issued 03/13/19 at 2.00% open maturity[16]	203,500	203,500
issued 03/15/19 at 1.60% open maturity[16]	103,263	103,263
Nomura Securities International, Inc.
issued 03/18/19 at 2.88% due 04/18/19	26,366,000	26,366,000
Deutsche Bank
issued 01/30/19 at 3.10% due 04/30/19	22,787,000	22,787,000
issued 03/04/19 at 3.10% due 04/30/19	524,000	524,000
Citigroup Global Markets
issued 03/15/19 at 2.10% open maturity[16]	16,389,000	16,389,000
issued 03/07/19 at 2.05% open maturity[16]	1,278,000	1,278,000
issued 03/05/19 at 1.50% open maturity[16]	1,104,000	1,104,000
issued 03/05/19 at 0.00% open maturity[16]	661,000	661,000
issued 03/05/19 at 1.60% open maturity[16]	551,000	551,000
issued 03/07/19 at 1.80% open maturity[16]	458,000	458,000
issued 02/07/19 at 2.10% open maturity[16]	406,000	406,000
issued 03/05/19 at (0.25)% open maturity[16]	331,000	331,000
issued 02/14/19 at 2.10% open maturity[16]	230,000	230,000
issued 02/04/19 at 2.10% open maturity[16]	200,000	200,000
issued 03/15/19 at 1.80% open maturity[16]	139,000	139,000
issued 01/31/19 at 2.10% open maturity[16]	90,750	90,750
issued 02/06/19 at 2.10% open maturity[16]	82,000	82,000
issued 02/08/19 at 2.10% open maturity[16]	56,000	56,000
Bank of America Merrill Lynch
issued 03/12/19 at 2.15% open maturity[16]	19,675,600	19,675,600
issued 02/13/19 at 2.15% open maturity[16]	652,285	652,285
issued 02/12/19 at 2.10% open maturity[16]	131,075	131,075
issued 02/08/19 at 2.10% open maturity[16]	56,100	56,100
Jefferies & Company, Inc.
issued 03/14/19 at 5.49% due 04/12/19	1,354,000	1,354,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

issued 03/19/19 at 5.58% due 04/18/19	1,177,000	$1,177,000
Total Repurchase Agreements
(Cost $223,155,343)		223,155,343

	Contracts

LISTED OPTIONS PURCHASED† - 0.1%
Put options on:
Eurodollar Futures Expiring December 2019 with strike price of $97.63 (Notional Value $4,287,225,800)	17,576	8,128,900
Total Listed Options Purchased
(Cost $18,740,866)		8,128,900

Total Investments - 100.2%
(Cost $7,190,132,390)		$7,088,491,052

	Face Amount~

CORPORATE BONDS SOLD SHORT†† - (0.8%)
Enova International, Inc.
8.50% due 09/15/25[6]	(110,000)	(102,437)
Herc Rentals, Inc.
7.75% due 06/01/24[6]	(200,000)	(212,250)
Envision Healthcare Corp.
8.75% due 10/15/26[6]	(900,000)	(802,125)
Harley-Davidson, Inc.
3.50% due 07/28/25	(1,330,000)	(1,292,364)
Park-Ohio Industries, Inc.
6.63% due 04/15/27	(1,400,000)	(1,393,000)
Staples, Inc.
8.50% due 09/15/25[6]	(1,600,000)	(1,746,000)

Gogo Intermediate Holdings LLC / Gogo Finance Company, Inc.
12.50% due 07/01/22[6]	(1,700,000)	(1,836,000)
Univision Communications, Inc.
5.13% due 05/15/23[6]	(510,000)	(482,906)
5.13% due 02/15/25[6]	(1,740,000)	(1,620,375)
Flex Ltd.
4.75% due 06/15/25	(2,210,000)	(2,275,061)
Quorum Health Corp.
11.63% due 04/15/23	(2,700,000)	(2,416,500)
Tenet Healthcare Corp.
8.13% due 04/01/22	(2,425,000)	(2,608,936)
Seagate HDD Cayman
4.75% due 01/01/25	(8,000,000)	(7,772,590)
Mylan N.V.
3.95% due 06/15/26	(8,640,000)	(8,242,812)
Spirit AeroSystems, Inc.
4.60% due 06/15/28	(10,110,000)	(10,168,414)
Dollar Tree, Inc.
4.00% due 05/15/25	(15,080,000)	(15,243,675)
Total Corporate Bonds Sold Short
(Proceeds $56,423,761)		(58,215,445)

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Contracts	Value

LISTED OPTIONS WRITTEN† - 0.0%
Put options on:
Eurodollar Futures Expiring December 2019 with strike price of $97.00 (Notional Value $4,287,225,800)	17,576	$(219,700)
Total Listed Options Written
(Premiums received $5,818,355)		(219,700)
Total Securities Sold Short - (0.8)%
(Proceeds $62,242,116)		$(58,435,145)
Other Assets & Liabilities, net - 0.6%		45,370,090
Total Net Assets - 100.0%		$7,075,425,997

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
BofA Merrill Lynch	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23

Counterparty	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Merrill Lynch	$1,245,395,000	$(24,150,750)	$(13,881,684)	$(10,269,066)

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index/Reference Obligation	Protection Premium Rate	Payment Frequency	Maturity Date
Goldman Sachs International	L Brands, Inc.	1.00%	Quarterly	06/20/24
Morgan Stanley Capital Services LLC	CDX.NA.IG.31	1.00%	Quarterly	12/20/23
Goldman Sachs International	CDX.NA.IG.31	1.00%	Quarterly	12/20/23

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Counterparty	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs International	$410,000	$41,435	$43,454	$(2,019)
Morgan Stanley Capital Services LLC	73,830,000	(1,051,365)	(17,388)	(1,033,977)
Goldman Sachs International	166,350,000	(2,368,882)	(281,393)	(2,087,489)
		$(3,378,812)	$(255,327)	$(3,123,485)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.92%	Quarterly	01/31/20
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.18%	Quarterly	11/07/23
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21

Counterparty	Notional Amount	Value	Premiums Paid (Received)	Unrealized Depreciation**
BofA Merrill Lynch	$10,276,000	$(18,988)	$239	$(19,227)
BofA Merrill Lynch	9,744,000	(25,528)	231	(25,759)
BofA Merrill Lynch	16,742,000	(32,311)	248	(32,559)
BofA Merrill Lynch	97,955,000	(152,846)	322	(153,168)
BofA Merrill Lynch	63,000,000	(2,424,290)	(11,476)	(2,412,814)
BofA Merrill Lynch	830,000,000	(16,757,244)	184,216	(16,941,460)
		$(19,411,207)	$173,780	$(19,584,987)

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation
Goldman Sachs International	96,492,000	EUR	05/17/19	$110,790,984	$108,680,654	$2,110,330
Bank of America, N.A.	10,421,000,000	JPY	01/21/20	97,955,539	96,257,610	1,697,929
Goldman Sachs International	116,000,000	BRL	07/01/19	30,784,746	29,469,673	1,315,073
Citibank N.A., New York	117,600,000	BRL	07/01/19	31,099,181	29,876,151	1,223,030
Citibank N.A., New York	438,900,000	BRL	04/01/19	113,396,620	112,204,724	1,191,896

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation
Goldman Sachs International	60,534,000	EUR	05/10/19	$68,895,588	$68,137,963	$757,625
Bank of America, N.A.	36,150,000	EUR	04/05/19	41,308,641	40,569,054	739,587
JPMorgan Chase Bank, N.A.	35,130,000	EUR	05/10/19	40,252,612	39,542,847	709,765
Morgan Stanley Capital Services LLC	4,415,000,000	JPY	04/08/19	40,563,199	39,861,075	702,124
Goldman Sachs International	52,118,000	CAD	05/01/19	39,581,688	39,041,386	540,302
Bank of America, N.A.	27,880,000	EUR	05/10/19	31,837,566	31,382,139	455,427
JPMorgan Chase Bank, N.A.	167,500,000	BRL	10/01/19	42,637,139	42,208,311	428,828
JPMorgan Chase Bank, N.A.	28,110,000	CAD	05/02/19	21,452,504	21,057,631	394,873
Goldman Sachs International	33,816,000	CAD	05/08/19	25,692,866	25,335,976	356,890
Goldman Sachs International	28,300,000	CAD	05/16/19	21,546,837	21,207,565	339,272
Citibank N.A., New York	27,336,000	EUR	05/17/19	31,125,195	30,789,022	336,173
Goldman Sachs International	2,324,000,000	JPY	04/08/19	21,257,582	20,982,364	275,218
Goldman Sachs International	2,053,000,000	JPY	04/10/19	18,779,987	18,538,986	241,001
Bank of America, N.A.	13,493,000	CAD	05/01/19	10,325,735	10,107,552	218,183
JPMorgan Chase Bank, N.A.	29,290,000	CAD	04/18/19	22,135,815	21,933,677	202,138
Goldman Sachs International	14,042,000	CAD	05/07/19	10,712,991	10,520,424	192,567
JPMorgan Chase Bank, N.A.	13,580,000	CAD	05/03/19	10,353,316	10,173,246	180,070
Barclays Bank plc	22,986,000	GBP	04/12/19	30,130,693	29,953,039	177,654
Barclays Bank plc	25,794,000	CAD	04/24/19	19,493,601	19,318,700	174,901
Morgan Stanley Capital Services LLC	593,400,000	JPY	04/04/19	5,526,426	5,355,601	170,825
Bank of America, N.A.	26,825,000	CAD	05/15/19	20,271,444	20,101,709	169,735
Barclays Bank plc	58,100,000	DKK	06/03/19	8,944,172	8,781,047	163,125
Bank of America, N.A.	31,310,000	CAD	04/17/19	23,596,441	23,445,740	150,701
JPMorgan Chase Bank, N.A.	20,700,000	CAD	05/09/19	15,659,065	15,509,467	149,598
Goldman Sachs International	10,885,000	CAD	05/03/19	8,301,746	8,154,329	147,417
Goldman Sachs International	5,950,000	GBP	04/01/19	7,893,800	7,749,515	144,285
Goldman Sachs International	1,400,000,000	HUF	04/24/19	5,025,368	4,900,055	125,313

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
BNP Paribas	1,000,000,000	HUF	04/24/19	$3,611,286	$3,500,039	$111,247
Barclays Bank plc	13,725,000	CAD	04/17/19	10,384,353	10,277,636	106,717
JPMorgan Chase Bank, N.A.	13,800,000	CAD	05/14/19	10,446,711	10,340,969	105,742
Bank of America, N.A.	1,300,000,000	HUF	04/24/19	4,655,327	4,550,051	105,276
Goldman Sachs International	2,766,200,000	JPY	05/28/19	25,176,798	25,073,805	102,993
Morgan Stanley Capital Services LLC	4,117,500,000	JPY	05/28/19	37,410,052	37,322,461	87,591
Citibank N.A., New York	1,000,000,000	HUF	04/24/19	3,585,772	3,500,039	85,733
Barclays Bank plc	13,557,000	CAD	05/09/19	10,239,588	10,157,577	82,011
Barclays Bank plc	9,600,000	CAD	04/18/19	7,261,340	7,188,914	72,426
JPMorgan Chase Bank, N.A.	5,550,000	CAD	05/16/19	4,226,462	4,159,081	67,381
Bank of America, N.A.	11,130,000	CAD	05/09/19	8,405,392	8,339,148	66,244
Morgan Stanley Capital Services LLC	5,550,000	CAD	05/14/19	4,223,299	4,158,868	64,431
Goldman Sachs International	40,266,000	CAD	04/24/19	30,216,127	30,157,663	58,464
Morgan Stanley Capital Services LLC	3,210,000	GBP	04/01/19	4,234,559	4,180,831	53,728
JPMorgan Chase Bank, N.A.	7,445,000	CAD	05/08/19	5,625,853	5,578,021	47,832
JPMorgan Chase Bank, N.A.	3,950,000	GBP	04/08/19	5,183,712	5,146,200	37,512
JPMorgan Chase Bank, N.A.	19,300,000	CAD	04/25/19	14,491,698	14,455,319	36,379
JPMorgan Chase Bank, N.A.	4,625,000	CAD	04/17/19	3,496,089	3,463,320	32,769
JPMorgan Chase Bank, N.A.	15,750,000	CAD	04/24/19	11,821,103	11,796,135	24,968
BNP Paribas	6,000,000	CAD	04/18/19	4,512,241	4,493,071	19,170
JPMorgan Chase Bank, N.A.	80,000,000	HUF	04/24/19	283,817	280,003	3,814
BNP Paribas	650,000	CAD	04/24/19	488,145	486,825	1,320
JPMorgan Chase Bank, N.A.	350,000	CAD	05/15/19	263,186	262,278	908
Bank of America, N.A.	6,045,000	EUR	04/12/19	6,780,676	6,787,980	(7,304)
JPMorgan Chase Bank, N.A.	4,028,000	CAD	04/12/19	2,997,324	3,015,882	(18,558)
JPMorgan Chase Bank, N.A.	153,800,000	MXN	04/11/19	7,891,226	7,913,311	(22,085)
Bank of America, N.A.	26,610,000	GBP	04/23/19	34,658,461	34,694,782	(36,321)
Goldman Sachs International	903,000,000	JPY	06/03/19	8,149,010	8,188,646	(39,636)

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Goldman Sachs International	845,000,000	JPY	05/20/19	$7,614,519	$7,655,179	$(40,660)
Goldman Sachs International	5,070,000	GBP	04/23/19	6,554,825	6,610,392	(55,567)
Goldman Sachs International	1,359,000,000	JPY	06/24/19	12,278,064	12,344,259	(66,195)
Goldman Sachs International	1,574,000,000	JPY	04/22/19	14,139,926	14,228,993	(89,067)
JPMorgan Chase Bank, N.A.	4,208,000,000	JPY	05/10/19	37,975,752	38,095,765	(120,013)
Morgan Stanley Capital Services LLC	4,183,000,000	JPY	05/13/19	37,745,383	37,877,224	(131,841)
Goldman Sachs International	141,200,000	BRL	04/01/19	35,873,073	36,097,761	(224,688)
Goldman Sachs International	133,140,000	ILS	01/31/20	36,761,653	37,555,746	(794,093)
JPMorgan Chase Bank, N.A.	415,640,000	MXN	05/23/19	20,268,696	21,239,018	(970,322)
Goldman Sachs International	322,343,125	ILS	05/31/19	87,866,609	89,236,925	(1,370,316)
						$13,569,845

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Depreciation
Barclays Bank plc	153,800,000	MXN	04/11/19	$7,934,788	$7,913,311	$(21,477)
Barclays Bank plc	415,640,000	MXN	05/23/19	21,264,709	21,239,018	(25,691)
JPMorgan Chase Bank, N.A.	87,000,000	BRL	04/01/19	22,774,869	22,241,538	(533,331)
Goldman Sachs International	87,000,000	BRL	04/01/19	22,946,669	22,241,538	(705,131)
Citibank N.A., New York	406,100,000	BRL	04/01/19	107,215,279	103,819,409	(3,395,870)
						$(4,681,500)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Depreciation
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	Macro Opportunities Portfolio Short Custom Basket Swap[17]	(2.11)%	At Maturity	07/22/19	$314,135	$(3,632)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

CUSTOM BASKET OF SHORT SECURITIES[17]
Steven Madden Ltd.	(1)	(0.01%)	$2
Arthur J Gallagher & Co.	(4,022)	(99.99%)	(3,634)
Total Custom Basket of Short Securities			$(3,632)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $146,384,825, (cost $144,714,722) or 2.1% of total net assets.
[2]	Affiliated issuer.
[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[4]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[5]	Rate indicated is the 7-day yield as of March 31, 2019.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,159,603,378 (cost $2,172,632,640), or 30.5% of total net assets.

[7]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $14,897,287 (cost $18,488,530), or 0.2% of total net assets — See Note 9.

[9]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[10]	Security is in default of interest and/or principal obligations.
[11]	Zero coupon rate security.
[12]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[13]	Face amount of security is adjusted for inflation.
[14]	Rate indicated is the effective yield at the time of purchase.
[15]

Repurchase Agreements - The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained. See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

[16]

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2019.

[17]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2019.
[18]	Payment in-kind security.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
DKK — Danish Krone
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
HUF — Hungarian Forint
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,045,429	$10,539,257	$5,437,316	$20,022,002
Preferred Stocks	—	8,503,163	—	8,503,163
Exchange-Traded Funds	16,228,212	—	—	16,228,212
Mutual Funds	667,564,656	—	—	667,564,656
Money Market Fund	88,114,342	—	—	88,114,342
Asset-Backed Securities	—	1,443,938,443	64,833,114	1,508,771,557
Foreign Government Debt	—	1,354,979,807	—	1,354,979,807
Collateralized Mortgage Obligations	—	1,169,277,614	9,756,237	1,179,033,851
Corporate Bonds	—	728,322,585	84,676,552	812,999,137
Senior Floating Rate Interests	—	469,069,679	79,123,811	548,193,490
U.S. Government Securities	—	217,144,496	—	217,144,496
U.S. Treasury Bills	—	174,117,245	—	174,117,245
Municipal Bonds	—	5,964,487	—	5,964,487
Senior Fixed Rate Interests	—	—	4,194,750	4,194,750
Commercial Paper	—	251,375,614	—	251,375,614
Repurchase Agreements	—	223,155,343	—	223,155,343
Options Purchased	8,128,900	—	—	8,128,900
Forward Foreign Currency Exchange Contracts**	—	17,556,511	—	17,556,511
Total Assets	$784,081,539	$6,073,944,244	$248,021,780	$7,106,047,563

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Corporate Bonds	$—	$58,215,445	$—	$58,215,445
Options Written	219,700	—	—	219,700
Credit Default Swap Agreements**	—	13,392,551	—	13,392,551
Interest Rate Swap Agreements**	—	19,584,987	—	19,584,987
Forward Foreign Currency Exchange Contracts**	—	8,668,166	—	8,668,166
Custom Basket Swap Agreements**	—	3,632	—	3,632
Unfunded Loan Commitments (Note 8)	—	1,192,961	484,490	1,677,451
Total Liabilities	$219,700	$101,057,742	$484,490	$101,761,932

**	This derivative is reported as unrealized appreciation/depreciation at period end.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$59,224,175	Yield Analysis	Yield	3.7%-5.8%	5.2%
Asset-Backed Securities	5,608,939	Option Adjusted Spread off the prior month end broker mark over the 3 Month LIBOR	Indicative Quote	—	—
Collateralized Mortgage Obligations	9,756,237	Option Adjusted Spread off the prior month end broker mark over the 3 Month LIBOR	Indicative Quote	—	—
Common Stocks	5,437,316	Enterprise Value	Valuation Multiple	1.7x-9.2x	4.9x
Corporate Bonds	44,076,552	Option Adjusted Spread off the prior month end broker mark over the 3 Month LIBOR	Indicative Quote	—	—
Corporate Bonds	40,600,000	Model Price	Purchase Price	—	—
Senior Fixed Rate Interests	4,194,750	Model Price	Market Comparable Yields	8.9%	—
Senior Floating Rate Interests	61,758,152	Yield Analysis	Yield	4.3%-10.5%	7.6%
Senior Floating Rate Interests	8,797,010	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	3,399,018	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	2,552,178	Enterprise Value	Valuation Multiple	10.4x	—
Senior Floating Rate Interests	1,506,716	Model Price	Market Comparable Yields	6.7%	—
Senior Floating Rate Interests	1,110,737	Option Adjusted Spread off the prior month end broker mark over the 3 Month LIBOR	Indicative Quote	—	—
Total Assets	$248,021,780

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Category	Ending Balance at March 31, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Liabilities:
Unfunded Loan Commitments	$484,490	Model Price	Purchase Price	—	—

*	Inputs are weighted by the relative fair value of the instruments.

Significant changes in an indicative quote, yield, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2019, the Fund had securities with a total value of $14,531,428 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total market value of $2,335,700 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2019:

	Assets
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks
Beginning Balance	$66,401,735	$—	$43,444,723	$75,522,776	$5,502,560
Purchases/(Receipts)	—	—	40,600,000	7,106,367	25,414
(Sales, maturities and paydowns)/Fundings	(767,873)	—	—	(8,824,782)	(4,713)
Amortization of discount/premiums	5,702	—	(1,925)	233,660	—
Total realized gains (losses) included in earnings	—	—	—	(10,448)	—
Total change in unrealized appreciation (depreciation) included in earnings	1,529,250	—	633,754	321,047	(85,945)
Transfers into Level 3	—	9,756,237	—	4,775,191	—
Transfers out of Level 3	(2,335,700)	—	—	—	—
Ending Balance	$64,833,114	$9,756,237	$84,676,552	$79,123,811	$5,437,316
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2019	$1,530,236	—	$633,754	$13,352	$(85,945)

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

	Assets		Liabilities
	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$4,448,080	$195,319,874	$(754,340)
Purchases/(Receipts)	—	47,731,781	(144,439)
(Sales, maturities and paydowns)/Fundings	—	(9,597,368)	442,139
Amortization of discount/premiums	14,526	251,963	—
Total realized gains (losses) included in earnings	—	(10,448)	325
Total change in unrealized appreciation (depreciation) included in earnings	(267,856)	2,130,250	(28,175)
Transfers into Level 3	—	14,531,428	—
Transfers out of Level 3	—	(2,335,700)	—
Ending Balance	$4,194,750	$248,021,780	$(484,490)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2019	$(267,856)	$1,823,541	$(9,373)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Apollo Aviation Securitization Equity Trust 2016-1A, 6.50% due 03/17/36	8.50%	03/15/23	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. For the following repurchase agreements, the collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements, with the exception of where securities are being sold short. The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			Morgan Stanley ABS Capital I Inc. Trust
2.92%			3.51%
05/01/19	$89,733,171	$90,180,171	10/25/33	$56,315,000	$55,768,745
2.10%
Open Maturity*	176,975	176,975
	89,910,146	90,357,146	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series
			3.76%
			12/25/34	22,720,000	22,869,952
			First Franklin Mortgage Loan Trust
			2.99%
			12/25/35	23,487,000	21,864,048
			JP Morgan Mortgage Trust
			4.25%
			04/25/36	20,550,000	19,769,100
			Morgan Stanley ABS Capital I Inc. Trust
			2.64%
			11/25/36	27,790,000	18,802,714
			HSI Asset Securitization Corp. Trust
			2.68%
			01/25/37	16,242,500	12,834,824
			MASTR Adjustable Rate Mortgages Trust
			2.69%
			05/25/47	10,756,500	11,339,502
			Nationstar Home Equity Loan Trust
			2.81%
			04/25/37	11,731,000	11,177,297
			Morgan Stanley ABS Capital I Inc. Trust
			3.27%
			01/25/35	8,000,000	7,641,600

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Fannie Mae Connecticut Avenue Securities
			6.94%
			01/25/29	$1,229,000	$1,345,141
			Univision Communications Inc.
			5.13%
			02/15/25	190,000	176,928
				$199,011,000	$183,589,851

Barclays			CSC Holdings LLC
2.74% (1 Month USD LIBOR + 0.25%)			5.50%
04/29/19**	$22,650,000	$22,650,000	05/15/26	$15,526,000	$15,957,623
(2.50)% - 2.00%
Open Maturity*	15,896,387	15,896,387
	38,546,387	38,546,387	Seagate HDD Cayman
			4.75%
			01/01/25	8,000,000	7,772,800
			SBA Communications Corp.
			4.88%
			09/01/24	4,658,000	4,705,977
			Goldman Sachs Group Inc.
			5.00%
			Perpetual Maturity	4,249,000	3,925,226
			Quorum Health Corp.
			11.63%
			04/15/23	2,700,000	2,416,500
			Tenet Healthcare Corp.
			8.13%
			04/01/22	1,925,000	2,070,915
			Park-Ohio Industries Inc.
			6.63%
			04/15/27	1,400,000	1,393,000
			Gogo Intermediate Holdings LLC / Gogo Finance Co. Inc.
			12.50%
			07/01/22	800,000	864,000
			AGFC Capital Trust I
			4.54%
			01/15/67	1,339,000	669,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Staples Inc,
			8.50%
			09/15/25	$500,000	$545,600
			Envision Healthcare Corp.
			8.75%
			10/15/26	250,000	222,800
			Herc Rentals Inc.
			7.75%
			06/01/24	200,000	212,240
			Enova International Inc.
			8.50%
			09/15/25	110,000	102,432
				$41,657,000	$40,858,613

Nomura Securities International, Inc.			Fannie Mae Connecticut Avenue Securities
2.88%			8.19%
04/18/19	$26,366,000	$26,431,473	04/25/28	$15,361,000	$17,576,056
			Avery Point IV CLO Ltd.
			7.37%
			04/25/26	5,000,000	4,604,500
			Avery Point III CLO Ltd.
			7.78%
			01/18/25	4,550,000	4,365,270
			Atlas Senior Loan Fund IV Ltd.
			7.58%
			02/17/26	4,000,000	3,785,200
			ALM XVIII Ltd.
			8.29%
			01/15/28	2,500,000	2,367,000
			Anchorage Capital CLO 8 Ltd.
			8.51%
			07/28/28	1,700,000	1,666,510
			Acis CLO Ltd.
			7.49%
			02/01/26	1,659,000	1,512,013
			Black Diamond CLO Ltd.
			7.87%
			02/06/26	1,036,000	1,037,140
				$35,806,000	$36,913,689

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Deutsche Bank			Great Wolf Trust
3.10%			6.70%
04/30/19	23,311,000	23,490,200	09/15/34	$32,532,000	$32,603,570
			CGGS Commercial Mortgage Trust
			5.63%
			02/15/37	$750,000	$747,675
				$33,282,000	$33,351,245
			Dollar Tree Inc.
			4.00%
			05/15/25	$11,450,000	$11,574,805

Citigroup Global Markets			Spirit AeroSystems Inc.
(0.25)% - 2.10%			4.60%
Open Maturity*	$21,975,750	$21,975,750	06/15/28	4,920,000	4,948,536
			Harley-Davidson Inc.
			3.50%
			07/28/25	1,330,000	1,292,361
			Staples Inc,
			8.50%
			09/15/25	1,100,000	1,200,320
			Gogo Intermediate Holdings LLC / Gogo Finance Co. Inc.
			12.50%
			07/01/22	900,000	972,000
			Univision Communications Inc.
			5.13%
			02/15/25	860,000	800,832
			Envision Healthcare Corp.
			8.75%
			10/15/26	650,000	579,280
			Tenet Healthcare Corp.
			8.13%
			04/01/22	500,000	537,900
			Univision Communications Inc.
			5.13%
			05/15/23	310,000	293,539
				$22,020,000	$22,199,573

			Mylan NV
			3.95%
			06/15/26	$8,640,000	$8,242,560

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Bank of America Merrill Lynch			Spirit AeroSystems Inc.
2.10% - 2.15%			4.60%
Open Maturity*	$20,515,060	$20,515,060	06/15/28	$5,190,000	$5,220,102
			Dollar Tree Inc.
			4.00%
			05/15/25	3,630,000	3,669,567
			Flex Ltd.
			4.75%
			06/15/25	2,210,000	2,274,974
			Univision Communications Inc.
			5.13%
			02/15/25	690,000	642,528
			Univision Communications Inc.
			5.13%
			05/15/23	200,000	189,380
				$20,560,000	$20,239,111

			Tralee CLO III Ltd.
			0.00%
			10/20/27	$5,000,000	$3,167,500

Jefferies & Company, Inc.			Cathedral Lake CLO 2013 Ltd.
5.49% - 5.58%			0.00%
04/12/19 - 04/18/19	2,531,000	2,542,461	10/15/29	6,217,386	2,444,676
				$11,217,386	$5,612,176

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2019.

**

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
MACRO OPPORTUNITIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18		Additions	Reductions	Realized Gain (Loss)
Common Stocks
Aspect Software Parent, Inc.[5]	$—	**	$—	$—	$—
Targus Group International Equity, Inc.*,1	33,063		—	—	(4,712)
Warrants
Aspect Software Parent, Inc.[5]	—	**	—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund - Institutional Class	162,817,511		1,810,030	(84,265,410)	(4,702,154)
Guggenheim Floating Rate Strategies Fund - Institutional Class	13,448,684		116,194	(13,283,868)	(80,136)
Guggenheim Limited Duration Fund - R6-Class	303,269,766		3,708,155	—	—
Guggenheim Risk Managed Real Estate Fund - Institutional Class	15,452,163		321,538	—	—
Guggenheim Strategy Fund II	100,757,116		1,591,465	—	—
Guggenheim Strategy Fund III	79,770,031		1,272,240	—	—
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	89,926,690		1,342,667	—	—
Senior Floating Rate Interests
Aspect Software, Inc. 7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24[4,5]	860,746		—	—	—
Targus Group International, Inc. 15.13% (3 Month USD LIBOR + 11.50%, Rate Floor: 14.75%) due 08/01/25[1,3,4]	—	**	—	—	—
	$766,335,770		$10,162,289	$(97,549,278)	$(4,787,002)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
MACRO OPPORTUNITIES FUND

Security Name	Change in Unrealized	Value 03/31/19		Shares 03/31/19	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software Parent, Inc.[5]	$—	$—		—	$—	$—
Targus Group International Equity, Inc.*,1	(1,096)	27,255		12,773	1,140	—
Warrants
Aspect Software Parent, Inc.[5]	—	—		—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund - Institutional Class	(3,986,137)	71,673,840		2,726,278	1,810,030	—
Guggenheim Floating Rate Strategies Fund - Institutional Class	(200,874)	—		—	123,402	—
Guggenheim Limited Duration Fund - R6-Class	(983,475)	305,994,446		12,433,744	3,702,333	5,822
Guggenheim Risk Managed Real Estate Fund - Institutional Class	1,217,549	16,991,250		539,063	182,884	138,655
Guggenheim Strategy Fund II	(689,297)	101,659,284		4,097,512	1,537,401	54,065
Guggenheim Strategy Fund III	(673,550)	80,368,721		3,241,981	1,269,253	2,987
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	(392,242)	90,877,115		9,115,057	1,277,147	65,518
Senior Floating Rate Interests
Aspect Software, Inc. 7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24[4,5]	—	—		—	48,444	—
Targus Group International, Inc. 15.13% (3 Month USD LIBOR + 11.50%, Rate Floor: 14.75%) due 08/01/25[1,3,4]	—	—	**	152,876	—	—
	$(5,709,122)	$667,591,911			$9,952,034	$267,047

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued and affiliated securities amounts to $27,255, (cost $156,873) or less than 0.1% of total net assets.

[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Security is in default of interest and/or principal obligations.
[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Security is no longer an affiliated entity as of February 4, 2019.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MACRO OPPORTUNITIES FUND

March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $6,290,478,097)	$6,197,743,798
Investments in affiliated issuers, at value (cost $676,498,950)	667,591,911
Repurchase agreements, at value (cost $223,155,343)	223,155,343
Foreign currency, at value (cost $26,543)	26,543
Cash	55,962,287
Segregated cash with broker	41,961,489
Unrealized appreciation on forward foreign currency exchange contracts	17,556,511
Prepaid expenses	565,316
Unamortized upfront premiums paid on interest rate swap agreements	185,256
Unamortized upfront premiums paid on credit default swap agreements	43,454
Receivables:
Interest	21,956,891
Fund shares sold	12,605,027
Securities sold	1,230,496
Dividends	1,114,873
Foreign tax reclaims	197,601
Other assets	1,986
Total assets	7,241,898,782

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $1,656,271)	1,677,451
Securities sold short, at value (proceeds $56,423,761)	58,215,445
Options written, at value (premiums received $5,818,355)	219,700
Segregated cash due to broker	3,370,000
Unamortized upfront premiums received on credit default swap agreements	14,180,465
Unrealized depreciation on OTC swap agreements	3,127,117
Unrealized depreciation on forward foreign currency exchange contracts	8,668,166
Unamortized upfront premiums received on interest rate swap agreements	11,476
Payable for:
Securities purchased	35,415,031
Fund shares redeemed	24,145,986
Variation margin on interest rate swap agreements	6,534,518
Management fees	4,452,330
Distributions to shareholders	2,551,212
Variation margin on credit default swap agreements	2,154,583
Fund accounting/administration fees	483,888
Distribution and service fees	483,269
Transfer agent/maintenance fees	263,551
Swap settlement	81,731
Due to Investment Adviser	35,835
Trustees’ fees*	6,825
Miscellaneous	394,206
Total liabilities	166,472,785
Net assets	$7,075,425,997

Net assets consist of:
Paid in capital	$7,329,302,521
Total distributable earnings (loss)	(253,876,524)
Net assets	$7,075,425,997

A-Class:
Net assets	$526,541,776
Capital shares outstanding	20,303,296
Net asset value per share	$25.93
Maximum offering price per share (Net asset value divided by 96.00%)	$27.01

C-Class:
Net assets	$387,142,407
Capital shares outstanding	14,937,353
Net asset value per share	$25.92

P-Class:
Net assets	$146,296,820
Capital shares outstanding	5,639,335
Net asset value per share	$25.94

Institutional Class:
Net assets	$5,997,953,906
Capital shares outstanding	230,976,929
Net asset value per share	$25.97

R6-Class:
Net assets	$17,491,088
Capital shares outstanding	673,295
Net asset value per share	$25.98

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MACRO OPPORTUNITIES FUND

Period Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$1,992,384
Dividends from securities of affiliated issuers	9,903,590
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $3,146)	143,512,578
Interest from securities of affiliated issuers	48,444
Total investment income	155,456,996

Expenses:
Management fees	31,813,913
Distribution and service fees:
A-Class	790,839
C-Class	2,057,278
P-Class	189,506
Transfer agent/maintenance fees:
A-Class	443,119
C-Class	190,135
P-Class	88,762
Institutional Class	2,189,923
R6-Class	1
Fund accounting/administration fees	2,908,976
Prime broker interest expense	1,807,338
Line of credit fees	308,609
Trustees’ fees*	92,133
Custodian fees	62,293
Miscellaneous	688,717
Recoupment of previously waived fees:
A-Class	87,042
C-Class	92,129
P-Class	31,247
Total expenses	43,841,960
Less:
Expenses waived by Adviser	(2,385,681)
Expenses reimbursed by Adviser:
A-Class	(37,645)
C-Class	(3,261)
P-Class	(1,300)
Institutional Class	(2,189,923)
R6-Class	(1)
Total waived/reimbursed expenses	(4,617,811)
Net expenses	39,224,149
Net investment income	116,232,847
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(34,238,404)
Investments in affiliated issuers	(4,787,002)
Distributions received from affiliated investment company shares	267,047
Swap agreements	11,296,971
Foreign currency transactions	554,145
Forward foreign currency exchange contracts	9,067,116
Securities sold short	953,160
Options purchased	(29,932,202)
Options written	3,939,380
Net realized gain	(42,879,789)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(59,815,123)
Investments in affiliated issuers	(5,709,122)
Securities sold short	(2,080,306)
Swap agreements	(31,768,005)
Options purchased	(18,073,187)
Options written	9,901,080
Foreign currency translations	120,353
Forward foreign currency exchange contracts	(4,631,402)
Net change in unrealized appreciation (depreciation)	(112,055,712)
Net realized and unrealized loss	(154,935,501)
Net decrease in net assets resulting from operations	$(38,702,654)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$116,232,847	$205,322,232
Net realized gain (loss) on investments	(42,879,789)	18,070,024
Net change in unrealized appreciation (depreciation) on investments	(112,055,712)	(43,739,272)
Net increase (decrease) in net assets resulting from operations	(38,702,654)	179,652,984

Distributions to shareholders:
A-Class	(10,465,596)	(23,691,782)
C-Class	(5,259,514)	(9,668,422)
P-Class	(2,485,527)	(5,201,207)
Institutional Class	(111,782,269)	(180,095,136)
R6-Class*	(15,248)	—
Total distributions to shareholders	(130,008,154)	(218,656,547)

Capital share transactions:
Proceeds from sale of shares
A-Class	88,605,344	328,520,122
C-Class	27,568,675	91,817,691
P-Class	32,639,666	104,834,460
Institutional Class	1,553,099,082	3,054,881,732
R6-Class*	17,481,520	—
Distributions reinvested
A-Class	8,535,649	19,275,179
C-Class	4,466,886	8,238,846
P-Class	2,484,670	5,192,408
Institutional Class	96,377,715	155,391,320
R6-Class*	15,248	—
Cost of shares redeemed
A-Class	(270,148,252)	(521,979,332)
C-Class	(68,456,983)	(99,156,360)
P-Class	(45,861,563)	(137,512,748)
Institutional Class	(1,576,677,622)	(1,704,634,359)
Net increase (decrease) from capital share transactions	(129,869,965)	1,304,868,959
Net increase (decrease) in net assets	(298,580,773)	1,265,865,396

Net assets:
Beginning of period	7,374,006,770	6,108,141,374
End of period	$7,075,425,997	$7,374,006,770

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	3,384,607	12,309,117
C-Class	1,054,624	3,442,802
P-Class	1,245,183	3,930,414
Institutional Class	59,316,623	114,423,497
R6-Class*	672,884	—
Shares issued from reinvestment of distributions
A-Class	326,923	723,618
C-Class	171,210	309,569
P-Class	95,157	194,873
Institutional Class	3,689,034	5,827,797
R6-Class*	411	—
Shares redeemed
A-Class	(10,342,227)	(19,582,955)
C-Class	(2,622,892)	(3,724,094)
P-Class	(1,751,153)	(5,158,216)
Institutional Class	(60,345,583)	(63,860,836)
Net increase (decrease) in shares	(5,105,199)	48,835,586

*	Since commencement of operations: March 13, 2019.

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a,j]	Year Ended Sept. 30, 2018 [j]	Year Ended Sept. 30, 2017 [j]	Year Ended Sept. 30, 2016 [j]	Year Ended Sept. 30, 2015 [j]	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.53	$26.67	$26.01	$26.07	$26.81	$26.31
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	.72	.95	1.16	.98	1.10
Net gain (loss) on investments (realized and unrealized)	(.55)	(.08)	.68	.21	(.55)	.69
Total from investment operations	(.17)	.64	1.63	1.37	.43	1.79
Less distributions from:
Net investment income	(.41)	(.78)	(.97)	(1.43)	(1.17)	(1.27)
Net realized gains	(.02)	—	—	—	—	—
Return of capital	—	—	—	—	—	(.02)
Total distributions	(.43)	(.78)	(.97)	(1.43)	(1.17)	(1.29)
Net asset value, end of period	$25.93	$26.53	$26.67	$26.01	$26.07	$26.81

Total Return[c]	(0.65%)	2.42%	6.33%	5.57%	1.59%	6.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$526,542	$714,630	$893,104	$727,602	$844,523	$357,765
Ratios to average net assets:
Net investment income (loss)	2.93%	2.72%	3.58%	4.59%	3.67%	4.08%
Total expenses[d]	1.46%	1.43%	1.42%	1.65%	1.52%	1.51%
Net expenses[e,f,i]	1.38%	1.33%	1.27%	1.46%	1.38%	1.36%
Portfolio turnover rate	17%	66%	61%	61%	40%	54%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended March 31, 2019[a,j]	Year Ended Sept. 30, 2018 [j]	Year Ended Sept. 30, 2017 [j]	Year Ended Sept. 30, 2016 [j]	Year Ended Sept. 30, 2015 [j]	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.52	$26.65	$25.99	$26.05	$26.79	$26.29
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	.53	.75	.98	.78	.90
Net gain (loss) on investments (realized and unrealized)	(.55)	(.08)	.68	.20	(.55)	.69
Total from investment operations	(.27)	.45	1.43	1.18	.23	1.59
Less distributions from:
Net investment income	(.31)	(.58)	(.77)	(1.24)	(.97)	(1.07)
Net realized gains	(.02)	—	—	—	—	—
Return of capital	—	—	—	—	—	(.02)
Total distributions	(.33)	(.58)	(.77)	(1.24)	(.97)	(1.09)
Net asset value, end of period	$25.92	$26.52	$26.65	$25.99	$26.05	$26.79

Total Return[c]	(1.01%)	1.69%	5.55%	4.79%	0.84%	6.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$387,142	$433,121	$434,634	$337,075	$374,633	$248,359
Ratios to average net assets:
Net investment income (loss)	2.18%	1.98%	2.83%	3.87%	2.90%	3.34%
Total expenses[d]	2.18%	2.18%	2.14%	2.36%	2.24%	2.22%
Net expenses[e,f,i]	2.11%	2.09%	2.03%	2.20%	2.13%	2.10%
Portfolio turnover rate	17%	66%	61%	61%	40%	54%

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a,j]	Year Ended Sept. 30, 2018 [j]	Year Ended Sept. 30, 2017 [j]	Year Ended Sept. 30, 2016 [j]	Period Ended Sept. 30, 2015[g,j]
Per Share Data
Net asset value, beginning of period	$26.54	$26.68	$26.02	$26.07	$26.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	.73	.92	1.20	.37
Net gain (loss) on investments (realized and unrealized)	(.55)	(.09)	.71	.21	(.62)
Total from investment operations	(.17)	.64	1.63	1.41	(.25)
Less distributions from:
Net investment income	(.41)	(.78)	(.97)	(1.46)	(.46)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.43)	(.78)	(.97)	(1.46)	(.46)
Net asset value, end of period	$25.94	$26.54	$26.68	$26.02	$26.07

Total Return	(0.65%)	2.42%	6.33%	5.74%	(0.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$146,297	$160,578	$188,980	$63,665	$63,819
Ratios to average net assets:
Net investment income (loss)	2.91%	2.73%	3.48%	4.73%	3.36%
Total expenses[d]	1.45%	1.46%	1.44%	1.49%	1.43%
Net expenses[e,f,i]	1.38%	1.33%	1.26%	1.33%	1.30%
Portfolio turnover rate	17%	66%	61%	61%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a,j]	Year Ended Sept. 30, 2018 [j]	Year Ended Sept. 30, 2017 [j]	Year Ended Sept. 30, 2016 [j]	Year Ended Sept. 30, 2015 [j]	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.57	$26.71	$26.04	$26.10	$26.84	$26.34
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	.84	1.02	1.26	1.06	1.18
Net gain (loss) on investments (realized and unrealized)	(.55)	(.09)	.71	.21	(.54)	.70
Total from investment operations	(.12)	.75	1.73	1.47	.52	1.88
Less distributions from:
Net investment income	(.46)	(.89)	(1.06)	(1.53)	(1.26)	(1.36)
Net realized gains	(.02)	—	—	—	—	—
Return of capital	—	—	—	—	—	(.02)
Total distributions	(.48)	(.89)	(1.06)	(1.53)	(1.26)	(1.38)
Net asset value, end of period	$25.97	$26.57	$26.71	$26.04	$26.10	$26.84

Total Return	(0.45%)	2.83%	6.73%	5.97%	1.92%	7.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,997,954	$6,065,678	$4,591,424	$2,204,079	$2,396,622	$914,366
Ratios to average net assets:
Net investment income (loss)	3.30%	3.15%	3.86%	4.96%	3.97%	4.37%
Total expenses[d]	1.11%	1.08%	1.06%	1.29%	1.20%	1.18%
Net expenses[e,i]	0.97%	0.93%	0.91%	1.08%	1.05%	1.02%
Portfolio turnover rate	17%	66%	61%	61%	40%	54%

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended March 31, 2019[h,j]
Per Share Data
Net asset value, beginning of period	$25.98
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)
Net gain (loss) on investments (realized and unrealized)	.04 [k]
Total from investment operations	.02
Less distributions from:
Net investment income	(.02)
Total distributions	(.02)
Net asset value, end of period	$25.98

Total Return	0.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,491
Ratios to average net assets:
Net investment income (loss)	(1.35%)
Total expenses[d]	1.51%
Net expenses[e,i]	1.44%
Portfolio turnover rate	17%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	0.03%	0.04%	0.02%
C-Class	0.04%	0.11%	0.04%
P-Class	0.04%	0.04%	0.02%
Institutional Class	—	—	—
R6-Class	—	N/A	N/A

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.32%	1.31%	1.25%	1.28%	1.30%	1.27%
C-Class	2.05%	2.06%	2.00%	2.02%	2.05%	2.01%
P-Class	1.32%	1.31%	1.24%	1.15%	1.21%	N/A
Institutional Class	0.91%	0.90%	0.88%	0.90%	0.97%	0.94%
R6-Class	0.93%	N/A	N/A	N/A	N/A	N/A

[j]	Consolidated.
[k]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a non-diversified investment company. At March 31, 2019, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares had been issued by the Fund.

C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

Guggenheim Partners Investment Mangements, LLC (“GPIM”) which operates under the name GI, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Commencement Date of Subsidiary	Subsidiary Net Assets at March 31, 2019	% of Net Assets of the Fund at March 31, 2018
01/08/15	$13,761	—	*

*	Less than 0.01%.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

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Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unrealiable, such investment is fair valued by the Valuation Committee.

Listed options are valued at the official settlement price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

The values of OTC swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security within the swap agreement. A custom portfolio equity swap will be adjusted to include dividends accrued, financing charges and/or interest, as applicable, under the swap agreement.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest Income on the Consolidated Statement of Operations, even though principal is not received until maturity.

(c) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Consolidated Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2019.

(d) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by the Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

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Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the same Fund.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended March 31, 2019, there were no earnings credits received.

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(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 - Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:

Use	Average Notional Purchased
Duration, Hedge, Speculation	$5,073,585,712

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Fund’s use and volume of call/put options written on a quarterly basis:

Use	Average Notional Written
Duration, Hedge, Speculation	$4,325,225,085

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or a custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing total return or custom basket swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of custom basket swaps on a quarterly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage	$19,572,768	$50,047,996

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$—	$978,739,500

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. The Notional Amount reflects the maximum potential amount the seller of the credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The following table represents the Fund’s use and volume of credit default swaps on a quarterly basis:

	Average Notional Amount
Use	Protection Purchased	Protection Sold
Hedge	$1,493,185,000	$—

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$106,844,698	$1,698,195,957

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Credit/Interest Rate contracts	Unamortized upfront premiums paid on credit default swap agreements	Unrealized depreciation on OTC swap agreements
	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on credit default swap agreements
Unamortized upfront premiums received on interest rate swap agreements
Variation margin on interest rate swap agreements
Variation margin on credit default swap agreements
Interest rate contracts	Investments in unaffiliated issuers, at value	Options written, at value
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Swaps Equity Risk	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
$—	$—	$—	$8,128,900	$17,556,511	$25,685,411

Liability Derivative Investments Value
Swaps Equity Risk	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
$3,632	$19,584,987	$13,392,551	$219,700	$8,668,166	$41,869,036

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Consolidated Schedule of Investments. For centrally-cleared swaps, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Credit/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest Rate contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the period ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Options Purchased Equity Risk	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Total
$8,002,139	$4,648,987	$(1,354,155)	$(11,140,050)	$3,939,380	$(18,792,152)	$—	$9,067,116	$(5,628,735)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Options Purchased Equity Risk	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Total
$8,759,301	$(27,179,288)	$(13,348,018)	$(26,803,400)	$12,742,600	$8,730,213	$(2,841,520)	$(4,631,402)	$(44,571,514)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any,are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$17,556,511	$—	$17,556,511	$(11,145,494)	$(2,600,157)	$3,810,860

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit default swap agreements	$3,123,485	$—	$3,123,485	$(3,032,734)	$(90,751)	$—
Custom basket swap agreements	3,632	—	3,632	(3,632)	—	—
Forward foreign currency exchange contracts	8,668,166	—	8,668,166	(8,109,128)	—	559,038

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Bank of America Merrill Lynch	Credit Default Swap agreements	$14,556,200	$—
Bank of America Merrill Lynch	Interest Rate Swap agreements	25,488,289	—
Barclays Bank plc	Forward Currency Contracts	—	610,000
Barclays Bank plc	Repurchase agreements	1,597,000	—
Goldman Sachs Group	Forward Currency Contracts, Credit Default Swap agreements	—	1,940,000
JP Morgan Chase and Co.	Forward Currency Contracts	—	820,000
Morgan Stanley	Forward Currency Contracts, Credit Default Swap agreements, Custom Basket Swap agreements	320,000	—
		41,961,489	3,370,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.89% of the average daily net assets of the Fund. A breakpoint of 5 basis points (0.05%) on average daily net asets above $5 billion will apply to the Fund’s advisory fees.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2019, the Fund waived $23,317 related to advisory fees in the Subsidiary.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund - A-Class	1.36%	11/30/12	02/01/20
Macro Opportunities Fund - C-Class	2.11%	11/30/12	02/01/20
Macro Opportunities Fund - P-Class	1.36%	05/01/15	02/01/20
Macro Opportunities Fund - Institutional Class	0.95%	11/30/12	02/01/20
Macro Opportunities Fund - R6-Class	0.95%	03/13/19	02/01/20

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2019	2020	2021	2022	Total
A-Class	$527,244	$698,565	$369,679	$118,306	$1,713,794
C-Class	12,580	203,863	169,716	55,311	441,470
P-Class	—	129,083	123,284	20,518	272,885
Institutional Class	1,941,043	2,955,151	5,293,700	3,011,704	13,201,598
R6-Class	—	—	—	273	273

For the period ended March 31, 2019, GI recouped $210,418 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2019, the Fund waived $1,388,382 related to investments in affiliated funds.

For the period ended March 31, 2019, GFD retained sales charges of $162,871 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At March 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$7,128,118,513	$44,120,857	$(166,276,288)	$(122,155,431)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Securities Transactions

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$855,583,707	$2,018,572,111

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$2,215,625	$32,444,132	$(755,701)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2019, were as follows:

Borrower	Maturity Date	Face Amount**	Value
Acosta, Inc.	09/26/19	1,680,598	$907,523
Advantage Sales & Marketing LLC	07/25/19	1,500,000	230,625
Aspect Software, Inc.	07/15/23	144,301	—	*
CTI Foods Holding Co. LLC	07/10/19	126,272	2,525
Dominion Web Solutions LLC	06/15/23	461,538	—	*
Epicor Software	06/01/20	2,000,000	57,781
Fortis Solutions Group LLC	12/15/23	511,080	48,684
Galls LLC	01/31/25	1,408,539	13,231
Galls LLC	01/31/24	190,929	20,068
Lytx, Inc.	08/31/22	363,158	31,100
Mavis Tire Express Services Corp.	03/20/25	1,476,194	40,595
Ministry Brands LLC	12/02/22	184,896	924
MRI Software LLC	06/30/23	55,500	3,740

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Borrower	Maturity Date	Face Amount**		Value
National Technical Systems	06/12/21		250,000	$11,482
SLR Consulting Ltd.	05/23/25	GBP	300,000	5,148
Solera LLC	03/03/21		5,400,000	293,256
Wencor Group	06/19/19		430,769	10,769
				$1,677,451

*	Security has a market value of zero.
**	The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 3.01% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[1,2]	01/18/12	$1,691,717	$73,213
Copper River CLO Ltd.
2007-1A, due 01/20/21[3]	05/09/14	1,748,253	1,286,624
Highland Park CDO I Ltd.
2006-1A, 3.05% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[1]	04/14/15	1,284,240	1,618,024
Mirabela Nickel Ltd.
9.50% due 6/24/19[2]	12/31/13	1,710,483	188,542
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,487,453	1,370,604
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48	05/25/18	6,945,526	7,000,677
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	1,516,163	1,307,412
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	2,104,695	2,052,191
		$18,488,530	$14,897,287

[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.
[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Consolidated Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2019.

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of her position with the Fund's Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 105

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

106 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 107

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

108 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 109

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●

We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback. ● We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

110 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Floating Rate Strategies Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	FR-SEMI-0319x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	44
OTHER INFORMATION	60
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	61
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	68

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2019

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the six months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned -1.72%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.64%. The return of the MSCI Emerging Markets Index* was 1.83%.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.63% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 2.39%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.17% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.05%	(0.24%)	$ 1,000.00	$ 997.60	$ 5.23
C-Class	1.79%	(0.60%)	1,000.00	994.00	8.90
P-Class	1.06%	(0.24%)	1,000.00	997.60	5.28
Institutional Class	0.81%	(0.16%)	1,000.00	998.40	4.04
R6-Class[4]	0.82%	(0.17%)	1,000.00	998.30	0.40

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.05%	5.00%	$ 1,000.00	$ 1,019.70	$ 5.29
C-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
P-Class	1.06%	5.00%	1,000.00	1,019.65	5.34
Institutional Class	0.81%	5.00%	1,000.00	1,020.89	4.08
R6-Class	0.82%	5.00%	1,000.00	1,020.84	4.13

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.
[4]

Since commencement of operations: March 13, 2019. Due to the limited length of Class operations, current expense ratios may not be indicative of future expense ratios. Expenses paid based on actual fund return are calculated using 18 days from the commencement of operations.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
VC GB Holdings, Inc., 5.50%	1.2%
CD&R Firefly Bidco Ltd., 5.41%	1.0%
Cengage Learning Acquisitions, Inc., 6.74%	1.0%
CSC Holdings, LLC, 4.73%	1.0%
Mavis Tire Express Services Corp., 5.74%	0.9%
Dole Food Company, Inc., 5.25%	0.9%
Sprint Communications, Inc., 5.00%	0.9%
Misys Ltd., 6.10%	0.9%
Optiv, Inc., 5.75%	0.9%
Lineage Logistics LLC, 5.50%	0.9%
Top Ten Total	9.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	(0.24%)	1.71%	3.09%	4.72%
A-Class Shares with sales charge‡	(3.22%)	(1.32%)	2.09%	4.03%
C-Class Shares	(0.60%)	0.96%	2.33%	3.95%
C-Class Shares with CDSC§	(1.58%)	(0.01%)	2.33%	3.95%
Institutional Class Shares	(0.16%)	1.96%	3.34%	4.97%
Credit Suisse Leveraged Loan Index	0.59%	3.33%	3.83%	4.97%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(0.24%)	1.71%	3.00%
Credit Suisse Leveraged Loan Index	0.59%	3.33%	3.92%

Since Inception (03/13/19)††
R6-Class Shares	(0.17%)
Credit Suisse Leveraged Loan Index	(0.12%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
††	Return since commencement of operations is not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.2%
AA	0.4%
A	1.4%
BBB	7.3%
BB	30.0%
B	54.0%
CCC	0.5%
CC	0.5%
D	0.1%
NR2	3.2%
Other Instruments	2.4%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Industrial - 0.0%
API Heat Transfer Parent LLC*,††	2,902,566	$798,206
BP Holdco LLC*,†††,1	244,278	86,255
Vector Phoenix Holdings, LP*,†††,1	244,278	20,442
Total Industrial		904,903

Consumer, Non-cyclical - 0.0%
Targus Group International, Inc.*,†††,1,2	12,773	27,255

Energy - 0.0%
Titan Energy LLC*	10,110	607

Total Common Stocks
(Cost $1,900,183)		932,765

PREFERRED STOCKS†† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	618	497,748
Total Preferred Stocks
(Cost $493,920)		497,748

MONEY MARKET FUND† - 2.3%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares 2.28%[3]	49,768,014	49,768,014
Total Money Market Fund
(Cost $49,768,014)		49,768,014

		Face Amount~

SENIOR FLOATING RATE INTERESTS††,6 - 85.4%
Consumer, Cyclical - 18.2%
CD&R Firefly Bidco Ltd.
5.41% (3 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 06/23/25	GBP	17,450,000	22,335,518
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/23/25	EUR	2,500,000	2,776,254
Mavis Tire Express Services Corp.
5.74% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25		21,245,177	20,660,934
Crown Finance US, Inc.
5.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/28/25		16,250,037	15,853,211
2.63% (1 Month EURIBOR + 2.63%, Rate Floor: 2.63%) due 02/28/25	EUR	2,856,075	3,160,332
American Tire Distributors, Inc.
10.13% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		18,323,995	16,308,355
8.66% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		2,017,146	1,976,803
Zephyr Bidco Ltd.
8.23% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP	8,542,917	11,025,825
5.48% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP	5,265,000	6,766,758

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Equinox Holdings, Inc.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/08/24		17,399,499	$17,277,702
Navistar Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24		17,325,000	17,245,652
Cartrawler
4.50% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 04/29/21	EUR	14,363,130	13,536,440
Petco Animal Supplies, Inc.
5.99% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23		17,797,050	13,490,164
EG Finco Ltd.
6.60% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25		6,484,519	6,325,649
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	EUR	5,449,732	5,983,577
At Home Holding III Corp.
6.24% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22		12,031,250	11,760,547
GVC Holdings plc
2.75% (6 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 03/29/24	EUR	6,350,000	7,103,265
4.53% (6 Month GBP LIBOR + 3.50%, Rate Floor: 3.50%) due 03/29/24	GBP	2,700,000	3,490,951
Peer Holding III BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	EUR	9,575,000	10,530,889
Argo Merchants
6.35% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/06/24		10,619,358	10,480,032
AI Aqua Zip Bidco Pty Ltd.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23		10,828,386	10,377,168
AMC Entertainment, Inc.
due 03/14/26		10,350,000	10,267,200
Party City Holdings, Inc.
5.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 08/19/22		9,923,535	9,838,094
Sapphire Bidco B.V.
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/05/25	EUR	8,100,000	8,784,406
Life Time Fitness, Inc.
5.38% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 06/10/22		8,746,074	8,632,025
Burlington Stores, Inc.
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 11/17/24		8,693,188	8,609,908
Packers Sanitation Services, Inc.
5.49% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 12/04/24		8,606,711	8,312,619

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Leslie’s Poolmart, Inc.
6.08% (2 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23		8,578,838	$8,291,104
IBC Capital Ltd.
6.36% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23		8,563,500	8,290,581
Truck Hero, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/22/24		8,364,861	8,053,772
Power Solutions (Panther)
due 03/14/26		8,125,000	8,028,556
NVA Holdings, Inc
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 02/03/25		7,686,316	7,412,529
National Vision, Inc.
5.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/20/24		6,927,791	6,884,493
Stars Group (Amaya)
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/10/25		6,414,111	6,396,600
Wyndham Hotels & Resorts, Inc.
4.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 05/30/25		6,467,500	6,375,532
Eldorado Resorts, Inc.
4.88% (2 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 04/17/24		6,394,500	6,330,555
Columbus Finance, Inc.
4.75% (6 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 07/05/24	EUR	5,500,000	6,114,176
Amaya Holdings B.V.
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 07/10/25	EUR	5,100,000	5,737,715
IRB Holding Corp.
5.74% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/05/25		5,770,854	5,619,369
Prime Security Services Borrower LLC
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/02/22		5,522,354	5,458,184
Midas Intermediate Holdco II LLC
5.35% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21		5,198,330	5,051,062
Belmond Interfin Ltd.
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/03/24		3,930,000	3,918,524
Nellson Nutraceutical (US)
6.86% ((3 Month USD LIBOR + 4.25%) and (Commercial Prime Lending Rate + 3.25%), Rate Floor: 5.25%) due 12/23/21		4,034,688	3,812,780
Belk, Inc.
7.45% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22		4,059,008	3,263,565

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

AMC Entertainment Holdings, Inc.
4.73% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/15/23		3,136,000	$3,132,864
International Car Wash Group Ltd.
5.99% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 10/03/24		2,905,031	2,894,137
Geo Group, Inc.
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 03/22/24		2,499,000	2,381,347
Alexander Mann
6.23% (1 Month GBP LIBOR + 5.50%, Rate Floor: 5.50%) due 06/16/25	GBP	1,540,000	1,926,790
Total Consumer, Cyclical			398,284,513

Industrial - 16.6%
VC GB Holdings, Inc.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24		25,678,697	25,100,926
Lineage Logistics LLC
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/27/25		20,089,530	19,474,389
Engineered Machinery Holdings, Inc.
5.85% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/19/24		19,527,954	18,820,066
Flex Acquisition Company, Inc.
5.63% ((1 Month USD LIBOR + 3.00%) and (3 Month USD LIBOR + 3.00%), Rate Floor: 4.00%) due 12/29/23		19,165,446	18,534,519
USIC Holding, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/08/23		18,574,404	18,071,409
Quikrete Holdings, Inc.
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/15/23		18,480,769	18,015,423
BWAY Holding Co.
6.03% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24		17,267,111	16,822,483
GYP Holdings III Corp.
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/01/25		16,943,167	16,385,398
Advanced Disposal Services, Inc.
4.66% (1 Week USD LIBOR + 2.25%, Rate Floor: 3.00%) due 11/10/23		15,955,492	15,875,714
Altra Industrial Motion Corp.
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25		15,582,090	15,289,925
Arctic Long Carriers
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23		15,184,538	14,691,040

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

TransDigm Group, Inc.
5.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/30/25		14,880,849	$14,471,625
Hayward Industries, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24		14,233,250	13,939,760
CPG International LLC
6.63% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/05/24		12,591,254	12,465,341
Blitz F18-675 GmbH
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 07/31/25	EUR	10,452,373	11,745,403
American Bath Group LLC
6.85% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/30/23		11,740,737	11,623,330
STS Operating, Inc. (SunSource)
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24		11,711,053	11,462,194
Hillman Group, Inc.
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25		11,989,599	11,420,093
CHI Overhead Doors, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/29/22		10,149,686	10,022,815
Charter Nex US, Inc.
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/16/24		9,949,367	9,648,797
Titan Acquisition Ltd. (Husky)
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		10,098,000	9,370,944
Hanjin International Corp.
4.98% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/19/20		7,250,000	7,159,375
Duran Group Holding GMBH
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/29/24	EUR	4,003,529	4,357,033
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 12/20/24	EUR	1,350,000	1,469,202
Pelican Products, Inc.
5.98% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25		4,746,150	4,667,032
Minerva Bidco Ltd.
5.91% (3 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 07/28/25	GBP	3,100,000	4,002,234
Consolidated Container Co. LLC
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/22/24		3,693,867	3,630,000

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Corialis Group Ltd.
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/29/24	EUR	3,075,000	$3,418,587
RBS Global, Inc.
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 08/21/24		3,433,680	3,396,218
Reece Ltd.
4.61% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/02/25		3,176,000	3,144,240
API Heat Transfer
8.60% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/01/24		2,713,789	2,428,842
8.60% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 10/02/23		484,169	435,752
KUEHG Corp. (KinderCare)
6.35% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/21/25		2,865,631	2,825,627
Filtration Group Corp.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/29/25		2,647,877	2,628,574
Survitec
4.75% (6 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 03/12/22	EUR	2,700,000	2,437,301
YAK MAT (YAK ACCESS LLC)
12.49% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		2,550,000	2,020,875
Fly Leasing Ltd.
4.70% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 02/09/23		1,471,486	1,448,310
Wencor Group
6.00% ((1 Month USD LIBOR + 3.50%) and (Commercial Prime Lending Rate + 2.50%), Rate Floor: 3.50%) due 06/19/19		394,615	384,750
Total Industrial			363,105,546

Technology - 13.9%
Misys Ltd.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24		20,521,210	19,764,593
Optiv, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24		20,731,774	19,747,015
TIBCO Software, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/04/20		18,961,394	18,866,587
Solera LLC
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/03/23		15,964,820	15,815,229

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Peak 10 Holding Corp.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24		17,182,500	$15,689,856
Planview, Inc.
7.75% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1		15,680,000	15,680,000
First Data Corp.
4.49% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/26/24		14,205,407	14,160,802
LANDesk Group, Inc.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24		13,608,833	13,498,329
Press Ganey Holdings, Inc.
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 10/23/23		12,342,316	12,064,614
GTT Communications B.V.
3.25% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/31/25	EUR	10,991,813	11,962,368
WEX, Inc.
4.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 06/30/23		11,670,987	11,545,991
Cologix Holdings, Inc.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/20/24		9,505,020	9,107,045
9.50% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 03/20/25		1,900,000	1,821,150
IRIS Software Group
5.23% (1 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 09/08/25	GBP	7,500,000	9,743,875
Seattle Spnco
5.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24		9,368,189	9,115,248
Cvent, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24		8,577,181	8,384,194
Eiger Acquisition B.V.
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/12/24	EUR	7,400,000	8,284,297
Greenway Health LLC
6.35% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24		8,760,831	8,059,965
Jaggaer
6.50% ((1 Month USD LIBOR + 4.00%) and (Commercial Prime Lending Rate + 3.00%), Rate Floor: 5.00%) due 12/28/24		8,118,000	7,955,640
Micron Technology, Inc.
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/29/25		7,970,010	7,872,378
EIG Investors Corp.
6.39% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23		7,829,035	7,780,103

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Park Place Technologies LLC
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/29/25		6,784,535	$6,722,321
10.50% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/29/26		408,434	399,244
MA Financeco LLC
4.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/19/21		6,212,250	6,056,944
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25		5,785,500	5,612,976
PISWBidCo GmbH
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/25	EUR	4,800,000	5,302,942
Epicor Software
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/01/22		4,952,425	4,889,727
Evergood 4 ApS (Nets)
3.00% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 02/06/25	EUR	3,832,286	4,233,359
Equian LLC
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 05/20/24		4,249,313	4,164,326
Lumentum Holdings, Inc.
5.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/10/25		4,065,159	4,054,996
Aspect Software, Inc.
7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24		4,535,848	3,623,825
Flexera Software LLC
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/26/25		3,443,450	3,421,068
Brave Parent Holdings, Inc.
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25		3,233,709	3,190,604
Sabre GLBL, Inc.
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24		2,339,546	2,319,800
EXC Holdings III Corp.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24		1,999,688	1,987,189
Miami Escrow Borrower LLC
5.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24		1,387,213	1,349,758
Targus Group International, Inc.
15.13% (3 Month USD LIBOR + 11.50%, Rate Floor: 14.75%) due 08/01/25†††,1,2,4		152,876	—
Total Technology			304,248,358

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Consumer, Non-cyclical - 13.1%
Dole Food Company, Inc.
5.25% ((1 Month USD LIBOR + 2.75%) and (Commercial Prime Lending Rate + 1.75%), Rate Floor: 3.75%) due 04/06/24		21,473,613	$20,432,143
Diamond (BC) B.V.
5.74% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24		10,813,125	10,367,084
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 09/06/24	EUR	8,986,250	9,857,149
Examworks Group, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/27/23		18,951,532	18,847,299
Sterigenics-Norion Holdings
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/15/22		17,128,966	16,814,992
Albertson’s LLC
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 11/17/25		10,663,275	10,518,681
5.61% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 12/21/22		6,174,276	6,121,115
Aspen Dental
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/30/25		15,334,125	15,148,889
IQVIA Holdings, Inc.
4.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/11/25		15,185,250	15,008,038
Endo Luxembourg Finance Co.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24		14,666,898	14,371,214
US Foods, Inc.
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/27/23		13,050,655	12,838,582
Springs Window Fashions
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25		11,711,500	11,550,467
10.99% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26		1,350,000	1,225,395
Immucor, Inc.
7.60% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21		11,961,314	11,931,411
CPI Holdco LLC
6.24% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/21/24		10,723,591	10,589,546
PAREXEL International Corp.
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 09/27/24		10,453,805	10,061,787

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Sigma Holding BV (Flora Food)
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	9,000,000	$9,952,508
Cidron New Bidco Ltd.
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 04/16/25	EUR	8,125,000	9,081,713
Smart & Final Stores LLC
6.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/15/22		8,298,839	7,890,785
AI Aqua Zip Bidco Pty Ltd.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23		8,256,967	7,885,403
JBS USA Lux SA
4.98% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 10/30/22		7,811,624	7,750,146
Syneos Health, Inc.
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 08/01/24		6,993,260	6,931,090
Recess Holdings, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24		5,709,565	5,562,087
Avantor, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/21/24		4,366,449	4,370,073
Alpha Bidco SAS
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/30/25	EUR	3,472,271	3,867,337
CTI Foods Holding Co. LLC
10.00% (Commercial Prime Lending Rate + 2.50%, Rate Floor: 3.50%) due 06/29/20		3,662,453	1,837,343
10.50% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 07/10/19		1,587,022	1,555,281
9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 06/28/21		7,420,000	371,000
Global Healthcare Exchange LLC
5.85% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/28/24		3,537,000	3,457,417
Stratose Intermediate Holdings II LLC
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/22/23		3,242,250	3,215,242
Agiliti
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/04/26		2,700,000	2,689,875
Arctic Glacier Group Holdings, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24		2,272,564	2,246,998

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Universal Health Services, Inc.
4.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/31/25		2,194,500	$2,192,437
Valeant Pharmaceuticals International, Inc.
5.48% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/02/25		2,103,759	2,088,738
BCPE Eagle Buyer LLC
6.88% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24		2,117,588	2,027,590
Cheese Bidco B.V.
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/30/25	EUR	1,627,729	1,812,929
Nellson Nutraceutical (CAD)
6.86% ((3 Month USD LIBOR + 4.25%) and (Commercial Prime Lending Rate + 3.25%), Rate Floor: 5.25%) due 12/23/21		1,658,712	1,567,482
Acadia Healthcare Co., Inc.
5.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/16/23		1,275,063	1,262,542
Catalent Pharma Solutions, Inc.
4.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.25%) due 05/20/24		638,711	635,121
Jacobs Douwe Egberts
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/01/25		588,495	583,098
Total Consumer, Non-cyclical			286,518,027

Communications - 11.1%
Cengage Learning Acquisitions, Inc.
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23		24,695,215	22,163,956
CSC Holdings, LLC
4.73% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25		21,381,655	20,744,054
Sprint Communications, Inc.
5.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 02/02/24		20,657,728	20,089,641
McGraw-Hill Global Education Holdings LLC
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22		20,981,682	19,250,693
SFR Group S.A.
6.17% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 01/31/26		19,281,051	18,239,874
Internet Brands, Inc.
6.24% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24		16,525,251	16,277,538

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Market Track LLC
6.83% (2 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	13,642,250	$12,823,715
Radiate HoldCo LLC
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/01/24	13,020,035	12,710,939
Authentic Brands
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24	11,869,250	11,624,506
Ziggo Secured Finance BV
4.98% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/25	11,275,000	10,970,801
Charter Communications Operating, LLC
4.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/30/25	10,418,125	10,339,989
Houghton Mifflin Co.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	10,493,681	9,903,411
Virgin Media Bristol LLC
4.98% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/26	10,000,000	9,885,700
Imagine Print Solutions LLC
7.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	10,535,000	9,718,538
Trader Corp.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 09/28/23	9,052,876	8,962,347
WMG Acquisition Corp.
4.62% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 11/01/23	8,637,894	8,440,864
Telenet Financing USD LLC
4.73% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/15/26	7,070,000	6,909,370
GTT Communications, Inc.
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	6,252,750	5,879,148
Level 3 Financing, Inc.
4.74% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/22/24	4,450,000	4,393,441
Match Group, Inc.
5.08% (2 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/16/22	2,471,875	$2,464,163
SFR Group SA
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/25	492,662	457,560
Total Communications		242,250,248

Financial - 7.0%
Amwins Group LLC
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 01/25/24	18,152,258	17,879,974

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Alliant Holdings Intermediate LLC
5.23% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/09/25		18,132,744	$17,396,192
National Financial Partners Corp.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/08/24		17,193,433	16,548,679
LPL Holdings, Inc.
4.74% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 09/23/24		15,959,596	15,806,703
AlixPartners, LLP
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/04/24		12,966,921	12,863,186
Delos Finance S.A.R.L (International Lease Finance)
4.35% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/06/23		11,250,000	11,230,312
HUB International Ltd.
5.51% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25		10,000,000	9,658,300
Virtu Financial, Inc.
6.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/01/26		8,625,000	8,635,781
Aretec Group, Inc.
6.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25		7,830,375	7,719,419
HarbourVest Partners LP
4.85% (2 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/03/25		7,484,197	7,396,857
Camelia Bidco Banc Civica
5.60% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP	5,600,000	7,220,724
USI, Inc.
5.60% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24		7,046,690	6,823,521
PSS Companies
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 01/28/20		5,462,841	5,462,841
Jefferies Finance LLC
5.31% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.50%) due 08/02/24		5,431,250	5,332,836
Advisor Group, Inc.
6.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/15/25		3,184,000	3,184,000
Total Financial			153,159,325

Basic Materials - 3.9%
GrafTech Finance, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25		16,540,806	16,478,778
Alpha 3 B.V.
5.60% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/31/24		14,932,348	14,573,076

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Messer Industries USA, Inc.
5.10% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/01/26		12,075,000	$11,810,920
2.75% (3 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 03/02/26	EUR	2,000,000	2,231,303
PQ Corp.
5.24% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/08/25		12,617,548	12,459,829
LTI Holdings, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25		9,104,250	8,747,636
Arch Coal, Inc.
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 03/07/24		6,732,922	6,699,258
PMHC II, Inc. (Prince)
6.17% ((1 Month USD LIBOR + 3.50%) and (3 Month USD LIBOR + 3.50%) and (12 Month USD LIBOR + 3.50%), Rate Floor: 4.50%) due 03/29/25		5,316,300	5,159,044
HB Fuller Co.
4.49% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/20/24		4,114,320	4,035,901
Pregis Holding I Corp.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/20/21		1,339,102	1,315,667
Minerals Technologies, Inc.
4.86% ((1 Month USD LIBOR + 2.25%) and (3 Month USD LIBOR + 2.25%), Rate Floor: 3.00%) due 02/14/24		741,595	738,814
Total Basic Materials			84,250,226

Energy - 1.6%
Ultra Petroleum, Inc.
6.49% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 04/12/24		16,726,793	14,447,767
Penn Virginia Holding Corp.
9.50% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22		10,890,000	10,617,750
Permian Production Partners LLC
8.49% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24		8,470,000	8,131,200
Summit Midstream Partners, LP
8.50% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22		715,000	707,550
Total Energy			33,904,267
Total Senior Floating Rate Interests
(Cost $1,943,232,261)			1,865,720,510

CORPORATE BONDS†† - 4.9%
Financial - 1.3%
Nexi Capital SpA
3.63% due 05/01/23	EUR	15,000,000	17,049,815
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22		5,000,000	5,062,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Kennedy-Wilson, Inc.
5.88% due 04/01/24		2,796,000	$2,778,525
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/20		1,700,000	1,716,150
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[5]		1,050,000	1,050,000
Lincoln Financing SARL
3.56% due 04/01/24	EUR	350,000	392,724
Total Financial			28,049,714

Energy - 1.1%
Sabine Pass Liquefaction LLC
5.63% due 02/01/21		5,500,000	5,712,695
5.63% due 04/15/23		4,200,000	4,552,214
CNX Resources Corp.
5.88% due 04/15/22		4,398,000	4,387,005
Unit Corp.
6.63% due 05/15/21		4,000,000	3,840,000
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[5]		4,000,000	3,690,000
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[5]		1,268,000	1,166,560
Total Energy			23,348,474

Communications - 1.0%
DISH DBS Corp.
7.75% due 07/01/26		10,700,000	9,309,000
Ziggo BV
5.50% due 01/15/27[5]		5,000,000	4,937,500
Midcontinent Communications / Midcontinent Finance Corp.
6.88% due 08/15/23[5]		4,000,000	4,161,150
Anixter, Inc.
5.50% due 03/01/23		3,000,000	3,105,000
MDC Partners, Inc.
6.50% due 05/01/24[5]		1,700,000	1,406,750
Total Communications			22,919,400

Industrial - 0.7%
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxemburg
6.29% (3 Month USD LIBOR + 3.50%) due 07/15/21[5,6]		7,500,000	7,528,125
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.63% due 05/15/23[5]		2,100,000	2,113,125
4.25% due 09/15/22[5]		1,500,000	1,500,000
Novelis Corp.
6.25% due 08/15/24[5]		3,000,000	3,067,500
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[5]		750,000	720,000
Total Industrial			14,928,750

Consumer, Non-cyclical - 0.4%
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]		4,275,000	4,152,094
ServiceMaster Co. LLC
5.13% due 11/15/24[5]		4,000,000	4,015,000
HCA, Inc.
4.50% due 02/15/27		1,500,000	1,540,466
Total Consumer, Non-cyclical			9,707,560

Utilities - 0.2%
AES Corp.
6.00% due 05/15/26		2,000,000	2,119,960
5.50% due 04/15/25		1,059,000	1,098,712
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[7]		630,000	595,350
Total Utilities			3,814,022

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Technology - 0.1%
NCR Corp.
5.88% due 12/15/21	1,450,000	$1,474,360
6.38% due 12/15/23	800,000	822,000
Total Technology		2,296,360

Consumer, Cyclical - 0.1%
Lennar Corp.
4.13% due 01/15/22	1,500,000	1,513,125

Basic Materials - 0.0%
Eldorado Gold Corp.
6.13% due 12/15/20[5]	265,000	259,355
Mirabela Nickel Ltd.
9.50% due 06/24/19[4]	1,279,819	127,982
Total Basic Materials		387,337
Total Corporate Bonds
(Cost $111,250,578)		106,964,742

ASSET-BACKED SECURITIES†† - 1.3%
Collateralized Loan Obligations - 1.3%
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,8]	6,000,000	5,000,897
Cerberus Loan Funding XVII Ltd.
2016-3A, 5.32% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[5,6]	5,000,000	4,972,691
Jamestown CLO V Ltd.
2014-5A, 7.87% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[5,6]	4,000,000	3,515,567
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[8]	4,300,020	3,164,138
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 5.46% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 12/22/28[5,6]	3,000,000	2,986,801
Halcyon Loan Advisors Funding Ltd.
2012-1A, 5.68% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[5,6]	2,600,000	2,600,121
Treman Park CLO Ltd.
2015-1A, due 10/20/28[5,8]	3,000,000	2,568,068
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[5,8]	2,071,948	1,199,405
Newstar Commercial Loan Funding LLC
2017-1A, 6.29% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[5,6]	1,000,000	1,000,355
ACIS CLO Ltd.
2015-6A, 6.11% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[5,6]	1,000,000	992,073
Ares XXVI CLO Ltd.
2013-1A, due 04/15/25[5,8]	1,250,000	2,221
Total Collateralized Loan Obligations		28,002,337

Collateralized Debt Obligations - 0.0%
N-Star REL CDO VIII Ltd.
2006-8A, 2.85% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[5,6]	704,538	694,632

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Transport-Aircraft - 0.0%
Airplanes Pass Through Trust
2001-1A, 3.01% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[4,6,7]	896,492	$31,292
Total Asset-Backed Securities
(Cost $30,858,322)		28,728,261

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 1.0%
Residential Mortgage Backed Securities - 1.0%
RALI Series Trust
2006-QO6, 2.67% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[6]	12,834,013	5,179,686
2006-QO2, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[6]	519,917	206,004
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 3.14% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[6]	4,149,099	3,712,538
American Home Mortgage Assets Trust
2006-4, 2.70% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 10/25/46[6]	3,772,229	2,711,446
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.24% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[6]	2,994,703	2,646,306
Lehman XS Trust Series
2006-16N, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[6]	2,292,430	2,144,833
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[5,6]	2,060,008	1,951,376
Nomura Resecuritization Trust
2015-4R, 2.00% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[5,6]	1,687,125	1,633,535
Morgan Stanley Re-REMIC Trust
2010-R5, 3.88% due 06/26/36[5]	665,204	610,211
Alliance Bancorp Trust
2007-OA1, 2.73% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[6]	628,318	556,497
GSAA Home Equity Trust
2007-7, 2.76% (1 Month USD LIBOR + 0.27%) due 07/25/37[6]	541,522	518,404
New Century Home Equity Loan Trust
2004-4, 3.29% (1 Month USD LIBOR + 0.80%, Rate Cap/Floor: 12.50%/0.53%) due 02/25/35[6]	264,069	256,574
Total Residential Mortgage Backed Securities		22,127,410
Total Collateralized Mortgage Obligations
(Cost $21,187,718)		22,127,410

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

COMMERCIAL PAPER†† - 3.6%
American Water Capital Corp.
2.67% due 04/02/19[5,9]	20,000,000	$19,998,517
Marriott International, Inc.
2.80% due 04/03/19[5,9]	16,000,000	15,997,511
Waste Management, Inc.
2.70% due 04/03/19[5,9]	15,000,000	14,997,750
Mondelez International, Inc.
2.67% due 04/15/19[5,9]	10,000,000	9,989,617
Walgreens Boots Alliance, Inc.
2.86% due 05/24/19[9]	10,000,000	9,956,615
Lowes Cos., Inc.
2.70% due 04/01/19[9]	7,600,000	7,600,000
Total Commercial Paper
(Cost $78,540,847)		78,540,010

Total Investments - 98.5%
(Cost $2,237,231,843)		$2,153,279,460
Other Assets & Liabilities, net - 1.5%		32,749,455
Total Net Assets - 100.0%		$2,186,028,915

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Barclays Bank plc	54,625,000	GBP	04/12/19	$71,603,979	$71,181,794	$422,185
Goldman Sachs International	1,940,000	EUR	04/12/19	2,206,800	2,178,442	28,358
Bank of America, N.A.	159,625,000	EUR	04/12/19	179,051,363	179,244,227	(192,864)
						$257,679

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $15,813,952, (cost $15,850,730) or 0.7% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.
[4]	Security is in default of interest and/or principal obligations.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $130,478,507 (cost $131,652,939), or 6.0% of total net assets.

[6]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $626,642 (cost $1,365,254), or less than 0.1% of total net assets — See Note 9.

[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]	Rate indicated is the effective yield at the time of purchase.
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$607	$798,206	$133,952	$932,765
Preferred Stocks	—	497,748	—	497,748
Money Market Fund	49,768,014	—	—	49,768,014
Senior Floating Rate Interests	—	1,850,040,510	15,680,000	1,865,720,510
Corporate Bonds	—	106,964,742	—	106,964,742
Asset-Backed Securities	—	28,728,261	—	28,728,261
Collateralized Mortgage Obligations	—	22,127,410	—	22,127,410
Commercial Paper	—	78,540,010	—	78,540,010
Forward Foreign Currency Exchange Contracts**	—	450,543	—	450,543
Total Assets	$49,768,621	$2,088,147,430	$15,813,952	$2,153,730,003

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$192,864	$—	$192,864
Unfunded Loan Commitments (Note 8)	—	1,377,851	—	1,377,851
Total Liabilities	$—	$1,570,715	$—	$1,570,715

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
FLOATING RATE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18		Additions	Reductions	Realized Gain (Loss)
Common Stocks
Aspect Software, Inc.*,5	$—	**	$—	$—	$—
Targus Group International, Inc.[1]	33,063		—	(4,712)	—
Mutual Funds
Guggenheim Strategy Fund II	7,554,385		61,983	(7,573,814)	308
Guggenheim Strategy Fund III	7,587,154		64,096	(7,593,287)	(66,939)
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	8,665,910		70,076	(8,689,421)	845
Senior Floating Rate Interests
Aspect Software, Inc. 7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24[3,5]	5,601,165		—	(43,625)	—
Targus Group International, Inc. due 05/24/16[1,4]	—	**	—	—	—
	$29,441,677		$196,155	$(23,904,859)	$(65,786)

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
FLOATING RATE STRATEGIES FUND

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19		Shares/ Face Amount 03/31/19	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software, Inc.*,5	$—	$—		—	$—	$—
Targus Group International, Inc.[1]	(1,096)	27,255		12,773	1,140	—
Mutual Funds
Guggenheim Strategy Fund II	(42,862)	—		—	—	4,053
Guggenheim Strategy Fund III	8,976	—		—	—	284
Guggenheim Ultra Short Duration Fund - Institutional Class[2]	(47,410)	—		—	—	6,314
Senior Floating Rate Interests
Aspect Software, Inc. 7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24[3,5]	—	—		—	312,404	—
Targus Group International, Inc. due 05/24/16[1,4]	—	—	**	152,876	—	—
	$(82,392)	$27,255			$313,544	$10,651

*	Non-income producing security.
**	Security has a market value less than $1.
[1]

Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued and affiliated securities amounts to $27,255, (cost $156,853) or less than 0.1% of total net assets.

[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Security is in default of interest and/or principal obligations.
[5]	Security is no longer an affiliated entity effective February 4, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
FLOATING RATE STRATEGIES FUND

March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $2,237,074,990)	$2,153,252,205
Investments in affiliated issuers, at value (cost $156,853)	27,255
Foreign currency, at value (cost $691,812)	691,812
Cash	4,740,453
Segregated cash with broker	460,000
Unrealized appreciation on forward foreign currency exchange contracts	450,543
Prepaid expenses	281,719
Receivables:
Securities sold	75,328,095
Interest	6,507,866
Fund shares sold	3,760,380
Foreign tax reclaims	57,090
Total assets	2,245,557,418

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $1,357,370)	1,377,851
Unrealized depreciation on forward foreign currency exchange contracts	192,864
Payable for:
Securities purchased	38,458,694
Fund shares redeemed	16,208,166
Distributions to shareholders	1,651,570
Management fees	854,356
Distribution and service fees	239,522
Transfer agent/maintenance fees	187,069
Fund accounting/administration fees	152,647
Trustees’ fees*	3,539
Miscellaneous	202,225
Total liabilities	59,528,503
Net assets	$2,186,028,915

Net assets consist of:
Paid in capital	$2,308,207,480
Total distributable earnings (loss)	(122,178,565)
Net assets	$2,186,028,915

A-Class:
Net assets	$289,617,230
Capital shares outstanding	11,466,699
Net asset value per share	$25.26
Maximum offering price per share (Net asset value divided by 97.00%)	$26.04

C-Class:
Net assets	$141,360,379
Capital shares outstanding	5,598,838
Net asset value per share	$25.25

P-Class:
Net assets	$250,811,242
Capital shares outstanding	9,925,762
Net asset value per share	$25.27

Institutional Class:
Net assets	$1,417,350,878
Capital shares outstanding	56,067,211
Net asset value per share	$25.28

R6-Class:
Net assets	$86,889,186
Capital shares outstanding	3,437,396
Net asset value per share	$25.28

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
FLOATING RATE STRATEGIES FUND

Period Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$1,140
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $12,448)	74,248,437
Interest from securities of affiliated issuers	312,404
Total investment income	74,561,981

Expenses:
Management fees	8,680,136
Distribution and service fees:
A-Class	447,636
C-Class	780,424
P-Class	416,215
Transfer agent/maintenance fees:
A-Class	247,015
C-Class	88,622
P-Class	213,028
Institutional Class	758,390
R6-Class	3
Fund accounting/administration fees	1,068,335
Interest expense	244,510
Line of credit fees	211,550
Trustees’ fees*	44,134
Custodian fees	43,254
Miscellaneous	362,823
Total expenses	13,606,075
Less:
Expenses reimbursed by Adviser:
A-Class	(232,835)
C-Class	(92,244)
P-Class	(198,588)
Institutional Class	(587,372)
Expenses waived by Adviser	(30,560)
Total waived/reimbursed expenses	(1,141,599)
Net expenses	12,464,476
Net investment income	62,097,505

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(38,203,553)
Investments in affiliated issuers	(65,786)
Distributions received from affiliated investment company shares	10,651
Foreign currency transactions	818,427
Forward foreign currency exchange contracts	10,277,062
Net realized loss	(27,163,199)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(53,912,287)
Investments in affiliated issuers	(82,392)
Foreign currency translations	(52,499)
Forward foreign currency exchange contracts	170,106
Net change in unrealized appreciation (depreciation)	(53,877,072)
Net realized and unrealized loss	(81,040,271)
Net decrease in net assets resulting from operations	$(18,942,766)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$62,097,505	$143,792,027
Net realized gain (loss) on investments	(27,163,199)	20,095,310
Net change in unrealized appreciation (depreciation) on investments	(53,877,072)	(31,396,838)
Net increase (decrease) in net assets resulting from operations	(18,942,766)	132,490,499

Distributions to shareholders:
A-Class	(8,393,366)	(19,328,895)
C-Class	(3,086,462)	(6,226,360)
P-Class	(7,819,711)	(14,036,610)
Institutional Class	(44,665,110)	(105,692,526)
R6-Class*	(194,346)	—
Total distributions to shareholders	(64,158,995)	(145,284,391)

Capital share transactions:
Proceeds from sale of shares
A-Class	35,471,234	174,750,198
C-Class	8,248,990	25,524,875
P-Class	68,222,507	196,163,250
Institutional Class	371,394,569	993,737,991
R6-Class*	87,046,267	—
Distributions reinvested
A-Class	6,986,743	15,899,450
C-Class	2,388,108	4,861,463
P-Class	7,814,864	13,987,188
Institutional Class	36,098,265	85,084,696
R6-Class*	194,346	—
Cost of shares redeemed
A-Class	(173,358,441)	(292,303,519)
C-Class	(37,748,518)	(60,834,101)
P-Class	(200,586,841)	(184,687,809)
Institutional Class	(1,160,786,304)	(1,431,785,517)
R6-Class*	—	—
Net decrease from capital share transactions	(948,614,211)	(459,601,835)
Net decrease in net assets	(1,031,715,972)	(472,395,727)

Net assets:
Beginning of period	3,217,744,887	3,690,140,614
End of period	$2,186,028,915	$3,217,744,887

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	1,389,506	6,734,757
C-Class	324,150	983,543
P-Class	2,686,569	7,564,336
Institutional Class	14,612,634	38,250,771
R6-Class*	3,429,719	—
Shares issued from reinvestment of distributions
A-Class	275,673	613,005
C-Class	94,345	187,516
P-Class	308,410	539,448
Institutional Class	1,423,332	3,277,180
R6-Class*	7,677	—
Shares redeemed
A-Class	(6,846,645)	(11,264,301)
C-Class	(1,492,195)	(2,344,621)
P-Class	(7,926,262)	(7,112,156)
Institutional Class	(45,840,602)	(55,157,087)
Net decrease in shares	(37,553,689)	(17,727,609)

*	Since commencement of operations: March 13, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$25.92	$26.01	$25.92	$25.88	$26.52	$26.62
Income (loss) from investment operations:
Net investment income (loss)[b]	.57	1.04	.93	.99	1.04	1.10
Net gain (loss) on investments (realized and unrealized)	(.64)	(.07)	.10	.12	(.42)	.05
Total from investment operations	(.07)	.97	1.03	1.11	.62	1.15
Less distributions from:
Net investment income	(.59)	(1.06)	(.94)	(1.07)	(1.18)	(1.20)
Net realized gains	— [c]	—	—	—	(.08)	(.05)
Total distributions	(.59)	(1.06)	(.94)	(1.07)	(1.26)	(1.25)
Net asset value, end of period	$25.26	$25.92	$26.01	$25.92	$25.88	$26.52

Total Return[d]	(0.24%)	3.80%	4.03%	4.47%	2.36%	4.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$289,617	$431,562	$534,911	$452,611	$400,270	$365,207
Ratios to average net assets:
Net investment income (loss)	4.53%	4.02%	3.58%	3.88%	3.97%	4.10%
Total expenses[e]	1.19%	1.15%	1.13%	1.20%	1.19%	1.18%
Net expenses[f,g,j]	1.05%	1.03%	1.04%	1.03%	1.03%	1.04%
Portfolio turnover rate	5%	33%	44%	35%	44%	58%

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$25.91	$26.00	$25.91	$25.87	$26.51	$26.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.48	.85	.74	.80	.85	.90
Net gain (loss) on investments (realized and unrealized)	(.64)	(.07)	.10	.12	(.43)	.06
Total from investment operations	(.16)	.78	.84	.92	.42	.96
Less distributions from:
Net investment income	(.50)	(.87)	(.75)	(.88)	(.98)	(1.00)
Net realized gains	— [c]	—	—	—	(.08)	(.05)
Total distributions	(.50)	(.87)	(.75)	(.88)	(1.06)	(1.05)
Net asset value, end of period	$25.25	$25.91	$26.00	$25.91	$25.87	$26.51

Total Return[d]	(0.60%)	3.03%	3.26%	3.68%	1.63%	3.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141,360	$172,906	$204,008	$197,296	$145,808	$132,370
Ratios to average net assets:
Net investment income (loss)	3.80%	3.29%	2.83%	3.13%	3.23%	3.35%
Total expenses[e]	1.91%	1.87%	1.83%	1.93%	1.91%	1.89%
Net expenses[f,g,j]	1.79%	1.78%	1.79%	1.78%	1.78%	1.79%
Portfolio turnover rate	5%	33%	44%	35%	44%	58%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$25.93	$26.02	$25.93	$25.89	$26.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.58	1.05	.94	.99	.40
Net gain (loss) on investments (realized and unrealized)	(.65)	(.08)	.09	.12	(.46)
Total from investment operations	(.07)	.97	1.03	1.11	(.06)
Less distributions from:
Net investment income	(.59)	(1.06)	(.94)	(1.07)	(.42)
Net realized gains	— [c]	—	—	—	—
Total distributions	(.59)	(1.06)	(.94)	(1.07)	(.42)
Net asset value, end of period	$25.27	$25.93	$26.02	$25.93	$25.89

Total Return	(0.24%)	3.80%	4.03%	4.46%	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$250,811	$385,306	$360,829	$124,974	$20,536
Ratios to average net assets:
Net investment income (loss)	4.53%	4.05%	3.59%	3.86%	3.68%
Total expenses[e]	1.18%	1.15%	1.16%	1.06%	1.04%
Net expenses[f,g,j]	1.06%	1.03%	1.03%	1.03%	1.02%
Portfolio turnover rate	5%	33%	44%	35%	44%

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$25.95	$26.03	$25.94	$25.90	$26.54	$26.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.61	1.11	1.00	1.05	1.10	1.16
Net gain (loss) on investments (realized and unrealized)	(.66)	(.07)	.10	.12	(.42)	.06
Total from investment operations	(.05)	1.04	1.10	1.17	.68	1.22
Less distributions from:
Net investment income	(.62)	(1.12)	(1.01)	(1.13)	(1.24)	(1.27)
Net realized gains	— [c]	—	—	—	(.08)	(.05)
Total distributions	(.62)	(1.12)	(1.01)	(1.13)	(1.32)	(1.32)
Net asset value, end of period	$25.28	$25.95	$26.03	$25.94	$25.90	$26.54

Total Return	(0.16%)	4.08%	4.28%	4.71%	2.59%	4.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,417,351	$2,227,970	$2,590,393	$1,643,932	$1,231,352	$753,476
Ratios to average net assets:
Net investment income (loss)	4.77%	4.28%	3.83%	4.11%	4.18%	4.32%
Total expenses[e]	0.88%	0.84%	0.82%	0.87%	0.85%	0.87%
Net expenses[f,g,j]	0.81%	0.79%	0.79%	0.79%	0.79%	0.80%
Portfolio turnover rate	5%	33%	44%	35%	44%	58%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended March 31, 2019[i]
Per Share Data
Net asset value, beginning of period	$25.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.06
Net gain (loss) on investments (realized and unrealized)	(.10)
Total from investment operations	(.04)
Less distributions from:
Net investment income	(.06)
Net realized gains	—
Total distributions	(.06)
Net asset value, end of period	$25.28

Total Return	(0.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,889
Ratios to average net assets:
Net investment income (loss)	4.57%
Total expenses[e]	0.82%
Net expenses[f,g,j]	0.82%
Portfolio turnover rate	5%

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	—	—	—
C-Class	—	0.01%	—
P-Class	—	—	—
Institutional Class	—	—	0.01%
R6-Class	—	N/A	N/A

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[j]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
C-Class	1.76%	1.77%	1.77%	1.77%	1.77%	1.77%
P-Class	1.02%	1.02%	1.02%	1.02%	1.01%	N/A
Institutional Class	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
R6-Class	0.76%	N/A	N/A	N/A	N/A	N/A

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At March 31, 2019, only Investor Class, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares had been issued by the Fund.

C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2019.

(c) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(e) Forward Foreign Currency Exchange Contracts

The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended March 31, 2019, there were no earnings credits received.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Value
Use	Purchased	Sold
Hedge	$3,743,765	$279,980,079

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2019:

	Primary Risk Exposure	Forward Foreign Currency Exchange Risk
Asset Derivative Investments Value	Foreign exchange risk	$450,543
Liability Derivative Investments Value	Foreign exchange risk	$(192,864)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Primary Risk Exposure	Forward Foreign Currency Exchange Risk
Foreign exchange risk	$10,277,062

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Primary Risk Exposure	Forward Foreign Currency Exchange Risk
Foreign exchange risk	$170,106

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$450,543	$—	$450,543	$—	$—	$450,543

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$192,864	$—	$192,864	$—	$(192,864)	$—

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
Bank of America Merrill Lynch	Forward currency contracts	$460,000	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.02%	11/30/12	02/01/20
C-Class	1.77%	11/30/12	02/01/20
P-Class	1.02%	05/01/15	02/01/20
Institutional Class	0.78%	11/30/12	02/01/20
R6-Class	0.78%*	03/13/19	02/01/20

*	Since the commencement of operations: March 13, 2019.

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2019	2020	2021	2022	Total
A-Class	$408,812	$506,871	$572,780	$236,835	$1,725,298
C-Class	126,576	104,116	176,311	93,898	500,901
P-Class	9,234	320,707	442,125	202,111	974,177
Institutional Class	633,650	819,172	1,285,374	607,550	3,345,746
R6-Class	—	—	—	252	252

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

During the period ended March 31, 2019, GI did not recoup from the Fund.

If a Fund invests in a fund that is advised by the same advisor or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2019, the Fund waived $952 related to investments in affiliated funds.

For the period ended March 31, 2019, GFD retained sales charges of $162,871 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At March 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,237,319,837	$—	$(83,782,698)	$(83,782,698)

Note 7 – Securities Transactions

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$117,901,808	$1,096,411,836

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$4,135,364	$—	$—

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The unfunded loan commitments as of March 31, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Advantage Sales & Marketing LLC	07/25/19	$8,000,000	$1,230,000
Aspect Software, Inc.	07/15/23	939,012	—	*
CTI Foods Holding Co. LLC	07/10/19	317,404	6,348
Mavis Tire Express Services Corp.	03/20/25	3,146,714	80,118
Wencor Group	06/19/19	2,455,385	61,385
			$1,377,851

*	Security has a market value of $0.

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 3.01% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[1,2]	12/27/11	$723,184	$31,292
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23	12/17/13	642,070	595,350
		$1,365,254	$626,642

[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2019.

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. As of March 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Coucil (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Coucil (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary

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based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2019

Guggenheim Semi-Annual Report

Guggenheim Total Return Bond Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	TRB-SEMI-0319x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	63
OTHER INFORMATION	85
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	86
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	93

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

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March 31, 2019

Total Return Bond Fund may not be suitable for all investors. ● Investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the Fund’s holdings and share price to decline. ● Investors in asset-backed securities, including collateralized loan obligations (“CLOs”), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. ● Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. ● High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as leveraged instruments, such as derivatives. ● You may have a gain or loss when you sell your shares. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the six months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned -1.72%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.64%. The return of the MSCI Emerging Markets Index* was 1.83%.

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.63% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 2.39%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.17% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.79%	1.87%	$ 1,000.00	$ 1,018.70	$ 3.98
C-Class	1.54%	1.49%	1,000.00	1,014.90	7.74
P-Class	0.79%	1.83%	1,000.00	1,018.30	3.98
Institutional Class	0.50%	2.01%	1,000.00	1,020.10	2.52
R6-Class	0.50%	2.01%	1,000.00	1,020.10	2.52

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.79%	5.00%	$ 1,000.00	$ 1,020.99	$ 3.98
C-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
P-Class	0.79%	5.00%	1,000.00	1,020.99	3.98
Institutional Class	0.50%	5.00%	1,000.00	1,022.44	2.52
R6-Class	0.50%	5.00%	1,000.00	1,022.44	2.52

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	October 19, 2016

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	53.3%
AA	6.9%
A	14.2%
BBB	7.0%
BB	2.3%
B	2.4%
CCC	1.6%
CC	0.8%
C	0.2%
NR2	4.9%
Other Instruments	6.4%
Total Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 02/15/22	6.6%
U.S. Treasury Notes, 03/15/22	4.9%
U.S. Treasury Notes, 01/31/24	4.1%
U.S. Treasury Inflation Protected Securities, 01/15/20	2.8%
U.S. Treasury Notes, 02/29/24	2.5%
U.S. Treasury Bonds, 08/15/48	1.9%
U.S. Treasury Notes, 02/28/26	1.9%
State of Israel, 05/31/19	1.7%
Government of Japan, 01/20/20	1.2%
Federative Republic of Brazil, 07/01/19	1.0%
Top Ten Total	28.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	1.87%	2.30%	3.82%	5.09%
A-Class Shares with sales charge‡	(2.20%)	(1.79%)	2.81%	4.39%
C-Class Shares	1.49%	1.54%	3.06%	4.32%
C-Class Shares with CDSC§	0.49%	0.55%	3.06%	4.32%
Institutional Class Shares	2.01%	2.59%	4.17%	5.44%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.74%	2.56%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	1.83%	2.30%	3.36%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.23%

	6 Month†	1 Year	Since Inception (10/19/16)
R6-Class Shares	2.01%	2.59%	3.09%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	1.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
TOTAL RETURN BOND FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Industrial - 0.0%
API Heat Transfer Parent LLC*,††	42,528	$11,695
BP Holdco LLC*,†††,1	532	188
Vector Phoenix Holdings, LP*,†††,1	532	45
Total Industrial		11,928

Energy - 0.0%
Titan Energy LLC*	6,740	404
Total Common Stocks
(Cost $221,199)		12,332

PREFERRED STOCKS†† - 0.0%
Industrial - 0.0%
Seaspan Corp. 6.38% due 04/30/19	25,075	634,899
API Heat Transfer Intermediate*	9	7,293
Total Industrial		642,192
Total Preferred Stocks
(Cost $634,112)		642,192

MUTUAL FUNDS† - 1.1%
Guggenheim Floating Rate Strategies Fund — R6 Class[2]	2,322,097	58,702,621
Guggenheim Ultra Short Duration Fund — Institutional Class[2,3]	2,580,476	25,727,343
Guggenheim Strategy Fund II2	1,034,394	25,663,326
Guggenheim Strategy Fund III[2]	1,034,088	25,635,031
Total Mutual Funds
(Cost $137,814,343)		135,728,321

MONEY MARKET FUND† - 2.5%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 2.28%[4]	311,968,378	311,968,378
Total Money Market Fund
(Cost $311,968,378)		311,968,378

	Face Amount~

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 29.3%
Government Agency - 15.4%
Fannie Mae
3.59% due 05/01/34	71,867,000	74,967,492
3.59% due 02/01/29	37,705,400	38,916,347
2.89% due 10/01/29	38,458,000	37,925,710
3.01% due 09/01/29	36,899,000	36,874,620
3.26% due 05/01/34	37,000,000	36,844,637
3.19% due 02/01/29	29,250,000	29,713,355
3.56% due 04/01/30	26,311,799	27,140,471
3.33% due 03/01/49	25,100,000	25,524,543
3.60% due 03/01/31	24,586,000	25,384,323
3.40% due 02/01/33	25,000,000	25,336,350
3.48% due 04/01/29†††	23,630,000	24,575,163
3.12% due 10/01/32	24,800,000	24,465,455
3.23% due 01/01/33	23,622,869	23,676,522
3.61% due 04/01/34†††	28,014,000	22,835,861
3.68% due 04/01/34	20,000,000	21,081,797
2.90% due 11/01/29	21,378,000	21,004,267
2.87% due 09/01/29	20,000,000	19,673,752
3.37% due 05/01/31	19,250,000	19,614,766
3.49% due 04/01/30	18,587,830	19,314,234
3.56% due 03/01/31	18,550,000	19,298,212
3.17% due 02/01/28	18,350,000	18,477,637
2.96% due 11/01/29	18,620,000	18,448,288
4.17% due 02/01/49	15,500,000	16,404,785
3.62% due 04/01/34†††	14,435,000	15,111,368
3.71% due 04/01/34†††	18,150,000	14,643,395

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

3.75% due 03/01/34	13,500,000	$14,208,138
3.19% due 02/01/30	13,742,293	13,910,709
4.08% due 04/01/49†††	12,879,000	13,400,244
3.07% due 01/01/28	13,100,000	12,999,276
3.42% due 09/01/47	13,177,643	12,778,165
3.66% due 03/01/34	12,125,000	12,610,014
3.66% due 03/01/31	11,821,000	12,479,427
2.82% due 10/01/29	12,100,000	11,894,318
3.59% due 04/01/33	11,280,000	11,647,484
3.03% due 12/01/27	10,900,000	10,785,212
4.21% due 10/01/48	9,750,000	10,486,859
3.41% due 02/01/33	10,250,000	10,393,670
3.08% due 10/01/32	10,250,000	10,132,497
3.42% due 04/01/30	9,800,000	10,072,591
3.51% due 04/01/34	9,820,000	10,068,461
3.31% due 01/01/33	9,700,000	9,776,908
3.71% due 03/01/31	8,763,000	9,244,437
3.05% due 10/01/29	9,100,000	9,089,698
3.06% due 12/01/27	9,000,000	8,922,545
3.04% due 01/01/28	8,900,000	8,811,237
3.60% due 03/01/30	8,341,000	8,750,590
3.08% due 01/01/30	8,500,000	8,502,449
2.94% due 10/01/32	8,531,885	8,374,038
3.43% due 03/01/33	8,100,000	8,225,394
3.66% due 03/01/34	7,000,000	7,295,064
3.48% due 04/01/30	7,000,000	7,249,007
3.14% due 01/01/28	6,900,000	6,883,806
2.99% due 09/01/29	6,800,000	6,736,718
3.29% due 03/01/33	6,700,000	6,693,319
3.63% due 05/01/34†††	6,140,000	6,385,149
4.04% due 08/01/48	6,100,000	6,378,186
4.07% due 04/01/49	6,000,000	6,255,830
3.61% due 04/01/39	6,193,000	6,170,452
3.13% due 02/01/28	5,900,000	5,983,649
3.44% due 05/01/34	5,850,000	5,967,914
3.60% due 04/01/33	5,600,000	5,795,523
3.21% due 01/01/33	5,500,000	5,457,517
4.00% due 12/01/38	4,813,917	4,987,061
3.39% due 02/01/30	4,800,000	4,944,931
4.50% due 04/01/48	4,720,933	4,922,809
3.10% due 01/01/33	4,800,000	4,742,342
3.22% due 01/01/30	4,650,000	4,721,212
3.11% due 01/01/28	4,600,000	4,666,014
3.16% due 01/01/30	4,500,000	4,544,757
3.50% due 02/01/48	4,576,261	4,511,305
3.39% due 02/01/33	4,300,000	4,353,368
3.33% due 04/01/30	4,252,347	4,349,115
3.71% due 04/01/31	4,200,000	4,336,815
4.27% due 12/01/33	3,736,004	4,120,175
3.76% due 03/01/37	4,000,000	4,117,425
3.50% due 12/01/47	4,022,045	4,082,079
3.65% due 03/01/33	3,600,000	3,740,026
3.69% due 03/01/29	3,500,000	3,646,713
4.24% due 08/01/48	3,400,000	3,619,221
3.11% due 11/01/27	3,500,000	3,492,693
3.77% due 03/01/31	3,200,000	3,395,821
3.92% due 04/01/39	3,198,000	3,334,300
3.50% due 12/01/46	3,208,644	3,259,964
3.18% due 01/01/30	3,000,000	3,036,942
3.61% due 03/01/34	2,900,000	3,004,738
4.00% due 01/01/46	2,888,371	2,983,513
3.94% due 06/01/35	2,600,000	2,697,809
3.12% due 02/01/28	2,600,000	2,634,816
3.53% due 04/01/33	2,500,000	2,568,054
3.26% due 11/01/46	2,543,812	2,416,552
3.58% due 12/01/27	2,284,553	2,403,294
3.50% due 12/01/45	2,272,936	2,314,125
4.00% due 08/01/47	2,223,979	2,297,385
3.55% due 04/01/33	2,150,000	2,213,414
3.51% due 11/01/37	2,150,000	2,124,103
3.00% due 07/01/46	1,902,056	1,895,158
3.14% due 12/01/32	1,600,000	1,574,902
2.97% due 11/01/25	1,378,866	1,391,518
3.27% due 01/01/30	1,350,000	1,376,771
3.27% due 08/01/34	1,338,096	1,338,917
3.74% due 02/01/48	1,305,417	1,317,719
3.02% due 11/01/27	1,300,000	1,285,648
4.05% due 09/01/48	1,202,061	1,260,938
4.50% due 02/01/45	1,083,925	1,141,910
3.13% due 01/01/30	1,000,000	1,010,096
3.60% due 10/01/47	978,173	964,984
5.00% due 05/01/44	794,879	854,166
3.63% due 01/01/37	733,957	737,161
4.50% due 05/01/47	701,187	734,569
5.00% due 12/01/44	608,097	653,452
2.75% due 11/01/31	655,288	633,003
3.50% due 08/01/43	615,866	628,908

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

4.87% due 04/01/49†††	550,000	$579,802
4.33% due 09/01/48	347,557	376,939
Freddie Mac Multifamily Structured Pass Through Certificates
2017-KIR3, 3.28% due 08/25/27	91,932,800	93,615,124
2019-K087, 3.77% due 12/25/28	80,750,000	85,952,400
2017-KGX1, 3.00% due 10/25/27	81,400,000	81,360,000
2017-KW03, 3.02% due 06/25/27	65,900,000	65,739,474
2018-K074, 3.60% due 02/25/28	34,823,000	36,475,619
2017-K066, 3.20% due 06/25/27	19,507,000	19,860,955
2017-K061, 3.44% (WAC) due 11/25/26[5]	15,000,000	15,545,154
2016-K060, 3.30% (WAC) due 10/25/26[5]	13,000,000	13,339,215
2018-K073, 3.45% (WAC) due 01/25/28[5]	11,600,000	12,015,448
2018-K078, 3.92% (WAC) due 06/25/51[5]	10,150,000	10,885,324
2017-K069, 3.25% (WAC) due 09/25/27[5]	10,000,000	10,203,299
2016-K057, 2.62% due 08/25/26	10,000,000	9,847,155
2018-K154, 3.46% due 11/25/32	8,500,000	8,702,537
2016-K152, 3.08% due 01/25/31	7,090,000	7,107,359
2017-K070, 3.36% (WAC) due 12/25/27[5]	6,000,000	6,174,134
2015-K151, 3.51% due 04/25/30	2,105,000	2,171,213
2015-K043, 0.54% (WAC) due 12/25/24[5,6]	44,193,770	1,191,575
2014-K715, 2.86% due 01/25/21	446,165	447,130
Freddie Mac Seasoned Credit Risk Transfer Trust
2017-4, 2.75% due 06/25/57[7]	61,218,099	60,583,947
2017-3, 3.00% due 07/25/56	59,281,546	57,864,065
2018-1, 2.50% due 05/25/57[7]	41,714,294	40,859,030
2017-4, 3.50% due 06/25/57	30,742,429	30,936,444
2017-3, 2.75% due 07/25/56[7]	8,908,771	8,728,196
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	52,100,000	51,154,312
2018-M3, 3.19% (WAC) due 02/25/30[5]	7,800,000	7,776,478
Freddie Mac
3.55% due 10/01/33	4,672,809	4,783,386
4.00% due 02/01/46	2,629,265	2,717,923
3.50% due 01/01/44	2,573,045	2,626,355
4.50% due 06/01/48	2,342,370	2,445,708
4.00% due 11/01/45	2,020,426	2,088,395
3.00% due 08/01/46	1,929,481	1,922,315
3.26% due 09/01/45	1,946,540	1,869,937
3.40% due 04/01/31	1,000,000	1,018,991
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[6,8]	782,477,118	3,111,599
Total Government Agency		1,897,529,493

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Residential Mortgage Backed Securities - 10.4%
Soundview Home Loan Trust
2006-OPT5, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	81,509,634	$78,798,819
2005-OPT3, 2.96% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[5]	19,495,000	19,310,710
2007-1, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 03/25/37[5]	2,676,073	2,661,818
Home Equity Loan Trust
2007-FRE1, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[5]	103,082,057	96,200,021
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 3.12% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[5]	46,700,531	46,283,294
2006-BC4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[5]	6,902,451	6,628,510
2006-BC3, 2.65% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[5]	6,194,089	5,442,133
2006-BC6, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/25/37[5]	783,637	766,356
CIT Mortgage Loan Trust
2007-1, 3.84% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[5,8]	53,967,471	54,449,492
2007-1, 3.94% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[5,8]	3,959,220	3,977,318
NovaStar Mortgage Funding Trust Series
2007-2, 2.69% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[5]	54,448,915	52,599,857
Alternative Loan Trust
2007-OA4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[5]	30,405,252	28,386,848
2007-OH3, 2.78% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[5]	11,424,982	11,200,044
2005-38, 2.84% (1 Month USD LIBOR + 0.35%, Rate Floor: 0.35%) due 09/25/35[5]	8,478,391	8,125,752

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

2007-OA7, 2.67% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[5]	4,701,615	$4,554,411
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[5,8]	50,137,452	50,823,894
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[5,8]	31,834,977	31,623,132
2018-R2, 3.69% (WAC) due 08/25/57[5,8]	14,767,022	14,594,964
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE6, 2.67% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/37[5]	30,240,156	26,579,304
2006-NC1, 2.87% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[5]	7,800,000	7,736,759
2007-HE6, 2.55% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[5]	4,117,183	3,588,358
2007-HE6, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 05/25/37[5]	3,024,154	2,673,920
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[5,8]	15,979,429	15,685,389
2017-5, 3.09% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[5,8]	13,558,258	13,446,395
2018-1, 3.00% (WAC) due 01/25/58[5,8]	7,314,029	7,237,453
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[5]	29,402,840	28,502,006
2006-HE3, 2.85% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/36[5]	7,600,000	7,537,302
RALI Series Trust
2007-QO4, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/47[5]	9,857,879	9,392,754
2006-QO2, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[5]	20,629,707	8,173,985
2007-QO2, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[5]	11,304,208	6,407,838
2005-QO1, 2.79% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/35[5]	4,626,741	4,108,056

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

2006-QS8, 2.94% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 08/25/36[5]	3,683,819	$2,706,798
2006-QO2, 2.76% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[5]	5,085,388	2,050,250
2007-QO3, 2.65% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 03/25/47[5]	1,825,674	1,727,860
LSTAR Securities Investment Limited
4.49% due 04/01/21	21,510,885	21,527,027
2019-1, 4.19% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[5,8]	15,250,000	15,246,604
2018-2, 4.00% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[5,8]	15,015,369	14,996,975
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[6]	186,258,819	29,835,608
HSI Asset Securitization Corporation Trust
2006-OPT2, 2.88% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 01/25/36[5]	29,140,000	28,841,746
New Residential Mortgage Loan Trust
2019-RPL1, 4.33% due 02/26/24[7,8]	19,328,727	19,484,250
2018-2A, 3.50% (WAC) due 02/25/58[5,8]	4,582,015	4,596,057
2017-5A, 3.99% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[5,8]	3,684,865	3,740,502
First NLC Trust
2005-4, 2.88% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[5]	25,027,697	24,890,528
2005-1, 2.34% (1 Month USD LIBOR + 0.46%, Rate Cap/Floor: 14.00%/0.23%) due 05/25/35[5]	2,908,035	2,822,977
Countrywide Asset-Backed Certificates
2006-6, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[5]	23,776,801	23,442,545
2005-15, 2.94% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 03/25/36[5]	1,500,000	1,472,955
GSAMP Trust
2007-NC1, 2.62% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[5]	35,161,728	22,755,851
2005-HE6, 2.93% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[5]	379,539	380,168

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.23% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46[5]	15,567,429	$14,143,499
2006-AR9, 3.24% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[5]	7,465,865	6,597,302
2006-7, 4.33% due 09/25/36	2,652,646	1,183,791
2006-8, 4.48% due 10/25/36	446,280	246,690
FirstKey Master Funding
2017-R1, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/03/41[5,8]	22,324,075	21,871,499
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[5,8]	21,021,670	21,360,960
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[5,8]	21,198,162	21,238,243
HarborView Mortgage Loan Trust
2006-14, 2.63% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[5]	11,943,703	11,499,490
2006-12, 2.67% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[5]	9,681,144	9,222,573
Nationstar Home Equity Loan Trust
2007-B, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[5]	20,228,576	19,921,996
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[5]	19,283,936	19,154,961
New Residential Mortgage Trust
2018-1A, 4.00% (WAC) due 12/25/57[5,8]	16,040,855	16,372,802
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[7,8]	14,808,567	14,762,855
Impac Secured Assets CMN Owner Trust
2005-2, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/36[5]	13,249,021	12,468,949
Angel Oak Mortgage Trust LLC
2017-3, 2.71% (WAC) due 11/25/47[5,8]	12,212,157	12,156,250

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.61% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[5]	15,511,080	$9,195,523
2006-HE2, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	2,855,221	2,839,178
Lehman XS Trust Series
2007-2N, 2.67% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37[5]	8,563,867	8,219,716
2007-15N, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.00%) due 08/25/37[5]	3,766,807	3,676,449
Citigroup Mortgage Loan Trust, Inc.
2005-HE3, 3.22% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 09/25/35[5]	11,687,000	11,701,820
CSMC Series
2015-12R, 2.99% (WAC) due 11/30/37[5,8]	11,208,371	11,160,942
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[5,8]	6,340,937	6,006,556
2007-HE2A, 2.62% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[5,8]	5,306,598	4,966,262
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 2.79% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 04/25/36[5]	7,459,631	7,043,499
2007-OA2, 3.17% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[5]	3,959,173	3,708,491
American Home Mortgage Assets Trust
2006-4, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 10/25/46[5]	11,614,899	8,324,322
2006-6, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/46[5]	2,740,190	2,349,424
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 3.21% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[5]	8,285,435	7,413,655
2006-AR13, 3.28% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46[5]	1,768,980	1,659,648

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

2006-AR11, 3.32% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46[5]	1,496,553	$1,398,213
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 2.89% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[5]	10,072,000	9,611,171
First Frankin Mortgage Loan Trust
2006-FF3, 2.78% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 02/25/36[5]	8,616,000	8,425,639
2004-FF10, 3.77% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[5]	6,729,366	6,736,026
Deephaven Residential Mortgage Trust
2017-3A, 2.58% (WAC) due 10/25/47[5,8]	6,706,225	6,674,952
ASG Resecuritization Trust
2010-3, 3.07% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45[5,8]	6,634,828	6,442,508
IndyMac INDX Mortgage Loan Trust
2005-AR18, 3.27% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 10.50%/0.78%) due 10/25/36[5]	7,641,616	6,411,798
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 3.51% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[5]	5,700,000	5,668,833
Structured Asset Investment Loan Trust
2005-11, 3.21% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[5]	5,686,266	5,609,758
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.98% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[5]	5,435,000	5,414,364
Morgan Stanley Resecuritization Trust
2014-R9, 2.62% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/26/46[5,8]	4,380,646	4,259,954

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Morgan Stanley Capital I Incorporated Trust
2006-HE1, 2.78% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[5]	4,127,962	$4,056,303
Luminent Mortgage Trust
2006-2, 2.69% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[5]	4,053,185	3,726,037
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[5]	3,652,478	3,633,779
CWABS Asset-Backed Certificates Trust
2004-15, 3.84% (1 Month USD LIBOR + 1.35%, Rate Floor: 0.90%) due 04/25/35[5]	3,490,000	3,513,146
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[5]	4,980,059	3,480,597
GSAA Trust
2005-10, 3.14% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 06/25/35[5]	3,000,758	2,992,046
Nomura Resecuritization Trust
2015-4R, 1.75% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[5,8]	1,687,125	1,633,535
2015-4R, 4.33% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 12/26/36[5,8]	1,101,026	1,092,564
GSMSC Resecuritization Trust
2015-5R, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[5,8]	2,658,556	2,645,655
GSAA Home Equity Trust
2006-3, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 03/25/36[5]	3,985,514	2,313,543
2007-7, 2.76% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 07/25/37[5]	270,761	259,202
Banc of America Funding Trust
2015-R4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[5,8]	2,238,949	2,161,413

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Impac Secured Assets Trust
2006-2, 2.66% (1 Month USD LIBOR + 0.17%, Rate Cap/Floor: 11.50%/0.17%) due 08/25/36[5]	1,791,656	$1,542,139
RFMSI Series Trust
2006-S11, 6.00% due 11/25/36	1,532,485	1,536,989
Alliance Bancorp Trust
2007-OA1, 2.73% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[5]	942,477	834,746
BCAP LLC
2014-RR2, 3.09% (WAC) due 03/26/36[5,8]	805,500	799,687
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	610,719	637,148
Morgan Stanley Re-REMIC Trust
2010-R5, 3.88% due 06/26/36[8]	295,646	271,205
Irwin Home Equity Loan Trust
2007-1, 5.85% due 08/25/37[8]	198,675	197,474
Total Residential Mortgage Backed Securities		1,272,463,362

Commercial Mortgage Backed Securities - 2.2%
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[8]	44,400,000	46,255,250
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.07% (WAC) due 07/15/50[5,6]	74,094,029	4,909,263
2016-BNK1, 1.78% (WAC) due 08/15/49[5,6]	37,320,263	3,807,831
2017-RB1, 1.28% (WAC) due 03/15/50[5,6]	39,744,509	3,210,450
2016-C35, 1.97% (WAC) due 07/15/48[5,6]	26,912,373	2,894,660
2017-C42, 0.90% (WAC) due 12/15/50[5,6]	35,317,311	2,238,305
2016-NXS5, 1.52% (WAC) due 01/15/59[5,6]	30,046,387	2,058,995
2015-NXS4, 0.93% (WAC) due 12/15/48[5,6]	38,992,934	1,820,993
2017-RC1, 1.54% (WAC) due 01/15/60[5,6]	20,989,273	1,808,610
2015-P2, 1.00% (WAC) due 12/15/48[5,6]	34,285,105	1,592,965
2016-C32, 4.72% (WAC) due 01/15/59[5]	1,400,000	1,471,552
2015-C30, 0.92% (WAC) due 09/15/58[5,6]	31,846,497	1,461,089
2015-NXS1, 1.15% (WAC) due 05/15/48[5,6]	11,538,977	520,819
2015-NXS4, 4.22% (WAC) due 12/15/48[5]	64,000	65,683

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

GAHR Commercial Mortgage Trust
2015-NRF, 3.38% (WAC) due 12/15/34[5,8]	23,829,324	$23,504,016
2015-NRF, 3.23% due 12/15/34[8]	1,000,000	998,307
CGBAM Commercial Mortgage Trust
2015-SMRT, 3.52% due 04/10/28[8]	9,900,000	9,953,620
2015-SMRT, 3.79% (WAC) due 04/10/28[5,8]	5,900,000	5,951,408
2015-SMRT, 3.77% due 04/10/28[8]	2,400,000	2,418,981
COMM Mortgage Trust
2015-CR26, 0.96% (WAC) due 10/10/48[5,6]	88,100,955	4,256,272
2018-COR3, 0.45% (WAC) due 05/10/51[5,6]	84,169,266	3,014,455
2013-WWP, 3.90% due 03/10/31[8]	2,000,000	2,085,365
2015-CR24, 0.77% (WAC) due 08/10/48[5,6]	48,939,311	2,003,282
2015-CR23, 0.95% (WAC) due 05/10/48[5,6]	48,084,793	1,794,625
2015-CR27, 1.12% (WAC) due 10/10/48[5,6]	30,923,636	1,510,122
2013-CR13, 0.80% (WAC) due 11/10/46[5,6]	39,436,729	1,269,409
2015-CR23, 3.80% due 05/10/48	700,000	716,616
2014-LC15, 1.23% (WAC) due 04/10/47[5,6]	11,824,971	531,447
JPMDB Commercial Mortgage Securities Trust
2017-C7, 0.91% (WAC) due 10/15/50[5,6]	138,400,290	7,984,700
2016-C4, 0.83% (WAC) due 12/15/49[5,6]	86,844,981	4,365,228
2016-C2, 1.69% (WAC) due 06/15/49[5,6]	32,540,789	2,443,976
2017-C5, 0.99% (WAC) due 03/15/50[5,6]	8,994,274	534,177
Citigroup Commercial Mortgage Trust
2016-C2, 1.78% (WAC) due 08/10/49[5,6]	34,003,463	3,421,469
2016-P4, 1.99% (WAC) due 07/10/49[5,6]	32,366,405	3,384,364
2016-P5, 1.53% (WAC) due 10/10/49[5,6]	31,311,938	2,492,740
2016-GC37, 1.78% (WAC) due 04/10/49[5,6]	18,992,176	1,828,139
2015-GC35, 0.87% (WAC) due 11/10/48[5,6]	33,684,651	1,315,379
2015-GC29, 1.11% (WAC) due 04/10/48[5,6]	23,848,458	1,109,776
2013-GC15, 4.37% (WAC) due 09/10/46[5]	380,000	402,622
Morgan Stanley Capital I Trust
2014-MP, 3.47% due 08/11/33[8]	11,000,000	11,160,177
2016-UBS9, 4.54% (WAC) due 03/15/49[5]	275,000	282,295

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

CSAIL Commercial Mortgage Trust
2019-C15, 1.22% (WAC) due 03/15/52[5,6]	97,500,000	$7,671,631
2015-C1, 0.91% (WAC) due 04/15/50[5,6]	56,562,146	2,206,636
Bancorp Commercial Mortgage Trust
2018-CR3, 3.73% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[5,8]	7,075,000	7,033,882
2017-BNK3, 1.13% (WAC) due 02/15/50[5,6]	24,271,693	1,597,410
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP3, 1.44% (WAC) due 08/15/49[5,6]	70,574,469	5,742,595
2009-IWST, 7.45% (WAC) due 12/05/27[5,8]	1,700,000	1,732,939
Aventura Mall Trust
2013-AVM, 3.74% (WAC) due 12/05/32[5,8]	6,600,000	6,675,413
UBS Commercial Mortgage Trust
2017-C5, 1.02% (WAC) due 11/15/50[5,6]	54,264,938	3,338,607
2017-C2, 1.10% (WAC) due 08/15/50[5,6]	43,494,026	3,004,624
BENCHMARK Mortgage Trust
2018-B2, 0.43% (WAC) due 02/15/51[5,6]	132,636,038	3,691,486
2018-B6, 0.44% (WAC) due 10/10/51[5,6]	64,913,716	1,962,543
CD Mortgage Trust
2016-CD1, 1.42% (WAC) due 08/10/49[5,6]	35,361,905	2,764,569
2017-CD6, 0.97% (WAC) due 11/13/50[5,6]	47,443,802	2,716,884
JPMBB Commercial Mortgage Securities Trust
2015-C27, 1.31% (WAC) due 02/15/48[5,6]	99,830,740	4,646,642
2013-C12, 0.51% (WAC) due 07/15/45[5,6]	38,052,883	650,818
CD Commercial Mortgage Trust
2017-CD4, 1.32% (WAC) due 05/10/50[5,6]	32,384,193	2,454,712
2017-CD3, 1.03% (WAC) due 02/10/50[5,6]	34,731,378	2,195,009
JPMCC Commercial Mortgage Securities Trust
2017-JP6, 1.32% (WAC) due 07/15/50[5,6]	69,383,125	4,329,937
GS Mortgage Securities Trust
2017-GS6, 1.05% (WAC) due 05/10/50[5,6]	42,749,716	3,018,844
2015-GC28, 1.10% (WAC) due 02/10/48[5,6]	20,963,989	840,260
2013-GC10, 2.94% due 02/10/46	225,000	226,582

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 0.96% (WAC) due 12/15/47[5,6]	74,044,813	$3,579,052
BBCMS Mortgage Trust
2018-C2, 0.77% (WAC) due 12/15/51[5,6]	58,461,521	3,576,875
CGMS Commercial Mortgage Trust
2017-B1, 0.85% (WAC) due 08/15/50[5,6]	66,403,889	3,568,412
Vornado DP LLC Trust
2010-VNO, 4.00% due 09/13/28[8]	3,260,000	3,293,083
GE Business Loan Trust
2007-1A, 2.65% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[5,8]	3,216,761	3,154,564
BANK
2017-BNK6, 0.87% (WAC) due 07/15/60[5,6]	43,888,007	2,313,253
CFCRE Commercial Mortgage Trust
2016-C3, 1.05% (WAC) due 01/10/48[5,6]	39,808,236	2,300,924
DBJPM Mortgage Trust
2017-C6, 1.04% (WAC) due 06/10/50[5,6]	24,948,892	1,490,654
Americold 2010 LLC
2010-ARTA, 3.85% due 01/14/29[8]	888,753	894,807
BAMLL Commercial Mortgage Securities Trust
2012-PARK, 2.96% due 12/10/30[8]	500,000	505,120
LSTAR Commercial Mortgage Trust
2014-2, 5.60% (WAC) due 01/20/41[5,8]	500,000	498,529
WFRBS Commercial Mortgage Trust
2013-C12, 1.27% (WAC) due 03/15/48[5,6,8]	11,192,348	446,912
Total Commercial Mortgage Backed Securities		268,973,640

Military Housing - 1.3%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.66% (WAC) due 11/25/55[5,8]	43,501,567	46,059,459
2015-R1, 6.02% (WAC) due 11/25/55[5,8]	22,098,158	24,225,105
2015-R1, 4.11% (WAC) due 11/25/52[5,8]	13,258,291	13,921,206
2015-R1, 4.10% (WAC) due 10/25/52[5,8]	11,192,356	11,354,645
Capmark Military Housing Trust
2008-AMCW, 6.90% due 07/10/55[8]	8,342,580	10,446,333
2007-AETC, 5.75% due 02/10/52[8]	8,132,477	8,407,000
2007-ROBS, 6.06% due 10/10/52[8]	4,727,879	5,202,974
2006-RILY, 2.86% (1 Month USD LIBOR + 0.37%, Rate Floor: 0.37%) due 07/10/51[5,8]	7,079,680	5,129,896
2007-AET2, 6.06% due 10/10/52[8]	2,150,171	2,367,567

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[8]	22,455,683	$23,720,570
2005-DRUM, 5.47% due 05/10/50†††,8	4,610,037	4,819,010
2005-BLIS, 5.25% due 07/10/50[8]	2,500,000	2,534,679
Total Military Housing		158,188,444
Total Collateralized Mortgage Obligations
(Cost $3,581,115,741)		3,597,154,939

U.S. GOVERNMENT SECURITIES†† - 25.4%
U.S. Treasury Notes
2.50% due 02/15/22	800,000,000	805,875,000
2.38% due 03/15/22	600,920,900	603,549,929
2.50% due 01/31/24	500,000,000	505,820,310
2.38% due 02/29/24	310,046,200	312,068,768
2.50% due 02/28/26	228,339,000	230,934,573
2.00% due 04/30/24	24,800,000	24,495,813
2.25% due 08/15/27	3,690,000	3,654,686
3.13% due 05/15/19	2,500,000	2,501,957
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[10]	344,258,534	347,104,942
U.S. Treasury Bonds
due 08/15/48[11,16]	539,684,000	232,409,264
8.13% due 08/15/21	9,900,000	11,222,191
4.38% due 05/15/40	5,850,000	7,441,611
8.75% due 08/15/20	6,500,000	7,056,055
8.75% due 05/15/20	6,030,000	6,452,100
8.00% due 11/15/21	5,600,000	6,409,156
7.88% due 02/15/21	5,500,000	6,057,090
2.88% due 08/15/45	4,600,000	4,661,273
2.75% due 11/15/42	2,580,000	2,567,201
Total U.S. Government Securities
(Cost $3,096,206,205)		3,120,281,919

ASSET-BACKED SECURITIES†† - 16.0%
Collateralized Loan Obligations - 9.8%
Golub Capital Partners CLO Ltd.
2018-36A, 4.03% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[5,8]	76,300,000	74,899,239
2018-36A, 4.38% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 02/05/31[5,8]	13,250,000	12,647,073
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 4.23% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[5,8]	84,368,000	83,852,638
Ladder Capital Commercial Mortgage Mortgage Trust
2017-FL1, 3.36% (1 Month USD LIBOR + 0.88%, Rate Floor: 0.88%) due 09/15/34[5,8]	30,766,303	30,633,383
2017-FL1, 3.73% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 09/15/34[5,8]	22,477,000	22,377,186
2017-FL1, 3.98% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/15/34[5,8]	14,269,000	14,171,797

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

MP CLO VIII Ltd.
2018-2A, 3.67% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[5,8]	48,350,000	$48,143,270
Venture XII CLO Ltd.
2018-12A, 3.43% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[5,8]	48,000,000	47,844,403
Denali Capital CLO XI Ltd.
2018-1A, 3.89% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[5,8]	42,800,000	42,816,696
2018-1A, 4.41% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/20/28[5,8]	4,600,000	4,599,273
Mountain View CLO Ltd.
2018-1A, 3.59% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[5,8]	45,399,717	45,278,141
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 4.09% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[5,8]	44,300,000	43,495,769
Palmer Square Loan Funding Ltd.
2018-4A, 3.58% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[5,8]	28,574,966	28,467,053
2018-4A, 4.13% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[5,8]	12,000,000	11,853,317
Woodmont Trust
2017-3A, 4.51% (3 Month USD LIBOR + 1.73%, Rate Floor: 0.00%) due 10/18/29[5,8]	16,000,000	16,010,456
2017-2A, 4.58% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 07/18/28[5,8]	10,100,000	10,106,327
2017-3A, 4.73% (3 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 10/18/29[5,8]	9,800,000	9,856,553
NXT Capital CLO LLC
2017-1A, 4.46% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[5,8]	33,000,000	33,002,498
2018-1A, 4.96% (3 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 04/21/27[5,8]	1,000,000	964,429
Telos CLO Ltd.
2017-6A, 4.52% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/17/27[5,8]	32,000,000	31,884,170

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Cerberus Loan Funding XVII Ltd.
2016-3A, 5.32% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[5,8]	31,500,000	$31,327,950
ABPCI Direct Lending Fund CLO II LLC
2017-1A, 4.54% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 07/20/29[5,8]	29,700,000	29,718,687
Garrison BSL CLO Ltd.
2018-1A, 3.72% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[5,8]	27,300,000	27,196,923
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[8]	20,500,000	20,546,014
2016-2A, 5.29% due 05/12/31[8]	5,000,000	4,998,992
Monroe Capital CLO Ltd.
2017-1A, 4.11% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[5,8]	15,080,922	15,037,021
2017-1A, 4.46% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/22/26[5,8]	10,100,000	9,928,553
Mountain Hawk II CLO Ltd.
2018-2A, 4.36% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[5,8]	14,750,000	14,757,574
2018-2A, 3.58% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[5,8]	10,170,940	10,153,856
Golub Capital Partners CLO 16 Ltd.
2017-16A, 4.47% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 07/25/29[5,8]	17,500,000	17,506,153
2017-16A, 4.62% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[5,8]	6,700,000	6,706,592
ALM XII Ltd.
2018-12A, 3.67% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[5,8]	24,150,000	24,100,473
Marathon CLO V Ltd.
2017-5A, 3.51% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[5,8]	10,794,661	10,729,585
2017-5A, 4.09% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[5,8]	10,520,137	10,380,469
NewStar Fairfield Fund CLO Ltd.
2018-2A, 4.03% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[5,8]	21,400,000	20,990,905

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

VMC Finance LLC
2018-FL1, 3.30% (1 Month USD LIBOR + 0.82%) due 03/15/35[5,8]	21,042,500	$20,888,458
Flagship VII Ltd.
2017-7A, 4.31% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 01/20/26[5,8]	19,125,000	19,125,977
Newstar Commercial Loan Funding LLC
2017-1A, 5.13% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[5,8]	12,750,000	12,723,786
2016-1A, 6.40% (3 Month USD LIBOR + 3.75%) due 02/25/28[5,8]	5,750,000	5,751,903
Atlas Senior Loan Fund IV Ltd.
2018-2A, 3.98% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/17/26[5,8]	18,450,000	18,457,878
Diamond CLO Ltd.
2018-1A, 4.26% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[5,8]	18,000,000	17,851,223
Avery Point V CLO Ltd.
2017-5A, 3.75% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[5,8]	17,633,623	17,608,707
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 5.46% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 12/22/28[5,8]	17,000,000	16,925,207
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[8]	15,000,000	15,002,691
West CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[5,8]	13,707,900	13,680,116
Seneca Park CLO Limited
2017-1A, 4.27% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[5,8]	12,900,000	12,860,565
Marathon CLO VII Ltd.
2017-7A, 4.41% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[5,8]	12,600,000	12,604,614
Sudbury Mill CLO Ltd.
2017-1A, 4.42% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[5,8]	11,850,000	11,785,597
Treman Park CLO Ltd.
2015-1A, due 10/20/28[8,12]	13,600,000	10,706,847
Shackleton CLO Ltd.
2017-8A, 4.08% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[5,8]	5,510,000	5,409,239

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

2017-8A, 3.70% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[5,8]	4,900,000	$4,878,018
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[8,12]	10,000,000	8,975,559
KVK CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[5,8]	8,600,000	8,550,615
Crown Point CLO III Ltd.
2017-3A, 4.24% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[5,8]	8,280,000	8,159,685
ACIS CLO Ltd.
2015-6A, 5.22% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 05/01/27[5,8]	7,500,000	7,500,697
TCP Waterman CLO Ltd.
2016-1A, 4.84% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[5,8]	7,150,000	7,149,590
Flatiron CLO Ltd.
2017-1A, 4.42% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[5,8]	7,100,000	7,104,305
AIMCO CLO Series
2017-AA, 3.86% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 07/20/26[5,8]	7,026,113	7,025,680
Vibrant CLO IV Ltd.
2016-4A, 5.16% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 07/20/28[5,8]	7,000,000	7,007,006
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[8,12]	8,920,000	6,688,742
Symphony CLO XII Ltd.
2017-12A, 4.29% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[5,8]	5,750,000	5,725,681
Voya CLO Ltd.
2013-1A, due 10/15/30[8,12]	10,575,071	5,587,730
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[12]	7,500,060	5,518,864
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[8,12]	6,000,000	5,000,897
Oaktree CLO Ltd.
2017-1A, 3.63% (3 Month USD LIBOR + 0.87%) due 10/20/27[5,8]	4,500,000	4,495,901
Golub Capital BDC CLO 2014 LLC
2018-1A, 3.72% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/25/26[5,8]	3,080,533	3,063,212

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Golub Capital Partners CLO 39B Ltd.
2018-39A, 3.86% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 10/20/28[5,8]	3,100,000	$3,061,436
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 4.41% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[5,8]	3,000,000	2,980,933
Ocean Trails CLO IV
2017-4A, 4.49% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 08/13/25[5,8]	2,500,000	2,499,944
Resource Capital Corporation Ltd.
2017-CRE5, 3.28% (1 Month USD LIBOR + 0.80%) due 07/15/34[5,8]	2,310,295	2,303,309
NewStar Clarendon Fund CLO LLC
2015-1A, 6.12% (3 Month USD LIBOR + 3.35%, Rate Floor: 0.00%) due 01/25/27[5,8]	2,000,000	2,001,932
Ivy Hill Middle Market Credit Fund IX Ltd.
2017-9A, 4.53% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/18/30[5,8]	1,000,000	965,910
2017-9A, 5.13% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 01/18/30[5,8]	1,000,000	930,919
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[8,12]	3,700,000	1,842,348
Catamaran CLO Ltd.
2016-2A, 4.83% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/18/26[5,8]	1,750,000	1,750,203
Cereberus ICQ Levered LLC
2015-1A, 5.84% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 11/06/25[5,8]	1,301,878	1,301,978
Dryden XXV Senior Loan Fund
2017-25A, 4.14% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[5,8]	766,703	755,409
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[8,12]	1,200,000	665,051
Babson CLO Ltd.
2014-IA, due 07/20/25[8,12]	1,300,000	423,124
2012-2A, due 05/15/23[8,12]	4,750,000	57,950
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[8,12]	461,538	313,706
Copper River CLO Ltd.
2007-1A, due 01/20/21[12,13]	1,500,000	236,802
Ares XXVI CLO Ltd.
2013-1A, due 04/15/25[8,12]	4,300,000	7,639
Total Collateralized Loan Obligations		1,202,897,001

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Transport-Aircraft - 2.7%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[8]	51,689,007	$52,369,291
2018-2A, 5.43% due 11/18/38[8]	9,697,750	9,803,706
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[8]	33,595,353	33,639,907
2017-1, 3.97% due 07/15/42	17,358,143	17,323,442
SAPPHIRE AVIATION FINANCE I Ltd.
2018-1A, 4.25% due 03/15/40[8]	46,021,379	46,330,205
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	29,012,761	29,283,642
2016-1A, 4.88% due 03/17/36[7,8]	10,007,164	10,097,560
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[8]	38,473,520	38,635,625
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[8]	28,860,975	29,123,073
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[8]	19,404,282	19,440,193
2015-1A, 5.07% due 02/15/40[8]	1,614,984	1,606,082
Raspro Trust
2005-1A, 3.69% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[5,8]	15,489,324	14,792,305
AASET Trust
2017-1A, 3.97% due 05/16/42[8]	11,870,656	11,841,704
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[8]	11,022,482	11,088,132
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[8]	3,233,008	3,223,397
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	2,885,796	2,760,489
Eagle I Ltd.
2014-1A, 4.31% due 12/15/39[8]	2,066,675	2,076,767
Stripes Aircraft Ltd.
2013-1 A1, 5.99% (1 Month USD LIBOR + 3.50%) due 03/20/23†††,5	1,175,068	1,151,836
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[7,8]	893,882	910,801
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[8]	864,062	858,824
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[13]	757,358	733,176
Airplanes Pass Through Trust
2001-1A, 3.01% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[5,13,14]	409,604	14,297
Total Transport-Aircraft		337,104,454

Net Lease - 1.0%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[8]	53,308,292	53,668,763

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[8]	29,833,644	$30,020,077
2016-1A, 4.32% due 10/20/46[8]	11,008,036	11,086,689
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[8]	7,793,332	7,866,303
2015-1A, 3.75% due 04/20/45[8]	1,470,625	1,475,606
Spirit Master Funding LLC
2014-2A, 5.76% due 03/20/41[8]	4,756,591	4,914,603
2014-4A, 4.63% due 01/20/45[8]	3,975,970	4,065,949
Capital Automotive REIT
2014-1A, 3.66% due 10/15/44[8]	4,500,000	4,502,849
STORE Master Funding LLC
2013-3A, 4.24% due 11/20/43[8]	1,003,289	1,003,032
Total Net Lease		118,603,871

Transport-Container - 0.9%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[8]	42,900,611	42,438,142
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[8]	26,800,786	26,991,045
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[8]	20,552,917	20,704,564
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[8]	14,339,445	14,318,205
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[8]	6,472,083	6,410,474
Total Transport-Container		110,862,430

Collateralized Debt Obligations - 0.7%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[8]	55,600,000	53,898,912
2016-3A, 3.85% due 10/28/33[8]	7,500,000	7,385,720
Putnam Structured Product Funding Ltd.
2003-1A, 3.48% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[5,8]	13,313,446	13,178,914
Anchorage Credit Funding 1 Ltd.
2015-1A, 4.30% due 07/28/30[8]	3,000,000	2,974,823
Highland Park CDO I Ltd.
2006-1A, 3.05% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[5,13]	1,486,389	1,470,931
N-Star REL CDO VIII Ltd.
2006-8A, 2.85% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[5,8]	791,250	780,125
Total Collateralized Debt Obligations		79,689,425

Whole Business - 0.4%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[8]	20,832,643	21,795,111

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~		Value

Domino’s Pizza Master Issuer LLC
2017-1A, 4.02% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[5,8]		16,942,000	$16,894,224
Sonic Capital LLC
2016-1A, 4.47% due 05/20/46[8]		3,740,532	3,798,585
Drug Royalty III Limited Partnership 1
2017-1A, 3.60% due 04/15/27[8]		1,580,362	1,571,554
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[8]		1,432,551	1,434,160
Total Whole Business			45,493,634

Infrastructure - 0.3%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[13]		22,777,876	22,751,913
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[8]		10,336,792	10,490,472
Total Infrastructure			33,242,385

Diversified Payment Rights - 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1		21,400,000	21,964,184
CCR Incorporated MT100 Payment Rights Master Trust
2012-CA, 4.75% due 07/10/22[8]		452,381	450,907
CIC Receivables Master Trust
4.89% due 10/07/21		266,683	269,749
Total Diversified Payment Rights			22,684,840

Financial - 0.0%
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[8]		4,000,000	3,907,960

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[8]		3,600,000	3,613,637

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[8]		2,425,129	2,406,887
Total Asset-Backed Securities
(Cost $1,964,279,931)			1,960,506,524

FOREIGN GOVERNMENT DEBT†† - 13.2%
Government of Japan
due 01/20/20[11]	JPY	16,380,000,000	147,968,217
due 05/27/19[11]	JPY	11,587,100,000	104,587,641
due 04/08/19[11]	JPY	11,517,000,000	103,927,155
due 05/10/19[11]	JPY	7,250,000,000	65,434,423
due 05/13/19[11]	JPY	6,863,000,000	61,942,569
due 04/10/19[11]	JPY	3,371,000,000	30,419,488
due 04/22/19[11]	JPY	2,593,000,000	23,400,480
due 06/24/19[11]	JPY	2,573,000,000	23,227,605
due 05/20/19[11]	JPY	1,770,000,000	15,975,839
due 06/03/19[11]	JPY	1,716,000,000	15,489,509
due 04/04/19[11]	JPY	1,426,850,000	12,875,448
State of Israel
2.25% due 05/31/19	ILS	742,300,000	205,215,664
5.00% due 01/31/20	ILS	185,800,000	53,208,388
Federative Republic of Brazil
due 07/01/19[11]	BRL	481,700,000	121,257,110
due 10/01/19[11]	BRL	264,300,000	65,430,487

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~		Value

Province of Ontario, Canada
due 04/24/19[11]	CAD	87,251,000	$65,224,358
due 05/08/19[11]	CAD	66,331,000	49,548,404
due 04/17/19[11]	CAD	38,225,000	28,585,916
due 04/03/19[11]	CAD	3,231,000	2,417,965
due 05/15/19[11]	CAD	725,000	541,365
Province of Newfoundland, Canada
due 05/09/19[11]	CAD	32,800,000	24,491,848
due 05/16/19[11]	CAD	29,900,000	22,321,263
due 04/25/19[11]	CAD	29,000,000	21,671,744
due 05/02/19[11]	CAD	27,400,000	20,472,575
due 04/18/19[11]	CAD	14,800,000	11,065,380
due 04/04/19[11]	CAD	2,600,000	1,945,553
Province of New Brunswick, Canada
due 05/09/19[11]	CAD	39,225,000	29,299,102
due 05/02/19[11]	CAD	32,053,000	23,950,857
due 05/16/19[11]	CAD	25,180,000	18,801,220
due 05/07/19[11]	CAD	22,311,000	16,667,032
Province of Manitoba, Canada
due 04/24/19[11]	CAD	47,600,000	35,583,311
due 04/17/19[11]	CAD	39,850,000	29,801,145
Kingdom of Spain
due 04/05/19[11]	EUR	55,605,000	62,388,773
Province of Quebec, Canada
due 04/18/19[11]	CAD	46,000,000	34,398,596
Government of United Kingdom
due 04/01/19[11]	GBP	11,820,000	15,394,834
due 04/08/19[11]	GBP	7,720,000	10,053,526
Czech Republic
5.00% due 04/11/19	CZK	500,000,000	21,753,402
Kingdom of Denmark
due 06/03/19[11]	DKK	118,000,000	17,750,648
Total Foreign Government Debt
(Cost $1,622,051,151)			1,614,488,840

CORPORATE BONDS†† - 7.2%
Financial - 5.2%
Station Place Securitization Trust
3.09% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/24/19[5,8]		98,700,000	98,700,000
3.18% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[5,8]		41,650,000	41,650,000
3.18% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[5]		23,000,000	23,000,000
Barclays Bank plc
3.22% due 10/31/19†††		64,250,000	64,250,000
Synchrony Bank
3.23% (3 Month USD LIBOR + 0.63%) due 03/30/20[5]		44,250,000	44,314,605
Citigroup, Inc.
3.54% (3 Month USD LIBOR + 0.93%) due 06/07/19[5]		31,830,000	31,878,542
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[8]		29,500,000	29,517,004
Assurant, Inc.
3.86% (3 Month USD LIBOR + 1.25%) due 03/26/21[5]		27,620,000	27,560,394
6.75% due 02/15/34		1,450,000	1,670,050
Lloyds Bank Corporate Markets plc NY
3.10% (3 Month USD LIBOR + 0.37%) due 08/05/20[5]		29,100,000	29,154,650

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Standard Chartered Bank
3.14% (3 Month USD LIBOR + 0.40%) due 08/04/20[5]	28,810,000	$28,817,370
Credit Suisse AG NY
3.14% (3 Month USD LIBOR + 0.40%) due 07/31/20[5]	28,730,000	28,729,833
Alexandria Real Estate Equities, Inc.
2.75% due 01/15/20	25,460,000	25,416,119
American Equity Investment Life Holding Co.
5.00% due 06/15/27	22,855,000	23,210,762
UBS AG
3.17% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[5,8]	22,000,000	22,079,200
Central Storage Safety Project Trust
4.82% due 02/01/38[13]	20,500,000	21,078,117
Ventas Realty Limited Partnership / Ventas Capital Corp.
2.70% due 04/01/20	18,480,000	18,439,943
Morgan Stanley
5.50% due 07/24/20	12,300,000	12,718,882
6.25% due 08/09/26	1,230,000	1,424,675
RBC USA Holdco Corp.
5.25% due 09/15/20	11,158,000	11,520,464
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
8.50% due 07/15/19	7,553,000	7,671,549
Hospitality Properties Trust
5.25% due 02/15/26	6,429,000	6,555,819
Discover Bank
3.10% due 06/04/20	5,950,000	5,963,451
Atlas Mara Ltd.
8.00% due 12/31/20	6,600,000	5,819,999
Navigators Group, Inc.
5.75% due 10/15/23	4,050,000	4,309,527
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	3,950,000	3,944,654
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[8]	1,931,270	2,014,465
2.82% (1 Month USD LIBOR + 0.34%) due 02/15/52[5,8]	1,731,355	1,253,652
Nomura Holdings, Inc.
6.70% due 03/04/20	2,263,000	2,340,424
Welltower, Inc.
6.50% due 03/15/41	1,470,000	1,795,037
Transatlantic Holdings, Inc.
8.00% due 11/30/39	1,135,000	1,574,457
Brookfield Finance, Inc.
4.85% due 03/29/29	1,410,000	1,449,743
Lloyds Banking Group plc
3.90% due 03/12/24	1,400,000	1,417,900
Hartford Financial Services Group, Inc.
6.10% due 10/01/41	1,160,000	1,414,014
Lexington Realty Trust
4.25% due 06/15/23	1,300,000	1,304,505
Univest Corporation of Pennsylvania
5.10% due 03/30/25[15]	1,000,000	1,002,283
Atlantic Marine Corporations Communities LLC
5.37% due 12/01/50[8]	790,309	811,242
Pacific Beacon LLC
5.51% due 07/15/36[8]	500,000	566,568

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Capital One Financial Corp.
3.46% (3 Month USD LIBOR + 0.76%) due 05/12/20[5]	400,000	$401,724
Total Financial		636,741,623

Consumer, Non-cyclical - 1.0%
Mondelez International, Inc.
3.00% due 05/07/20	32,300,000	32,374,839
Allergan Funding SCS
3.00% due 03/12/20	29,600,000	29,582,161
BAT International Finance plc
2.75% due 06/15/20[8]	23,060,000	22,971,454
Cigna Corp.
3.20% due 09/17/20[8]	13,230,000	13,301,315
2.96% (3 Month USD LIBOR + 0.35%) due 03/17/20[5,8]	9,175,000	9,166,786
Constellation Brands, Inc.
2.25% due 11/06/20	7,530,000	7,455,106
BAT Capital Corp.
2.30% due 08/14/20	3,250,000	3,216,699
Reynolds American, Inc.
6.88% due 05/01/20	2,890,000	3,007,258
Cardinal Health, Inc.
4.50% due 11/15/44	2,020,000	1,830,291
Philip Morris International, Inc.
6.38% due 05/16/38	1,430,000	1,770,573
AmerisourceBergen Corp.
4.25% due 03/01/45	1,950,000	1,762,466
Total Consumer, Non-cyclical		126,438,948

Utilities - 0.3%
NextEra Energy Capital Holdings, Inc.
3.06% (3 Month USD LIBOR + 0.45%) due 09/28/20[5]	30,310,000	30,309,915
Virginia Electric & Power Co.
8.88% due 11/15/38	1,100,000	1,734,769
Southern Power Co.
4.15% due 12/01/25	1,400,000	1,453,653
Exelon Generation Company LLC
6.25% due 10/01/39	670,000	743,568
Total Utilities		34,241,905

Technology - 0.3%
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	26,890,000	26,746,145
Fiserv, Inc.
2.70% due 06/01/20	2,230,000	2,227,410
Citrix Systems, Inc.
4.50% due 12/01/27	1,700,000	1,672,857
Total Technology		30,646,412

Basic Materials - 0.2%
Yamana Gold, Inc.
4.95% due 07/15/24	18,972,000	19,500,750
Southern Copper Corp.
7.50% due 07/27/35	1,140,000	1,433,208
Eldorado Gold Corp.
6.13% due 12/15/20[8]	77,000	75,360
Total Basic Materials		21,009,318

Industrial - 0.2%
Aviation Capital Group LLC
7.13% due 10/15/20[8]	7,940,000	8,379,899
Agnico-Eagle Mines Ltd.
4.84% due 06/30/26†††	6,000,000	6,176,249
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[13]	2,256,124	2,071,844
CRH America, Inc.
3.88% due 05/18/25[8]	1,410,000	1,414,012

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Oshkosh Corp.
4.60% due 05/15/28	1,380,000	$1,401,832
Vulcan Materials Co.
3.21% (3 Month USD LIBOR + 0.60%) due 06/15/20[5]	895,000	893,724
Total Industrial		20,337,560

Consumer, Cyclical - 0.0%
Hasbro, Inc.
6.35% due 03/15/40	1,500,000	1,654,628
HP Communities LLC
5.86% due 09/15/53[8]	1,420,000	1,633,866
Lear Corp.
3.80% due 09/15/27	1,480,000	1,418,109
Northern Group Housing LLC
6.80% due 08/15/53[8]	1,037,000	1,277,995
Total Consumer, Cyclical		5,984,598

Communications - 0.0%
Juniper Networks, Inc.
5.95% due 03/15/41	1,690,000	1,751,350
Alibaba Group Holding Ltd.
3.40% due 12/06/27	1,490,000	1,461,046
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	350,273
Total Communications		3,562,669
Total Corporate Bonds
(Cost $876,152,385)		878,963,033

FEDERAL AGENCY BONDS†† - 4.4%
Fannie Mae Principal Strips
due 05/15/30[11,16]	86,472,000	62,030,468
due 01/15/30[11,16]	75,565,000	54,832,685
due 07/15/37[11,16]	86,350,000	46,943,671
due 11/15/30[11,16]	37,570,000	26,418,547
due 08/06/38[11,16]	2,250,000	1,174,568
Freddie Mac Coupon Strips
due 07/15/32[6,11]	123,250,000	81,735,398
due 03/15/31[6,11]	84,457,000	58,710,105
due 03/15/30[6,11]	12,050,000	8,688,107
due 07/15/30[6,11]	8,600,000	6,139,234
due 01/15/31[6,11]	7,750,000	5,437,824
due 09/15/30[6,11]	2,906,000	2,064,192
due 07/15/31[6,11]	1,800,000	1,235,139
due 01/15/30[6,11]	1,050,000	760,832
Residual Funding Corporation Principal
due 04/15/30[11,16]	98,239,000	71,454,132
due 01/15/30[11,16]	22,264,000	16,310,893
Tennessee Valley Authority
4.25% due 09/15/65	32,550,000	38,773,938
5.38% due 04/01/56	8,360,000	11,843,198
due 01/15/38[6,11]	15,800,000	8,354,136
due 09/15/53[6,11]	1,612,000	485,506
due 09/15/55[6,11]	1,612,000	453,050
due 09/15/56[6,11]	1,612,000	437,714
due 03/15/57[6,11]	1,612,000	429,740
due 09/15/57[6,11]	1,612,000	422,746
due 09/15/58[6,11]	1,612,000	408,001
due 03/15/59[6,11]	1,612,000	401,248
due 09/15/59[6,11]	1,612,000	393,983
due 09/15/60[6,11]	1,612,000	380,495
due 09/15/54[6,11]	1,020,000	296,926
due 03/15/61[6,11]	1,020,000	237,200
due 09/15/61[6,11]	1,020,000	233,231
due 09/15/62[6,11]	1,020,000	224,589
due 03/15/63[6,11]	1,020,000	221,582
due 09/15/63[6,11]	1,020,000	217,539
due 09/15/64[6,11]	1,020,000	210,068
due 03/15/65[6,11]	1,020,000	206,640
due 09/15/65[6,11]	1,020,000	202,986
Fannie Mae Interest Strips
due 01/15/32[6,11]	9,413,000	6,344,869
due 01/15/30[6,11]	5,900,000	4,281,252
due 07/15/32[6,11]	3,963,000	2,627,680
due 01/15/35[6,11]	2,250,000	1,349,647
due 02/06/33[6,11]	1,456,000	945,178
due 01/15/33[6,11]	1,450,000	942,998
Freddie Mac
due 01/02/34[11]	18,000,000	11,223,667

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

1.25% due 10/02/19	2,500,000	$2,484,824
Total Federal Agency Bonds
(Cost $521,701,228)		538,970,426

SENIOR FLOATING RATE INTERESTS††,5 - 0.7%
Technology - 0.4%
Misys Ltd.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	28,806,827	27,744,719
Epicor Software
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/01/22	20,451,815	20,192,896
Aspect Software, Inc.
7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	9,881	7,894
Total Technology		47,945,509

Consumer, Non-cyclical - 0.1%
Diamond (BC) B.V.
5.74% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	7,208,750	6,911,389
Albertson’s LLC
5.61% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 12/21/22	2,707,814	2,684,500
Packaging Coordinators Midco, Inc.
6.61% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23	2,306,143	2,288,847
JBS USA Lux SA
4.98% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 10/30/22	1,553,177	1,540,953
Total Consumer, Non-cyclical		13,425,689

Industrial - 0.1%
Hayward Industries, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	5,171,250	5,064,619
VC GB Holdings, Inc.
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24	2,280,826	2,229,507
Hillman Group, Inc.
6.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	992,500	945,356
Engineered Machinery Holdings, Inc.
5.85% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/19/24	584,791	563,592
CHI Overhead Doors, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/29/22	488,400	482,295
Wencor Group
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/19/21	286,877	279,705

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

USIC Holding, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/08/23	156,477	$152,239
API Heat Transfer
8.60% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/01/24	39,762	35,588
8.60% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 10/02/23	7,094	6,385
Total Industrial		9,759,286

Consumer, Cyclical - 0.1%
Leslie’s Poolmart, Inc.
6.08% (2 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23	4,115,317	3,977,289
Acosta, Inc.
6.38% ((1 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate + 2.25%), Rate Floor: 4.25%) due 09/26/19	970,626	446,488
6.07% ((3 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate + 2.25%), Rate Floor: 3.25%) due 09/26/19	613,155	282,051
Total Consumer, Cyclical		4,705,828

Basic Materials - 0.0%
Road Infrastructure Investment
6.24% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/23	4,350,242	3,817,338

Communications - 0.0%
Internet Brands, Inc.
6.24% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	3,428,546	3,377,152

Financial - 0.0%
USI, Inc.
5.60% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	2,018,177	1,954,261
Total Senior Floating Rate Interests
(Cost $88,314,683)		84,985,063

MUNICIPAL BONDS†† - 0.5%
California - 0.3%
Poway Unified School District General Obligation Unlimited
due 08/01/40[11]	10,000,000	4,785,100
due 08/01/38[11]	8,460,000	4,405,122
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/45[11]	8,565,000	3,135,646
due 08/01/39[11]	4,000,000	1,905,120
due 08/01/40[11]	2,500,000	1,138,250
due 08/01/38[11]	2,000,000	1,081,780
due 08/01/41[11]	2,000,000	869,320
due 08/01/43[11]	1,900,000	757,378

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

San Diego Unified School District General Obligation Unlimited
due 07/01/39[11]	7,150,000	$3,707,990
due 07/01/46[11]	2,200,000	860,068
due 07/01/43[11]	1,350,000	598,604
Cypress School District General Obligation Unlimited
due 08/01/48[11]	14,450,000	4,313,181
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/34[11]	5,295,000	3,280,994
Placentia-Yorba Linda Unified School District General Obligation Unlimited
due 08/01/41[11]	5,325,000	2,415,899
San Bernardino Community College District General Obligation Unlimited
due 08/01/44[11]	4,750,000	1,804,905
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/41[11]	4,125,000	1,616,422
Upland Unified School District General Obligation Unlimited
due 08/01/50[11]	5,040,000	1,546,574
Antelope Valley Community College District General Obligation Unlimited
due 08/01/36[11]	2,800,000	1,428,140
San Marcos Unified School District General Obligation Unlimited
due 08/01/47[11]	3,600,000	1,306,296
Wiseburn School District General Obligation Unlimited
due 08/01/34[11]	900,000	546,003
Santa Ana Unified School District General Obligation Unlimited
due 08/01/35[11]	700,000	413,777
Total California		41,916,569

Illinois - 0.1%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,350,000	5,969,049
6.63% due 02/01/35	1,820,000	2,167,620
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	5,406,840
Total Illinois		13,543,509

Texas - 0.1%
Wylie Independent School District General Obligation Unlimited
due 08/15/46[11]	10,000,000	3,427,600
due 08/15/43[11]	4,000,000	1,567,440
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/45[11]	2,850,000	940,101
due 11/15/41[11]	1,500,000	604,500
Total Texas		6,539,641

Oregon - 0.0%
Washington & Multnomah Counties School District No. 48J Beaverton General Obligation Unlimited
due 06/15/33[11]	3,850,000	2,312,002

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value

Florida - 0.0%
County of Miami-Dade Florida Revenue Bonds
due 10/01/41[11]	4,100,000	$1,752,094

Pennsylvania - 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds
due 01/01/41[11]	995,000	440,128
due 01/01/37[11]	570,000	299,581
Total Pennsylvania		739,709
Total Municipal Bonds
(Cost $61,695,564)		66,803,524

COMMERCIAL PAPER†† - 1.8%
Mondelez International, Inc.
3.05% due 04/08/19[8,9]	25,000,000	24,981,548
3.00% due 04/11/19[8,9]	25,000,000	24,975,941
3.00% due 04/12/19[8,9]	25,000,000	24,974,061
2.82% due 06/14/19[8,9]	325,000	323,030
Walgreens Boots Alliance, Inc.
3.28% due 07/15/19[9]	50,000,000	49,566,500
3.28% due 07/22/19[9]	10,000,000	9,907,297
Fidelity National Information Services, Inc.
2.71% due 04/08/19[8,9]	20,000,000	19,989,461
Astrazeneca plc
2.95% due 05/15/19[8,9]	20,000,000	19,930,884
UnitedHealth Group, Inc.
2.60% due 04/29/19[8,9]	19,750,000	19,710,061
E.I. du Pont de Nemours & Co.
2.76% due 04/16/19[8,9]	15,000,000	14,980,058
Rogers Communications, Inc.
2.70% due 04/16/19[8,9]	10,000,000	9,988,542
Keurig Dr Pepper, Inc.
2.68% due 05/06/19[8,9]	1,925,000	1,919,984
Walmart, Inc.
2.44% due 04/15/19[8,9]	500,000	499,526
Total Commercial Paper
(Cost $221,698,836)		221,746,893

Total Investments - 102.1%
(Cost $12,483,853,756)		$12,532,252,384
Other Assets & Liabilities, net - (2.1)%		(255,959,082)
Total Net Assets - 100.0%		$12,276,293,302

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount
Bank of America, N.A.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$1,801,020,000

Counterparty	Value	Upfront Premiums Received	Unrealized Depreciation**
Bank of America, N.A.	$(34,925,452)	$(20,079,412)	$(14,846,040)

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	106,080,000
Goldman Sachs International	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	241,590,000

Counterparty	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	$(1,510,617)	$(22,271)	$(1,488,346)
Goldman Sachs International	(3,440,326)	(384,708)	(3,055,618)
	$(4,950,943)	$(406,979)	$(4,543,964)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	$15,573,000
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.92%	Quarterly	01/31/20	14,106,000
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	24,186,000
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	153,969,000

Counterparty	Value	Upfront Premiums Paid	Unrealized Depreciation**
BofA Merrill Lynch	$(28,776)	$249	$(29,025)
BofA Merrill Lynch	(36,956)	238	(37,194)
BofA Merrill Lynch	(46,678)	262	(46,940)
BofA Merrill Lynch	(240,247)	368	(240,615)
	$(352,657)	$1,117	$(353,774)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Goldman Sachs International	156,310,000	EUR	05/17/19	$179,450,608	$176,054,729	$3,395,879
Goldman Sachs International	239,000,000	BRL	07/01/19	63,427,191	60,717,688	2,709,503
Bank of America, N.A.	16,380,000,000	JPY	01/21/20	153,969,074	151,300,225	2,668,849
Citibank N.A., New York	242,700,000	BRL	07/01/19	64,181,729	61,657,669	2,524,060
Citibank N.A., New York	647,630,000	BRL	04/01/19	167,289,134	165,566,520	1,722,614
Goldman Sachs International	106,564,000	EUR	05/10/19	121,258,197	119,950,010	1,308,187
Morgan Stanley Capital Services LLC	7,734,000,000	JPY	04/08/19	71,056,802	69,826,852	1,229,950
JPMorgan Chase Bank, N.A.	58,727,000	EUR	05/10/19	67,288,129	66,103,978	1,184,151
Bank of America, N.A.	55,605,000	EUR	04/05/19	63,539,889	62,402,275	1,137,614
JPMorgan Chase Bank, N.A.	59,453,000	CAD	05/02/19	45,379,213	44,537,151	842,062
Goldman Sachs International	78,243,000	CAD	05/01/19	59,422,656	58,611,519	811,137
Bank of America, N.A.	45,400,000	EUR	05/10/19	51,844,530	51,102,910	741,620
JPMorgan Chase Bank, N.A.	264,300,000	BRL	10/01/19	67,277,587	66,600,935	676,652
Citibank N.A., New York	48,612,000	EUR	05/17/19	55,358,229	54,752,559	605,670
Goldman Sachs International	54,341,000	CAD	05/08/19	41,287,439	40,713,930	573,509
Goldman Sachs International	46,300,000	CAD	05/16/19	35,251,846	34,696,476	555,370
Goldman Sachs International	3,783,000,000	JPY	04/08/19	34,603,025	34,155,027	447,998
Morgan Stanley Capital Services LLC	1,426,850,000	JPY	04/04/19	13,288,475	12,877,721	410,754
Goldman Sachs International	3,371,000,000	JPY	04/10/19	30,836,501	30,440,781	395,720
Bank of America, N.A.	525,000,000	CZK	04/11/19	23,189,046	22,831,708	357,338
Bank of America, N.A.	20,692,000	CAD	05/01/19	15,834,887	15,500,295	334,592
Barclays Bank plc	118,000,000	DKK	06/03/19	18,165,444	17,834,140	331,304
JPMorgan Chase Bank, N.A.	46,000,000	CAD	04/18/19	34,764,339	34,446,881	317,458
Goldman Sachs International	22,311,000	CAD	05/07/19	17,021,618	16,715,652	305,966
Barclays Bank plc	43,250,000	CAD	04/24/19	32,685,317	32,392,562	292,755
Bank of America, N.A.	45,350,000	CAD	05/15/19	34,270,644	33,983,691	286,953
JPMorgan Chase Bank, N.A.	21,380,000	CAD	05/03/19	16,299,993	16,016,495	283,498
JPMorgan Chase Bank, N.A.	32,800,000	CAD	05/09/19	24,812,431	24,575,387	237,044
Goldman Sachs International	17,443,000	CAD	05/03/19	13,303,386	13,067,153	236,233
Bank of America, N.A.	49,000,000	CAD	04/17/19	36,928,318	36,692,472	235,846
Goldman Sachs International	4,803,000,000	JPY	05/28/19	43,714,902	43,536,073	178,829
Goldman Sachs International	7,230,000	GBP	04/01/19	9,591,961	9,416,637	175,324
Barclays Bank plc	21,825,000	CAD	04/17/19	16,512,825	16,343,127	169,698
JPMorgan Chase Bank, N.A.	21,640,000	CAD	05/14/19	16,381,653	16,215,838	165,815
Morgan Stanley Capital Services LLC	6,784,100,000	JPY	05/28/19	61,637,775	61,493,457	144,318
Barclays Bank plc	21,325,000	CAD	05/09/19	16,106,751	15,977,748	129,003
Barclays Bank plc	14,800,000	CAD	04/18/19	11,194,566	11,082,909	111,657
JPMorgan Chase Bank, N.A.	8,780,000	CAD	05/16/19	6,686,187	6,579,591	106,596
Bank of America, N.A.	17,900,000	CAD	05/09/19	13,518,106	13,411,568	106,538
Morgan Stanley Capital Services LLC	8,780,000	CAD	05/14/19	6,681,183	6,579,254	101,929
Goldman Sachs International	65,776,000	CAD	04/24/19	49,358,777	49,263,657	95,120

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	11,990,000	CAD	05/08/19	$9,060,305	$8,983,273	$77,032
Morgan Stanley Capital Services LLC	4,590,000	GBP	04/01/19	6,055,023	5,978,197	76,826
JPMorgan Chase Bank, N.A.	7,720,000	GBP	04/08/19	10,131,203	10,057,889	73,314
JPMorgan Chase Bank, N.A.	29,000,000	CAD	04/25/19	21,775,091	21,720,428	54,663
JPMorgan Chase Bank, N.A.	7,250,000	CAD	04/17/19	5,480,355	5,428,988	51,367
JPMorgan Chase Bank, N.A.	24,725,000	CAD	04/24/19	18,557,251	18,518,060	39,191
Barclays Bank plc	2,600,000	CAD	04/04/19	1,961,187	1,946,295	14,892
Goldman Sachs International	3,231,000	CAD	04/03/19	2,429,288	2,418,584	10,704
BNP Paribas	1,100,000	CAD	04/24/19	826,091	823,857	2,234
JPMorgan Chase Bank, N.A.	725,000	CAD	05/15/19	545,171	543,290	1,881
Citibank N.A., New York	770,614	CZK	04/18/19	34,061	33,521	540
Bank of America, N.A.	47,140,000	GBP	04/23/19	61,397,965	61,462,308	(64,343)
Goldman Sachs International	1,716,000,000	JPY	06/03/19	15,485,827	15,561,148	(75,321)
JPMorgan Chase Bank, N.A	576,300,000	MXN	04/11/19	29,569,010	29,651,762	(82,752)
Goldman Sachs International	1,770,000,000	JPY	05/20/19	15,949,941	16,035,110	(85,169)
Goldman Sachs International	9,220,000	GBP	04/23/19	11,920,215	12,021,266	(101,051)
Goldman Sachs International	2,573,000,000	JPY	06/24/19	23,246,107	23,371,434	(125,327)
Goldman Sachs International	2,593,000,000	JPY	04/22/19	23,294,046	23,440,775	(146,729)
JPMorgan Chase Bank, N.A.	7,250,000,000	JPY	05/10/19	65,428,755	65,635,526	(206,771)
Morgan Stanley Capital Services LLC	6,863,000,000	JPY	05/13/19	61,928,417	62,144,726	(216,309)
Goldman Sachs International	213,300,000	BRL	04/01/19	54,190,696	54,530,115	(339,419)
JPMorgan Chase Bank, N.A.	175,780,000	MXN	05/23/19	8,571,916	8,982,279	(410,363)
Goldman Sachs International	195,090,000	ILS	01/31/20	53,865,793	55,030,424	(1,164,631)
Goldman Sachs International	759,001,750	ILS	05/31/19	206,543,843	210,120,759	(3,576,916)
						$22,452,656

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Barclays Bank plc	98,935,000	CAD	05/01/19	$73,986,246	$74,111,813	$125,567
Citibank N.A., New York	45,350,000	CAD	05/15/19	33,931,599	33,983,691	52,092
Citibank N.A., New York	38,823,000	CAD	05/03/19	29,037,336	29,083,648	46,312
Citibank N.A., New York	30,420,000	CAD	05/14/19	22,757,616	22,795,092	37,476
Barclays Bank plc	175,780,000	MXN	05/23/19	8,993,144	8,982,279	(10,865)
Barclays Bank plc	576,300,000	MXN	04/11/19	29,732,239	29,651,762	(80,477)
JPMorgan Chase Bank, N.A.	129,000,000	BRL	04/01/19	33,769,633	32,978,832	(790,801)
Goldman Sachs International	129,000,000	BRL	04/01/19	34,024,371	32,978,832	(1,045,539)
Barclays Bank plc	56,360,000	GBP	04/23/19	74,582,186	73,483,574	(1,098,612)
Barclays Bank plc	210,691,000	EUR	05/10/19	238,798,233	237,156,898	(1,641,335)
Morgan Stanley Capital Services LLC	204,922,000	EUR	05/17/19	232,457,369	230,807,288	(1,650,081)
Citibank N.A., New York	602,930,000	BRL	04/01/19	159,179,040	154,138,971	(5,040,069)
						$(11,096,332)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $21,964,417, (cost $21,400,360) or 0.2% of total net assets.
[2]	Affiliated issuer.
[3]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Security is an interest-only strip.
[7]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,967,953,270 (cost $2,968,429,120), or 24.2% of total net assets.

[9]	Rate indicated is the effective yield at the time of purchase.
[10]	Face amount of security is adjusted for inflation.
[11]	Zero coupon rate security.
[12]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[13]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $48,357,080 (cost $49,075,814), or 0.4% of total net assets — See Note 10.

[14]	Security is in default of interest and/or principal obligations.
[15]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[16]	Security is a principal-only strip.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CDX.NA.IG.31 Index — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
CZK — Czech Koruna
DKK — Danish Krone
EUR — Euro
GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$404	$11,695	$233	$12,332
Preferred Stocks	—	642,192	—	642,192
Mutual Funds	135,728,321	—	—	135,728,321
Money Market Fund	311,968,378	—	—	311,968,378
Collateralized Mortgage Obligations	—	3,494,804,947	102,349,992	3,597,154,939
U.S. Government Securities	—	3,120,281,919	—	3,120,281,919
Asset-Backed Securities	—	1,937,390,504	23,116,020	1,960,506,524
Foreign Government Debt	—	1,614,488,840	—	1,614,488,840
Corporate Bonds	—	808,536,784	70,426,249	878,963,033
Federal Agency Bonds	—	538,970,426	—	538,970,426
Senior Floating Rate Interests	—	84,985,063	—	84,985,063
Municipal Bonds	—	66,803,524	—	66,803,524
Commercial Paper	—	221,746,893	—	221,746,893
Forward Foreign Currency Exchange Contracts**	—	29,309,204	—	29,309,204
Total Assets	$447,697,103	$11,917,971,991	$195,892,494	$12,561,561,588

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Credit Default Swap Agreements**	$—	$19,390,004	$—		$19,390,004
Interest Rate Swap Agreements**	—	353,774	—		353,774
Forward Foreign Currency Exchange Contracts**	—	17,952,880	—		17,952,880
Unfunded Loan Commitments (Note 9)	—	332,758	—	*	332,758
Total Liabilities	$—	$38,029,416	$—		$38,029,416

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$21,964,184	Yield Analysis	Yield	3.7%	—
Asset-Backed Securities	1,151,836	Option Adjusted Spread off the prior month end broker mark over the 3 Month LIBOR	Indicative Quote	—	—
Collateralized Mortgage Obligations	102,349,992	Option Adjusted Spread off the prior month end broker mark over the 3 Month LIBOR	Indicative Quote	—	—
Common Stocks	233	Enterprise Value	Valuation Multiple	1.7x-8.1x	2.9x
Corporate Bonds	64,250,000	Model Price	Purchase Price	—	—
Corporate Bonds	6,176,249	Option Adjusted Spread off the prior month end broker mark over the 3 Month LIBOR	Indicative Quote	—	—
Total	$195,892,494

*	Inputs are weighted by the relative fair value of the instruments.

Significant changes in an indicative quote, yield, market comparable yields, or valuation multiples would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2019, the Fund had securities with a total value of $7,664,575 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2019:

	Assets							Liabilities
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Common Stocks	Warrants		Total Assets	Unfunded Loan Commitments
Beginning Balance	$22,443,434	$12,469,266	$5,891,932	$— *	$—	*	$40,804,632	$—	*
Purchases/(Receipts)	—	94,405,409	64,250,000	360	—		158,655,769	—
(Sales, maturities and paydowns)/Fundings	(126,241)	(56,981)	—	—	—	*	(183,222)	—	*
Amortization of discount/premiums	1,187	36,470	—	—	—		37,657	—
Total realized gains (losses) included in earnings	(4)	(1,737)	—	—	—		(1,741)	—
Total change in unrealized appreciation (depreciation) included in earnings	797,644	3,162,140	284,317	(127)	—		4,243,974	—
Transfers out of Level 3	—	(7,664,575)	—	—	—		(7,664,575)	—
Ending Balance	$23,116,020	$102,349,992	$70,426,249	$233	$—		$195,892,494	$—	*
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2019	$797,644	$3,199,200	$284,317	$(127)	$—		$4,281,034	$—

*	Security has a market value of $0.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
TOTAL RETURN BOND FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next reset date	Next rate reset date	Future reset rate(s)	Future reset date(s)
Apollo Aviation Securitization Equity Trust 2016-1A, 4.88% due 03/17/36	6.88%	03/15/23	6.88%	03/15/23
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 2.75% due 06/25/57	3.00%	06/25/19	3.25%	12/25/19
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-3, 2.75% due 07/25/56	3.25%	09/25/19	3.25%	09/25/19
Freddie Mac Seasoned Credit Risk Transfer Trust 2018-1, 2.50% due 05/25/57	2.75%	09/25/19	3.00%	03/25/20
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
New Residential Mortgage Loan Trust 2019-RPL1, 4.33% due 02/26/24	7.33%	02/25/22	8.33%	02/25/23
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	8.50%	09/15/20

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
TOTAL RETURN BOND FUND

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Common Stocks
Aspect Software Parent, Inc.[3]	$—	*	$—	$—	$—	$—
Mutual Funds
Guggenheim Floating Rate Strategies Fund - R6 Class	105,685,870		1,866,921	(46,270,000)	(1,209,953)	(1,370,217)
Guggenheim Strategy Fund II	25,435,578		401,757	—	—	(174,009)
Guggenheim Strategy Fund III	25,444,068		405,803	—	—	(214,840)
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	25,458,278		380,109	—	—	(111,044)
Senior Floating Rate Interests
Aspect Software, Inc. 7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24[2,3]	12,202		—	(95)	—	—
Warrants
Aspect Software, Inc.[3]	—	*	—	—	—	—
	$182,035,996		$3,054,590	$(46,270,095)	$(1,209,953)	$(1,870,110)

Security Name	Value 03/31/19	Shares/ Face Amount 03/31/19	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software Parent, Inc.[3]	$—	—	$—	$—
Mutual Funds
Guggenheim Floating Rate Strategies Fund - R6 Class	58,702,621	2,322,097	1,866,529	392
Guggenheim Strategy Fund II	25,663,326	1,034,394	388,108	13,648
Guggenheim Strategy Fund III	25,635,031	1,034,088	404,851	953
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	25,727,343	2,580,476	361,561	18,548
Senior Floating Rate Interests
Aspect Software, Inc. 7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24[2,3]	—	—	687	—
Warrants
Aspect Software, Inc.[3]	—	—	—	—
	$135,728,321		$3,021,736	$33,541

*	Security has a market value of $0.
[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is no longer an affiliated entity as of period end.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
TOTAL RETURN BOND FUND

March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $12,346,039,413)	$12,396,524,063
Investments in affiliated issuers, at value (cost $137,814,343)	135,728,321
Foreign currency, at value (cost $34,184)	33,504
Segregated cash with broker	38,001,108
Unrealized appreciation on forward foreign currency exchange contracts	29,309,204
Prepaid expenses	878,240
Unamortized premiums paid on interest rate swap agreements	1,117
Receivables:
Interest	38,732,224
Fund shares sold	29,005,059
Securities sold	1,798,996
Foreign tax reclaims	496,497
Dividends	302,677
Variation margin on interest rate swap agreements	29,800
Total assets	12,670,840,810

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $80,109)	332,758
Overdraft due to custodian bank	1,341,987
Segregated cash due to broker	6,165,000
Unamortized upfront premiums received on credit default swap agreements	20,486,391
Unrealized depreciation on forward foreign currency exchange contracts	17,952,880
Unrealized depreciation on OTC credit default swap agreements	4,543,964
Payable for:
Securities purchased	304,254,308
Fund shares redeemed	26,548,472
Distributions to shareholders	4,647,522
Variation margin on credit default swap agreements	3,115,844
Management fees	2,195,925
Fund accounting/administration fees	817,828
Distribution and service fees	526,311
Transfer agent/maintenance fees	502,082
Swap settlement	129,081
Trustees’ fees*	9,317
Due to Investment Adviser	1,184
Miscellaneous	976,654
Total liabilities	394,547,508
Net assets	$12,276,293,302

Net assets consist of:
Paid in capital	$12,298,316,740
Total distributable earnings (loss)	(22,023,438)
Net assets	$12,276,293,302

A-Class:
Net assets	$637,824,079
Capital shares outstanding	23,834,838
Net asset value per share	$26.76
Maximum offering price per share (Net asset value divided by 96.00%)	$27.88

C-Class:
Net assets	$274,057,432
Capital shares outstanding	10,240,712
Net asset value per share	$26.76

P-Class:
Net assets	$763,503,129
Capital shares outstanding	28,538,361
Net asset value per share	$26.75

Institutional Class:
Net assets	$10,557,504,368
Capital shares outstanding	394,190,326
Net asset value per share	$26.78

R6-Class:
Net assets	$43,404,294
Capital shares outstanding	1,619,666
Net asset value per share	$26.80

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

STATEMENT OF OPERATIONS (Unaudited)
TOTAL RETURN BOND FUND

Period Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$27,582
Dividends from securities of affiliated issuers	3,021,049
Interest from unaffiliated issuers	177,862,075
Interest from affiliated issuers	687
Other income	12,255
Total investment income	180,923,648

Expenses:
Management fees	21,755,701
Distribution and service fees:
A-Class	769,018
C-Class	1,330,579
P-Class	910,484
Transfer agent/maintenance fees:
A-Class	741,768
C-Class	141,615
P-Class	421,845
Institutional Class	3,478,299
R6-Class	2,344
Fund accounting/administration fees	4,462,760
Line of credit fees	462,489
Trustees’ fees*	119,381
Custodian fees	62,330
Interest expense	17,030
Miscellaneous	807,886
Recoupment of previously waived fees:
P-Class	9,203
R6-Class	1,354
Total expenses	35,494,086
Less:
Expenses reimbursed by Adviser:
A-Class	(576,447)
C-Class	(70,069)
P-Class	(237,151)
Institutional Class	(2,802,910)
R6-Class	(825)
Expenses waived by Adviser	(370,964)
Total waived/reimbursed expenses	(4,058,366)
Net expenses	31,435,720
Net investment income	149,487,928
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,771,748)
Investments in affiliated issuers	(1,209,953)
Distributions received from affiliated investment company shares	33,541
Swap agreements	(42,417,580)
Futures contracts	(6,051,811)
Foreign currency transactions	6,216,603
Forward foreign currency exchange contracts	19,657,929
Options purchased	(6,829,735)
Net realized loss	(35,372,754)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	188,099,787
Investments in affiliated issuers	(1,870,110)
Swap agreements	(60,092,439)
Options purchased	2,540,000
Foreign currency translations	71,132
Forward foreign currency exchange contracts	(14,916,364)
Net change in unrealized appreciation (depreciation)	113,832,006
Net realized and unrealized gain	78,459,252
Net increase in net assets resulting from operations	$227,947,180

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$149,487,928	$274,573,149
Net realized gain (loss) on investments	(35,372,754)	43,660,869
Net change in unrealized appreciation (depreciation) on investments	113,832,006	(182,445,396)
Net increase in net assets resulting from operations	227,947,180	135,788,622

Distributions To Shareholders:
A-Class	(9,828,746)	(18,699,133)
C-Class	(3,249,342)	(4,951,071)
P-Class	(11,545,648)	(18,342,874)
Institutional Class	(163,991,143)	(226,254,584)
R6-Class	(694,314)	(865,517)
Total distributions to shareholders	(189,309,193)	(269,113,179)

Capital share transactions:
Proceeds from sale of shares
A-Class	180,115,776	407,895,750
C-Class	41,119,091	81,807,500
P-Class	186,950,373	449,910,679
Institutional Class	3,336,809,709	5,167,683,542
R6-Class	9,332,216	41,692,891
Distributions reinvested
A-Class	8,845,942	15,679,136
C-Class	2,716,265	4,111,804
P-Class	11,397,817	18,176,643
Institutional Class	133,117,161	183,827,711
R6-Class	694,318	791,740
Cost of shares redeemed
A-Class	(142,800,591)	(568,610,410)
C-Class	(35,988,412)	(67,984,756)
P-Class	(175,496,787)	(291,745,596)
Institutional Class	(1,904,242,257)	(2,703,743,736)
R6-Class	(4,492,262)	(18,007,700)
Net increase from capital share transactions	1,648,078,359	2,721,485,198
Net increase in net assets	1,686,716,346	2,588,160,641

Net assets:
Beginning of period	10,589,576,956	8,001,416,315
End of period	$12,276,293,302	$10,589,576,956

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	6,787,004	15,135,128
C-Class	1,548,339	3,034,563
P-Class	7,037,198	16,683,240
Institutional Class	125,516,777	191,850,977
R6-Class	350,869	1,544,316
Shares issued from reinvestment of distributions
A-Class	333,042	582,204
C-Class	102,234	152,729
P-Class	429,197	675,415
Institutional Class	5,007,084	6,824,628
R6-Class	26,103	29,388
Shares redeemed
A-Class	(5,379,948)	(21,162,856)
C-Class	(1,355,126)	(2,526,601)
P-Class	(6,609,591)	(10,851,945)
Institutional Class	(71,654,262)	(100,449,512)
R6-Class	(169,000)	(668,132)
Net increase in shares	61,969,920	100,853,542

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.69	$27.05	$27.23	$26.50	$26.94	$26.16
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.72	.83	.96	.94	1.01
Net gain (loss) on investments (realized and unrealized)	.16	(.37)	.05	.81	(.25)	1.13
Total from investment operations	.49	.35	.88	1.77	.69	2.14
Less distributions from:
Net investment income	(.31)	(.71)	(.95)	(1.04)	(1.09)	(1.36)
Net realized gains	(.11)	—	(.11)	—	(.04)	—
Total distributions	(.42)	(.71)	(1.06)	(1.04)	(1.13)	(1.36)
Net asset value, end of period	$26.76	$26.69	$27.05	$27.23	$26.50	$26.94

Total Return[c]	1.87%	1.28%	3.33%	6.88%	2.56%	8.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$637,824	$589,760	$744,989	$548,223	$435,760	$90,805
Ratios to average net assets:
Net investment income (loss)	2.46%	2.66%	3.08%	3.63%	3.50%	3.80%
Total expenses[d]	0.98%	0.93%	1.02%	1.15%	1.10%	1.19%
Net expenses[e,f,i]	0.79%	0.81%	0.87%	0.97%	0.91%	0.94%
Portfolio turnover rate	51%	48%	72%	86%	74%	52%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.69	$27.05	$27.23	$26.50	$26.94	$26.16
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.52	.65	.75	.74	.82
Net gain (loss) on investments (realized and unrealized)	.16	(.38)	.03	.82	(.25)	1.12
Total from investment operations	.39	.14	.68	1.57	.49	1.94
Less distributions from:
Net investment income	(.21)	(.50)	(.75)	(.84)	(.89)	(1.16)
Net realized gains	(.11)	—	(.11)	—	(.04)	—
Total distributions	(.32)	(.50)	(.86)	(.84)	(.93)	(1.16)
Net asset value, end of period	$26.76	$26.69	$27.05	$27.23	$26.50	$26.94

Total Return[c]	1.49%	0.53%	2.58%	6.08%	1.82%	7.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$274,057	$265,486	$251,177	$216,255	$89,320	$25,107
Ratios to average net assets:
Net investment income (loss)	1.70%	1.93%	2.44%	2.82%	2.75%	3.10%
Total expenses[d]	1.60%	1.62%	1.74%	1.83%	1.80%	1.90%
Net expenses[e,f,i]	1.54%	1.55%	1.60%	1.69%	1.63%	1.66%
Portfolio turnover rate	51%	48%	72%	86%	74%	52%

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$26.69	$27.04	$27.23	$26.49	$26.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.72	.85	.96	.36
Net gain (loss) on investments (realized and unrealized)	.16	(.36)	.03	.84	(.43)
Total from investment operations	.48	.36	.88	1.80	(.07)
Less distributions from:
Net investment income	(.31)	(.71)	(.96)	(1.06)	(.42)
Net realized gains	(.11)	—	(.11)	—	—
Total distributions	(.42)	(.71)	(1.07)	(1.06)	(.42)
Net asset value, end of period	$26.75	$26.69	$27.04	$27.23	$26.49

Total Return	1.83%	1.32%	3.34%	6.97%	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$763,503	$738,694	$572,644	$161,928	$12,509
Ratios to average net assets:
Net investment income (loss)	2.45%	2.69%	3.14%	3.58%	3.20%
Total expenses[d]	0.87%	0.91%	1.03%	0.96%	1.02%
Net expenses[e,f,i]	0.79%	0.80%	0.86%	0.82%	0.84%
Portfolio turnover rate	51%	48%	72%	86%	74%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.71	$27.07	$27.26	$26.53	$26.97	$26.19
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.80	.93	1.05	1.03	1.09
Net gain (loss) on investments (realized and unrealized)	.17	(.37)	.04	.82	(.25)	1.14
Total from investment operations	.53	.43	.97	1.87	.78	2.23
Less distributions from:
Net investment income	(.35)	(.79)	(1.05)	(1.14)	(1.18)	(1.45)
Net realized gains	(.11)	—	(.11)	—	(.04)	—
Total distributions	(.46)	(.79)	(1.16)	(1.14)	(1.22)	(1.45)
Net asset value, end of period	$26.78	$26.71	$27.07	$27.26	$26.53	$26.97

Total Return	2.01%	1.59%	3.68%	7.26%	2.91%	8.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,557,504	$8,957,902	$6,418,897	$3,024,918	$1,409,171	$270,668
Ratios to average net assets:
Net investment income (loss)	2.74%	2.99%	3.47%	3.94%	3.83%	4.09%
Total expenses[d]	0.57%	0.58%	0.68%	0.79%	0.76%	0.81%
Net expenses[e,f,i]	0.50%	0.50%	0.52%	0.59%	0.57%	0.57%
Portfolio turnover rate	51%	48%	72%	86%	74%	52%

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended March 31, 2019[a]	Year Ended Sept. 30, 2018	Period Ended Sept. 30, 2017[h]
Per Share Data
Net asset value, beginning of period	$26.73	$27.09	$27.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.81	.86
Net gain (loss) on investments (realized and unrealized)	.17	(.38)	.18
Total from investment operations	.53	.43	1.04
Less distributions from:
Net investment income	(.35)	(.79)	(.99)
Net realized gains	(.11)	—	(.11)
Total distributions	(.46)	(.79)	(1.10)
Net asset value, end of period	$26.80	$26.73	$27.09

Total Return	2.01%	1.59%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,404	$37,735	$13,709
Ratios to average net assets:
Net investment income (loss)	2.73%	3.00%	3.35%
Total expenses[d]	0.52%	0.53%	0.65%
Net expenses[e,f,i]	0.50%	0.50%	0.51%
Portfolio turnover rate	51%	48%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The portion of the ratios of total and net expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.01%
C-Class	—	0.00%*	0.01%
P-Class	0.00%*	0.00%*	0.01%
Institutional Class	—	0.00%*	—
R6-Class	0.01%	0.00%*	—

*	Less than 0.01%.

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Since commencement of operations: October 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.79%	0.80%	0.84%	0.87%	0.84%	0.86%
C-Class	1.54%	1.55%	1.57%	1.60%	1.56%	1.58%
P-Class	0.79%	0.80%	0.83%	0.75%	0.75%	—
Institutional Class	0.50%	0.49%	0.49%	0.49%	0.50%	0.50%
R6-Class	0.50%	0.49%	0.48%	—	—	—

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company. At March 31, 2019, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares had been issued by the Fund.

C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

Guggenheim Partners Investment Management, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unrealiable, such investment is fair valued by the Valuation Committee.

Listed options are valued at the official settlement price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The values of OTC swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying security.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest Income on the Statement of Operations, even though principal is not received until maturity.

(c) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at March 31, 2019.

(d) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by the Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Forward Foreign Currency Exchange Contracts

The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

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(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

differ from their ultimate characterization for federal income tax purposes. Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the same Fund.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended March 31, 2019, there were no earnings credits received.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 - Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

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Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:

Use	Average Notional Purchased
Duration, Hedge	$—	*

*	Options purchased were outstanding for 114 days during the period ended March 31, 2019. The daily average outstanding notional amount of equity options purchased during the period was $389,440.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

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Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a quarterly basis:

Average Notional Amount
Use	Long	Short
Hedge, Income	$—	$—	*

*

Futures contracts were outstanding for 62 days during the period ended March 31, 2019. The daily average outstanding notional amount of interest rate futures contracts during the period was $73,089,366.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$—	$1,169,609,500

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The following table represents the Fund’s use and volume of credit default swaps on a quarterly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$—	$2,148,690,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$506,155,259	$2,430,380,733

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Unamortized upfront premiums paid on interest rate swap agreements
Variation margin on interest rate swap agreements
Credit contracts		Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Unrealized depreciation on OTC credit default swap agreements

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The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
$—	$—	$29,309,204	$29,309,204

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
$353,774	$19,390,004	$17,952,880	$37,696,658

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedule of Investments. For centrally-cleared swaps, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest Rate contracts	Net realized gain (loss) on futures contracts
Equity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Equity Contracts	Forward Foreign Currency Exchange Risk	Total
$(6,051,811)	$(36,565,162)	$(5,852,418)	$(6,829,735)	$19,657,929	$(35,641,197)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Equity Contracts	Forward Foreign Currency Exchange Risk	Total
$—	$(40,702,435)	$(19,390,004)	$2,540,000	$(14,916,364)	$(72,468,803)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in

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the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$29,309,204	$—	$29,309,204	$(19,547,392)	$(4,103,796)	$5,658,016

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit default swap agreements	$4,543,964	$—	$4,543,964	$(4,543,964)	$—	$—
Forward foreign currency exchange contracts	17,952,880	—	17,952,880	(15,003,428)	(472,000)	2,477,452

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Merrill Lynch	Credit default swap agreements	$21,054,867	$—
	Interest rate swap agreements	16,474,241	—
Citigroup	Forward foreign currency exchange contracts	—	510,000
Goldman Sachs Group	Forward foreign currency exchange contracts, Credit default swap agreements	—	2,510,000
JPMorgan Chase & Co.	Forward foreign currency exchange contracts	—	3,145,000
Morgan Stanley	Forward foreign currency exchange contracts, Credit default swap agreements	472,000	—
Total		$38,001,108	$6,165,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.79%	11/20/17	02/01/20
Total Return Bond Fund - C-Class	1.54%	11/20/17	02/01/20
Total Return Bond Fund - P-Class	0.79%	11/20/17	02/01/20
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/20
Total Return Bond Fund - R6-Class	0.50%	10/19/16	02/01/20

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2019	2020	2021	2022	Total
A-Class	$525,018	$902,097	$807,942	$581,955	$2,817,012
C-Class	116,149	297,149	141,993	72,502	627,793
P-Class	26,199	562,669	661,267	243,909	1,494,044
Institutional Class	2,931,227	6,941,687	5,917,973	2,890,541	18,681,428
R6-Class	—	1,602	5,254	1,188	8,044

For the period ended March 31, 2019, GI recouped $10,557 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2019, the Fund waived $268,271 related to investments in affiliated funds.

For the period ended March 31, 2019, GFD retained sales charges of $162,871 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2019, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at March 31, 2019	Average Balance Outstanding	Average Interest Rate
2	$—	$200,578,125	1.55%

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At March 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$12,483,893,955	$140,928,515	$(100,957,540)	$39,970,975

Note 8 – Securities Transactions

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$1,620,998,851	$2,470,700,408

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of government securities, were as follows:

Purchases	Sales
$3,291,564,582	$1,799,106,241

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$—	$4,674,688	$9,623

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/19	$616,219	$332,758
Aspect Software, Inc.	07/15/23	2,046	—
		$618,265	$332,758

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 3.01% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[1,2]	11/30/11	$335,966	$14,297
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	21,234,623	21,078,117
Copper River CLO Ltd.
2007-1A, due 01/20/21[3]	05/09/14	321,764	236,802
Highland Park CDO I Ltd.
2006-1A, 3.05% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[1]	07/01/16	1,405,938	1,470,931
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	2,248,643	2,071,844
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48	05/25/18	22,776,946	22,751,913
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	751,934	733,176
		$49,075,814	$48,357,080

[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.
[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2019.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Fund has fully adopted the provisions of the ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002- 2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

3.31.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Ultra Short Duration Fund

Beginning on January 1, 2021, paper copies of the funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	USD-SEMI-0319x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ULTRA SHORT DURATION FUND	9
NOTES TO FINANCIAL STATEMENTS	35
OTHER INFORMATION	54
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	55
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	62

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for Guggenheim Ultra Short Duration Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2019.

The investment objective for the Fund is to seek a high level of income consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

The Investment Manager is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2019

Ultra Short Duration Fund may not be suitable for all investors. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. The Fund is not a money market fund (or equivalent to a money market fund), does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity, and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments.

Investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the Fund’s holdings and share price to decline. ● Investors in asset-backed securities, including collateralized loan obligations (“CLOs”), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. ● Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. ● High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the ”Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the six months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned -1.72%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.64%. The return of the MSCI Emerging Markets Index* was 1.83%.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.63% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 2.39%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.17% for the six-month period.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Ultra Short Duration Fund
A-Class[4]	0.55%	0.62%	$ 1,000.00	$ 1,006.20	$ 1.80
Institutional Class	0.24%	1.06%	1,000.00	1,010.60	1.20

Table 2. Based on hypothetical 5% return (before expenses)
Ultra Short Duration Fund
A-Class	0.55%	5.00%	$ 1,000.00	$ 1,022.19	$ 2.77
Institutional Class	0.24%	5.00%	1,000.00	1,023.73	1.21

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.
[4]	Since commencement of operations: November 30, 2018. Expenses paid based on actual fund return are calculated using 119 days from the commencement of operations.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

ULTRA SHORT DURATION FUND

OBJECTIVE: Seeks a high level of income consistent with the preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)”.

Inception Dates:
A-Class	November 30, 2018
Institutional Class	March 11, 2014

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Inflation Protected Securities, 1.38%	2.7%
Kingdom of Spain	2.0%
Republic of Portugal	1.6%
U.S. Treasury Notes, 1.25%	1.6%
State of Israel, 2.25%	1.5%
West CLO Ltd., 3.70%	1.4%
Seneca Park CLO Limited, 3.89%	1.3%
U.S. Treasury Notes, 3.38%	1.2%
Government of Japan	1.2%
Atlas Senior Loan Fund IV Ltd., 3.36%	1.1%
Top Ten Total	15.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	Since Inception (03/11/14)
Institutional Class Shares	1.06%	2.46%	1.80%	1.79%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	1.16%	2.09%	0.71%	0.70%

Since Inception (11/30/18)††
A-Class Shares	0.62%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
††	Return since commencement of operations is not annualized.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
ULTRA SHORT DURATION FUND

	Shares	Value

MONEY MARKET FUND† - 2.6%
Dreyfus Treasury Securities Cash Management Fund - Institutional Shares 2.27%[1]	10,527,376	$10,527,376
Total Money Market Fund
(Cost $10,527,376)		10,527,376

	Face Amount~

CORPORATE BONDS†† - 23.1%
Financial - 14.6%
Station Place Securitization Trust
3.18% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[2,3]	3,550,000	3,550,000
3.18% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[3]	1,000,000	1,000,000
Citigroup, Inc.
3.57% (3 Month USD LIBOR + 0.79%) due 01/10/20[3]	2,300,000	2,309,737
3.54% (3 Month USD LIBOR + 0.93%) due 06/07/19[3]	1,020,000	1,021,555
3.98% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	250,000	254,224
Wells Fargo & Co.
3.63% (3 Month USD LIBOR + 0.93%) due 02/11/22[3]	2,800,000	2,820,520
HSBC Holdings plc
3.28% (3 Month USD LIBOR + 0.60%) due 05/18/21[3]	2,600,000	2,598,605

Lloyds Bank plc
3.23% (3 Month USD LIBOR + 0.49%) due 05/07/21[3]	2,600,000	2,594,432
BNZ International Funding Ltd.
3.34% (3 Month USD LIBOR + 0.70%) due 02/21/20[2,3]	2,550,000	2,559,522
UBS Group Funding Switzerland AG
4.58% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	1,400,000	1,434,478
4.04% (3 Month USD LIBOR + 1.44%) due 09/24/20[2,3]	1,100,000	1,115,597
Capital One Financial Corp.
3.20% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	2,535,000	2,536,065
Australia & New Zealand Banking Group Ltd.
3.26% (3 Month USD LIBOR + 0.66%) due 09/23/19[2,3]	2,225,000	2,231,570
3.62% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	300,000	303,448
Sumitomo Mitsui Trust Bank Ltd.
3.69% (3 Month USD LIBOR + 0.91%) due 10/18/19[2,3]	2,375,000	2,384,174
3.07% (3 Month USD LIBOR + 0.44%) due 09/19/19[2,3]	150,000	150,207

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value

Huntington National Bank
3.11% (3 Month USD LIBOR + 0.51%) due 03/10/20[3]	2,525,000	$2,532,230
Citizens Bank North America/Providence RI
3.16% (3 Month USD LIBOR + 0.54%) due 03/02/20[3]	2,525,000	2,528,344
Credit Agricole S.A.
3.57% (3 Month USD LIBOR + 0.97%) due 06/10/20[2,3]	2,495,000	2,514,718
Goldman Sachs Group, Inc.
3.34% (3 Month USD LIBOR + 0.73%) due 12/27/20[3]	1,400,000	1,402,895
4.42% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,050,000	1,075,466
Svenska Handelsbanken AB
3.12% (3 Month USD LIBOR + 0.47%) due 05/24/21[3]	2,250,000	2,256,889
American Express Co.
3.21% (3 Month USD LIBOR + 0.53%) due 05/17/21[3]	2,150,000	2,155,775
Barclays Bank plc
3.22% due 10/31/19†††,4	2,050,000	2,050,000
AvalonBay Communities, Inc.
3.22% (3 Month USD LIBOR + 0.43%) due 01/15/21[3]	2,050,000	2,035,140
Synchrony Financial
3.97% (3 Month USD LIBOR + 1.23%) due 02/03/20[3]	1,800,000	1,808,792
Sumitomo Mitsui Financial Group, Inc.
4.28% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	1,350,000	1,378,723
Mitsubishi UFJ Financial Group, Inc.
4.51% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	1,234,000	1,263,809
Assurant, Inc.
3.86% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	1,160,000	1,157,497
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.25% due 07/01/20	900,000	912,130
4.63% due 10/30/20	150,000	153,525
Santander UK plc
3.25% (3 Month USD LIBOR + 0.62%) due 06/01/21[3]	980,000	979,341
Standard Chartered Bank
3.14% (3 Month USD LIBOR + 0.40%) due 08/04/20[3]	920,000	920,235
Credit Suisse AG NY
3.14% (3 Month USD LIBOR + 0.40%) due 07/31/20[3]	920,000	919,995
UBS AG
3.17% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[2,3]	870,000	873,132
Alexandria Real Estate Equities, Inc.
2.75% due 01/15/20	830,000	828,569

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value

Station Place Securitization Trust Series
3.09% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/24/19[2,3]	750,000	$750,000
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[2]	600,000	600,346
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	250,000	249,662
Total Financial		60,211,347

Consumer, Non-cyclical - 4.3%
Allergan Funding SCS
3.85% (3 Month USD LIBOR + 1.26%) due 03/12/20[3]	2,650,000	2,672,640
Express Scripts Holding Co.
3.38% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	2,530,000	2,530,106
General Mills, Inc.
3.32% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	2,450,000	2,445,416
Zimmer Biomet Holdings, Inc.
3.38% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	1,400,000	1,395,279
2.70% due 04/01/20	890,000	887,815
CVS Health Corp.
3.23% (3 Month USD LIBOR + 0.63%) due 03/09/20[3]	1,150,000	1,152,616
3.32% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,050,000	1,052,392
Bayer US Finance II LLC
3.23% (3 Month USD LIBOR + 0.63%) due 06/25/21[2,3]	1,700,000	1,685,303
Mondelez International, Inc.
3.00% due 05/07/20	1,040,000	1,042,410
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	950,000	965,059
Constellation Brands, Inc.
2.25% due 11/06/20	900,000	891,048
Molson Coors Brewing Co.
2.25% due 03/15/20	775,000	770,040
BAT Capital Corp.
2.30% due 08/14/20	225,000	222,694
Quest Diagnostics, Inc.
2.50% due 03/30/20	130,000	129,570
Total Consumer, Non-cyclical		17,842,388

Energy - 1.3%
Equities Corp.
3.57% (3 Month USD LIBOR + 0.77%) due 10/01/20[3]	2,200,000	2,188,119
Florida Gas Transmission Co. LLC
5.45% due 07/15/20[2]	900,000	927,922
Reliance Holding USA, Inc.
4.50% due 10/19/20[2]	900,000	915,844
ONEOK Partners, LP
3.80% due 03/15/20	900,000	905,311
Phillips 66
3.25% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	350,000	350,008
Total Energy		5,287,204

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

	Face Amount~		Value

Communications - 0.9%
Deutsche Telekom International Finance BV
3.35% (3 Month USD LIBOR + 0.58%) due 01/17/20[2,3]		2,515,000	$2,519,366
Juniper Networks, Inc.
3.30% due 06/15/20		900,000	903,499
Discovery Communications LLC
3.34% (3 Month USD LIBOR + 0.71%) due 09/20/19[3]		300,000	300,279
Total Communications			3,723,144

Industrial - 0.8%
Siemens Financieringsmaatschappij N.V.
3.22% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]		1,870,000	1,880,270
Molex Electronic Technologies LLC
2.88% due 04/15/20[2]		900,000	898,459
Ryder System, Inc.
2.50% due 05/11/20		540,000	538,384
GATX Corp.
2.60% due 03/30/20		70,000	69,782
Total Industrial			3,386,895

Technology - 0.7%
CA, Inc.
5.38% due 12/01/19		900,000	912,301
Fidelity National Information Services, Inc.
3.63% due 10/15/20		900,000	909,460
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20		900,000	895,185
Total Technology			2,716,946

Utilities - 0.3%
NextEra Energy Capital Holdings, Inc.
3.06% (3 Month USD LIBOR + 0.45%) due 09/28/20[3]		1,000,000	999,997
Southern Co.
3.10% due 09/30/20		220,000	220,185
Total Utilities			1,220,182

Basic Materials - 0.2%
Newmont Mining Corp.
5.13% due 10/01/19		900,000	909,981
Total Corporate Bonds
(Cost $95,224,654)			95,298,087

FOREIGN GOVERNMENT DEBT†† - 17.7%
Government of Japan
due 01/20/20[5]	JPY	536,000,000	4,841,939
due 05/27/19[5]	JPY	376,400,000	3,397,467
due 04/08/19[5]	JPY	338,000,000	3,050,046
due 05/10/19[5]	JPY	267,000,000	2,409,792
due 05/13/19[5]	JPY	233,700,000	2,109,279
due 04/10/19[5]	JPY	142,000,000	1,281,390
due 06/24/19[5]	JPY	89,000,000	803,442
due 04/22/19[5]	JPY	88,000,000	794,154
due 06/03/19[5]	JPY	67,000,000	604,777
due 05/20/19[5]	JPY	61,000,000	550,580
due 04/04/19[5]	JPY	21,450,000	193,558
Kingdom of Spain
due 05/10/19[5]	EUR	7,279,000	8,170,275
due 04/05/19[5]	EUR	1,580,000	1,772,759
State of Israel
2.25% due 05/31/19	ILS	22,400,000	6,192,686
5.00% due 01/31/20	ILS	5,500,000	1,575,059
Province of Ontario, Canada
due 05/01/19[5]	CAD	3,334,000	2,491,379
due 04/24/19[5]	CAD	2,913,000	2,177,609
due 05/08/19[5]	CAD	2,237,000	1,671,010
due 04/17/19[5]	CAD	1,190,000	889,921
Republic of Portugal
due 05/17/19[5]	EUR	6,038,000	6,777,931

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

	Face Amount~		Value

Federative Republic of Brazil
due 07/01/19[5]	BRL	16,700,000	$4,203,848
due 10/01/19[5]	BRL	8,200,000	2,030,004
Province of New Brunswick, Canada
due 05/09/19[5]	CAD	1,188,000	887,376
due 05/02/19[5]	CAD	1,035,000	773,380
due 05/14/19[5]	CAD	945,000	705,684
due 05/16/19[5]	CAD	805,000	601,072
due 05/07/19[5]	CAD	656,000	490,053
Province of Manitoba, Canada
due 04/17/19[5]	CAD	1,700,000	1,271,316
due 04/24/19[5]	CAD	1,450,000	1,083,945
due 05/15/19[5]	CAD	1,325,000	989,391
Government of United Kingdom
due 04/23/19[5]	GBP	1,620,000	2,108,994
due 04/01/19[5]	GBP	460,000	599,122
due 04/08/19[5]	GBP	220,000	286,500
Province of Newfoundland, Canada
due 05/09/19[5]	CAD	1,100,000	821,373
due 05/16/19[5]	CAD	1,000,000	746,531
due 04/25/19[5]	CAD	900,000	672,571
due 05/02/19[5]	CAD	500,000	373,587
due 04/18/19[5]	CAD	400,000	299,064
Province of Quebec, Canada
due 04/18/19[5]	CAD	1,320,000	987,090
due 05/03/19[5]	CAD	1,175,000	877,947
Kingdom of Denmark
due 06/03/19[5]	DKK	3,200,000	481,374
Total Foreign Government Debt
(Cost $73,500,004)			73,045,275

ASSET-BACKED SECURITIES†† - 13.6%
Collateralized Loan Obligations - 12.3%
West CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]		5,757,318	5,745,649
Seneca Park CLO Limited
2017-1A, 3.89% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]		5,185,091	5,188,762
Atlas Senior Loan Fund IV Ltd.
2018-2A, 3.36% (3 Month USD LIBOR + 0.68%, Rate Floor: 0.00%) due 02/17/26[2,3]		4,428,926	4,413,285
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 4.23% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]		3,907,000	3,883,134
OZLM XII Ltd.
2018-12A, 3.80% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 04/30/27[2,3]		3,600,000	3,593,848
Avery Point VI CLO Ltd.
2018-6A, 3.78% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 08/05/27[2,3]		3,600,000	3,592,827
Figueroa CLO Ltd.
2018-2A, 3.48% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[2,3]		3,550,000	3,532,888

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value

Mountain View CLO Ltd.
2018-1A, 3.59% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	3,477,425	$3,468,113
MP CLO VIII Ltd.
2018-2A, 3.67% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	3,450,000	3,435,249
Mountain Hawk II CLO Ltd.
2018-2A, 4.36% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	2,000,000	2,001,027
Palmer Square Loan Funding Ltd.
2018-4A, 3.58% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,3]	1,954,846	1,947,464
KVK CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[2,3]	1,800,000	1,789,664
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 4.09% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	1,800,000	1,767,322
Garrison BSL CLO Ltd.
2018-1A, 3.72% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,750,000	1,743,393
Midocean Credit CLO V
2018-5A, 4.36% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/19/28[2,3]	1,750,000	1,724,556
Marathon CLO V Ltd.
2017-5A, 3.51% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,021,117	1,014,961
GPMT Ltd.
2018-FL1, 3.39% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[2,3]	991,327	989,202
VMC Finance LLC
2018-FL1, 3.30% (1 Month USD LIBOR + 0.82%) due 03/15/35[2,3]	844,298	838,117
Total Collateralized Loan Obligations		50,669,461

Automotive - 1.0%
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[2]	2,700,000	2,691,616
2016-3A, 2.27% due 07/25/20[2]	550,000	548,857
Avis Budget Rental Car Funding AESOP LLC
2015-1A, 2.50% due 07/20/21[2]	750,000	746,481
Total Automotive		3,986,954

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value

Transport-Aircraft - 0.3%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[2]	1,172,464	$1,174,634
Total Asset-Backed Securities
(Cost $56,032,216)		55,831,049

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 9.5%
Residential Mortgage Backed Securities - 7.5%
CSMC Series
2014-7R, 2.64% (WAC) due 10/27/36[2,3]	4,017,150	4,008,425
2014-2R, 2.69% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	3,698,341	3,563,422
2014-7R, 2.65% (WAC) due 12/27/37[2,3]	2,745,448	2,708,397
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	1,579,935	1,575,644
2017-6, 2.75% (WAC) due 10/25/57[2,3]	1,433,474	1,407,096
2017-5, 3.09% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	986,055	977,920
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	3,433,123	3,410,278
Soundview Home Loan Trust
2006-OPT5, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	3,412,311	3,298,825
CIT Mortgage Loan Trust
2007-1, 3.84% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	2,615,347	2,638,706
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	2,127,364	2,133,884
LSTAR Securities Investment Limited
2017-8, 4.15% (1 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 11/01/22[2,3]	891,475	898,941
2017-6, 4.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 09/01/22[2,3]	857,808	858,076
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 2.92% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,500,000	1,499,023
Banc of America Funding Trust
2015-R2, 2.75% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,200,000	1,165,752

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value

GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	644,014	$640,717
Total Residential Mortgage Backed Securities		30,785,106

Commercial Mortgage Backed Securities - 2.0%
Morgan Stanley Capital I Trust
2018-H3, 1.00% (WAC) due 07/15/51[3,6]	46,845,701	2,770,230
Bear Stearns Deutsche Bank Trust
2005-AFR1, 5.12% due 09/15/27[2]	2,015,000	2,031,728
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[2]	1,400,000	1,458,499
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[2]	974,000	1,029,054
GAHR Commercial Mortgage Trust
2015-NRF, 3.38% (WAC) due 12/15/34[2,3]	1,000,000	994,488
Total Commercial Mortgage Backed Securities		8,283,999
Total Collateralized Mortgage Obligations
(Cost $39,006,517)		39,069,105

U.S. GOVERNMENT SECURITIES†† - 7.0%
U.S. Treasury Notes
1.25% due 08/31/19	6,530,000	6,496,330
3.38% due 11/15/19	4,900,000	4,926,223
1.75% due 11/30/19	2,775,000	2,762,426
1.50% due 10/31/19	2,220,000	2,207,599
1.50% due 11/30/19	1,630,000	1,619,812
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[7]	10,941,036	11,031,499
Total U.S. Government Securities
(Cost $28,965,526)		29,043,889

U.S. TREASURY BILLS†† - 2.4%
U.S. Treasury Bills
2.45% due 07/11/19[8]	5,000,000	4,966,768
2.39% due 04/18/19[8]	3,000,000	2,996,650
2.39% due 04/09/19[8]	2,000,000	1,998,943
Total U.S. Treasury Bills
(Cost $9,960,955)		9,962,361

MUNICIPAL BONDS†† - 0.9%
Hawaii - 0.4%
City & County of Honolulu Hawaii General Obligation Unlimited
5.78% due 09/01/24	1,500,000	1,519,005

California - 0.3%
City of Riverside California Sewer Revenue Revenue Bonds
7.00% due 08/01/19	1,400,000	1,420,566

District of Columbia - 0.2%
Washington Metropolitan Area Transit Authority Revenue Bonds
7.00% due 07/01/34	645,000	651,785
Total Municipal Bonds
(Cost $3,611,435)		3,591,356

COMMERCIAL PAPER†† - 20.4%
Lowes Cos., Inc.
2.62% due 04/04/19[8]	4,000,000	3,999,127
2.68% due 04/08/19[8]	3,700,000	3,698,072
Ameren Corp.
2.68% due 04/05/19[8]	4,000,000	3,998,809

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value

Anheuser-Busch InBev Worldwide, Inc.
2.67% due 04/02/19[2,8]	1,600,000	$1,599,881
2.72% due 04/08/19[2,8]	1,300,000	1,299,312
2.70% due 04/23/19[2,8]	1,100,000	1,098,185
Aon Corp.
2.73% due 04/12/19[2,8]	4,000,000	3,996,663
Mondelez International, Inc.
2.67% due 04/15/19[2,8]	4,000,000	3,995,847
Entergy Corp.
2.71% due 04/15/19[2,8]	4,000,000	3,995,784
Amcor Finance (USA), Inc.
2.69% due 04/23/19[2,8]	4,000,000	3,993,424
UnitedHealth Group, Inc.
2.60% due 04/29/19[2,8]	4,000,000	3,991,911
Keurig Dr Pepper, Inc.
2.80% due 05/20/19[2,8]	4,000,000	3,984,756
Marsh & McLennan Cos., Inc.
2.68% due 04/29/19[2,8]	3,900,000	3,891,871
E.I. du Pont de Nemours & Co.
2.71% due 04/29/19[2,8]	3,800,000	3,791,990
Marriott International, Inc.
2.82% due 04/02/19[2,8]	3,700,000	3,699,710
Ryder System, Inc.
2.71% due 04/08/19[8]	3,700,000	3,698,050
Northrop Grumman Corp.
2.90% due 05/22/19[8]	3,700,000	3,684,516
General Mills, Inc.
2.70% due 04/16/19[2,8]	3,600,000	3,595,151
Spire, Inc.
2.76% due 04/04/19[2,8]	3,500,000	3,499,195
UDR, Inc.
2.70% due 04/15/19[2,8]	3,425,000	3,421,404
Xylem, Inc.
2.68% due 04/11/19[2,8]	3,000,000	2,997,767
Duke Energy Corp.
2.70% due 05/08/19[2,8]	3,000,000	2,990,824
Astrazeneca plc
2.95% due 05/15/19[2,8]	3,000,000	2,989,633
Walgreens Boots Alliance, Inc.
3.28% due 07/22/19[8]	3,000,000	2,972,189
American Water Capital Corp.
2.65% due 04/05/19[2,8]	2,000,000	1,999,411
Rogers Communications, Inc.
2.73% due 04/22/19[2,8]	1,000,000	998,183
Total Commercial Paper
(Cost $83,880,362)		83,881,665

REPURCHASE AGREEMENTS††,9 - 2.9%
BNP Paribas
issued 03/27/19 at 2.92% due 05/01/19	2,821,020	2,821,020
issued 02/01/19 at 2.92% due 05/01/19	2,240,200	2,240,200

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value

RBC Capital Markets
issued 03/15/19 at 2.68% (1 Month USD LIBOR + 0.20%) due 06/14/19[3]	3,850,000	$3,850,000
Barclays Capital, Inc.
issued 03/28/19 at 2.74% (1 Month USD LIBOR + 0.25%) due 04/29/19[3]	1,700,000	1,700,000
Deutsche Bank
issued 01/30/19 at 3.10% due 04/30/19	1,231,000	1,231,000
Total Repurchase Agreements
(Cost $11,842,220)		11,842,220

Total Investments - 100.1%
(Cost $412,551,265)		$412,092,383
Other Assets & Liabilities, net - (0.1)%		(282,615)
Total Net Assets - 100.0%		$411,809,768

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Merrill Lynch	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$24,960,000	$(484,025)	$(275,370)	$(208,655)

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$3,280,000	$(46,708)	$(910)	$(45,798)
Goldman Sachs International	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	6,840,000	(97,404)	(14,945)	(82,459)
						$(144,112)	$(15,855)	$(128,257)

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	$579,000	$(1,070)	$221	$(1,291)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,014,000	(1,957)	220	(2,177)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	5,038,000	(7,861)	247	(8,108)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.28%	Quarterly	11/07/28	550,000	(40,536)	650	(41,186)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.21%	Quarterly	11/07/25	1,650,000	(88,515)	513	(89,028)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.18%	Quarterly	11/07/23	2,450,000	(94,277)	(287)	(93,990)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21	11,700,000	(236,217)	2,853	(239,070)
								$(470,433)	$4,417	$(474,850)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation
Goldman Sachs International	4,636,000	EUR	05/17/19	$5,322,378	$5,221,609	$100,769
Goldman Sachs International	8,400,000	BRL	07/01/19	2,229,240	2,134,011	95,229
Bank of America, N.A.	536,000,000	JPY	01/21/20	5,038,304	4,950,972	87,332
Citibank N.A., New York	8,300,000	BRL	07/01/19	2,194,925	2,108,606	86,319
Citibank N.A., New York	18,720,000	BRL	04/01/19	4,837,006	4,785,766	51,240
Goldman Sachs International	3,869,000	EUR	05/10/19	4,400,100	4,355,004	45,096
JPMorgan Chase Bank, N.A.	1,920,000	EUR	05/10/19	2,199,837	2,161,180	38,657
Bank of America, N.A.	1,580,000	EUR	04/05/19	1,805,468	1,773,143	32,325
Morgan Stanley Capital Services LLC	175,000,000	JPY	04/08/19	1,607,828	1,579,997	27,831

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation
Goldman Sachs International	2,639,000	CAD	05/01/19	$2,004,222	$1,976,864	$27,358
Bank of America, N.A.	1,490,000	EUR	05/10/19	1,701,506	1,677,166	24,340
JPMorgan Chase Bank, N.A.	1,535,000	CAD	05/02/19	1,171,473	1,149,892	21,581
JPMorgan Chase Bank, N.A.	8,200,000	BRL	10/01/19	2,087,310	2,066,317	20,993
Goldman Sachs International	1,842,000	CAD	05/08/19	1,399,522	1,380,082	19,440
Goldman Sachs International	163,000,000	JPY	04/08/19	1,490,958	1,471,655	19,303
Goldman Sachs International	1,530,000	CAD	05/16/19	1,164,874	1,146,556	18,318
Citibank N.A., New York	1,402,000	EUR	05/17/19	1,596,305	1,579,097	17,208
Goldman Sachs International	142,000,000	JPY	04/10/19	1,298,956	1,282,287	16,669
Bank of America, N.A.	695,000	CAD	05/01/19	531,860	520,622	11,238
Barclays Bank plc	1,588,000	CAD	04/24/19	1,200,109	1,189,350	10,759
JPMorgan Chase Bank, N.A.	1,320,000	CAD	04/18/19	997,586	988,476	9,110
Goldman Sachs International	656,000	CAD	05/07/19	500,479	491,483	8,996
Barclays Bank plc	3,200,000	DKK	06/03/19	492,623	483,638	8,985
JPMorgan Chase Bank, N.A.	650,000	CAD	05/03/19	495,556	486,937	8,619
Bank of America, N.A.	1,325,000	CAD	05/15/19	1,001,292	992,908	8,384
JPMorgan Chase Bank, N.A.	1,100,000	CAD	05/09/19	832,125	824,175	7,950
Bank of America, N.A.	1,590,000	CAD	04/17/19	1,198,286	1,190,633	7,653
Goldman Sachs International	310,000	GBP	04/01/19	411,273	403,756	7,517
Goldman Sachs International	525,000	CAD	05/03/19	400,406	393,296	7,110
Morgan Stanley Capital Services LLC	21,450,000	JPY	04/04/19	199,768	193,593	6,175
Goldman Sachs International	155,000,000	JPY	05/28/19	1,410,745	1,404,974	5,771
JPMorgan Chase Bank, N.A.	670,000	CAD	05/14/19	507,196	502,062	5,134
Barclays Bank plc	650,000	CAD	04/17/19	491,791	486,737	5,054
Morgan Stanley Capital Services LLC	221,400,000	JPY	05/28/19	2,011,557	2,006,847	4,710
Barclays Bank plc	658,000	CAD	05/09/19	496,987	493,006	3,981
JPMorgan Chase Bank, N.A.	650,000	CAD	04/17/19	490,635	486,737	3,898

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	275,000	CAD	05/16/19	$209,420	$206,081	$3,339
Morgan Stanley Capital Services LLC	275,000	CAD	05/14/19	209,263	206,070	3,193
Bank of America, N.A.	530,000	CAD	05/09/19	400,257	397,102	3,155
Barclays Bank plc	400,000	CAD	04/18/19	302,556	299,538	3,018
Goldman Sachs International	2,000,000	CAD	04/24/19	1,500,818	1,497,922	2,896
JPMorgan Chase Bank, N.A.	395,000	CAD	05/08/19	298,484	295,946	2,538
Morgan Stanley Capital Services LLC	150,000	GBP	04/01/19	197,877	195,366	2,511
JPMorgan Chase Bank, N.A.	220,000	GBP	04/08/19	288,713	286,624	2,089
JPMorgan Chase Bank, N.A.	900,000	CAD	04/25/19	675,778	674,082	1,696
JPMorgan Chase Bank, N.A.	775,000	CAD	04/24/19	581,659	580,445	1,214
Bank of America, N.A.	1,390,000	GBP	04/23/19	1,810,420	1,812,317	(1,897)
Goldman Sachs International	230,000	GBP	04/23/19	297,359	299,880	(2,521)
Goldman Sachs International	61,000,000	JPY	05/20/19	549,687	552,622	(2,935)
Goldman Sachs International	67,000,000	JPY	06/03/19	604,633	607,574	(2,941)
JPMorgan Chase Bank, N.A.	23,200,000	MXN	04/11/19	1,190,354	1,193,685	(3,331)
Goldman Sachs International	89,000,000	JPY	06/24/19	804,082	808,417	(4,335)
Goldman Sachs International	88,000,000	JPY	04/22/19	790,542	795,522	(4,980)
Morgan Stanley Capital Services LLC	233,700,000	JPY	05/13/19	2,108,796	2,116,162	(7,366)
JPMorgan Chase Bank, N.A.	267,000,000	JPY	05/10/19	2,409,583	2,417,198	(7,615)
Goldman Sachs International	7,900,000	BRL	04/01/19	2,007,063	2,019,634	(12,571)
JPMorgan Chase Bank, N.A.	14,480,000	MXN	05/23/19	706,118	739,922	(33,804)
Goldman Sachs International	5,775,000	ILS	01/31/20	1,592,711	1,628,995	(36,284)
Goldman Sachs International	22,904,000	ILS	05/31/19	6,208,766	6,340,705	(131,939)
						$654,182

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Depreciation
Barclays Bank plc	14,480,000	MXN	05/23/19	$740,817	$739,922	$(895)
Barclays Bank plc	23,200,000	MXN	04/11/19	1,196,925	1,193,685	(3,240)
JPMorgan Chase Bank, N.A.	4,000,000	BRL	04/01/19	1,047,120	1,022,599	(24,521)
Goldman Sachs International	4,000,000	BRL	04/01/19	1,055,019	1,022,599	(32,420)
Citibank N.A., New York	18,620,000	BRL	04/01/19	4,916,347	4,760,201	(156,146)
						$(217,222)

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2019.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $175,816,617 (cost $175,903,411), or 42.7% of total net assets.

[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $2,050,000, (cost $2,050,000) or 0.5% of total net assets.
[5]	Zero coupon rate security.
[6]	Security is an interest-only strip.
[7]	Face amount of security is adjusted for inflation.
[8]	Rate indicated is the effective yield at the time of purchase.
[9]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
DKK — Danish Krone
EUR — Euro
GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
ULTRA SHORT DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$10,527,376	$—	$—	$10,527,376
Corporate Bonds	—	93,248,087	2,050,000	95,298,087
Foreign Government Debt	—	73,045,275	—	73,045,275
Asset-Backed Securities	—	55,831,049	—	55,831,049
Collateralized Mortgage Obligations	—	39,069,105	—	39,069,105
U.S. Government Securities	—	29,043,889	—	29,043,889
U.S. Treasury Bills	—	9,962,361	—	9,962,361
Municipal Bonds	—	3,591,356	—	3,591,356
Commercial Paper	—	83,881,665	—	83,881,665
Repurchase Agreements	—	11,842,220	—	11,842,220
Forward Foreign Currency Exchange Contracts**	—	906,701	—	906,701
Total Assets	$10,527,376	$400,421,708	$2,050,000	$412,999,084

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$336,912	$—	$336,912
Interest Rate Swap Agreements**	—	474,850	—	474,850
Forward Foreign Currency Exchange Contracts**	—	469,741	—	469,741
Total Liabilities	$—	$1,281,503	$—	$1,281,503

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
ULTRA SHORT DURATION FUND

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Funds right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At March 31, 2019, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			MASTR Adjustable Rate Mortgages Trust
2.92%			2.69%
05/01/19	$5,061,220	$5,085,367	05/25/47	$20,636,400	$21,754,893

			Fannie Mae Connecticut Avenue Securities
			6.94%
			01/25/29	658,462	720,687
				$21,294,862	$22,475,580

RBC Capital Markets			Endo Dac / Endo Finance LLC / Endo Finco Inc.
2.68% (1 Month USD LIBOR + 0.20%)			6.00%
06/14/19*	3,850,000	3,850,000	02/01/25	5,500,000	3,978,150

Barclays			Hess Corp.
2.74% (1 Month USD LIBOR + 0.25%)			5.60%
04/29/19*	1,700,000	1,700,000	02/15/41	1,980,000	2,007,918

Deutsche Bank			Great Wolf Trust
3.10%			6.70%
04/30/19	1,231,000	1,240,542	09/15/34	1,757,000	1,760,865

*

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
ULTRA SHORT DURATION FUND

March 31, 2019

Assets:
Investments, at value (cost $400,709,045)	$400,250,163
Repurchase agreements, at value (cost $11,842,220)	11,842,220
Cash	33,284
Segregated cash with broker	803,942
Unrealized appreciation on forward foreign currency exchange contracts	906,701
Prepaid expenses	11,294
Unamortized upfront premiums paid on interest rate swap agreements	4,704
Receivables:
Interest	1,210,321
Fund shares sold	500,000
Dividends	15,933
Foreign tax reclaims	9,737
Other assets	1,992
Total assets	415,590,291

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	291,225
Unrealized depreciation on OTC credit default swap agreements	128,257
Unrealized depreciation on forward foreign currency exchange contracts	469,741
Unamortized upfront premiums received on interest rate swap agreements	287
Payable for:
Securities purchased	1,305,045
Fund shares redeemed	1,100,081
Swap settlement	3,374
Variation margin on interest rate swap agreements	115,493
Distributions to shareholders	147,800
Management fees	84,418
Variation margin on credit default swap agreements	43,177
Fund accounting/administration fees	12,035
Transfer agent and administrative fees	1,019
Trustees’ fees*	209
Distribution and service fees	51
Miscellaneous	78,311
Total liabilities	3,780,523
Net assets	$411,809,768

Net assets consist of:
Paid in capital	$412,414,647
Total distributable earnings (loss)	(604,879)
Net assets	$411,809,768

A-Class:
Net assets	$271,971
Capital shares outstanding	27,289
Net asset value per share	$9.97

Institutional Class:
Net assets	$411,537,797
Capital shares outstanding	41,295,356
Net asset value per share	$9.97

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
ULTRA SHORT DURATION FUND

Period Ended March 31, 2019

Investment Income:
Dividends	$74,292
Interest	4,915,676
Total investment income	4,989,968

Expenses:
Management fees	294,828
Distribution and service fees:
A-Class	110
Transfer agent and administrative fees	5,984
Fund accounting/administration fees	51,814
Professional Fees	19,838
Trustees’ fees*	11,984
Custodian fees	4,680
Miscellaneous	29,928
Total expenses	419,166
Less:
Expenses waived by Adviser	(2,507)
Net expenses	416,659
Net investment income	4,573,309

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(210,108)
Swap agreements	35,433
Foreign currency transactions	(4,678,227)
Forward foreign currency exchange contracts	5,460,114
Net realized gain	607,212
Net change in unrealized appreciation(depreciation) on:
Investments	(464,255)
Swap agreements	(949,900)
Foreign currency translations	985
Forward foreign currency exchange contracts	(96,878)
Net change in unrealized appreciation(depreciation)	(1,510,048)
Net realized and unrealized loss	(902,836)
Net increase in net assets resulting from operations	$3,670,473

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

STATEMENTS OF CHANGES IN NET ASSETS
ULTRA SHORT DURATION FUND

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,573,309	$9,231,656
Net realized gain on investments	607,212	540,847
Net change in unrealized appreciation (depreciation) on investments	(1,510,048)	(497,223)
Net increase in net assets resulting from operations	3,670,473	9,275,280

Distributions to shareholders:
A-Class	(953)	—
Institutional Class	(5,186,531)	(10,147,848)
Total distributions to shareholders	(5,187,484)	(10,147,848)

Capital share transactions:
Proceeds from sale of shares
A-Class	351,300	—
Institutional Class	212,345,131	317,765,844
Distributions reinvested
A-Class	948	—
Institutional Class	4,014,004	7,941,436
Cost of shares redeemed
A-Class	(80,412)	—
Institutional Class	(159,432,527)	(395,297,978)
Net increase (decrease) from capital share transactions	57,198,444	(69,590,698)
Net increase (decrease) in net assets	55,681,433	(70,463,266)

Net assets:
Beginning of period	356,128,335	426,591,601
End of period	$411,809,768	$356,128,335

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
ULTRA SHORT DURATION FUND

	Period Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	35,267		—
Institutional Class	21,291,529	[1]	31,708,647	[1]
Shares issued from reinvestment of distributions
A-Class	95		—
Institutional Class	402,405	[1]	792,707	[1]
Shares redeemed
A-Class	(8,073)		—
Institutional Class	(15,964,324)[1]		(39,440,614)[1]
Net increase (decrease) in shares	5,756,899		(6,939,260)

[1]

The capital share activity has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund - Institutional Class effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 shares for every 1 share of Guggenheim Strategy Fund I. See Note 11 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

FINANCIAL HIGHLIGHTS
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a,b]
Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.08
Net gain (loss) on investments (realized and unrealized)	(.02)
Total from investment operations	.06
Less distributions from:
Net investment income	(.08)
Net realized gains	(.01)
Total distributions	(.09)
Net asset value, end of period	$9.97

Total Return	0.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$272
Ratios to average net assets:
Net investment income (loss)	2.28%
Total expenses	0.55%
Net expenses[e,h]	0.55%
Portfolio turnover rate	18%

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2019a,[g]	Year Ended Sept. 30, 2018[g]	Year Ended Sept. 30, 2017[g]	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Period Ended Sept. 30, 2014[f,g]
Per Share Data
Net asset value, beginning of period	$10.01	$10.04	$9.99	$9.95	$9.96	$9.99
Income (loss) from investment operations:
Net investment income (loss)[c]	.16	.24	.17	.14	.11	.04
Net gain (loss) on investments (realized and unrealized)	(.02)	—	.06	.04	(.01)	—
Total from investment operations	.14	.24	.23	.18	.10	.04
Less distributions from:
Net investment income	(.17)	(.27)	(.18)	(.14)	(.11)	(.05)
Net realized gains	(.01)	— [d]	—	—	—	(.02)
Total distributions	(.18)	(.27)	(.18)	(.14)	(.11)	(.07)
Net asset value, end of period	$9.97	$10.01	$10.04	$9.99	$9.95	$9.96

Total Return	1.06%	2.48%	2.24%	1.95%	1.06%	0.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$411,538	$356,128	$426,592	$407,371	$957,190	$659,541
Ratios to average net assets:
Net investment income (loss)	2.60%	2.44%	1.73%	1.37%	1.14%	0.82%
Total expenses	0.24%	0.07%	0.08%	0.07%	0.04%	0.06%
Net expenses[e,h]	0.24%	0.07%	0.08%	0.07%	0.04%	0.05%
Portfolio turnover rate	18%	74%	65%	66%	46%	34%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

FINANCIAL HIGHLIGHTS (concluded)
ULTRA SHORT DURATION FUND

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Distributions from realized gains are less than $0.01 per share.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Since commencement of operations: March 11, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]

The per share data has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, per share amounts for the periods presented through September 30, 2018 have also been restated to reflect a 1:2.501601322 share split effective December 3, 2018. See Note 11 in Notes to Financial Statements.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.55%	N/A	N/A	N/A	N/A	N/A
Institutional Class	0.24%	0.07%	0.08%	0.07%	0.04%	0.05%

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Ultra Short Duration Fund (the “Fund”), a diversified investment company. At March 31, 2019, only A-Class and Institutional Class shares had been issued by the Fund.

C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

Guggenheim Partners Investment Management, LLC (“GPIM”) which operates under the name GI, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Money market funds are valued at their NAV.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

The values of credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest Income on the Statement of Operations, even though principal is not received until maturity.

(c) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by the Fund on credit default or interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(g) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(i) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the same Fund.

(j) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(k) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended March 31, 2019, there were no earnings credits received.

(l) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(m) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 - Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Hedge, Income	$—	$20,462,000

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index. The notional principal reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per event. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a quarterly basis:

	Average Notional Amount
Use	Protection Purchased	Protection Sold
Hedge	$22,600,000	$—

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$5,195,532	$80,794,443

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit contracts		Unrealized depreciation on OTC credit default swap agreements
Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Interest rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on interest rate swap agreements
Variation margin on interest rate swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
$—	$—	$906,701	$906,701

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
$474,850	$336,912	$469,741	$1,281,503

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedule of Investments. For centrally-cleared swaps, variation margin is reported within the Statement of Assets and Liabilities.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$106,373	$(70,940)	$5,460,114	$5,495,547

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$(612,988)	$(336,912)	$(96,878)	$(1,046,778)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any,are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$906,701	$—	$906,701	$(587,875)	$—	$318,826

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit default swap agreements	$128,257	$—	$128,257	$(119,513)	$—	$8,744
Forward foreign currency exchange contracts	469,741	—	469,741	(468,362)	—	1,379

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Bank of America Merrill Lynch	Credit Default Swap agreements	$288,884	$—
	Interest Rate Swap agreements	515,058	—
		803,942	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.25% of the average daily net assets of the Fund. Prior to November 30, 2018, the Institutional Class did not pay GI Investment advisory fees. See Note 11.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted a Distribution Plan related to the offering of A-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Ultra Short Duration Fund - A-Class	0.58%	11/30/18	02/01/20
Ultra Short Duration Fund - Institutional Class	0.33%	11/30/18	02/01/20

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2019	2020	2021	2022	Total
Institutional Class	$—	$—	$—	$2,507	$2,507

For the period ended March 31, 2019, GFD retained sales charges of $162,871 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At March 31, 2019, GI and GPIM and its affiliates owned 80% of the outstanding shares of the Fund.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At March 31, 2019, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$412,551,265	$857,994	$(1,691,678)	$(833,684)

Note 7 – Securities Transactions

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Ultra Short Duration Fund	$35,157,321	$82,182,516

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2019.

Note 9 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 10 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 11 – Merger

On November 14, 2018, the Board approved the reorganization of Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund, a newly organized series of Guggenheim Funds Trust. The reorganization of Guggenheim Strategy Fund I took place on November 30, 2018. For financial reporting purposes, the Guggenheim Strategy Fund I is the accounting survivor in the reorganization and, as such, its financial and performance history prior to the reorganization will be carried forward and reflected in the Guggenheim Ultra Short Duration Fund’s financial statements and financial highlights. In conjunction with the reorganization, shareholders of Guggenheim Strategy Fund I received shares of Guggenheim Ultra Short Duration Fund at a ratio of 2.501601322 shares for every 1 share of Guggenheim

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Strategy Fund I. The effect of this reorganization resulted in an increase in the number of shares outstanding and a corresponding decrease in the net asset value per share. The capital share activity in the Statements of Changes in Net Assets for the period then ended September 30, 2018, and the per share data in the Financial Highlights from September 30, 2015 to September 30, 2018 and the period March 11, 2014 (commencement of operations) to Septembers 30, 2014 have been given retroactive effect to reflect the ratio of shares issued in the reorganization. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Limited Duration Fund

Beginning on January 1, 2021, paper copies of the funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	LD-SEMI-0319x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
LIMITED DURATION FUND	7
NOTES TO FINANCIAL STATEMENTS	34
OTHER INFORMATION	48
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	49
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	53

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for Guggenheim Limited Duration Fund (the “Fund”) for the semi-annual fiscal period ended March 31, 2019.

The Investment Manager is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,
Guggenheim Partners Investment Management, LLC,
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the six months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned -1.72%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.64%. The return of the MSCI Emerging Markets Index* was 1.83%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.63% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 2.39%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.17% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.75%	0.77%	$ 1,000.00	$ 1,007.70	$ 3.75
C-Class	1.50%	0.40%	1,000.00	1,004.00	7.49
P-Class	0.75%	0.77%	1,000.00	1,007.70	3.75
Institutional Class	0.50%	0.90%	1,000.00	1,009.00	2.50
R6-Class[4]	0.49%	0.19%	1,000.00	1,001.90	0.24

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.75%	5.00%	$ 1,000.00	$ 1,021.19	$ 3.78
C-Class	1.50%	5.00%	1,000.00	1,017.45	7.54
P-Class	0.75%	5.00%	1,000.00	1,021.19	3.78
Institutional Class	0.50%	5.00%	1,000.00	1,022.44	2.52
R6-Class	0.49%	5.00%	1,000.00	1,022,49	2.47

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.
[4]

Since commencement of operations: March 13, 2019. Due to the limited length of Class operations, current expense ratios may not be indicative of future expense ratios. Expenses paid based on actual fund return are calculated using 18 days from the commencement of operations.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	32.6%
AA	9.4%
A	21.5%
BBB	15.5%
BB	2.4%
B	2.5%
CCC	0.8%
NR2	7.0%
Other Instruments	8.3%
Total Investments	100.0%

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Inflation Protected Securities, 1.38%	3.1%
U.S. Treasury Notes, 1.25%	2.5%
Kingdom of Spain, 05/10/19	2.0%
Republic of Portugal, 05/17/19	1.9%
U.S. Treasury Notes, 3.38%	1.9%
State of Israel, 2.25%	1.8%
U.S. Treasury Notes, 1.00%	1.7%
Government of Japan, 01/20/20	1.3%
U.S. Treasury Notes, 1.75%	1.3%
U.S. Treasury Notes, 1.75%	1.1%
Top Ten Total	18.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	6 Month†	1 Year	5 Year	Since Inception (12/16/13)
A-Class Shares	0.77%	1.75%	2.39%	2.36%
A-Class Shares with sales charge‡	(1.50%)	(0.54%)	1.92%	1.92%
C-Class Shares	0.40%	0.96%	1.62%	1.59%
C-Class Shares with CDSC§	(0.59%)	(0.04%)	1.62%	1.59%
Institutional Class Shares	0.90%	1.96%	2.65%	2.62%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index	2.41%	3.06%	1.24%	1.22%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	0.77%	1.75%	2.27%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index	2.41%	3.06%	1.29%

Since Inception (03/13/19)††
R6-Class Shares	0.19%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index	0.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
††	Return since commencement of operations is not annualized.
‡	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019
LIMITED DURATION FUND

	Shares	Value

MUTUAL FUNDS† - 1.4%
Guggenheim Floating Rate Strategies Fund — R6-Class[1]	938,223	$23,718,285
Guggenheim Strategy Fund II1	505,414	12,539,332
Guggenheim Strategy Fund III[1]	433,899	10,756,350
Guggenheim Ultra Short Duration Fund — Institutional Class [1,2]	859,146	8,565,687
Total Mutual Funds
(Cost $56,467,477)		55,579,654

MONEY MARKET FUND† - 0.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Class 2.27%[3]	28,077,174	28,077,174
Total Money Market Fund
(Cost $28,077,174)		28,077,174

	Face Amount~

ASSET-BACKED SECURITIES†† - 19.8%
Collateralized Loan Obligations - 13.3%
ALM XII Ltd.
2018-12A, 3.67% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[4,5]	35,000,000	34,928,222
Atlas Senior Loan Fund IV Ltd.
2018-2A, 3.36% (3 Month USD LIBOR + 0.68%, Rate Floor: 0.00%) due 02/17/26[4,5]	27,237,897	27,141,700
2018-2A, 3.98% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/17/26[4,5]	5,000,000	5,002,135
Figueroa CLO Ltd.
2018-2A, 3.48% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[4,5]	31,470,000	31,318,305
2018-2A, 3.23% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 06/20/27[4,5]	250,000	249,835
MP CLO VIII Ltd.
2018-2A, 3.67% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,5]	30,300,000	30,170,446
Golub Capital Partners CLO Ltd.
2018-36A, 4.03% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,5]	27,500,000	26,995,139
Venture XII CLO Ltd.
2018-12A, 3.43% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[4,5]	23,000,000	22,925,443
Shackleton 2015-VIII CLO Ltd.
2017-8A, 3.70% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[4,5]	23,000,000	22,896,820
Flagship CLO VIII Ltd.
2018-8A, 3.63% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/16/26[4,5]	21,150,000	21,101,738
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 4.23% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,5]	21,107,000	20,978,068
Telos CLO Ltd.
2017-6A, 4.04% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[4,5]	19,900,000	19,945,810
West CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[4,5]	16,449,480	16,416,139
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.54% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[4,5]	15,950,000	15,861,816
Garrison BSL CLO Ltd.
2018-1A, 3.72% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[4,5]	15,770,000	15,710,457
Mountain View CLO Ltd.
2018-1A, 3.59% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,5]	15,455,223	15,413,835
Palmer Square Loan Funding Ltd.
2018-4A, 3.58% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,5]	10,507,299	10,467,618
2018-4A, 4.13% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,5]	3,500,000	3,457,217
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 4.09% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,5]	13,450,000	13,205,826
Ladder Capital Commercial Mortgage Mortgage Trust
2017-FL1, 3.36% (1 Month USD LIBOR + 0.88%, Rate Floor: 0.88%) due 09/15/34[4,5]	12,779,820	12,724,608
Ares XXXIII CLO Ltd.
2016-1A, 3.95% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/05/25[4,5]	8,800,000	8,802,949
Crown Point CLO III Ltd.
2017-3A, 3.70% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[4,5]	8,670,000	8,635,806
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 5.46% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 12/22/28[4,5]	8,000,000	7,964,803

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

NXT Capital CLO LLC
2017-1A, 4.46% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,5]	7,700,000	$7,700,583
KVK CLO Ltd.
2018-1A, 3.34% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 05/20/29[4,5]	5,113,634	5,109,291
2017-1A, 3.70% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,5]	2,600,000	2,585,070
ABPCI Direct Lending Fund CLO II LLC
2017-1A, 4.54% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 07/20/29[4,5]	7,500,000	7,504,719
Woodmont Trust
2017-3A, 4.51% (3 Month USD LIBOR + 1.73%, Rate Floor: 0.00%) due 10/18/29[4,5]	4,700,000	4,703,071
2017-2A, 4.58% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 07/18/28[4,5]	2,500,000	2,501,566
Seneca Park CLO Limited
2017-1A, 4.27% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[4,5]	4,000,000	3,987,772
2017-1A, 3.89% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[4,5]	2,791,972	2,793,949
Monroe Capital CLO Ltd.
2017-1A, 4.11% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,5]	6,675,162	6,655,731
NewStar Fairfield Fund CLO Ltd.
2018-2A, 4.03% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,5]	6,600,000	6,473,830
Cerberus Loan Funding XVII Ltd.
2016-3A, 5.32% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,5]	6,500,000	6,464,498
Mountain Hawk II CLO Ltd.
2018-2A, 3.58% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[4,5]	6,048,147	6,037,987
Diamond CLO Ltd.
2018-1A, 4.26% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,5]	6,000,000	5,950,408
Marathon CLO V Ltd.
2017-5A, 3.51% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[4,5]	5,834,951	5,799,775
A Voce CLO Ltd.
2017-1A, 3.95% (3 Month USD LIBOR + 1.16%, Rate Floor: 0.00%) due 07/15/26[4,5]	5,732,190	5,737,554
VMC Finance LLC
2018-FL1, 3.30% (1 Month USD LIBOR + 0.82%) due 03/15/35[4,5]	5,455,463	5,415,526
Avery Point V CLO Ltd.
2017-5A, 3.75% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,5]	4,893,913	4,886,998
Golub Capital Partners CLO 16 Ltd.
2017-16A, 4.47% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 07/25/29[4,5]	4,700,000	4,701,653
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[4]	4,500,000	4,500,807
ACIS CLO Ltd.
2014-4A, 4.16% (3 Month USD LIBOR + 1.42%, Rate Floor: 0.00%) due 05/01/26[4,5]	4,000,000	4,019,077
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[4]	4,000,000	4,008,978
TCP Waterman CLO Ltd.
2016-1A, 4.84% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,5]	4,000,000	3,999,770
Newstar Commercial Loan Funding LLC
2017-1A, 5.13% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[4,5]	3,000,000	2,993,832
2016-1A, 6.40% (3 Month USD LIBOR + 3.75%) due 02/25/28[4,5]	1,000,000	1,000,331
Northwoods Capital XII-B Ltd.
2018-12BA, 3.36% (3 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 06/15/31[4,5]	3,281,250	3,276,330
Marathon CLO VII Ltd.
2017-7A, 4.41% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[4,5]	3,000,000	3,001,099
Cent CLO Ltd.
2013-19A, 4.08% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[4,5]	2,875,277	2,878,496
Oaktree CLO Ltd.
2017-1A, 3.63% (3 Month USD LIBOR + 0.87%) due 10/20/27[4,5]	2,000,000	1,998,178
AIMCO CLO Series
2017-AA, 3.86% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 07/20/26[4,5]	1,776,718	1,776,609
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,6]	1,500,000	1,346,334
Symphony CLO XII Ltd.
2017-12A, 4.29% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[4,5]	1,250,000	1,244,713

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

LCM XXII Ltd.
2018-22A, 3.36% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 10/20/28[4,5]	993,055	$992,223
Flagship VII Ltd.
2017-7A, 3.88% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 01/20/26[4,5]	946,516	946,559
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,6]	1,000,000	856,023
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,6]	1,000,000	833,483
Resource Capital Corporation Ltd.
2017-CRE5, 3.28% (1 Month USD LIBOR + 0.80%) due 07/15/34[4,5]	624,404	622,516
Halcyon Loan Advisors Funding Ltd.
2012-1A, 5.68% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[4,5]	500,000	500,023
LMREC, Inc.
2016-CRE2, 4.19% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 11/24/31[4,5]	461,693	461,693
Venture VII CDO Ltd.
2006-7A, 2.99% (3 Month USD LIBOR + 0.23%, Rate Floor: 0.00%) due 01/20/22[4,5]	89,467	89,467
A10 Term Asset Financing LLC
2016-1, 3.35% due 03/15/35[4]	86,522	86,474
Copper River CLO Ltd.
2007-1A, due 01/20/21[6,7]	500,000	78,934
Babson CLO Ltd.
2012-2A, due 05/15/23[4,6]	750,000	9,150
Total Collateralized Loan Obligations		528,845,815

Transport-Aircraft - 2.7%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]	19,347,011	19,601,639
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]	10,982,205	10,996,770
2017-1, 3.97% due 07/15/42	4,682,662	4,673,301
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]	15,234,663	15,336,896
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	8,609,848	8,690,234
2016-1A, 4.88% due 03/17/36[4,8]	2,276,308	2,296,870
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[4]	10,687,089	10,732,118
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]	9,759,750	9,848,382
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	6,038,190	6,049,365
AASET Trust
2017-1A, 3.97% due 05/16/42[4]	5,985,205	5,970,607
Raspro Trust
2005-1A, 3.69% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,5]	3,872,331	3,698,076
2005-1A, 3.03% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/23/24[4,5]	56,785	56,789
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[4]	2,490,019	2,504,849
AASET 2018-1 US Ltd.
2018-1A, 3.84% due 01/16/38[4]	1,642,691	1,641,185
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[4]	1,043,792	1,040,689
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[4]	864,062	858,824
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	721,449	690,122
Total Transport-Aircraft		104,686,716

Transport-Container - 1.0%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[4]	13,353,837	13,209,883
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[4]	8,239,431	8,297,922
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[4]	6,420,000	6,467,369
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[4]	6,441,458	6,375,004
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[4]	4,876,238	4,869,015
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[4]	1,804,833	1,787,653
Total Transport-Container		41,006,846

Automotive - 1.0%
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[4]	27,282,000	27,197,281
2016-3A, 2.27% due 07/25/20[4]	5,350,000	5,338,886
Avis Budget Rental Car Funding AESOP LLC
2015-1A, 2.50% due 07/20/21[4]	7,500,000	7,464,813
Total Automotive		40,000,980

Net Lease - 0.8%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[4]	16,576,083	16,688,171
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[4]	10,490,458	10,588,684
2015-1A, 3.75% due 04/20/45[4]	1,764,750	1,770,727
Capital Automotive REIT
2014-1A, 3.66% due 10/15/44[4]	1,000,000	1,000,633
Total Net Lease		30,048,215

Collateralized Debt Obligations - 0.4%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[4]	11,650,000	11,293,567
2016-3A, 3.85% due 10/28/33[4]	1,500,000	1,477,144

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~		Value

Putnam Structured Product Funding Ltd.
2003-1A, 3.48% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,5]		1,131,454	$1,120,021
Total Collateralized Debt Obligations			13,890,732

Infrastructure - 0.3%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[7]		7,443,750	7,435,266
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[4]		3,165,333	3,212,393
SBA Tower Trust
2.90% due 10/15/44[4]		1,725,000	1,723,012
Total Infrastructure			12,370,671

Whole Business - 0.3%
Domino’s Pizza Master Issuer LLC
2017-1A, 4.02% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,5]		5,171,250	5,156,667
Sonic Capital LLC
2016-1A, 4.47% due 05/20/46[4]		3,272,966	3,323,762
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[4]		2,641,821	2,763,873
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[4]		636,689	637,404
Drug Royalty II Limited Partnership 2
2014-1, 3.48% due 07/15/23[4]		215,733	215,320
Total Whole Business			12,097,026

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[4]		692,894	687,682

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[4]		432,000	433,636
Total Asset-Backed Securities
(Cost $786,296,025)			784,068,319

FOREIGN GOVERNMENT DEBT†† - 19.6%
Government of Japan
due 01/20/20[9]	JPY	5,903,000,000	53,324,565
due 05/27/19[9]	JPY	3,718,400,000	33,563,073
due 04/08/19[9]	JPY	3,538,000,000	31,926,220
due 05/10/19[9]	JPY	2,516,000,000	22,708,001
due 05/13/19[9]	JPY	2,235,000,000	20,172,176
due 04/10/19[9]	JPY	1,076,000,000	9,709,691
due 06/24/19[9]	JPY	880,000,000	7,944,148
due 04/22/19[9]	JPY	837,000,000	7,553,491
due 06/03/19[9]	JPY	580,000,000	5,235,382
due 04/04/19[9]	JPY	516,650,000	4,662,088
due 05/20/19[9]	JPY	511,000,000	4,612,234
Kingdom of Spain
due 05/10/19[9]	EUR	69,893,000	78,451,030
due 04/05/19[9]	EUR	19,600,000	21,991,187
State of Israel
2.25% due 05/31/19	ILS	259,170,000	71,649,931
5.00% due 01/31/20	ILS	65,800,000	18,843,433
Republic of Portugal
due 05/17/19[9]	EUR	68,498,000	76,892,137
Province of Ontario, Canada
due 05/01/19[9]	CAD	36,845,000	27,532,946
due 04/24/19[9]	CAD	27,673,000	20,686,911
due 05/08/19[9]	CAD	23,207,000	17,335,331
due 04/17/19[9]	CAD	13,305,000	9,949,918
due 05/15/19[9]	CAD	225,000	168,010
Federative Republic of Brazil
due 07/01/19[9]	BRL	144,300,000	36,324,270
due 10/01/19[9]	BRL	90,400,000	22,379,554
Province of New Brunswick, Canada
due 05/09/19[9]	CAD	13,742,000	10,264,583
due 05/02/19[9]	CAD	11,410,000	8,525,856
due 05/14/19[9]	CAD	10,765,000	8,038,819
due 05/16/19[9]	CAD	8,905,000	6,649,121
due 05/07/19[9]	CAD	7,743,000	5,784,269
Province of Manitoba, Canada
due 04/24/19[9]	CAD	18,100,000	13,530,629
due 04/17/19[9]	CAD	17,825,000	13,330,123
due 05/15/19[9]	CAD	15,075,000	11,256,656
Government of United Kingdom
due 04/23/19[9]	GBP	18,150,000	23,628,544
due 04/01/19[9]	GBP	5,170,000	6,733,612
due 04/08/19[9]	GBP	2,300,000	2,995,221
Province of Newfoundland
due 05/09/19[9]	CAD	11,700,000	8,736,421
due 04/25/19[9]	CAD	11,100,000	8,295,047
due 05/16/19[9]	CAD	10,000,000	7,465,305
due 05/02/19[9]	CAD	5,500,000	4,109,458
due 04/18/19[9]	CAD	5,400,000	4,037,368
Province of Quebec, Canada
due 04/18/19[9]	CAD	16,500,000	12,338,627
due 05/03/19[9]	CAD	13,934,000	10,411,335
Kingdom of Denmark
due 06/03/19[9]	DKK	36,000,000	5,415,452
Total Foreign Government Debt
(Cost $780,018,353)			775,162,173

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.2%
Residential Mortgage Backed Securities - 12.7%
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[4,5]		31,615,294	31,246,928
2018-R4, 4.07% (WAC) due 12/26/57[4,5]		30,516,657	30,313,584
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[4,5]		28,394,267	27,871,778
2017-5, 3.09% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[4,5]		17,332,159	17,189,160
2018-2, 3.25% (WAC) due 03/25/58[4,5]		14,061,421	14,023,229
2018-1, 3.00% (WAC) due 01/25/58[4,5]		2,168,251	2,145,550

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.70% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[5]	19,641,288	$19,400,886
2008-BC4, 3.12% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[5]	14,604,400	14,473,920
2006-BC4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[5]	1,951,728	1,874,268
2006-BC3, 2.65% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[5]	1,907,172	1,675,643
2007-BC1, 2.62% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 02/25/37[5]	306,200	301,476
Soundview Home Loan Trust
2006-OPT5, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	23,374,327	22,596,953
2006-1, 2.79% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[5]	8,202,179	8,180,766
2005-OPT3, 2.96% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[5]	4,000,000	3,962,187
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[4,5]	18,409,882	18,466,301
2019-RPL1, 4.33% due 02/26/24[4,8]	6,974,283	7,030,400
2017-5A, 3.99% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4,5]	2,149,505	2,181,959
Home Equity Loan Trust
2007-FRE1, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[5]	21,928,347	20,464,352
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[4,5]	16,852,925	17,083,662
NovaStar Mortgage Funding Trust Series
2007-2, 2.69% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[5]	15,553,608	15,025,415
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[4,5]	14,497,703	14,731,696
CIT Mortgage Loan Trust
2007-1, 3.84% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[4,5]	12,315,654	12,425,653
2007-1, 3.94% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,5]	848,248	852,126
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[5]	9,393,902	9,106,565
2006-HE3, 2.85% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/36[5]	4,000,000	3,967,001
Banc of America Funding Trust
2015-R2, 2.75% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[4,5]	10,278,000	9,984,665
2015-R4, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[4,5]	2,849,571	2,750,889
Alternative Loan Trust
2007-OA7, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[5]	9,068,397	8,764,623
2007-OH3, 2.78% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[5]	3,861,326	3,785,303
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 2.92% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[5]	12,500,000	12,491,860
LSTAR Securities Investment Trust
2019-1, 4.19% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[4,5]	5,000,000	4,998,886
2018-2, 4.00% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[4,5]	4,616,032	4,610,377
American Home Mortgage Investment Trust
2006-3, 2.85% (1 Month USD LIBOR + 0.36%, Rate Cap/Floor: 10.50%/0.18%) due 12/25/46[5]	9,831,226	9,311,640
LSTAR Securities Investment Limited
4.49% due 04/01/21	6,453,266	6,458,108
2017-6, 4.25% (1 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 09/01/22[4,5]	2,358,972	2,359,709
Morgan Stanley Home Equity Loan Trust
2006-2, 2.77% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[5]	8,256,358	8,245,816
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[4,5]	7,419,357	7,433,385

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.98% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[5]	7,250,000	$7,222,473
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 3.43% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[5]	7,025,000	7,011,803
First NLC Trust
2005-4, 2.88% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[5]	6,848,823	6,811,287
HarborView Mortgage Loan Trust
2006-14, 2.63% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[5]	3,754,779	3,615,130
2006-12, 2.67% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[5]	3,236,148	3,082,860
Countrywide Asset-Backed Certificates
2006-6, 2.66% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[5]	4,772,764	4,705,668
2006-5, 2.78% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 08/25/36[5]	1,954,297	1,942,020
JP Morgan Mortgage Acquisition Trust
2006-HE2, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	6,536,048	6,499,323
FBR Securitization Trust
2005-2, 3.24% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[5]	6,435,811	6,423,833
Nationstar Home Equity Loan Trust
2007-B, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[5]	6,516,392	6,417,631
Structured Asset Investment Loan Trust
2006-3, 2.64% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[5]	5,296,258	5,123,808
2005-2, 3.22% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[5]	632,579	631,408
2005-1, 3.21% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[4,5]	271,718	272,631
FirstKey Master Funding
2017-R1, 2.71% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/03/41[4,5]	5,387,600	5,278,377
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[4,8]	4,883,254	4,868,180
New Residential Mortgage Trust
2018-1A, 4.00% (WAC) due 12/25/57[4,5]	4,651,848	4,748,113
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 2.68% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[5]	4,319,602	4,290,711
CWABS Incorporated Asset-Backed Certificates Trust
2004-4, 3.21% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 07/25/34[5]	4,239,758	4,242,143
CSMC Series
2015-12R, 2.99% (WAC) due 11/30/37[4,5]	3,816,571	3,800,421
2014-2R, 2.69% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[4,5]	256,150	246,806
Deephaven Residential Mortgage Trust
2017-3A, 2.58% (WAC) due 10/25/47[4,5]	3,565,335	3,548,709
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 2.89% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[5]	3,350,000	3,196,726
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 3.51% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[5]	2,000,000	1,989,064
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 2.78% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[5]	1,639,044	1,610,591
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 2.87% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[5]	1,500,000	1,487,838
First Franklin Mortgage Loan Trust
2004-FF10, 3.76% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[5]	1,318,191	1,319,496
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 2.79% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 04/25/36[5]	1,355,384	1,279,775
Nomura Resecuritization Trust
2015-4R, 1.75% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,5]	1,124,750	1,089,023

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.74% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[5]	1,048,822	$1,043,453
GSMSC Resecuritization Trust
2015-5R, 2.63% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[4,5]	879,346	875,079
Encore Credit Receivables Trust
2005-4, 2.93% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[5]	755,033	753,865
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	361,907	377,569
Ellington Loan Acquisition Trust
2007-2, 3.44% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 05/25/37[4,5]	214,627	214,405
GSAMP Trust
2005-HE6, 2.93% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[5]	213,491	213,844
Morgan Stanley Re-REMIC Trust
2010-R5, 3.88% due 06/26/36[4]	118,259	108,482
First Frankin Mortgage Loan Trust
2006-FF4, 2.87% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 03/25/36[5]	89,851	89,455
Accredited Mortgage Loan Trust
2007-1, 2.62% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 14.00%/0.13%) due 02/25/37[5]	46,290	46,238
Total Residential Mortgage Backed Securities		504,264,957

Government Agency - 3.1%
Freddie Mac Seasoned Credit Risk Transfer Trust
2018-1, 2.50% due 05/25/57[8]	26,656,564	26,110,027
2017-4, 2.75% due 06/25/57[8]	17,533,755	17,352,125
2017-4, 3.50% due 06/25/57	8,802,508	8,858,061
2017-3, 3.00% due 07/25/56	909,924	888,167
Fannie Mae
3.59% due 02/01/29	10,200,000	10,527,465
3.01% due 12/01/27	4,600,000	4,629,664
2.99% due 03/01/30	4,000,000	3,977,146
3.71% due 03/01/31	3,000,000	3,164,819
3.13% due 01/01/30	3,050,000	3,080,793
3.23% due 01/01/30	2,947,394	3,003,879
3.12% due 01/01/30	2,942,864	2,972,414
3.21% due 08/01/27	2,166,247	2,230,749
3.17% due 01/01/30	1,700,000	1,722,943
3.22% due 01/01/30	1,300,000	1,319,909
Freddie Mac Multifamily Structured Pass Through Certificates
2018-K074, 3.60% due 02/25/28	14,000,000	14,664,408
2017-KGX1, 3.00% due 10/25/27	14,000,000	13,993,120
2018-K078, 3.92% due 06/25/51	3,350,000	3,592,693
2013-K035, 0.39% (WAC) due 08/25/23[5,10]	106,809,681	1,585,846
Total Government Agency		123,674,228

Commercial Mortgage Backed Securities - 2.4%
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[4]	15,800,000	16,460,201
Americold LLC Trust
2010-ARTA, 6.81% due 01/14/29[4]	8,995,000	9,430,932
2010-ARTA, 7.44% due 01/14/29[4]	3,500,000	3,697,833
Wells Fargo Commercial Mortgage Trust
2016-C37, 1.01% (WAC) due 12/15/49[5,10]	37,821,126	1,757,086
2017-C38, 1.07% (WAC) due 07/15/50[5,10]	25,685,930	1,701,878
2015-LC22, 0.86% (WAC) due 09/15/58[5,10]	23,921,948	1,016,589
2017-C42, 0.90% (WAC) due 12/15/50[5,10]	14,922,807	945,763
2017-RB1, 1.28% (WAC) due 03/15/50[5,10]	9,929,794	802,101
2016-NXS5, 1.52% (WAC) due 01/15/59[5,10]	6,784,668	464,934
GAHR Commercial Mortgage Trust
2015-NRF, 3.38% (WAC) due 12/15/34[4,5]	6,353,165	6,278,381
COMM Mortgage Trust
2015-CR24, 0.77% (WAC) due 08/10/48[5,10]	65,067,038	2,663,454
2018-COR3, 0.45% (WAC) due 05/10/51[5,10]	35,644,636	1,276,584
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP2, 1.84% (WAC) due 08/15/49[5,10]	37,712,167	3,934,876
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.13% (WAC) due 02/15/50[5,10]	33,447,577	2,201,309
2016-UB10, 1.98% (WAC) due 07/15/49[5,10]	18,985,579	1,690,366
DBJPM Mortgage Trust
2017-C6, 1.04% (WAC) due 06/10/50[5,10]	62,720,123	3,747,421
BENCHMARK Mortgage Trust
2018-B2, 0.43% (WAC) due 02/15/51[5,10]	123,773,720	3,444,833
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 0.96% (WAC) due 12/15/47[5,10]	35,437,292	1,712,907
2017-C34, 0.82% (WAC) due 11/15/52[5,10]	24,618,402	1,320,420
UBS Commercial Mortgage Trust
2017-C2, 1.10% (WAC) due 08/15/50[5,10]	31,187,941	2,154,503

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

2017-C5, 1.02% (WAC) due 11/15/50[5,10]	13,975,080	$859,806
JPMDB Commercial Mortgage Securities Trust
2016-C4, 0.83% (WAC) due 12/15/49[5,10]	39,474,991	1,984,195
2016-C2, 1.69% (WAC) due 06/15/49[5,10]	8,785,522	659,837
2017-C5, 0.99% (WAC) due 03/15/50[5,10]	3,694,270	219,406
BANK
2017-BNK7, 0.81% (WAC) due 09/15/60[5,10]	34,852,923	1,768,758
2017-BNK6, 0.87% (WAC) due 07/15/60[5,10]	15,420,111	812,765
CSAIL Commercial Mortgage Trust
2019-C15, 1.22% (WAC) due 03/15/52[5,10]	20,000,000	1,573,668
2016-C6, 1.79% (WAC) due 01/15/49[5,10]	9,820,065	848,919
Aventura Mall Trust
2013-AVM, 3.74% (WAC) due 12/05/32[4,5]	2,200,000	2,225,138
Bancorp Commercial Mortgage Trust
2018-CR3, 3.73% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[4,5]	2,200,000	2,187,214
Credit Suisse First Boston Mortgage Securities Corporation Series
2006-OMA, 5.63% due 05/15/23[4]	2,000,000	2,033,518
BBCMS Mortgage Trust
2018-C2, 0.77% (WAC) due 12/15/51[5,10]	29,980,267	1,834,295
CD Mortgage Trust
2017-CD6, 0.97% (WAC) due 11/13/50[5,10]	14,826,188	849,026
2016-CD1, 1.42% (WAC) due 08/10/49[5,10]	6,954,835	543,724
BAMLL Commercial Mortgage Securities Trust
2012-PARK, 2.96% due 12/10/30[4]	1,300,000	1,313,311
CD Commercial Mortgage Trust
2017-CD4, 1.32% (WAC) due 05/10/50[5,10]	17,132,922	1,298,670
CGMS Commercial Mortgage Trust
2017-B1, 0.85% (WAC) due 08/15/50[5,10]	22,333,146	1,200,139
Citigroup Commercial Mortgage Trust
2016-C2, 1.78% (WAC) due 08/10/49[5,10]	6,682,762	672,427
2016-GC37, 1.78% (WAC) due 04/10/49[5,10]	3,771,788	363,063
Americold LLC
2010-ARTA, 4.95% due 01/14/29[4]	840,000	861,149
GS Mortgage Securities Trust
2017-GS6, 1.05% (WAC) due 05/10/50[5,10]	11,545,907	815,334
JPMBB Commercial Mortgage Securities Trust
2013-C17, 0.77% (WAC) due 01/15/47[5,10]	23,844,300	712,842
GE Business Loan Trust
2007-1A, 2.65% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,5]	233,057	228,551
LSTAR Commercial Mortgage Trust
2014-2, 4.21% (WAC) due 01/20/41[4,5]	138,543	138,178
Total Commercial Mortgage Backed Securities		92,706,304
Total Collateralized Mortgage Obligations
(Cost $717,916,265)		720,645,489

CORPORATE BONDS†† - 15.9%
Financial - 10.3%
Station Place Securitization Trust
3.09% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/24/19[4,5]	36,400,000	36,400,000
3.18% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[4,5]	13,600,000	13,600,000
3.18% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[5]	4,000,000	4,000,000
Santander UK plc
3.25% (3 Month USD LIBOR + 0.62%) due 06/01/21[5]	30,740,000	30,719,322
Wells Fargo & Co.
3.63% (3 Month USD LIBOR + 0.93%) due 02/11/22[5]	29,450,000	29,665,832
Capital One Financial Corp.
3.46% (3 Month USD LIBOR + 0.76%) due 05/12/20[5]	22,900,000	22,998,699
Barclays Bank plc
3.22% due 10/31/19†††	22,800,000	22,800,000
Sumitomo Mitsui Trust Bank Ltd.
3.07% (3 Month USD LIBOR + 0.44%) due 09/19/19[4,5]	14,350,000	14,369,820
3.69% (3 Month USD LIBOR + 0.91%) due 10/18/19[4,5]	7,600,000	7,629,356
Mitsubishi UFJ Financial Group, Inc.
3.41% (3 Month USD LIBOR + 0.65%) due 07/26/21[5]	11,450,000	11,470,128
3.67% (3 Month USD LIBOR + 1.06%) due 09/13/21[5]	5,990,000	6,054,764
4.51% (3 Month USD LIBOR + 1.88%) due 03/01/21[5]	453,000	463,943
Goldman Sachs Group, Inc.
3.34% (3 Month USD LIBOR + 0.73%) due 12/27/20[5]	15,700,000	15,732,467
3.81% (3 Month USD LIBOR + 1.20%) due 09/15/20[5]	1,000,000	1,010,298

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

Citibank North America
3.34% (3 Month USD LIBOR + 0.57%) due 07/23/21[5]	16,390,000	$16,444,712
Sumitomo Mitsui Banking Corp.
3.12% (3 Month USD LIBOR + 0.35%) due 01/17/20[5]	15,450,000	15,478,137
Synchrony Bank
3.23% (3 Month USD LIBOR + 0.63%) due 03/30/20[5]	14,450,000	14,471,097
Svenska Handelsbanken AB
3.12% (3 Month USD LIBOR + 0.47%) due 05/24/21[5]	13,500,000	13,541,334
Credit Agricole S.A.
3.57% (3 Month USD LIBOR + 0.97%) due 06/10/20[4,5]	11,550,000	11,641,280
Citigroup, Inc.
3.54% (3 Month USD LIBOR + 0.93%) due 06/07/19[5]	11,160,000	11,177,019
Credit Suisse AG NY
3.14% (3 Month USD LIBOR + 0.40%) due 07/31/20[5]	10,190,000	10,189,941
Standard Chartered Bank
3.14% (3 Month USD LIBOR + 0.40%) due 08/04/20[5]	10,170,000	10,172,602
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[4]	10,000,000	10,005,764
Assurant, Inc.
3.86% (3 Month USD LIBOR + 1.25%) due 03/26/21[5]	9,552,000	9,531,386
Alexandria Real Estate Equities, Inc.
2.75% due 01/15/20	8,750,000	8,734,919
JPMorgan Chase & Co.
3.31% (3 Month USD LIBOR + 0.68%) due 06/01/21[5]	8,100,000	8,122,348
Citizens Bank North America/Providence RI
3.22% (3 Month USD LIBOR + 0.57%) due 05/26/20[5]	8,050,000	8,057,567
Lloyds Bank plc
3.23% (3 Month USD LIBOR + 0.49%) due 05/07/21[5]	8,050,000	8,032,762
UBS Group Funding Switzerland AG
4.58% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[4,5]	5,700,000	5,840,374
4.04% (3 Month USD LIBOR + 1.44%) due 09/24/20[4,5]	1,000,000	1,014,179
Ventas Realty Limited Partnership / Ventas Capital Corp.
2.70% due 04/01/20	6,330,000	6,316,279
Morgan Stanley
5.50% due 07/24/20	3,796,000	3,925,275
3.59% (3 Month USD LIBOR + 0.98%) due 06/16/20[5]	1,650,000	1,661,525
Westpac Banking Corp.
3.65% (3 Month USD LIBOR + 0.85%) due 01/11/22[5]	5,000,000	5,046,264
Bank of America Corp.
3.24% (3 Month USD LIBOR + 0.65%) due 10/01/21[5]	4,200,000	4,211,469
Lloyds Bank Corporate Markets plc NY
3.10% (3 Month USD LIBOR + 0.37%) due 08/05/20[5]	2,070,000	2,073,887
Sumitomo Mitsui Financial Group, Inc.
4.28% (3 Month USD LIBOR + 1.68%) due 03/09/21[5]	1,000,000	1,021,276
3.90% (3 Month USD LIBOR + 1.14%) due 10/19/21[5]	702,000	710,401
Mizuho Financial Group, Inc.
3.75% (3 Month USD LIBOR + 1.14%) due 09/13/21[5]	1,500,000	1,516,967
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	1,180,000	1,178,403
American Equity Investment Life Holding Co.
5.00% due 06/15/27	324,000	329,044
Total Financial		407,360,840

Consumer, Non-cyclical - 2.8%
Express Scripts Holding Co.
3.38% (3 Month USD LIBOR + 0.75%) due 11/30/20[5]	21,875,000	21,875,911
General Mills, Inc.
3.32% (3 Month USD LIBOR + 0.54%) due 04/16/21[5]	20,750,000	20,711,177
CVS Health Corp.
3.23% (3 Month USD LIBOR + 0.63%) due 03/09/20[5]	8,950,000	8,970,361
3.32% (3 Month USD LIBOR + 0.72%) due 03/09/21[5]	8,500,000	8,519,363
Allergan Funding SCS
3.85% (3 Month USD LIBOR + 1.26%) due 03/12/20[5]	11,300,000	11,396,540
Mondelez International, Inc.
3.00% due 05/07/20	11,330,000	11,356,252
Zimmer Biomet Holdings, Inc.
3.38% (3 Month USD LIBOR + 0.75%) due 03/19/21[5]	11,050,000	11,012,735
BAT Capital Corp.
2.30% due 08/14/20	5,198,000	5,144,738
Reynolds American, Inc.
6.88% due 05/01/20	4,802,000	4,996,835
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	4,750,000	4,825,294
Cigna Corp.
3.26% (3 Month USD LIBOR + 0.65%) due 09/17/21[4,5]	4,100,000	4,097,022
Constellation Brands, Inc.
2.25% due 11/06/20	380,000	376,220
Total Consumer, Non-cyclical		113,282,448

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

Energy - 0.8%
Equities Corp.
3.57% (3 Month USD LIBOR + 0.77%) due 10/01/20[5]	11,450,000	$11,388,167
ONEOK Partners, LP
3.80% due 03/15/20	9,080,000	9,133,580
Phillips 66
3.25% (3 Month USD LIBOR + 0.60%) due 02/26/21[5]	8,700,000	8,700,202
Reliance Holding USA, Inc.
4.50% due 10/19/20[4]	2,000,000	2,035,209
Florida Gas Transmission Co. LLC
5.45% due 07/15/20[4]	800,000	824,820
Total Energy		32,081,978

Industrial - 0.6%
Siemens Financieringsmaatschappij N.V.
3.22% (3 Month USD LIBOR + 0.61%) due 03/16/22[4,5]	20,410,000	20,522,087
Aviation Capital Group LLC
7.13% due 10/15/20[4]	2,500,000	2,638,507
Molex Electronic Technologies LLC
2.88% due 04/15/20[4]	1,030,000	1,028,237
Total Industrial		24,188,831

Communications - 0.6%
Discovery Communications LLC
3.34% (3 Month USD LIBOR + 0.71%) due 09/20/19[5]	11,000,000	11,010,236
Deutsche Telekom International Finance BV
3.35% (3 Month USD LIBOR + 0.58%) due 01/17/20[4,5]	9,400,000	9,416,319
Juniper Networks, Inc.
3.30% due 06/15/20	2,155,000	2,163,377
Total Communications		22,589,932

Technology - 0.4%
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	9,165,000	9,115,969
Fidelity National Information Services, Inc.
3.63% due 10/15/20	5,820,000	5,881,171
CA, Inc.
5.38% due 12/01/19	280,000	283,827
Total Technology		15,280,967

Utilities - 0.2%
NextEra Energy Capital Holdings, Inc.
3.06% (3 Month USD LIBOR + 0.45%) due 09/28/20[5]	10,010,000	10,009,972

Basic Materials - 0.2%
Newmont Mining Corp.
5.13% due 10/01/19	5,380,000	5,439,666
Yamana Gold, Inc.
4.95% due 07/15/24	1,116,000	1,147,103
Total Basic Materials		6,586,769
Total Corporate Bonds
(Cost $630,758,349)		631,381,737

U.S. GOVERNMENT SECURITIES†† - 13.1%
U.S. Treasury Notes
1.25% due 08/31/19	101,220,000	100,698,084
3.38% due 11/15/19	75,920,000	76,326,290
1.00% due 11/15/19	68,920,000	68,298,105
1.75% due 09/30/19	50,760,000	50,575,599
1.75% due 11/30/19	43,015,000	42,820,088
1.50% due 10/31/19	34,410,000	34,217,788
1.50% due 11/30/19	25,305,000	25,146,844
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[13]	120,863,530	121,862,857
Total U.S. Government Securities
(Cost $519,020,216)		519,945,655

SENIOR FLOATING RATE INTERESTS††,5 - 0.7%
Technology - 0.3%
Misys Ltd.
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	7,441,569	7,167,198
Epicor Software
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/01/22	4,385,801	4,330,277
Neustar, Inc.
6.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	296,985	285,723
Total Technology		11,783,198

Consumer, Cyclical - 0.2%
Mavis Tire Express Services Corp.
5.74% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	4,839,034	4,705,961
Prime Security Services Borrower LLC
5.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/02/22	519,710	513,671
Total Consumer, Cyclical		5,219,632

Financial - 0.1%
iStar, Inc.
5.23% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/28/23	3,980,000	3,945,175

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

Masergy Holdings, Inc.
5.85% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/15/23	375,547	$366,628
Total Financial		4,311,803

Consumer, Non-cyclical - 0.1%
Diamond (BC) B.V.
5.74% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	2,172,500	2,082,885
Albertson’s LLC
5.61% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 12/21/22	1,218,937	1,208,442
Total Consumer, Non-cyclical		3,291,327

Industrial - 0.0%
CHI Overhead Doors, Inc.
5.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/29/22	979,300	967,059
ProAmpac PG Borrower LLC
6.14% ((1 Month USD LIBOR + 3.50%) and (3 Month USD LIBOR + 3.50%), Rate Floor: 4.50%) due 11/20/23	108,861	104,948
Total Industrial		1,072,007

Communications - 0.0%
Internet Brands, Inc.
6.24% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	1,079,193	1,063,016
Total Senior Floating Rate Interests
(Cost $27,350,465)		26,740,983

MUNICIPAL BONDS†† - 0.3%
Utah - 0.1%
Utah State Board of Regents Revenue Bonds
5.67% due 04/01/19	3,550,000	3,550,000

Florida - 0.1%
Florida Department of Environmental Protection Revenue Bonds
7.05% due 07/01/19	3,200,000	3,234,976

Wisconsin - 0.1%
Wisconsin Department of Transportation Revenue Bonds
4.89% due 07/01/21	1,900,000	1,909,348

District of Columbia - 0.0%
Washington Metropolitan Area Transit Authority Revenue Bonds
7.00% due 07/01/34	1,870,000	1,889,672

Ohio - 0.0%
City of Dayton Ohio General Obligation Limited
6.50% due 06/01/19	1,110,000	1,117,060
Total Municipal Bonds
(Cost $11,762,803)		11,701,056

COMMERCIAL PAPER†† - 7.0%
Walgreens Boots Alliance, Inc.
2.81% due 05/24/19[12]	20,300,000	20,211,930
2.86% due 05/24/19[12]	10,000,000	9,956,616
3.28% due 07/22/19[12]	7,800,000	7,727,692
E.I. du Pont de Nemours & Co.
2.85% due 04/22/19[4,12]	30,000,000	29,946,160
2.72% due 04/23/19[4,12]	3,000,000	2,995,013
Rogers Communications, Inc.
2.73% due 04/22/19[4,12]	30,000,000	29,945,500
Mondelez International, Inc.
3.05% due 04/08/19[4,12]	25,000,000	24,981,548
Anheuser-Busch InBev Worldwide, Inc.
2.70% due 04/22/19[4,12]	25,000,000	24,960,625
Nextera Energy Capital Holdings Inc.
2.85% due 04/03/19[4,12]	24,000,000	23,991,183
Fidelity National Information Services, Inc.
2.71% due 04/08/19[4,12]	20,000,000	19,989,461
Entergy Corp.
2.71% due 04/15/19[4,12]	20,000,000	19,978,922
Amcor Finance (USA), Inc.
2.69% due 04/23/19[4,12]	20,000,000	19,967,122
Waste Management, Inc.
2.66% due 04/17/19[4,12]	15,000,000	14,982,267
UDR, Inc.
2.70% due 04/15/19[4,12]	10,000,000	9,989,500
Keurig Dr Pepper, Inc.
2.80% due 05/20/19[4,12]	10,000,000	9,961,889
Ryder System, Inc.
2.72% due 04/22/19[12]	8,300,000	8,286,831
Total Commercial Paper
(Cost $277,885,655)		277,872,259

REPURCHASE AGREEMENTS††,13 - 3.1%
BNP Paribas
issued 03/27/19 at 2.92% due 05/01/19	25,986,954	25,986,954
issued 02/01/19 at 2.92% due 05/01/19	18,965,428	18,965,428
issued 03/21/19 at 2.92% due 05/01/19	5,730,266	5,730,266
RBC Capital Markets
issued 03/15/19 at 2.68% (1 Month USD LIBOR + 0.20%) due 06/14/19[5]	29,700,000	29,700,000
issued 03/26/19 at 2.68% (1 Month USD LIBOR + 0.20%) due 06/14/19[5]	10,850,000	10,850,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

	Face Amount~	Value

Barclays
issued 03/28/19 at 2.74% (1 Month USD LIBOR + 0.25%) due 04/29/19[5]	17,912,000	$17,912,000
Deutsche Bank
issued 01/30/19 at 3.10% due 04/30/19	13,033,000	13,033,000
issued 03/04/19 at 3.10% due 04/30/19	1,118,000	1,118,000
Total Repurchase Agreements
(Cost $123,295,648)		123,295,648

Total Investments - 99.8%
(Cost $3,958,848,430)		$3,954,470,147
Other Assets & Liabilities, net - 0.2%		9,670,925
Total Net Assets - 100.0%		$3,964,141,072

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Merrill Lynch	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$642,110,000	$(12,451,823)	$(7,158,938)	$(5,292,885)

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$37,820,000	$(538,570)	$(7,542)	$(531,028)
Goldman Sachs International	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	87,130,000	(1,240,762)	(132,411)	(1,108,351)
						$(1,779,332)	$(139,953)	$(1,639,379)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Premiums Paid	Unrealized Depreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	$5,268,000	$(9,734)	$230	$(9,964)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.92%	Quarterly	01/31/20	5,235,000	(13,715)	223	(13,938)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	8,574,000	(16,548)	233	(16,781)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	55,487,000	(86,580)	288	(86,868)
BofA Merrill Lynch	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21	190,000,000	(3,835,995)	42,270	(3,878,265)
								$(3,962,572)	$43,244	$(4,005,816)

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Goldman Sachs International	53,382,000	EUR	05/17/19	$61,291,460	$60,125,095	$1,166,365
Bank of America, N.A.	5,903,000,000	JPY	01/21/20	55,487,146	54,525,350	961,796
Goldman Sachs International	71,800,000	BRL	07/01/19	19,054,696	18,240,711	813,985
Citibank N.A., New York	72,500,000	BRL	07/01/19	19,172,540	18,418,546	753,994
Citibank N.A., New York	234,800,000	BRL	04/01/19	60,658,229	60,026,587	631,642
Goldman Sachs International	35,026,000	EUR	05/10/19	39,864,037	39,425,782	438,255
Bank of America, N.A.	19,600,000	EUR	04/05/19	22,396,939	21,995,946	400,993
JPMorgan Chase Bank, N.A.	19,567,000	EUR	05/10/19	22,419,573	22,024,904	394,669
Morgan Stanley Capital Services LLC	2,311,000,000	JPY	04/08/19	21,232,515	20,864,993	367,522
Goldman Sachs International	29,292,000	CAD	05/01/19	22,246,187	21,942,520	303,667
Bank of America, N.A.	15,300,000	EUR	05/10/19	17,471,835	17,221,906	249,929
JPMorgan Chase Bank, N.A.	16,910,000	CAD	05/02/19	12,905,452	12,667,539	237,913
JPMorgan Chase Bank, N.A.	90,400,000	BRL	10/01/19	23,011,327	22,779,888	231,439
Goldman Sachs International	18,947,000	CAD	05/08/19	14,395,634	14,195,669	199,965
Goldman Sachs International	15,810,000	CAD	05/16/19	12,037,286	11,847,760	189,526
Citibank N.A., New York	15,116,000	EUR	05/17/19	17,211,754	17,025,419	186,335
Morgan Stanley Capital Services LLC	516,650,000	JPY	04/04/19	4,811,642	4,662,911	148,731
Goldman Sachs International	1,227,000,000	JPY	04/08/19	11,223,344	11,078,038	145,306
Goldman Sachs International	1,076,000,000	JPY	04/10/19	9,842,799	9,716,488	126,311
Bank of America, N.A.	7,553,000	CAD	05/01/19	5,780,055	5,657,922	122,133
JPMorgan Chase Bank, N.A.	16,500,000	CAD	04/18/19	12,469,817	12,355,946	113,871
Goldman Sachs International	7,743,000	CAD	05/07/19	5,907,328	5,801,143	106,185
JPMorgan Chase Bank, N.A.	7,770,000	CAD	05/03/19	5,923,805	5,820,775	103,030
Barclays Bank plc	36,000,000	DKK	06/03/19	5,542,000	5,440,924	101,076
Bank of America, N.A.	15,075,000	CAD	05/15/19	11,392,061	11,296,674	95,387
Barclays Bank plc	13,625,000	CAD	04/24/19	10,296,989	10,204,593	92,396
JPMorgan Chase Bank, N.A.	11,700,000	CAD	05/09/19	8,850,776	8,766,221	84,555
Goldman Sachs International	6,164,000	CAD	05/03/19	4,701,145	4,617,665	83,480
Bank of America, N.A.	17,155,000	CAD	04/17/19	12,928,679	12,846,109	82,570
Goldman Sachs International	3,350,000	GBP	04/01/19	4,444,408	4,363,172	81,236
Barclays Bank plc	7,725,000	CAD	04/17/19	5,844,745	5,784,680	60,065
JPMorgan Chase Bank, N.A.	7,670,000	CAD	05/14/19	5,806,251	5,747,480	58,771
Goldman Sachs International	1,515,400,000	JPY	05/28/19	13,792,539	13,736,116	56,423
Morgan Stanley Capital Services LLC	2,203,000,000	JPY	05/28/19	20,015,627	19,968,763	46,864
Barclays Bank plc	7,502,000	CAD	05/09/19	5,666,253	5,620,871	45,382
Barclays Bank plc	5,400,000	CAD	04/18/19	4,084,504	4,043,764	40,740
JPMorgan Chase Bank, N.A.	3,095,000	CAD	05/16/19	2,356,919	2,319,343	37,576
JPMorgan Chase Bank, N.A.	6,250,000	CAD	04/17/19	4,717,647	4,680,162	37,485
Bank of America, N.A.	6,240,000	CAD	05/09/19	4,712,457	4,675,318	37,139
Morgan Stanley Capital Services LLC	3,095,000	CAD	05/14/19	2,355,155	2,319,225	35,930
Goldman Sachs International	22,348,000	CAD	04/24/19	16,770,402	16,737,780	32,622
Morgan Stanley Capital Services LLC	1,820,000	GBP	04/01/19	2,400,902	2,370,440	30,462
JPMorgan Chase Bank, N.A.	4,260,000	CAD	05/08/19	3,219,091	3,191,722	27,369
JPMorgan Chase Bank, N.A.	2,300,000	GBP	04/08/19	3,018,363	2,996,521	21,842
JPMorgan Chase Bank, N.A.	11,100,000	CAD	04/25/19	8,334,604	8,313,681	20,923
JPMorgan Chase Bank, N.A.	9,475,000	CAD	04/24/19	7,111,431	7,096,405	15,026
BNP Paribas	325,000	CAD	04/24/19	244,072	243,412	660
JPMorgan Chase Bank, N.A.	225,000	CAD	05/15/19	169,191	168,607	584
Citibank N.A., New York	423,071	CZK	04/18/19	18,699	18,403	296
JPMorgan Chase Bank, N.A.	124,800,000	MXN	04/11/19	6,403,284	6,421,204	(17,920)
Bank of America, N.A.	15,120,000	GBP	04/23/19	19,693,195	19,713,833	(20,638)
Goldman Sachs International	511,000,000	JPY	05/20/19	4,604,757	4,629,345	(24,588)
Goldman Sachs International	580,000,000	JPY	06/03/19	5,234,137	5,259,595	(25,458)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Goldman Sachs International	3,030,000	GBP	04/23/19	$3,917,381	$3,950,590	$(33,209)
Goldman Sachs International	880,000,000	JPY	06/24/19	7,950,476	7,993,339	(42,863)
Goldman Sachs International	837,000,000	JPY	04/22/19	7,519,135	7,566,498	(47,363)
Morgan Stanley Capital Services LLC	2,235,000,000	JPY	05/13/19	20,167,567	20,238,010	(70,443)
JPMorgan Chase Bank, N.A.	2,516,000,000	JPY	05/10/19	22,706,034	22,777,791	(71,757)
Goldman Sachs International	76,500,000	BRL	04/01/19	19,435,482	19,557,215	(121,733)
Goldman Sachs International	69,090,000	ILS	01/31/20	19,077,415	19,488,707	(411,292)
JPMorgan Chase Bank, N.A.	229,540,000	MXN	05/23/19	11,193,524	11,729,391	(535,867)
Goldman Sachs International	265,001,325	ILS	05/31/19	72,158,365	73,362,518	(1,204,153)
						$6,993,137

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation (Depreciation)
Barclays Bank plc	229,540,000	MXN	05/23/19	$(11,743,579)	$11,729,391	$(14,188)
Barclays Bank plc	124,800,000	MXN	04/11/19	(6,438,632)	6,421,204	(17,428)
JPMorgan Chase Bank, N.A.	47,000,000	BRL	04/01/19	(12,303,665)	12,015,544	(288,121)
Goldman Sachs International	47,000,000	BRL	04/01/19	(12,396,476)	12,015,543	(380,933)
Citibank N.A., New York	217,300,000	BRL	04/01/19	(57,369,267)	55,552,715	(1,816,552)
						$(2,517,222)

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,432,857,195 (cost $1,434,597,365), or 36.1% of total net assets.

[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,514,200 (cost $7,550,701), or 0.2% of total net assets — See Note 9.

[8]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[9]	Zero coupon rate security.
[10]	Security is an interest-only strip.
[11]	Face amount of security is adjusted for inflation.
[12]	Rate indicated is the effective yield at the time of purchase.
[13]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
DKK — Danish Krone
EUR — Euro
GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
REIT — Real Estate Investment Trust
MXN — Mexican Peso
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$55,579,654	$—	$—	$55,579,654
Money Market Fund	28,077,174	—	—	28,077,174
Asset-Backed Securities	—	784,068,319	—	784,068,319
Foreign Government Debt	—	775,162,173	—	775,162,173
Collateralized Mortgage Obligations	—	720,645,489	—	720,645,489
Corporate Bonds	—	608,581,737	22,800,000	631,381,737
U.S. Government Securities	—	519,945,655	—	519,945,655
Senior Floating Rate Interests	—	26,740,983	—	26,740,983
Municipal Bonds	—	11,701,056	—	11,701,056
Commercial Paper	—	277,872,259	—	277,872,259
Repurchase Agreements	—	123,295,648	—	123,295,648
Forward Foreign Currency Exchange Contracts**	—	9,620,421	—	9,620,421
Total Assets	$83,656,828	$3,857,633,740	$22,800,000	$3,964,090,568

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$6,932,264	$—	$6,932,264
Interest Rate Swap Agreements**	—	4,005,816	—	4,005,816
Forward Foreign Currency Exchange Contracts**	—	5,144,506	—	5,144,506
Unfunded Loan Commitments (Note 8)	—	16,851	—	16,851
Total Liabilities	$—	$16,099,437	$—	$16,099,437

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Apollo Aviation Securitization Equity Trust 2016-1A, 4.88% due 03/17/36	6.88%	03/15/23	6.88%	03/15/23
Freddie Mac Seasoned Credit Risk Transfer Trust 2018-1, 2.50% due 05/25/57	2.75%	09/25/19	3.00%	03/25/20
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 2.75% due 06/25/57	3.00%	06/25/19	3.25%	12/25/19
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
New Residential Mortgage Loan Trust 2019-RPL1, 4.33% due 02/26/24	7.33%	02/25/22	8.33%	02/25/23

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2019
LIMITED DURATION FUND

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			HSI Asset Securitization Corp. Trust
2.92%			2.68%
05/01/19	$50,682,648	$50,912,073	01/25/37	$33,257,500	$26,280,077
			Morgan Stanley ABS Capital I Inc. Trust
			3.16%
			09/25/35	17,065,000	15,976,253
			JP Morgan Mortgage Acquisition Corp.
			3.11%
			12/25/35	16,459,000	15,856,601
			Fannie Mae Connecticut Avenue Securities
			6.94%
			01/25/29	6,265,000	6,857,043
				$73,046,500	$64,969,973

RBC Capital Markets			Tenet Healthcare Corp.
2.68% (1 Month USD LIBOR + 0.20%)			4.63%
06/14/19*	40,550,000	40,550,000	07/15/24	$24,800,000	$24,839,680
			Altice France SA
			7.38%
			05/01/26	12,295,000	12,049,100
			Endo Dac / Endo Finance LLC / Endo Finco Inc.
			6.00%
			02/01/25	9,395,000	6,795,404
				$46,490,000	$43,684,184

Deutsche Bank			Structured Asset Securities Corp. Trust
3.10%			2.64%
04/30/19	14,151,000	14,257,510	10/28/35	$39,667,000	$31,920,035
			Great Wolf Trust
			6.70%
			09/15/34	2,212,000	2,216,866
			CGGS Commercial Mortgage Trust
			5.63%
			02/15/37	1,600,000	1,595,040
			Morgan Stanley ABS Capital I Inc. Trust
			2.62%
			01/25/37	2,103,000	1,166,955
				$45,582,000	$36,898,896

Barclays			Standard Chartered plc
2.74% (1 Month USD LIBOR + 0.25%)			4.26%
04/29/19*	17,912,000	17,912,000	Perpetual Maturity	$24,300,000	$19,425,420

*

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2019
LIMITED DURATION FUND

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund – R6-Class	$34,179,223	$684,268	$(10,300,000)	$(264,974)	$(580,232)	$23,718,285	938,223	$684,128	$141
Guggenheim Strategy Fund II	14,722,876	207,499	(2,300,000)	9,881	(100,924)	12,539,332	505,414	200,295	7,204
Guggenheim Strategy Fund III	12,175,294	183,258	(1,500,000)	(12,097)	(90,105)	10,756,350	433,899	182,802	456
Guggenheim Ultra Short Duration Fund – Institutional Class [1]	9,971,325	136,885	(1,500,000)	5,840	(48,363)	8,565,687	859,146	129,984	6,901
	$71,048,718	$1,211,910	$(15,600,000)	$(261,350)	$(819,624)	$55,579,654		$1,197,209	$14,702

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $3,779,085,305)	$3,775,594,845
Investments in affiliated issuers, at value(cost $56,467,477)	55,579,654
Repurchase agreements, at value (cost $123,295,648)	123,295,648
Foreign currency, at value(cost $18,767)	18,394
Cash	572,483
Segregated cash with broker	16,311,690
Unrealized appreciation on forward foreign currency exchange contracts	9,620,421
Prepaid expenses	318,554
Unamortized upfront premiums paid on interest rate swap agreements	43,244
Receivables:
Interest	13,122,909
Fund shares sold	10,991,173
Dividends	164,594
Foreign tax reclaims	63,115
Securities sold	3,795
Total assets	4,005,700,519

Liabilities:
Unfunded loan commitments, at value (Note 8)(proceeds $3,064)	16,851
Segregated cash due to broker	1,680,000
Unamortized upfront premiums received on credit default swap agreements	7,298,891
Unrealized depreciation on forward foreign currency exchange contracts	5,144,506
Unrealized depreciation on OTC swap agreements	1,639,379
Payable for:
Fund shares redeemed	19,787,879
Swap settlement	41,650
Distributions to shareholders	1,832,785
Variation margin on interest rate swap agreements	1,396,127
Variation margin on credit default swap agreements	1,110,879
Management fees	807,518
Fund accounting/administration fees	271,587
Distribution and service fees	248,365
Securities purchased	124,680
Transfer agent/maintenance fees	64,484
Trustees’ fees*	3,800
Miscellaneous	90,066
Total liabilities	41,559,447
Net assets	$3,964,141,072

Net assets consist of:
Paid in capital	$3,982,098,144
Total distributable earnings (loss)	(17,957,072)
Net assets	$3,964,141,072

A-Class:
Net assets	$653,176,080
Capital shares outstanding	26,529,834
Net asset value per share	$24.62
Maximum offering price per share(Net asset value divided by 97.75%)	$25.19

C-Class:
Net assets	$89,059,111
Capital shares outstanding	3,619,890
Net asset value per share	$24.60

P-class:
Net assets	$152,126,816
Capital shares outstanding	6,179,111
Net asset value per share	$24.62

Institutional class:
Net assets	$2,759,854,491
Capital shares outstanding	112,130,233
Net asset value per share	$24.61

R6-class:
Net assets	$309,924,574
Capital shares outstanding	12,591,233
Net asset value per share	$24.61

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

LIMITED DURATION FUND

STATEMENT OF OPERATIONS (Unaudited)
Period Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$207,189
Dividends from securities of affiliated issuers	1,197,209
Interest	55,640,293
Total investment income	57,044,691

Expenses:
Management fees	7,563,996
Distribution and service fees:
A-Class	804,146
C-Class	416,313
P-Class	223,634
Transfer agent/maintenance fees:
A-Class	231,295
C-Class	40,130
P-Class	104,927
Institutional Class	801,212
R6-Class	2
Fund accounting/administration fees	1,551,607
Line of credit fees	91,025
Trustees’ fees*	48,239
Custodian fees	19,222
Miscellaneous	358,236
Recoupment of previously waived fees:
A-Class	197
P-Class	31
Institutional Class	15,737
Total expenses	12,269,949
Less:
Expenses waived by Adviser	(171,217)
Expenses reimbursed by Adviser:
A-Class	(193,581)
C-Class	(35,138)
P-Class	(95,258)
Institutional Class	(640,711)
R6-Class	(52)
Total waived/reimbursed expenses	(1,135,957)
Net expenses	11,133,992
Net investment income	45,910,699

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1,750,909
Investments in affiliated issuers	(261,350)
Distributions received from affiliated investment company shares	14,702
Swap agreements	(2,491,565)
Foreign currency transactions	379,935
Forward foreign currency exchange contracts	2,236,335
Options purchased	(4,875,424)
Net realized loss	(3,246,458)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	2,447,559
Investments in affiliated issuers	(819,624)
Swap agreements	(13,335,749)
Options purchased	3,595,872
Foreign currency translations	10,691
Forward foreign currency exchange contracts	(893,321)
Net change in unrealized appreciation(depreciation)	(8,994,572)
Net realized and unrealized loss	(12,241,030)
Net increase in net assets resulting from operations	$33,669,669

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,910,699	$66,125,524
Net realized gain (loss) on investments	(3,246,458)	2,129,861
Net change in unrealized appreciation (depreciation) on investments	(8,994,572)	(13,060,674)
Net increase in net assets resulting from operations	33,669,669	55,194,711

Distributions to shareholders:
A-Class	(7,068,267)	(14,531,941)
C-Class	(605,691)	(976,834)
P-Class	(1,966,022)	(3,531,968)
Institutional Class	(36,153,625)	(53,984,980)
R6-Class	(211,762)	—
Total distributions to shareholders	(46,005,367)	(73,025,723)

Capital share transactions:
Proceeds from sale of shares
A-Class	216,716,673	420,082,761
C-Class	31,216,218	36,102,270
P-Class	52,091,703	194,420,699
Institutional Class	1,270,627,138	1,948,541,092
R6-Class	309,281,006	—
Distributions reinvested
A-Class	5,768,302	11,467,034
C-Class	462,975	753,493
P-Class	1,959,774	3,515,551
Institutional Class	30,135,238	45,162,931
R6-Class	211,762	—
Cost of shares redeemed
A-Class	(194,835,241)	(309,311,321)
C-Class	(13,342,155)	(16,238,186)
P-Class	(91,215,031)	(99,572,539)
Institutional Class	(1,160,433,849)	(989,425,440)
Net increase from capital share transactions	458,644,513	1,245,498,345
Net increase in net assets	446,308,815	1,227,667,333

Net assets:
Beginning of period	3,517,832,257	2,290,164,924
End of period	$3,964,141,072	$3,517,832,257

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	8,796,993	16,952,205
C-Class	1,267,886	1,458,935
P-Class	2,113,703	7,852,162
Institutional Class	51,585,519	78,739,381
R6-Class	12,582,628	—
Shares issued from reinvestment of distributions
A-Class	234,221	463,353
C-Class	18,825	30,471
P-Class	79,572	142,114
Institutional Class	1,224,327	1,825,515
R6-Class	8,605	—
Shares redeemed
A-Class	(7,909,181)	(12,500,453)
C-Class	(542,404)	(656,417)
P-Class	(3,705,423)	(4,024,388)
Institutional Class	(47,161,390)	(39,976,154)
Net increase in shares	18,593,881	50,306,724

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[b]
Per Share Data
Net asset value, beginning of period	$24.70	$24.86	$24.71	$24.65	$24.97	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.27	.51	.53	.67	.69	.52
Net gain (loss) on investments (realized and unrealized)	(.08)	(.09)	.20	.08	(.16)	(.08)
Total from investment operations	.19	.42	.73	.75	.53	.44
Less distributions from:
Net investment income	(.27)	(.57)	(.58)	(.69)	(.84)	(.47)
Net realized gains	— [d]	(.01)	— [d]	—	(.01)	—
Total distributions	(.27)	(.58)	(.58)	(.69)	(.85)	(.47)
Net asset value, end of period	$24.62	$24.70	$24.86	$24.71	$24.65	$24.97

Total Return[e]	0.77%	1.69%	2.95%	3.16%	2.15%	1.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$653,176	$627,570	$509,410	$215,856	$117,628	$17,035
Ratios to average net assets:
Net investment income (loss)	2.20%	2.07%	2.14%	2.73%	2.79%	2.67%
Total expenses[f]	0.82%	0.81%	0.86%	0.93%	0.99%	1.14%
Net expenses[g,h,k]	0.75%	0.75%	0.81%	0.84%	0.87%	0.83%
Portfolio turnover rate	18%	45%	55%	39%	26%	40%

C-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[b]
Per Share Data
Net asset value, beginning of period	$24.68	$24.84	$24.70	$24.63	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.18	.33	.35	.48	.49	.38
Net gain (loss) on investments (realized and unrealized)	(.08)	(.10)	.18	.10	(.16)	(.09)
Total from investment operations	.10	.23	.53	.58	.33	.29
Less distributions from:
Net investment income	(.18)	(.38)	(.39)	(.51)	(.65)	(.33)
Net realized gains	— [d]	(.01)	— [d]	—	(.01)	—
Total distributions	(.18)	(.39)	(.39)	(.51)	(.66)	(.33)
Net asset value, end of period	$24.60	$24.68	$24.84	$24.70	$24.63	$24.96

Total Return[e]	0.40%	0.94%	2.18%	2.39%	1.37%	1.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,059	$70,981	$50,743	$26,802	$10,323	$643
Ratios to average net assets:
Net investment income (loss)	1.45%	1.34%	1.41%	1.98%	1.96%	1.93%
Total expenses[f]	1.59%	1.59%	1.65%	1.73%	1.76%	2.14%
Net expenses[g,h,k]	1.50%	1.51%	1.56%	1.58%	1.62%	1.56%
Portfolio turnover rate	18%	45%	55%	39%	26%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[i]
Per Share Data
Net asset value, beginning of period	$24.70	$24.86	$24.72	$24.65	$24.86
Income (loss) from investment operations:
Net investment income (loss)[c]	.27	.52	.47	.68	.25
Net gain (loss) on investments (realized and unrealized)	(.08)	(.10)	.24	.08	(.17)
Total from investment operations	.19	.42	.71	.76	.08
Less distributions from:
Net investment income	(.27)	(.57)	(.57)	(.69)	(.29)
Net realized gains	— [d]	(.01)	— [d]	—	—
Total distributions	(.27)	(.58)	(.57)	(.69)	(.29)
Net asset value, end of period	$24.62	$24.70	$24.86	$24.72	$24.65

Total Return	0.77%	1.69%	2.93%	3.17%	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152,127	$189,965	$92,503	$1,646	$2,736
Ratios to average net assets:
Net investment income (loss)	2.19%	2.12%	1.89%	2.76%	2.39%
Total expenses[f]	0.87%	0.87%	0.92%	0.94%	0.94%
Net expenses[g,h,k]	0.75%	0.75%	0.81%	0.84%	0.88%
Portfolio turnover rate	18%	45%	55%	39%	26%

Institutional Class	Period Ended March 31, 2019[a]	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[b]
Per Share Data
Net asset value, beginning of period	$24.69	$24.85	$24.71	$24.64	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.30	.58	.59	.73	.78	.57
Net gain (loss) on investments (realized and unrealized)	(.08)	(.11)	.19	.09	(.19)	(.08)
Total from investment operations	.22	.47	.78	.82	.59	.49
Less distributions from:
Net investment income	(.30)	(.62)	(.64)	(.75)	(.90)	(.53)
Net realized gains	— [d]	(.01)	— [d]	—	(.01)	—
Total distributions	(.30)	(.63)	(.64)	(.75)	(.91)	(.53)
Net asset value, end of period	$24.61	$24.69	$24.85	$24.71	$24.64	$24.96

Total Return	0.90%	1.95%	3.21%	3.43%	2.41%	1.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,759,854	$2,629,316	$1,637,509	$476,591	$176,322	$69,150
Ratios to average net assets:
Net investment income (loss)	2.46%	2.35%	2.36%	2.97%	3.14%	2.90%
Total expenses[f]	0.55%	0.56%	0.61%	0.67%	0.73%	0.96%
Net expenses[g,h,k]	0.50%	0.50%	0.56%	0.58%	0.62%	0.57%
Portfolio turnover rate	18%	45%	55%	39%	26%	40%

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the period presented.

R6-Class	Period Ended March 31, 2019[j]
Per Share Data
Net asset value, beginning of period	$24.58
Income (loss) from investment operations:
Net investment income (loss)[c]	.01
Net gain (loss) on investments (realized and unrealized)	.04 [l]
Total from investment operations	.05
Less distributions from:
Net investment income	(.02)
Total distributions	(.02)
Net asset value, end of period	$24.61

Total Return	0.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$309,925
Ratios to average net assets:
Net investment income (loss)	0.62%
Total expenses[f]	0.52%
Net expenses[g,h,k]	0.49%
Portfolio turnover rate	18%

[a]	Unaudited figures for the period ended March 31, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: December 16, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Distributions from realized gains are less than $0.01 per share.
[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[h]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/19	09/30/18	09/30/17
A-Class	0.00%*	—	—
C-Class	—	—	0.00%*
P-Class	0.00%*	—	0.00%*
Institutional Class	0.00%*	—	—
R6-Class	—	—	—

*	Less than 0.01%.

[i]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[j]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[k]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/19	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.74%	0.75%	0.79%	0.80%	0.80%	0.79%
C-Class	1.50%	1.50%	1.54%	1.55%	1.55%	1.52%
P-Class	0.74%	0.75%	0.79%	0.80%	0.80%	N/A
Institutional Class	0.49%	0.50%	0.54%	0.55%	0.55%	0.54%
R6-Class	0.49%	N/A	N/A	N/A	N/A	N/A

[l]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At March 31, 2019, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares had been issued by the Fund.

C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At March 31, 2019, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name GI, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unrealiable, such loan is fair valued by the Valuation Committee.

Listed options are valued at the official settlement price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange price.

The values of OTC swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest Income on the Statement of Operations, even though principal is not received until maturity.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(c) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2019.

(d) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by the Fund on credit default or interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(g) Curency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Forward Foreign Currency Exchange Contracts

The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(k) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(m) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended March 31, 2019, there were no earnings credits received.

(n) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(o) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 - Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:

Use	Average Notional Purchased
Hedge	$82,314,529

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$—	$293,070,500

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a quarterly basis:

	Average Notional Amount
Use	Protection Purchased	Protection Sold
Hedge	$—	$767,060,000

A credit default swap enables a fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$57,620,851	$891,029,283

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Credit contracts		Unrealized depreciation on OTC swap agreements
Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
$—	$—	$9,620,421	$9,620,421

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2019
$4,005,816	$6,932,264	$5,144,506	$16,082,586

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedule of Investments. For centrally-cleared swaps, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Equity Contracts	Forward Foreign Currency Exchange Risk	Total
$248,440	$(2,740,005)	$(4,875,424)	$2,236,335	$(5,130,654)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Equity Contracts	Forward Foreign Currency Exchange Risk	Total
$(6,403,485)	$(6,932,264)	$3,595,872	$(893,321)	$(10,633,198)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$9,620,421	$—	$9,620,421	$(6,539,600)	$(1,122,814)	$1,958,007

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit default swap agreements	$1,639,379	$—	$1,639,379	$(1,639,379)	$—	$—
Forward foreign currency exchange contracts	5,144,506	—	5,144,506	(4,900,221)	—	244,285

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Bank of America Merrill Lynch	Credit Default Swap agreements	$7,506,712	$—
Bank of America Merrill Lynch	Interest Rate Swap agreements	8,804,978	—
Barclays Bank plc	Forward Currency Contracts	—	460,000
Goldman Sachs Group	Forward Currency Contracts, Credit Default Swap agreements	—	720,000
JP Morgan Chase and Co.	Forward Currency Contracts	—	500,000
		16,311,690	1,680,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.75%	12/01/13	02/01/20
C-Class	1.50%	12/01/13	02/01/20
P-Class	0.75%	05/01/15	02/01/20
Institutional Class	0.50%	12/01/13	02/01/20
R6-Class	0.50%	03/13/19	02/01/20

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2019	2020	2021	2022	Total
A-Class	$95,567	$152,459	$282,834	$206,019	$736,879
C-Class	21,737	31,774	47,300	36,724	137,535
P-Class	83	41,567	163,906	98,604	304,160
Institutional Class	195,502	442,161	896,378	693,525	2,227,566
R6-Class	—	—	—	3,358	3,358

For the period ended March 31, 2019, GI recouped $15,965 from the Fund.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2019, the Fund waived $97,727 related to investments in affiliated funds.

For the period ended March 31, 2019, GFD retained sales charges of $162,871 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At March 31, 2019, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$3,958,849,136	$15,905,502	$(26,746,656)	$(10,841,154)

Note 7 – Securities Transactions

For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$409,666,524	$1,068,833,187

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$—	$6,111,231	$(20,622)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Mavis Tire Express Services Corp.	03/20/25	$612,760	$16,851

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Copper River CLO Ltd.
2007-1A, due 01/20/21[1]	05/09/14	$107,255	$78,934
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48	05/25/18	7,443,446	7,435,266
		$7,550,701	$7,514,200

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2019.

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2.	Code of Ethics.

Not required at this time.

Item 3.	Audit Committee Financial Expert.

Not required at this time.

Item 4.	Principal Accountant Fees and Services.

Not required at this time.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms..

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 7, 2019

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	June 7, 2019

*	Print the name and title of each signing officer under his or her signature.